SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________________

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐
_________________________________

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Definitive Proxy Statement

☐ Definitive Additional Materials	☐ Soliciting Material Pursuant to Rule 14a-12

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

___________________________________________

AFG INVESTMENT TRUST C

(Name of Registrant as Specified in Its Charter)
___________________________________________

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction: $8,300,000

(5)  Total fee paid: $671.47 1

1       This fee, which has been paid previously, was calculated by multiplying $80.90 by 8.3, which is the product of the consideration of $8,300,000 to be paid to the Trust pursuant to Proposal Three divided by $1,000,000.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

January __, 2004

Dear Beneficiaries of AFG Investment Trust C:

It has been determined by the Managing Trustee that it would be in the best interest of the Beneficiaries of AFG Investment Trust C (the "Trust") to liquidate and dissolve the Trust. We are asking for your consent to the Plan of Liquidation and Dissolution as well as to the other proposals listed below. A form of consent is enclosed with this Consent Solicitation Statement and instructions on how to submit your consent are included herein. Consents must be received no later than February __, 2004 to be counted, unless the return date is extended (for up to 90 days) by the Managing Trustee in the event that a sufficient number of consents required for the adoption (or rejection) of the proposals has not been received by such date. In the event that the deadline is extended, the Managing Trustee will provide notice to Beneficiaries by means of a press release or a letter mailed to each Beneficiary.

As part of the Trust liquidation, we are asking for your consent on related proposals to permit or facilitate the sale of certain assets of the Trust to affiliates of the Trust where the assets are jointly held. Each proposal is described in the enclosed Consent Solicitation Statement. We hope that you take the time to read and carefully consider the following proposals:

(1)           To approve the liquidation and dissolution of the Trust under the terms and conditions of the Plan of Liquidation and Dissolution, pursuant to which Beneficiaries will receive cash distributions upon final dissolution.

(2)           To amend Section 7.3 of the Trust Agreement to allow for the sale of assets by the Trust to its affiliates.

(3)           To approve the sale of the Trust’s membership interest in MILPI Holdings, LLC, which is owned jointly with an affiliate of the Trust, to PLM MILPI Holdings LLC, a Delaware limited liability company owned by James A. Coyne and Gary D. Engle.

(4)           To amend Section 8.1(b) of the Trust Agreement, which currently allows for distributions in-kind on a pro rata basis to all Beneficiaries upon the liquidation and dissolution of the Trust, so that the Managing Trustee will have the discretion to make special distributions in-kind to affiliates of the Trust, together with coinciding cash payments to the other Beneficiaries, and to concurrently amend Section 7.7 of the Trust Agreement to allow for such distributions in-kind permitted by Section 8.1(b).

YOUR CONSENT TO THESE PROPOSALS IS IMPORTANT. PLEASE RETURN THE ENCLOSED CONSENT FORM PRIOR TO FEBRUARY __, 2004 TO MAKE SURE THAT YOUR CONSENT IS COUNTED.

Very truly yours, Gary D. Engle President AFG ASIT Corporation, as Managing Trustee

SUMMARY TERM SHEET

Set forth below is a brief summary of the proposals included in this Consent Solicitation Statement. This summary may not contain all of the information that is important to you. Therefore, to better understand the proposals and for a more complete description of their terms, in addition to this summary you should carefully read this Consent Solicitation Statement and the annexes attached to it in their entirety.

Interests of Certain Persons

Messrs. Gary D. Engle and James A Coyne are President and Executive Vice President, respectively, of the Managing Trustee. The Managing Trustee is recommending that the Beneficiaries approve the Proposals described below. The Managing Trustee is a wholly-owned subsidiary of the Semele Group, Inc. Together, Messrs. Engle and Coyne are the majority shareholders of Semele Group, Inc. They are also the owners of PLM MILPI Holdings LLC which will be the purchaser of the Trust’s membership Interests in MILPI Holdings, LLC if the Beneficiaries approve Proposal Three. If Proposal Two is approved Messrs. Engle and Coyne and their affiliates may be purchasers of other assets sold in the liquidation of the Trust and may receive in-kind distributions from the Trust if Proposal Four is approved.

As of December 9, 2003 (the "Record Date"), there were 1,786,753 Class A Interests and 3,024,740 Class B Interests outstanding, of which 14,450 Class A Interests and 3,019,222 Class B Interests were held by the Managing Trustee and its affiliates. The Managing Trustee and its affiliates have agreed to treat all of the proposals as "Interested Transactions." As such, pursuant to the Trust Agreement, the Managing Trustee and its affiliates will not vote the 14,450 Class A Interests they hold and will vote all of the 3,019,222 Class B Interests they hold in accordance with the vote of a majority of the Class A beneficiaries. Each proposal will therefore be adopted or rejected based upon the majority of the Class A Interests actually voted by the Beneficiaries not affiliated with the Managing Trustee.

Last year the Managing Trustee recommended to you that MILPI redeem its 25% membership interest owned collectively by AFG Investment Trust A and AFG Investment Trust B for $5.9 million less any distributions paid. This valued MILPI in its entirety at $23.6 million. Since that valuation, MILPI has paid $5.9 million to redeem Trust A and B’s interests representing dividends paid to Trust A and B plus the redemption price, and it returned $1.5 million to Trusts C and D, leaving an adjusted valuation after these events of $16.2 million. Thus, after the redemption and distribution, each of Trust C and Trust D had a 50% interest in MILPI would have been valued at $8.1 million. You are now being asked to approve the sale of the Trust’s 50% interest in MILPI for $8.3 million which is an approximately 2% higher valuation than at the time of the redemption. While demand for certain of MILPI's managed assets, most notably its aircraft, continues to be soft, MILPI has operated profitably since the redemption and some economic indicators indicate that a recovery may be underway in the United States. As equipment generally depreciates in value over time, in stronger economic times certain equipment will depreciate less rapidly and in some cases may increase in value. The book value of MILPI at September 30, 2003 was $24.6 million which includes $8.1 million of goodwill. Since MILPI’s primary business is the management of finite life investment programs, potential buyers are likely to believe that MILPI’s economic value amortizes with the expected lives of such programs whereas goodwill would only be reduced if capitalized cash flows including those that could be earned after the liquidation of the investment programs could not support the asset. Absent a write off of goodwill, the book value of MILPI is expected to continue increasing.

Proposal One (p. 1)

•    The Trust proposes to liquidate and dissolve under the terms and conditions of a Plan of Liquidation and Dissolution, pursuant to which Beneficiaries will receive cash distributions upon final dissolution.

•    Section 1.6 of the Trust’s Third Amended and Restated Declaration of Trust (the "Trust Agreement") provides that "[t]he Trust shall continue in full force and effect until December 31, 2004, except that the Trust shall be dissolved, its affairs wound up, and its Assets liquidated prior to such date upon [, among other events,] the sale or disposition of all or substantially all of its assets . The Managing Trustee shall use its best efforts to cause the Trust to sell all of the Assets not later than the tenth year following Final Closing, September 1993, provided that market conditions existing at the time permit sale of the Assets on terms deemed reasonable by the Managing Trustee." In addition, as the Trust’s self-liquidating lease portfolio has been reduced, the cost of accounting, legal and administrative expense has increased in the post-Enron era making the Trust’s continued existence less attractive than liquidation. The Managing Trustee has commenced the dissolution of the Trust and the liquidation of the Trust’s remaining Assets.

Proposal Two (p. 7)

•    The Trust proposes to amend Section 7.3 of its Trust Agreement to allow for the sale of assets by the Trust to its affiliates.

•    As currently in effect, Section 7.3 of the Trust Agreement provides guidelines for allowing asset purchases between the Trust and its affiliates, but it does not provide guidelines for allowing asset sales between these related parties. It is proposed that Section 7.3 be amended to provide guidelines for asset sales between the Trust and the Managing Trustee or its affiliates in order to facilitate such sales in the process of liquidating the Trust’s Assets.

Proposal Three (p. 11)

•    The Trust and AFG Investment Trust D propose to sell their membership interests in MILPI Holdings, LLC ("MILPI") to PLM MILPI Holdings LLC ("PLM LLC") an affiliate of the Trust. If the sale of the Trust’s MILPI interests to PLM LLC is not concluded for any reason, by approving this proposal the Managing Trustee would be authorized to determine, in its discretion, to sell the Trust’s MILPI interests to another affiliate. Any such sale to an affiliate would be on the same terms and conditions as the proposed sale to PLM LLC.

•    The sale is proposed to be accomplished pursuant to a Membership Interest Purchase Agreement at a purchase price of $8.3 million (the "MILPI Sale Price").

•    The Managing Trustee believes that, the purchase price is fair to the Trust’s Beneficiaries from a financial point of view.

•    The Trust’s financial advisors have determined that the purchase price is fair to the Trust’s Beneficiaries from a financial point of view. See "Proposal Three – Fairness Opinion."

Proposal Four (p. 17)

•    The Trust proposes to amend Sections 7.1 and 8.1(b) of its Trust Agreement, which currently allow for distributions in-kind on a pro rata basis to all Beneficiaries of the Trust upon the liquidation and dissolution of the Trust and Section 7.7, which prohibits in-kind distributions to the Managing Trustee, the Special Beneficiary or any Beneficiary, to permit in-kind distributions of the Trust’s Assets to the Managing Trustee and its affiliates.

•    The amendment would permit the Managing Trustee to have the discretion to make distributions in-kind to the Managing Trustee and affiliates of the Trust, together with coinciding cash payments to the other Beneficiaries of the Trust.

AFG INVESTMENT TRUST C

200 NYALA FARMS

WESTPORT, CONNECTICUT 06880

This Consent Solicitation Statement (this "Solicitation Statement") is being furnished to each holder (individually, a "Beneficiary," and, collectively, the "Beneficiaries") of Class A Beneficiary Interests ("Class A Interests") and Class B Subordinated Beneficiary Interests ("Class B Interests"; the Class A Interests and the Class B Interests, collectively, the "Interests") in AFG Investment Trust C, a Delaware business trust (the "Trust"), by the Managing Trustee of the Trust, AFG ASIT Corporation, a Massachusetts corporation (the "Managing Trustee"), in connection with the solicitation by the Trust of the consent of the Beneficiaries to the above stated proposals.

This Solicitation Statement and the accompanying consent form are being mailed to Beneficiaries of record as of the close of business on December 9, 2003 (the "Record Date"). As of December 9, 2003, there were 1,786,753 Class A Interests and 3,024,740 Class B Interests outstanding, of which 14,450 Class A Interests were held by the Managing Trustee or its affiliates, and 3,019,222 Class B Interests were held by the Managing Trustee or its affiliates.

Pursuant to Section 11.2 of the Third Amended and Restated Declaration of Trust of the Trust, as amended (the "Trust Agreement"), Beneficiaries are entitled to cast one vote for each Class A Interest or Class B Interest they own. In general, a majority in interest of all of the Beneficiaries is required to take action on behalf of the Trust. However, in the case of a transaction that is deemed to be an "Interested Transaction" pursuant to the Trust Agreement, the Managing Trustee and its affiliates must vote their Class B Interests in accordance with the vote of a majority of the Class A Beneficiaries. In addition, the Managing Trustee and its affiliates may not vote their Class A Interests in connection with an Interested Transaction.

The Managing Trustee and its affiliate, Equis II Corporation, have agreed to treat all of the proposals as if they are Interested Transactions. Accordingly, the Managing Trustee and Equis II Corporation will not vote the 14,450 Class A Interests they hold or control and will vote all of the 3,019,222 Class B Interests they hold in accordance with the vote of a majority of the Class A Beneficiaries. Each proposal will therefore be adopted or rejected based upon the majority of the Class A Interests actually voted by the Beneficiaries not affiliated with the Managing Trustee. For example, if a majority of the Class A Interests that vote are voted by the unaffiliated Beneficiaries to approve a proposal, all of the Class B Interests owned by the Managing Trustee and Equis II Corporation will also be voted to approve the proposal and it will be adopted. If a majority of the Class A Interests that vote are voted against a proposal, those Class B Interests will all be voted against the proposal and the proposal will be rejected.

Under Delaware law, no dissenters’ rights (i.e., rights of nonconsenting Beneficiaries to exchange their Interests in the Trust for payment of their fair value) are available to any Beneficiary of the Trust regardless of whether such Beneficiary has or has not consented to a given Proposal.

Interests of Certain Persons

Messrs. Gary D. Engle and James A Coyne are President and Executive Vice President, respectively, of the Managing Trustee. The Managing Trustee is recommending that the Beneficiaries approve the Proposals described below. The Managing Trustee is a wholly-owned subsidiary of the Semele Group, Inc. Together, Messrs. Engle and Coyne are the majority shareholders of Semele Group, Inc. They are also the owners of PLM MILPI Holdings LLC which will be the purchaser of the Trust’s membership Interests in MILPI Holdings, LLC if the Beneficiaries approve Proposal Three. If Proposal Two is approved Messrs. Engle and Coyne and their affiliates may be purchasers of other assets sold in the liquidation of the Trust and may receive in-kind distributions from the Trust if Proposal Four is approved.

Last year the Managing Trustee recommended to you that MILPI redeem its 25% membership interest owned collectively by AFG Investment Trust A and AFG Investment Trust B for $5.9 million less any distributions paid. This valued MILPI in its entirety at $23.6 million. Since that valuation, MILPI has paid $5.9 million to redeem Trust A and B’s interests representing dividends paid to Trust A and B plus the redemption price, and it returned $1.5 million to Trusts C and D, leaving an adjusted valuation after these events of $16.2 million. Thus, after the redemption and distribution, each of Trust C and Trust D had a 50% interest in MILPI would have been valued at $8.1 million. You are now being asked to approve the sale of the Trust’s 50% interest in MILPI for $8.3 million which is an approximately 2% higher valuation than at the time of the redemption. While demand for certain of MILPI's managed assets, most notably its aircraft, continues to be soft, MILPI has operated profitably since the redemption and some economic indicators indicate that a recovery may be underway in the United States. As equipment generally depreciates in value over time, in stronger economic times certain equipment will depreciate less rapidly and in some cases may increase in value. The book value of MILPI at September 30, 2003 was $24.6 million which includes $8.1 million of goodwill. Since MILPI’s primary business is the management of finite life investment programs, potential buyers are likely to believe that MILPI’s economic value amortizes with the expected lives of such programs whereas goodwill would only be reduced if capitalized cash flows including those that could be earned after the liquidation of the investment programs could not support the asset. Absent a write off of goodwill, the book value of MILPI is expected to continue increasing.

The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the Interests and returned to the Managing Trustee by February __, 2004 (subject to extension for up to 90 days at the discretion of the Managing Trustee in the event that a sufficient number of consents required for the adoption – or rejection – of the proposals has not been received by such date). The Managing Trustee will provide notice to Beneficiaries of any extensions by means of a press release or a letter mailed to each Beneficiary. You may return the consent form to the Managing Trustee by fax, mail or hand-delivery c/o The Altman Group, Inc., 60 East 42 nd Street, Suite 405, New York, New York 10165, telephone: (800) 461-2657, facsimile: (212) 973-9818. A stamped envelope addressed to the Managing Trustee is enclosed for you to mail your consent form. To be valid, a consent form must be signed by the record owner(s) of the Interests represented thereby as listed in the records of the Trust on the Record Date and, if returned by fax, both sides of the consent form must be returned.

Pursuant to Section 12.1 of the Trust Agreement, a written consent may not be withdrawn or voided once the consent form is received by the Managing Trustee. A properly executed consent form received by the Managing Trustee will be voted in accordance with the directions indicated on the form. If no direction is indicated as to a proposal, a properly executed consent form received by the Managing Trustee will be voted in favor of that proposal. However, brokers do not have discretionary authority to vote Interests held in street name. Therefore, the failure by beneficial owners of Interests held in street name to give voting instructions to brokers will result in broker non-votes. Broker non-votes, abstentions and the failure to vote will all be treated as non-votes. All questions as to the validity (including time of receipt) of all consent forms will be determined by the Managing Trustee, which determinations will be final and binding. Voting on the proposals will be conducted only by written consent and no formal meeting of the Beneficiaries will be held. THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS.

PLEASE VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY FEBRUARY __, 2004.

This Solicitation Statement has been prepared under the direction of the Managing Trustee on behalf of the Trust. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consents will be paid by the Trust. In addition to soliciting the consent of Beneficiaries by mail, representatives of the Managing Trustee may, at the Trust’s expense, solicit the consent of Beneficiaries by telephone, telegraph, in person or by other means. In addition, the Managing Trustee has retained The Altman Group to solicit consents. The fees of The Altman Group will be paid by the Trust and are estimated to be $4,000.

This Solicitation Statement is first being sent or given to Beneficiaries on or about January __, 2004.

THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS AND URGES YOU TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM IMMEDIATELY. FOR QUESTIONS RELATING TO THE PROPOSALS, PLEASE TELEPHONE THE ALTMAN GROUP AT (800) 461-2657.

TABLE OF CONTENTS

Page

PROPOSAL 1 – Approval of The Liquidation and Dissolution OF the TRUST UNDER THE TERMS AND CONDITIONS OF THE PLAN OF LIQUIDATION AND DISSOLUTION

Background

Reason for the Dissolution

Terms of the Plan of Complete Liquidation and Dissolution

Assets Subject to Liquidation

Risks Involved with the Liquidation and Dissolution of the Trust

Tax Consequences

PROPOSAL 2 – APPROVAL OF THE AMENDMENT TO SECTION 7.3 OF THE TRUST AGREEMENT TO ALLOW FOR THE SALE OF ASSETS BY THE TRUST TO ITS AFFILIATES

The Amendment

Reason for the Amendment

Risks of the Managing Trustee’s History of Engaging in Transactions with Affiliates

PROPOSAL 3 – APPROVAL OF THE SALE OF THE TRUST’S MEMBERSHIP INTEREST IN MILPI HOLDINGS, LLC

Reason for the Sale

Terms of the Sale

Fairness Opinion

Selected Financial Data

Tax Consequences

PROPOSAL 4 – APPROVAL OF THE AMENDMENTS TO SECTION 8.1(B) AND SECTION 7.7 OF THE TRUST AGREEMENT TO PERMIT THE MANAGING TRUSTEE TO MAKE DISTRIBUTIONS IN-KIND TO AFFILIATES OF THE MANAGING TRUSTEE

The Amendment

Reasons for the Amendment

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Notes to Unaudited Pro Forma Financial Information

SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES IN CONNECTION WITH THE PROPOSALS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

ADDITIONAL INFORMATION CONCERNING THE TRUST

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Annex A Plan of Complete Liquidation and Dissolution A-1

Annex B Fairness Opinion B-1

Annex C Text of Amendment C-1

Annex D Membership Interest Purchase Agreement D-1

Annex E 1934 Act Filings

Form 10-K for the fiscal year ended December 31,2002 E-1

Amendment No. 1 to Annual Report on Form 10-K/A

for the fiscal year ended December 31, 2002 E-2

Amendment No. 2 to Annual Report on Form 10-K/A

for the fiscal year ended December 31, 2002 E-3

Form 10-QSB for the quarterly period ended March 31, 2003 E-4

Form 10-QSB for the quarterly period ended June 30, 2003 E-5

Form 10-QSB for the quarterly period ended September 30, 2003 E-6

Form 8-K dated December 4, 2003 E-7

PROPOSAL 1 – APPROVAL OF THE LIQUIDATION AND DISSOLUTION OF THE TRUST UNDER THE TERMS AND CONDITIONS OF THE PLAN OF LIQUIDATION AND DISSOLUTION

Background

The Trust is a Delaware business trust formed on February 26, 1992, to acquire and lease to third parties a diversified portfolio of capital equipment. The Managing Trustee of the Trust and another Delaware business trust, AFG Investment Trust D ("Trust D," collectively the "AFG Investment Trusts" or the "Trusts"), is AFG ASIT Corporation, a Massachusetts corporation organized on August 13, 1991. AFG ASIT Corporation is a wholly owned subsidiary of Equis II Corporation and an affiliate of Equis Financial Group Limited Partnership, a Massachusetts limited partnership ("EFG" or the "Advisor"). Equis II Corporation is a wholly owned subsidiary of Semele Group Inc. ("Semele"). The principal executive office of the Trust is at 200 Nyala Farms, Westport, Connecticut 06880. The principal executive office of the Managing Trustee and EFG is at 1050 Waltham Street, Lexington, Massachusetts 02421.

EFG is the advisor to the Trust. As Advisor, EFG provides various services to the Trust, including selection of the Trust’s assets for acquisition by the Trust and management of assets, for which it receives compensation as provided in the Trust Agreement. Semele is Special Beneficiary of the Trust, holding an 8.25% carried interest in the Trust. As such, it participates in Trust distributions, but does not have the right to vote.

As of December 9, 2003, there were 1,786,753 Class A Interests outstanding, of which (i) 14,450 were held by Equis II Corporation or its affiliates, and (ii) 1,777,543 were held by 1,940 other Class A Beneficiaries. As of December 9, 2003, there were 3,024,740 Class B Interests outstanding, of which (i) 3,019,222 were held by Equis II Corporation, and (ii) 5,518 were held by eight other Class B Beneficiaries.

Under the Trust Agreement, as amended, the Trust may enter into joint ventures with affiliates of the Managing Trustee or EFG or other programs sponsored by EFG or its affiliates; provided that the Managing Trustee will enter into such joint ventures only if it believes that it is in the best interests of the Beneficiaries to do so, and the Trust’s participation is on terms and conditions that are fair to the Trust and the Beneficiaries, taking into account the participation of the other affiliated venturers, and will allow the Trust to better attain its revised investment objectives.

Reason for the Dissolution

Pursuant to the Trust Agreement, the Managing Trustee is required to use its best efforts to cause the Trust to sell all of the Trust’s assets not later than the end of the tenth year following the Final Closing, and dissolve by December 31, 2004. Although the Trust Agreement does not specifically require approval of the Beneficiaries to effect the liquidation of the Trust prior to December 31, 2004, the Managing Trustee has set forth the proposed terms and conditions of the liquidation and dissolution of the Trust in a Plan of Complete Liquidation and Dissolution set forth in Annex A hereto (the "Plan") and seeks your approval of the Plan pursuant to Proposal 1, noting that, in addition to Proposal 1, the Managing Trustee seeks your approval of Proposals 2, 3 and 4 that relate specifically to transactions with affiliates of the Trust and the Managing Trustee in connection with the liquidation of the Trust’s assets. However, even if the adoption of the Plan of Liquidation and Dissolution is not approved under Proposal 1, the Managing Trustee will be required to use its best efforts to liquidate the Trust’s assets and dissolve the Trust by the end of 2004.

Terms of the Plan of Complete Liquidation and Dissolution

The following is a brief summary of the Plan of Complete Liquidation and Dissolution (the "Plan"). The summary is qualified in its entirety by reference to the full text of the Plan attached hereto as Annex A and incorporated herein by reference. You are encouraged to read the Plan in its entirety for the express legal terms of the Plan and other information that may be important to you.

The Plan provides that the Trust will take such actions as are deemed necessary or appropriate by the Managing Trustee to wind up all Trust business and affairs and sell, exchange or otherwise dispose of all or substantially all of the assets of the Trust. The Plan provides that the proceeds from the sale of the Trust’s assets will be distributed to the Beneficiaries. As part of the Plan, existing debts and obligations of the Trust will be satisfied from the proceeds of the sale of the Trust’s assets.

It is difficult to predict the amount and timing of the sale of the Trust’s assets and, consequently, the amount and timing of liquidating distributions to the Beneficiaries. Other than in the ordinary course, to date, no discussions have occurred and no negotiations have been entered into with prospective buyers of the Trust’s assets, with the exception of the sale of the MILPI Interests held by the Trust. The actual amount and timing of distributions to the Beneficiaries will be determined by the Managing Trustee in its sole discretion and will depend upon the timing and receipt of proceeds of the sale and the amounts deemed necessary by the Managing Trustee to pay or provide for all of the Trust’s liabilities and obligations.

Upon the complete liquidation of the Trust and distribution of its assets to or for the benefit of the Beneficiaries, the Managing Trustee, in accordance with the terms of the Plan and Section 3810(d) of the Delaware Business Trust Act, will execute and file a Certificate of Cancellation with the State of Delaware, which will terminate the existence of the Trust.

The Managing Trustee may modify or amend the Plan at any time if it determines that such action would be advisable and in the best interest of the Trust. In addition, the Managing Trustee may abandon and revoke the Plan at any time prior to the filing of the Plan among the records of the Trust. However, the Managing Trustee will re-solicit the consent of Beneficiaries before making any material or adverse modifications or amendments to the Plan.

Assets Subject to Liquidation

The Trust has made investments in major capital equipment and other long-term assets, including, but not limited to, ownership interests in EFG Kirkwood LLC, a resort business, and in MILPI. For a full description of the Trust’s assets, see the Trust’s financial statements, included in the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which is incorporated herein by reference. See "Additional Information Concerning the Trust." If the Plan is approved by the Beneficiaries, it would give the Managing Trustee the power to sell any and all of the assets of the Trust, without further approval by the Beneficiaries. The Managing Trustee intends to conduct the sale of the Trust’s assets in an orderly manner, and will seek offers for specific pools of assets, although individual sales of assets may be effected, such as the sale of the Trust’s interests in MILPI, and offers for the entire portfolio of investment (apart from the Trust’s interests in MILPI) may be sought. Proposal Two establishes guidelines for asset sales between the Trust and the Managing Trustee or its affiliates. If Proposal Four, regarding special distributions in-kind to affiliates of the Trust is approved by the Beneficiaries, the Managing Trustee will have the right to make in-kind distributions to its affiliates on a pro rata basis.

Risks Involved with the Liquidation and Dissolution of the Trust

In addition to the other information included elsewhere in this document, you should carefully consider the following factors in determining whether to vote in favor of the Plan. In considering these factors, you should note that even if the Plan is not adopted, many of these risks will be present in connection with the liquidation of the Trust in the ordinary course pursuant to the terms of the Trust Agreement. Pursuant to Section 12.1 of the Trust Agreement, a written consent may not be withdrawn or voided once the consent form is received by the Managing Trustee.

The Trust may not Realize Gains from Asset Sales Made in Connection with the Liquidating Distributions.

There can be no assurances that the Trust and its Beneficiaries will receive gains in connection with the sale of the Trust’s assets. It is difficult to predict the timing of the sale of the assets or the amount that the Trust will receive for the assets in connection with any sales. To date, the Trust has not entered into any discussions or negotiations with prospective purchasers of the Trust’s assets, other than with respect to a sale of the Trust’s membership interests in MILPI (see Proposal Three, which describes a proposal for the Trust to sell its 50% membership interest in MILPI for an aggregate consideration of $8.3 million). However, it is anticipated that some of the assets may currently be illiquid. For instance, under current market conditions it may be difficult to sell certain of the Trust’s assets, such as its interests in EFG Kirkwood LLC, a resort business, or its interests in MILPI should Proposal Three not be approved. Adverse market conditions may have a negative impact on the proceeds that may be realized from such asset sales.

The sale of the interests in MILPI is at an amount less than the Trust’s carrying value at September 30, 2003. As such, the proposed structure of the sale of the Trust’s membership interests in MILPI will result in a book loss.

In addition, there can be no assurance that, even if the Beneficiaries vote to approve the liquidation and dissolution, any asset sales will be consummated or that they will be consummated on favorable terms. For instance, the closing of each of the Trust’s asset sales may be subject to numerous conditions, including the satisfactory completion by the purchaser of its due diligence investigation and the receipt of consents from third parties. If the Trust cannot sell its assets on the terms and at the times targeted, the dissolution could be delayed and distributions to Beneficiaries could be less than expected or paid later than estimated.

If the Trust sells some or all of its assets on an installment basis and the purchaser subsequently defaults in its payment on the related promissory note or installment contract, the Trust’s exercise of remedies, which may include foreclosure on any property securing the promissory note, will likely result in the Trust incurring additional costs and expenses. This could in turn result in delays in effecting the dissolution and reductions or delays in the payment of distributions to Beneficiaries.

The Trust’s Managers, Officers and Affiliates may have Interests in the Liquidation and Dissolution that are Different from or in Addition to the Interests of Other Beneficiaries.

In considering the recommendation of the Managing Trustee with respect to the liquidation and dissolution and deciding whether or not to approve Proposal One, Beneficiaries should know that the Managing Trustee, its officers and its affiliates may have interests in the liquidation and dissolution that are different from or in addition to those of other Beneficiaries. The Trust Agreement provides that the Managing Trustee will receive a special allocation of losses, if any, in connection with a dissolution event, and that the Managing Trustee is entitled to receive at least 1% of the profits and losses of the Trust in connection with a dissolution event. In addition, if Proposal Four is adopted, affiliates of the Trust could receive special distributions in-kind in connection with the liquidation and dissolution of the Trust, which would result in affiliates of the Trust receiving property for which valuations have been made on the basis of a determination of fair market value by an independent expert rather than in an arm’s length transaction and, as such, may prove to be more or less favorable to such affiliates than might have been the case if the property had been sold in an arm’s length transaction. Further, it is expected that the liquidation of the Trust will resolve a potential issue over whether or not the Trust has become an unregistered investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act"). In addition to benefiting the Trust by reducing its expenses and eliminating the uncertainty of its status under the 1940 Act, this could potentially relieve the Managing Trustee from incurring, or reduce the likelihood that the Managing Trustee will incur, liability that it might otherwise be subject to pursuant to Section 7.1 of the Trust Agreement if the SEC were to deem the Trust an investment company, as such term is defined in the 1940 Act, or at law, or reduce the magnitude of any such liability. The Act places restrictions on the capital structure and business activities of investment companies, including prohibiting certain types of affiliated transactions and prohibits, among other things, the purchase and sale of securities and engaging in interstate commerce by unregistered investment companies. If the Trust is deemed to be an unregistered investment company, its business would be adversely affected.

There are no Dissenters’ Rights for Beneficiaries.

Delaware law does not grant beneficiaries of business trusts who dissent from approval of the liquidation and dissolution the right to demand an appraisal for their interests and payment of their fair cash value. As a result, Beneficiaries who object to Proposal One and the liquidation and dissolution of the Trust do not have a right to demand a different payment for their Interests.

Sales of Assets will not be Subject to Further Approval of Beneficiaries.

If the Beneficiaries approve the liquidation and dissolution, the Managing Trustee will be authorized to dispose of the Trust’s assets on such terms and conditions as it determines appropriate. As a result, the Managing Trustee will have full authority to negotiate the individual assets sales and the Beneficiaries will not be entitled to review or approve the terms or conditions, including the sale price of assets, in connection with any individual sales. This will be the case even if the Trust disposes of all or substantially all of its assets.

The Liquidation and Dissolution may not Result in Greater Returns to Beneficiaries than if the Trust Continued as a Going Concern.

If the Beneficiaries do not approve the adoption of the Plan, the Trust would continue as a going concern until such time as the Managing Trustee sells or otherwise disposes of the Trust’s assets, winds up the affairs of the Trust and dissolves the Trust, which must happen no later than December 31, 2004. Alternatively, it is possible that a third party could be interested in entering into a business combination with the Trust. There can be no assurance that the liquidation and dissolution will result in greater returns to the Beneficiaries than if the Trust continued as a going concern until its dissolution or entered into a business combination with a third party.

The Managing Trustee may Amend the Plan of Complete Liquidation and Dissolution even if Beneficiaries Approve the Liquidation and Dissolution.

Even if Beneficiaries vote to approve the Plan, the Managing Trustee may amend the Plan without further approval of the Beneficiaries, except as required by Delaware law or the Trust Agreement.

Tax Consequences

For a discussion of the tax consequences in connection with Proposal One, see "Certain Federal Income Tax Consequences in Connection with the Proposals."

THE MANAGING TRUSTEE RECOMMENDS THAT THE BENEFICIARIES CONSENT TO PROPOSAL ONE.

PROPOSAL 2 – APPROVAL OF THE AMENDMENT TO SECTION 7.3 OF THE
TRUST AGREEMENT
TO ALLOW FOR THE SALE OF ASSETS BY THE TRUST TO ITS AFFILIATES

The Amendment

As currently in effect, Section 7.3 of the Trust Agreement provides guidelines for allowing asset purchases between the Trust and the Managing Trustee or its affiliates, but it does not provide guidelines for allowing asset sales between these related parties. It is proposed that Section 7.3 be amended to provide guidelines for asset sales between the Trust and the Managing Trustee or its affiliates.

Reason for the Amendment

Section 7.3 of the current Trust Agreement allows the Trust to purchase assets in which the Managing Trustee or any of its affiliates have an interest in connection with a joint venture, and provides guidelines for doing so. However, with respect to the sale of assets by the Trust to the Managing Trustee or any of its affiliates, Section 7.3 merely states that the Trust shall only sell assets to the Managing Trustee or its affiliates as allowed in such section; yet, the section does not provide any guidelines to effect a sale. Accordingly, the Managing Trustee proposes that Section 7.3 be amended to allow for sales to affiliates of the Trust on generally the same terms that acquisitions from affiliates of the Trust are allowed, to the extent that such terms are relevant in the context of a sale. More specifically, sales of assets to affiliates of the Trust would be permitted in the event that:

•    the sale is in the best interests of the Trust;

•    the asset is sold for a price no less than the fair market value thereof, as determined by an independent expert; and

•    no other benefit arises out of such transaction to the affiliate apart from compensation otherwise permitted by the Trust Agreement.

The Managing Trustee believes that there are benefits to the Trust to be derived from allowing sales of the assets to affiliates of the Trust in connection with joint ventures. For instance, in joint venture structures, there are often inherent problems in finding new investors, which could lead to a liquidity problem if the Trust were to seek to sell its assets in a joint venture to a non-affiliate. In particular, documents governing joint ventures often contain conditions to and prohibitions against venturers exiting the joint venture and/or selling their assets. Therefore, the Managing Trustee believes that it may often be in the best interests of the Trust to allow the Trust to sell joint venture assets to affiliates of the Trust.

Whether or not this proposed amendment to Section 7.3 is approved, the Trust is separately seeking approval, pursuant to Proposal Three, to the sale of its interests in MILPI. Although approval of this amendment to Section 7.3 would allow the Trust to effectuate the sale of its interest in MILPI, the Managing Trustee is including Proposal Three because it believes that the sale of the Trust’s MILPI interest constitutes a transaction that should be considered whether or not Proposal Two is approved.

If the proposed amendment to Section 7.3 is approved, the Trust would not be required to obtain the Beneficiaries’ approval for these types of transactions in the future. For instance, although there have been no specific negotiations with respect to a sale of the Trust’s membership interests in EFG Kirkwood, LLC, the Trust may wish to sell these interests to an affiliate in the future, which it would be allowed to do under Section 7.3 without the consent of the Beneficiaries if Proposal Two is adopted. Similarly, if the sale of the Trust’s MILPI interests to PLM LLC is not concluded for any reason, the Managing Trustee would be authorized to determine, in its discretion, to sell the Trust’s MILPI interest to another affiliate. Any such sale to an affiliate shall be on the same terms and conditions as the proposed sale pursuant to Proposal Three.

Before voting on this proposal, Beneficiaries are urged to read the full text of the proposed amendment to Section 7.3, which is included in Annex C, attached hereto.

Risks of the Managing Trustee’s History of Engaging in Transactions with Affiliates

The principal risk of this amendment is that the Managing Trustee will not act in the best interest of investors and that the price paid by affiliated parties may not be appropriate. During the course of its management of the Trust, the Managing Trustee has from time to time engaged the Trust in transactions with affiliates. Several of these transactions have been the subject of claims asserted in the recently settled Rosenblum class action lawsuit described below that the Managing Trustee and/or its affiliates breached their fiduciary duties to the investors. The Trust’s Declaration of Trust generally prohibits the Managing Trustee from entering into arrangements on behalf of the Trust with any affiliate except as specifically permitted by the Declaration of Trust. The Declaration of Trust specifically provides that the Trust may enter into a general partnership, joint venture, trust or other business arrangement, collectively defined as Joint Ventures, with affiliates of the Managing Trustee if certain conditions are met.

The following is a description of the Rosenblum class action and of certain transactions with affiliates entered into by the Trust and affiliated investment programs.

Alleged Breaches of Fiduciary Duty in the Rosenblum Class Action

In January 1998, certain plaintiffs filed a class and derivative action, known as Leonard Rosenblum, et al. v. Equis Financial Group Limited Partnership, et al. , in the United States District Court for the Southern District of Florida (the "Class Action") on behalf of the investors in 28 equipment leasing programs, including the Trust, against EFG and a number of its affiliates, including the Managing Trustee, as defendants. Plaintiffs alleged, among other things, that the defendants breached their fiduciary duties to the partnerships and their investors.

The Managing Trustee and its affiliates denied that any of them have committed any violations of law or breached any fiduciary duties to the plaintiffs or the nominal defendants and believe the allegations to be without merit.

The defendants’ and plaintiffs’ counsel subsequently negotiated settlements of the claims on behalf of the investors in the 28 programs including the Trust, and the Court issued its Order and Final Judgment, approving the final settlement and dismissing the Class Action in June 2002.

Loans by Partnerships to Affiliate in Connection with a Preliminary Settlement Agreement in the Rosenblum Class Action as Possible Violations of the Partnership Agreements

In connection with a preliminary settlement agreement for the claims asserted in the Class Action on behalf of eleven limited partnerships, the Court permitted the partnerships to invest in any new investment, including, but not limited to, new equipment or other business activities, subject to certain limitations. The partnerships loaned $32 million to a newly formed real estate company, Echelon Residential Holdings, that used the loan proceeds to acquire various real estate assets from an unrelated real estate company. The partnerships subsequently wrote down the net carrying value of the loans and related accrued interest to $29.2 million and ceased accruing interest. The partnership agreements prohibit the partnerships from making loans to their general partners or their affiliates. A former officer of the general partner employed by EFG agreed to serve as the initial equity holder of Echelon Residential Holdings and as an unpaid manager of Echelon Residential Holdings. He made a $185,465 equity investment in Echelon Residential Holdings. His return on his equity investment was restricted to the same rate of return as the partnerships were to realize on their loans. If the former officer were deemed to be an affiliate of the partnerships, the loans could appear to have been made in violation of the prohibition in the partnership agreements against loans to affiliates. (In accordance with the terms of the final settlement agreement the loans have been repaid and the eleven partnerships have been liquidated.)

The Effect of Below Market Cash Tender Offers on Certain Investors

In 1995, an affiliate of the Managing Trustee made a cash tender offer for a portion of the units held by investors in each of 21 equipment leasing limited partnerships. In 1997, the Trust and three affiliated trusts made a cash offer to redeem a portion of the beneficial interests held by investors in the four trusts. Neither offer was conditioned on any minimum number of units being tendered, and investors were free to accept or reject the offers, which offered them cash for their investment. The purchase prices offered to investors for units in all but one of the partnerships and in one of the four trusts were below the reported bid and asked prices in the secondary market for units prior to the commencement of the offers and were below the then-current liquidation values of the units, which was disclosed to investors in the tender offer documents. However, certain investors may have tendered their units without recognizing that the tender offer prices were for less than the liquidation value of the assets.

The Managing Trustee Caused the Trusts to Guarantee an Affiliate’s Obligations

In March 2000, the Trust and three affiliated trusts entered into a guarantee pursuant to which the trusts guaranteed an affiliate’s obligations as master lessee under a master lease agreement with Heller Affordable Housing Florida, Inc., HAHF Trust I and HAHF Trust II , as master lessors. The maximum exposure under the guarantee initially was $34,500,000, which maximum exposure amount was reduced to $7,000,000 by December 2000. During the year 2001, the obligations of the trusts under the guarantee terminated by its terms. The trusts were paid aggregate fees of approximately $1,140,000 for providing the guarantee. While this guarantee has terminated, there is a risk that these types of transactions may involve a conflict of interest under the Trust Agreement.

Extension of Maturity Date of Existing Loan as Possible Violation of Prohibition against Loans to Affiliates

In 1997, five partnerships and AFG Investment Trust A sold their beneficial interests in three cargo vessels to Semele in exchange for an aggregate of $3,800,000 cash, 198,700 shares of Semele common stock and beneficial interest in a note from Semele (the "Semele Note") of $4,419,500. The Trust’s share of the proceeds was $433,036 in cash, 20,969 shares of Semele stock and a $462,353 beneficial interest in the Semele Note. At the time of the sale, Semele was a public company unaffiliated with the general partners and Managing Trustee. Subsequently, Semele became affiliated with them. The Semele Note bears an annual interest rate of 10% and was originally scheduled to mature in April 2001. The maturity date was subsequently extended to April 2003. The extension of the maturity date could be deemed to be a new loan in violation of the prohibition against loans to affiliates. The extension of maturity relieved Semele (whose common stock was recently delisted) of the responsibility to pay or refinance the Semele Note at its original maturity date. If Semele had borrowed funds to repay the Semele Note at its original maturity date the interest rate might have been greater than 10%. (The Semele Note has been paid pursuant to the terms of the Class Action Settlement Agreement.)

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO PROPOSAL TWO.

PROPOSAL 3 – APPROVAL OF THE SALE OF THE TRUST’S MEMBERSHIP INTEREST IN MILPI HOLDINGS, LLC

The Trust and Trust D intend to sell their membership interests in MILPI to PLM LLC or another affiliate, pursuant to a Membership Interest Purchase Agreement. PLM LLC currently intends to continue operating PLM through MILPI as an ongoing business. If the sale of the Trust’s and Trust D’s MILPI interests to PLM LLC is not concluded for any reason, the Managing Trustee would be authorized to determine, in its discretion, to sell the Trust’s MILPI interests to another affiliate. Any such sale to an affiliate would be on the same terms and conditions as the proposed sale to PLM LLC.

Reason for the Sale

The Managing Trustee believes that it would be in the best interest of the Trust to sell the Trust’s membership interests in MILPI to PLM LLC or another affiliate. The MILPI membership interests were initially acquired by the Trust in December 2000. As noted above in Proposal One, the Trust Agreement provides that the Trust’s Assets, including its membership interests in MILPI, be liquidated by December 31, 2004. See "Proposal One – Reasons for the Liquidation." If Proposal One is adopted, the Trust’s membership interests in MILPI will be sold in connection with the Plan. However, even if the Plan is not approved, the Trust will sell its interests in MILPI, or will transfer its interests to a liquidating trust in order to accomplish its liquidation prior to December 31, 2004 as provided for by its Trust Agreement. Currently, the Trust has a 50% interest in MILPI. Upon completion of the sale, the Trust would no longer have an interest in MILPI.

The Managing Trustee believes that, due to the illiquid nature of the membership interests in MILPI, it is unlikely that the Trust would receive a purchase amount greater than the price discussed below, which price the Managing Trustee believes would produce a fair return to the Beneficiaries from a financial point of view. The Managing Trustee’s belief as to the illiquid nature of the membership interest in MILPI is based in part on past experience and its knowledge of the current market for used aircraft and other equipment of the type and age owned by the equipment leasing partnerships sponsored and managed by MILPI’s operating subsidiary, PLM International, Inc. During the 1999-2000 period the prior management of PLM made extensive efforts to sell PLM and were only able to obtain two bids for the company, one of which was that of the Trust and its affiliated trusts. Subsequently, after the events of September 11, 2001, and the recent unfavorable global economic conditions, the current value of the used aircraft in the PLM equipment leasing companies declined significantly as did the value of much of the other types of equipment held by them. While the U.S. economy appears to be rebounding from its recent slump, the present value of used aircraft, rail cars and other used equipment has not increased significantly, as has been demonstrated by recent sales of such types of used equipment both by PLM companies and by third parties. For example, a Boeing 737 aircraft with a pre-9/11/2001 fair market value of $4.8 million owned by affiliated companies sold in September 2003 for $0.6 million. The market for used aircraft and other equipment may improve over the next several years but, between now and the December 31, 2004 dissolution date, the Managing Trustee does not anticipate much improvement.

Another factor contributing to MILPI’s illiquidity is its managed companies’ performance and the short term of their remaining investment lives. The equipment leasing companies in the PLM stable are all self-liquidating and have finite lives. Therefore, MILPI represents a fairly short-lived asset that requires considerable management attention and expertise as its constituent companies are required to sell off assets and distribute proceeds reducing MILPI’s management fees and, consequently, its value and attractiveness to many investors. Since MILPI acquired PLM, four funds have been liquidated or are in the process of liquidation. Another factor adding to MILPI’s illiquidity is the fact that its equity interests in the equipment leasing companies are typically held by general partners that are subject to general partner liability. While general partners are corporations, their respective interests in the equipment leasing partnerships are at risk in the event of claims against the partnerships or themselves, thereby limiting the attractiveness of MILPI to potential investors.

Terms of the Sale

The Trust’s membership interests in MILPI would be sold to PLM LLC or another affiliate designated by the Managing Trustee, pursuant to a Membership Interest Purchase Agreement, at the MILPI Sale Price. The Managing Trustee has agreed to waive the fees in connection with the sale of the interests that would otherwise be due to it under the terms of the Trust Agreement in connection with a sale of the assets. The purchase of the Trust’s membership interests in MILPI by PLM LLC is subject to certain conditions, including (i) a condition that no material adverse change in the value of the MILPI membership interests will have occurred between the dates of the Membership Interest Purchase Agreement and the closing of the purchase of the MILPI interests, and (ii) a condition that PLM LLC shall have arranged suitable financing of at least 75% of the MILPI Sale Price for the purchase of the Trust’s membership interests in MILPI. James A. Coyne and Gary D. Engle will contribute capital to PLM LLC equal to at least 25% of the MILPI Sale Price. A copy of the Membership Interest Purchase Agreement is attached hereto as Annex D. As noted below, the Trust’s financial advisors have determined that the proceeds to be paid in connection with the sale are fair to the Beneficiaries from a financial point of view. See "Proposal Three – Fairness Opinion."

The aggregate purchase price to be paid by PLM LLC or another affiliate designated by the Managing Trustee was agreed to by the Managing Trustee and PLM LLC, rather than being the result of arm’s-length negotiations as to the underlying value of the assets. In setting the purchase price, the Managing Trustee took into account, on the one hand, the expectation by the Trust and Trust D that they would realize a return on their investment of capital and, on the other hand, the expectation by PLM LLC that the purchase price would reflect a decline in the value of the underlying equipment assets, including aircraft, since MILPI’s acquisition of PLM, primarily as a result of generally unfavorable economic conditions occurring since the acquisition. In order to reconcile these two positions, the Managing Trustee proposes that the Trust sell its membership interests in MILPI to PLM LLC or another affiliate designated by the Managing Trustee at the MILPI Sale Price.

Fairness Opinion

Imperial Capital ("Imperial Capital") was engaged by the Trust and Trust D to provide a fairness opinion in connection with Proposal Three. The opinion, which Imperial Capital delivered to the Trust and Trust D on December 1, 2003, stated that the consideration to be received by the Trust and Trust D in connection with the sale of their membership interests in MILPI is fair to the Trust and Trust D from a financial point of view. A copy of the opinion, which sets forth the assumptions made, matters considered and scope and limitations of the review undertaken and the procedures followed by Imperial Capital, is attached hereto as Annex B (together with certain financial forecasts relied upon by Imperial Capital) and is incorporated by reference into this Solicitation Statement. You are urged to read the Imperial Capital opinion carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital.

Beneficiaries should note that the opinion expressed by Imperial Capital was prepared at the request and for the information of the Trust and Trust D and does not constitute a recommendation to any Beneficiary as how to vote with respect to Proposal Three.

The opinion does not address the business decision or the relative merits of the decision of the Trust and Trust D. No limitations were placed on Imperial Capital with respect to the investigation made, the procedures followed or the factors considered in preparing and rendering its opinion.

In connection with rendering its opinion, Imperial Capital among other things:

•      analyzed certain historical business and financial information relating to MILPI, including audited financial statements for the year ended December 31, 2002, a summary of MILPI’s cash flows for the nine months ended September 30, 2003 and balance sheet for September 30, 2003, which were provided by the management of MILPI;

•  reviewed certain information, including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to Imperial Capital by the management of MILPI;

•  reviewed MILPI Holdings, LLC financial projections for October 1, 2003 through December 31, 2003, furnished to Imperial Capital by management of MILPI;

•  reviewed a liquidation analysis for PLM Equipment Growth Funds ("EGF") I – IV, furnished to Imperial Capital by management of MILPI;

•  reviewed financial projections for EGF V – VII and Professional Lease Management Income Fund I, LLC, furnished to Imperial Capital by management of MILPI;

•  reviewed BMLF/BSLF II Rancho Malibu Limited Partnership’s ("RMLP") financial projections for October 1, 2003 through December 31, 2007, prepared by Vintage Rancho Malibu, LLC and furnished to Imperial Capital by management of MILPI;

•  reviewed MILPI’s projected tax assumptions as provided by MILPI’s tax professional;

•  reviewed certain publicly available business and financial information relating to MILPI, RMLP and PLM that Imperial Capital deemed relevant;

•  reviewed RMLP’s Amended and Restated Agreement of Limited Partnership;

•      conducted discussions with members of senior management of MILPI concerning the matters described above, as well as the prospects and strategic objectives of MILPI;

•      reviewed public information with respect to certain other companies with financial profiles that Imperial Capital deemed to be relevant; and

•      conducted such other financial studies, analyses and investigations and took into account such other matters as Imperial Capital deemed necessary, including its assessment of general economic, market and monetary conditions.

In preparing its opinion and with the consent of the Trust and Trust D, Imperial Capital relied on the accuracy and completeness of the foregoing financial and other information and did not assume responsibility for independent verification of such information or conduct an independent valuation or appraisal of any of MILPI’s or PLM’s assets, nor was Imperial Capital furnished with any such appraisals. With respect to the financial forecasts, Imperial Capital assumed, with the consent of the Trust and Trust D, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MILPI and PLM as to the future financial performance of PLM and RMLP. Imperial Capital also relied upon assurances of senior management of MILPI that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view as to, such forecasts or the assumptions on which they were based.

The Imperial Capital opinion was based upon economic, monetary and market conditions existing on the date of the opinion. Imperial Capital expressed no opinion, nor should one be implied, as to the current fair market value of the Interests.

Typically, Imperial Capital would employ a number of different valuation methodologies to approximate the fair market value of the membership interests in MILPI, including the market approach and the income approach. With respect to this transaction, Imperial Capital believes that the best estimate of "fair market value" is based on the income approach in which a discounted cash flow analysis is utilized. The market approach is a valuation technique in which fair market value us estimated based on market prices of actual transactions and on asking prices for currently available assets. There are four variations of the market approach: (i) the market multiple approach, (ii) the precedent transaction approach, (iii) trading history and (iv) auction process.

The following two paragraphs summarize the analyses performed by Imperial Capital in arriving at its opinion:

Market Approach Analysis. Normally, under the market multiple approach, Imperial Capital would review market multiples of comparable publicly traded companies and apply the relevant market multiples to the Company’s recent operating results. Similarly, in the precedent transaction approach Imperial Capital would review transaction multiples based on actual transactions that have occurred in the marketplace and apply the resulting transaction multiples to the Company’s recent operating results. However, due to PLM’s unique business structure, lack of comparable public companies and transactions, small number of equity holders, and the fact that PLM is being managed in order to liquidate the programs, Imperial Capital deemed neither the market multiple approach nor the precedent transaction approach applicable. Another variation of the market approach would be an analysis of the PLM’s fair market value based on an auction process. In 2000, PLM conducted an auction process, resulting in the sale of PLM to Equis. Given that the aforementioned auction was conducted almost three years ago, at which time PLM’s assets did not include RMLP, Imperial Capital deemed the values attributable to the auction process of limited value to the analysis contained herein. An auction process was not conducted in connection with this transaction. The final variation of the market approach is applicable to publicly traded companies. In this approach, Imperial Capital would analyze a public company’s historical trading history. Concurrent with the completion of Equis’ acquisition of PLM on February 6, 2002, PLM became a wholly-owned subsidiary of MILPI, at which time its common stock ceased trading on a public stock exchange. In view of the differing nature of PLM’s operations at the time it was a publicly traded company as compared to its current operations, the length of time since the last public trade and the illiquid nature of the security when it was publicly traded, Imperial Capital did not consider this approach to be relevant to the analysis of the transaction.

Discounted Cash Flow Analysis. The fundamental premise of the discounted cash flow approach is to estimate the available cash flows a prudent investor would expect a company to generate over its remaining life. To determine this amount, Imperial Capital based its analysis on cash flow projections provided by MILPI’s management, as well as other management estimates. The estimated available cash flows for each year are discounted to their present value equivalent using an appropriate rate of return to determine present value. The residual or terminal value of the business at the end of the projection period is estimated, discounted to its present value equivalent, and added to the present value equivalent of the discrete projection period estimated cash flows, which is then added to the cash and cash equivalents balance and the estimated market value of non-operating assets to estimate the total enterprise value of a subject company. Subtracting the debt and other liabilities from the subject company’s total enterprise value, results in the value of its equity.

Imperial Capital relied on the following information as provided by MILPI’s management to determine the future cash flows of MILPI: (i) MILPI Holdings, LLC Financial Projections; (ii) Liquidation Analysis for PLM Equipment Growth Funds I – IV; (iii) Cash Flow Projections for PLM Equipment Growth Funds V – VII and Income Fund I; (iv) RMLP Cash Flow Projections; and (v) other management estimates. Given that MILPI operates within two distinct business lines, Imperial Capital deemed it necessary to separate the cash flows relating to equipment leasing from those relating to the development of the Rancho Malibu property held by RMLP.
Imperial Capital estimated the appropriate discount rate range applicable to the cash flows relating to equipment leasing to be between 20% and 25%. Major factors considered when selecting this discount rate range are as follows:
•     A substantial amount of the programs’ assets are in the latter part of their useful lives and will be retired or need major repairs in the near future. Additionally, as the programs’ equipment continues to age, the demand for such assets may continue to weaken and the programs’ ability to negotiate acceptable lease rates as existing leases expire may be impacted;
•     A significant amount of the projected cash flows relating to equipment leasing are generated through the cash distributions made upon liquidation of each program. MILPI’s management plans to liquidate PLM Equipment Growth Funds V – VII by December 31, 2006. As such, the resulting cash distributions are not realized until the final two years of the projection period. MILPI’s management plans to liquidate Income Fund I by December 31, 2007;
•      The projected cash distributions are dependent on the programs’ ability to sell-off assets at projected market value levels;
•      PLM’s unique business and the fact that it is being managed in order to liquidate the programs;
•     The ability of the programs to realize acceptable lease rates on its equipment in the various equipment markets is contingent on, among other things, specific market conditions and economic activity, technological obsolescence, and government or other regulations; and
•     Effects on the credit quality of underlying partnership assets as a result of the events of September 11, 2001.
As PLM is in a liquidation mode and only being managed to service the remaining programs’ assets, Imperial Capital assumed its residual or terminal value to be $0.
Imperial Capital applied a discount rate of 20.8% to the projected cash flows of RMLP. This discount rate is the average historical discount rate observed for California residential subdivisions and planned unit developments ("PUDs") for the 3 rd quarter, as reported in the 4th Quarter, 2003 edition of the RealtyRates.com Developer Survey.

Applying a range of discount rates between 20% and 25% to the equipment leasing cash flows and 20.8% to MILPI’s allocable cash flows relating to RMLP, Imperial Capital determined a net present value as of December 1, 2003, of approximately $12.0 - $12.2 million. To calculate MILPI’s estimated total enterprise value, Imperial Capital added current assets of approximately $18.3 million and approximately $3.0 million cash surrender value of the officers’ life insurance policy to the NPV of the future cash flows resulting in an estimated total enterprise value range of $33.4 - $33.5 million. To calculate PLM’s estimated equity value, Imperial Capital subtracted approximately $18.8 million of debt obligations and other liabilities from the total enterprise value. Based on the net present ranges discussed above and the estimated market values of MILPI’s non-operating assets and liabilities, Imperial Capital determined MILPI’s estimated equity value to be approximately $14.6 – 14.8 million. This valuation compares with the aggregate purchase price of approximately $16.6 million to be paid to Trust C and Trust D ($8.3 million each) (reflecting an enterprise value of approximately $35.8  million).

The summary of the Imperial Capital opinion set forth above does not purport to be a complete description of the data and analyses presented or considered by Imperial Capital. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Imperial Capital’s analysis must be considered as a whole and considering any portion of Imperial Capital’s analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Imperial Capital opinion.

In the ordinary course of business and in accordance with applicable state and federal securities laws, Imperial Capital may make a market in securities of Semele, the Trust and Trust D and may trade the securities of such entities for its own account and for the account of customers and, accordingly, may at any time hold long or short positions in such securities. In addition, Imperial Capital previously acted as financial advisor to PLM and certain of its affiliates in connection with the acquisition of PLM by a subsidiary of MILPI and rendered a fairness opinion to the Trust and Trust D in connection with the purchase by MILPI of Trust A and Trust B’s interests in MILPI. Imperial Capital rendered its opinion to PLM’s board of directors on December 21, 2000 and was paid a success fee of $175,000, plus expenses for such opinion. Imperial Capital was paid a fee of $37,500 for the fairness opinion rendered with respect to the purchase of Trust A and Trust B’s interests in March 2003. As of the date of the opinion, Imperial Capital and its affiliates owned approximately 4% of the common stock of Semele, based on the number of shares publicly reported by Semele to be outstanding.

Imperial Capital has been paid a fee of $50,000 for its fairness opinion rendered to the Trust and Trust D. The Trust and Trust D also agreed to indemnify Imperial Capital, its affiliates and each of their respective directors, officers and employees and each other person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities.

Imperial Capital is engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. The Trust and Trust D retained Imperial Capital to provide the fairness opinion because of Imperial Capital’s expertise, reputation and familiarity with MILPI and with securities similar to those being acquired by MILPI.

Selected Financial Data

For the nine months ended September 30, 2003 and each of the five years in the period ended December 31, 2002, and for the pro forma information for the nine months ended September 30, 2003 and the year ended December 31, 2002 (in thousands of dollars):

Summary of Operations	September 30, 2003	Pro Forma September 30, 2003 (1)	2002	Pro Forma December 31, 2002 (1)	2001	2000	1999	1998

.
Lease revenue	$ 3,613	$ 3,613	$ 5,682	$ 5,682	$ 6,520	$ 7,734	$ 10,287	$ 15,201

Total revenue	$ 3,698	$ 3,698	$ 5,521	$ 5,521	$ 6,986	$ 10,785	$ 15,453	$ 19.154

Net income (loss)	$ 1,027	$ 668	$ (1,451)	$ (1,846)	$ (5,599)	$ 2,050	$ 5,803	$ 4,999

Per Beneficiary Interest:
Net income (loss)
Class A Interests	$ 0.60	$ 0.57	$ (0.83)	$ (1.05)	$ (2.84)	$ 0.66	$ 1.13	$ 1.17
Class B Interests	$ (0.02)	$ (0.09)	$ -	$ -	$ (0.10)	$ 0.18	$ 0.75	$ 0.39

Cash distributions declared
Class A Interests	$ -	$ -	$ -	$ -	$ -	$ -	$ 4.56	$ 1.64
Class B Interests	$ -	$ -	$ -	$ -	$ -	$ -	$ 3.66	$ 2.10

Financial Position

Total assets	$ 37,521	$ 34,517	$ 36,524		$ 42,172	$ 51,641	$ 71,091	$ 72,909

Total long-term obligations	$ -	$ -	$ -		$ 22,383	$ 26,221	$ 32,573	$ 35,073

Participants' capital	$ 18,940	$ 15,936	$ 16,139		$ 17,590	$ 23,189	$ 21,159	$ 36,360

_____________________

(1)      The Trust’s unaudited pro forma financial statements as of and for nine months ended September 30, 2003 and for the year ended December 31, 2002 have been prepared as if the sale of the membership interests in MILPI held by the Trust and Trust D had occurred on January 1, 2002. See "Unaudited Pro Forma Financial Information."

Tax Consequences

For a discussion of the tax consequences in connection with Proposal Three, see "Certain Federal Income Tax Consequences in Connection with the Proposals."

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO PROPOSAL THREE.

PROPOSAL 4 – APPROVAL OF THE AMENDMENTS TO SECTION 8.1(b)
AND SECTION 7.7 OF THE TRUST AGREEMENT
TO PERMIT THE MANAGING
TRUSTEE TO MAKE DISTRIBUTIONS IN-KIND TO AFFILIATES
OF THE MANAGING TRUSTEE

The Amendment

Section 8.1(b) of the Trust Agreement currently allows for distributions in-kind to Beneficiaries, the Special Beneficiary and the Managing Trustee (the "Participants") on a pro rata basis upon final dissolution and termination of the Trust while Section 7.7 states that the Trust shall not make any in-kind distributions to the Participants. It is proposed that Section 8.1(b) and Section 7.7 be amended in order to allow the Managing Trustee, in its discretion, to make special distributions in-kind to certain affiliates of the Trust prior to, but in connection with, the final liquidation and dissolution of the Trust.

Reasons for the Amendment

The proposed amendments to Section 8.1(b) and Section 7.7 would allow the Managing Trustee to make special distributions in-kind to itself and its affiliates in connection with a liquidation or dissolution and to pay in cash each of the Participants not receiving the in-kind distribution their pro rata share of the fair market value of the assets in-kind being distributed. Under the terms of the proposed amendment, the fair market value of the in-kind assets distributed would be determined by an Independent Expert. Independent Expert is defined in the Trust Agreement as a person or entity with no current material or prior business or personal relationship with any person directly or indirectly instrumental in organizing, wholly or in part, the Trust, or the Managing Trustee or its affiliates.

Instead of receiving assets, the Beneficiaries would receive the cash value of such assets providing them with liquidity and the assurance that, because the valuation would be performed by an Independent Expert, the value of the assets distributed in-kind would not exceed the cash being distributed on a ratable basis. The Managing Trustee believes that the proposed amendment would be beneficial to the Beneficiaries because the Managing Trustee and its affiliates could dispose of certain assets, that would otherwise be difficult to sell or for which the costs of maintaining the assets would be greater than the revenue derived, by making distributions in-kind. As a result, the Trust would be able to rid itself of its less profitable assets more quickly, dissolve and avoid the ongoing expenses that it might otherwise be subject to if it had to continue as a going concern in order to dispose of its hard-to-sell assets.

Attached hereto as Annex C is the full text of the proposed amendment to the Trust Agreement, which includes the proposed amendments to Section 8.1(b) and Section 7.7.

THE MANAGING TRUSTEE RECOMMENDS THAT THE BENEFICIARIES CONSENT TO PROPOSAL FOUR.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The audited financial statements of the Trust as of and for the year ended December 31, 2002 and the Trust’s unaudited financial statements for the nine months ended September 30, 2003 have previously been filed with the Securities and Exchange Commission on Form 10-K and Form 10-QSB, respectively. The unaudited pro forma financial information presented are based on the estimates and information set forth herein and have been prepared utilizing the audited financial statements and notes thereto appearing in the Trust’s Form 10-K as of and for the year ended December 31, 2002 and the Trust’s unaudited financial statements and notes thereto appearing in the Trust’s Form 10-QSB as of and for the nine months ended September 30, 2003. The unaudited pro forma financial information should be read in conjunction with the historical audited and unaudited financial statements of the Trust, including the related notes thereto.

The following unaudited pro forma financial information of the Trust is presented to give effect to the sale of the Trust’s membership interests in MILPI as described in Proposal Three contained in this Solicitation Statement. MILPI was formed in December 2000, for the purpose of acquiring 100% of the outstanding common stock of PLM.

As required by Rule 11-02 of Regulation S-X, the Trust’s unaudited pro forma statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 have been prepared as if the sale of the Trust’s interest in MILPI had occurred on January 1, 2002. The Trust’s unaudited pro forma statement of financial position as of September 30, 2003 has been prepared as if the sale had occurred on September 30, 2003.

The unaudited pro forma financial information of the Trust is presented on a going concern basis, which may differ materially from a liquidation basis presentation. Apart from the proposed sale of the Trust’s membership interests in MILPI pursuant to Proposal Three and the sale in the ordinary course of its interest in an aircraft, the Trust has engaged only in preliminary discussions with prospective purchasers of the assets of the Trust and, to date, no agreements have been entered into. Therefore, no adjustments have been made to reflect the Trust’s assets as "Held for Sale" under Statement of Financial Accounting Standards No. 144 (in other words, the value of the assets has not been adjusted to be the lower of carrying value or fair value, less the cost of sale). Additionally, if Proposal Four is adopted, the Trust may make special in-kind distributions of assets to the Managing Trustee and its affiliates. However, the Trust has not yet determined which assets might be distributed in such manner. Consequently, as a result of the foregoing, the historical and unaudited pro forma financial information of the Trust included in this Solicitation Statement are not necessarily indicative of the liquidation value of the Trust’s assets and therefore should not be solely relied upon by Beneficiaries in deciding whether or not to consent to the Proposals contained herein.

The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2002, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

Pro Forma Balance Sheet
September 30, 2003

(in thousands of dollars)
(unaudited)

	Historical at			Pro Forma at
	September 30,	Pro Forma		September 30,
	2003	Adjustments		2003

Assets

Cash and cash equivalents	$935	$8,300	A	$9,235
Rents receivable	295			295
Accounts receivable - affiliate	93			93
Loan receivable – EFG/Kettle Development, LLC	79			79
Interest receivable	123			123
Interest in EFG/Kettle Valley Development, LLC	4,137			4,137
Interest in EFG Kirkwood, LLC	2,408			2,408
Interest in MILPI Holdings, LLC	11,304	(11,304)	A	-
Interest in C & D IT, LLC	1,157			1,157
Investments - other	258			258
Other assets, net of accumulated amortization of $0.1 million	399			399
Equipment at cost, net of accumulated depreciation of $25.5 million	16,333			16,333

Total assets	$37,521	$(3,004)		$34,517

Liabilities and participants' capital

Notes payable	16,346			16,346
Accrued liabilities	369			369
Deferred rental income	269			269
Other liabilities	1,597			1,597

Total liabilities	18,581			18,581

Participants' capital (deficit):
Managing Trustee	10	(37	)A	(27)
Special Beneficiary	87	(87	)A	-
Class A Beneficiary interests (1,786,753 interests;
initial purchase price of $25 each)	20,547	(2,679	)A	17,868

Class B Beneficiary interests (3,024,740 interests; initial purchase price of $5 each )	201	(201)		-
Treasury interests (224,261 Class A interests at cost)	-	(2,339)		(2,339)
Accumulated other comprehensive income		434		434

Total participants' capital	18,940	(3,004)		15,936
Total liabilities and participants' capital

	$ 37,521	$ (3,004)		$ 34,517

See accompanying notes.

Pro Forma Statements of Operations

For the Nine Months Ended September 30, 2003

(in thousands of dollars)

(unaudited)

	Historical			Pro Forma
	For the Nine			For the Nine
	Months Ended	Pro Forma		Months Ended
	September 30, 2003	Adjustments		September 30, 2003

Revenue

Lease revenue	$3,613	$-		$3,613
Interest income	84			84
Gain on sale of equipment	1			1

Total revenues	3,698			3,698

Expenses

Depreciation and amortization	1,455			1,455
Interest expense	1,179			1,179
Management fees - affiliates	295	(73)	C	222
Operating expenses	373			373
Operating expenses - affiliate	89			89

Total expenses	3,391	(73)		3,318

Equity Interests

Equity in net income of EFG/Kettle Development, LLC	27			27
Equity in net income of EFG Kirkwood, LLC	261			261
Equity in net income of MILPI Holdings, LLC	432	(432	)B	-

Total income from equity interests	720	(432)		288

Net income (loss) before loss from sale of the Trust’s membership interest in MILPI Holdings, LLC	$1,027	$(359)		$668

Net income (loss) before loss from sale of the Trust’s membership interest in MILPI Holdings, LLC
per Class A Beneficiary Interest	$0.60			$0.57
per Class B Beneficiary Interest	$(0.02)			$(0.09)

See accompanying notes.

Pro Forma Statement of Operations For the Year Ended December 31, 2002 (in thousands of dollars) (unaudited)

	Historical			Pro Forma
	For the			For the
	Year Ended	Pro Forma		Year Ended
	December 31, 2002	Adjustments		December 31, 2002

Revenue
Lease revenue	$5,682	$-		$5,682
Interest income	64			64
Gain on sale of equipment	1,249			1,249
Loss on sale of equipment	(1,474)			(1,474)

Total revenue	5,521			5,521

Expenses
Depreciation and amortization	2,775			2,775
Impairment of assets	599			599
Interest expense	1,814			1,814
Interest expense - affiliates	28			28
Management fees - affiliates	434	(98	)C	336
Operating expenses	889			889
Operating expenses - affiliate	201			201

Total expenses	6,740	(98)		6,642

Equity Interests
Equity in net loss of EFG/Kettle Valley Development, LLC	(241)			(241)
Equity in net loss of EFG Kirkwood, LLC	(484)			(484)
Equity in net income of MILPI Holdings, LLC	493	(493	) B	-

Total loss from equity interests	(232)	(493)		(725)

Net loss before loss from sale of the Trust’s membership interest in MILPI Holdings, LLC	$(1,451)	$(395)		$(1,846)

Net loss before loss from sale of the Trust’s membership interest in MILPI Holdings, LLC
per Class A Beneficiary Interest	$(0.83)			$(1.05)
per Class B Beneficiary Interest	$-			$-

See accompanying notes.

Notes to Unaudited Pro Forma Financial Information

Note 1 - Basis of Presentation

The accompanying unaudited pro forma financial information of the Trust are presented to give effect to the sale of the Trust’s membership interests in MILPI as described in Proposal Three contained in this Solicitation Statement.

The Trust’s unaudited pro forma statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 have been prepared as if the sale of the Trust’s membership interests in MILPI had occurred on January 1, 2002. The Trust’s unaudited pro forma statement of financial position as of September 30, 2003 has been prepared as if the sale had occurred on September 30, 2003.

The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2002, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

Note 2 – Pro Forma Adjustments

The pro forma adjustments outlined below relate to the sale of the Trust’s membership interest in MILPI. MILPI was formed in December 2000, for the purpose of acquiring 100% of the outstanding common stock of PLM, an equipment leasing and asset management company. In February 2001, MILPI, through a wholly owned subsidiary, acquired 83% of the outstanding common stock of PLM pursuant to a cash tender offer. In February 2002, pursuant to the terms of an agreement with PLM, MILPI acquired the remaining 17% of PLM’s outstanding common stock at which point MILPI’s wholly-owned subsidiary merged into PLM, with PLM being the surviving entity. Prior to the acquisition of the additional common stock, the Trust held a 34% membership interest in MILPI that was increased to 38% upon completion of the subsequent acquisition. In May 2003, MILPI acquired AFG Investment Trust A & B Liquidating Trusts interest in MILPI for $5.4 million. As a consequence of the acquisition, the Trust and Trust D’s non-controlling interest in MILPI increased to 50% per Trust.

The Trust accounts for its membership interest in MILPI using the equity method of accounting. Under the equity method of accounting, the Trust’s interest is (i) increased (decreased) to reflect the Trust’s share of income (loss) of MILPI, and (ii) decreased to reflect any dividends the Trust received from MILPI. The excess of the Trust’s cost to acquire its membership interest in MILPI and the fair value of the net identifiable assets purchased is considered goodwill and is reviewed for recoverability annually in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations."

The Trust is not a taxable entity and therefore pro forma income tax adjustments are not applicable.

(A)  Adjustment to record the sale of the Trust’s membership interest in MILPI for cash proceeds of $8.3 million, pursuant to the Membership Interest Purchase Agreement. The Trust’s interest in MILPI had a carrying value of $11.3 million and $8.5 million at September 30, 2003 and January 1, 2002, respectively. This would result in a loss from the sale of the Trust’s interest in MILPI Holdings, LLC of $3.0 million and $0.2 million at September 30, 2003 and January 1, 2002, respectively. Since the reduction of equity on the sale has a one-time impact, it has not been included as an adjustment to the pro-forma income statements. The sale price was calculated in accordance with the Membership Interest Purchase Agreement as follows (in thousands of dollars):

Original purchase price of the membership interest	$9,802
Plus: Purchase Fees	98	(i)
Less: Dividend paid to the Trust	(1,748)	(ii)
Plus: Premium	148

Sale Price of membership interest	$8,300

_____________

(i) Defined as all fees paid by the Trust to the Managing Trustee in connection with the purchase of the Trust’s membership interest in MILPI.

(ii) On March 12, 2002, PLM declared and paid a cash dividend to MILPI of approximately $2.7 million. MILPI then declared and paid a cash dividend to its members of approximately $2.7 million, of which the Trust’s share was $1.0 million. In December 2002, MILPI declared and paid a cash dividend to its members of approximately $2.0 million of which the Trust’s share was $0.7 million.

(B)  Adjustment to reverse the Trust’s share of the net income of MILPI recorded under the equity method of accounting, as discussed above.

(C)  Adjustment to reverse the management fees paid to the Managing Trustee in connection with the management of the Trust’s membership interest in MILPI as described in (A) above.

Note 3 – Subsequent Events

The Trust and Trust D (collectively the "Trusts") jointly owned interest in a trust whose sole asset was a Boeing 767 aircraft. The Trust and Trust D each owned 50% of the trust. In December 2003, the lease associated with the aircraft expired and the third party lessee returned the asset to the trust. The aircraft was financed with a non-recourse note pursuant to a related loan and security agreement. On December 4, 2003, the trust returned the asset to the lender in consideration of the outstanding balance of the note pursuant to the loan and security agreement. The Trust recorded a loss on the disposition of the asset of $0.1 million associated with reimbursable costs due to the lender. No other gain or loss was recorded on the disposition of the asset because the net book value of the aircraft ($16.1 million for the Trust) was equal to the balance of the non-recourse note at the date of delivery of the aircraft to the lender.

The trust sold a residual interest in the aircraft in fiscal 1999 for $3.0 million. The cash received for the sale of residual interest was recorded as "Other Liabilities" in the Trusts’ balance sheets. Payment of the residual interest is due only to the extent that the sale of the aircraft generated net residual proceeds from the aircraft in excess of a base amount. Since the asset was returned to the lender, no residual proceeds were generated. Therefore, the Trust recorded $1.5 million of income in the Trust’s Statement of Operations for the fourth quarter of 2003 reflecting the elimination of its proportionate share of the residual interest liability.

SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES
IN CONNECTION WITH THE PROPOSALS

If the Plan of Liquidation and Dissolution is approved pursuant to Proposal One, the tax consequences will be consistent with the existing partnership tax rules. The Trust will recognize its distributive share of the gain or loss for income tax purposes on the sale of assets based upon the difference between the sale price and the tax basis of the asset sold. The gain or loss will be capital gain or loss, which will be long-term if the holding period for the assets exceeds one year. Gain will increase the Beneficiary’s basis in his or her Interest and a loss will decrease his or her basis. Distributions will not be taxable unless they exceed the Beneficiary’s basis in his or her Interest. Distributions in-kind to Beneficiaries will not result in taxable gain or loss to the Trust. Rather, they affect the basis of that Beneficiary’s Interest. Although distributions in-kind may affect the timing of income/loss recognition if the dissolution goes into 2005, it will not affect the amount of gain or loss ultimately recognized by the Beneficiaries. Also, because the investment generally qualifies as a "passive activity" for purposes of determining the deductibility of losses on a Beneficiary’s personal return, dissolution of the Trust will allow Beneficiaries to fully utilize suspended passive losses in the year of dissolution.

If Proposal Three is approved, gain or loss from the sale of the Trust’s membership interests in MILPI will constitute capital gain or loss to the Trust, a Beneficiary’s share of which will pass through to it and be reportable on its federal income tax return. Such gain or loss will be long-term depending if the Trust’s holding period exceeds one year. Any gain will increase, and any loss will decrease, a Beneficiary’s adjusted federal tax basis in its Interest. The Trust is not separately taxed on its income.

THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT BENEFICIARIES DIFFERENTLY DEPENDING UPON THEIR PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION. ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. BENEFICIARIES MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

This summary is based on the federal tax laws and regulations in effect on the date of this Solicitation Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain Beneficiaries such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens or other foreign investors. This summary also does not address the state, foreign or local tax consequences of a Beneficiary’s holding of an interest in the Trust.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Trust’s Interests, as of January 20, 2004, by each person known by the Trust to be the beneficial owner of more than 5% of any class of its outstanding Interests.

Name and Address of Beneficial Owner (1)	Number of Class A Interests	Percent of Class A Interests Owned	Number of Class B Interests	Percent of Class B Interests Owned	Percentage of Special Beneficiary Interest Owned

Equis II Corporation (2).	5,240	*	3,019,222	99.8%	–
Semele Group, Inc . (3).	14,450	*	3,019,222	99.8%	100%
Gary D. Engle (4).	14,450	*	3,019,222	99.8%	–
James A. Coyne (5).	14,450	*	3,019,222	99.8%	–
___________________

 *  Represents less than 1% of the outstanding Interests.

(1)   The business address of each Beneficiary listed above is c/o Equis Financial Group Limited Partnership, 200 Nyala Farms, Westport, Connecticut 06880.

(2)   Equis II Corporation, a wholly owned subsidiary of Semele, owns 5,240 Class A Interests and 3,019,222 Class B Interests.

(3)   Semele owns 100% of Equis II Corporation and, as such, has shared investment power with respect to the Class B Interests owned by Equis II Corporation. Old North Capital Limited Partnership, a controlled affiliate of Semele, owns 9,210 Class A Interests.

(4)   Mr. Engle has a 37.1% ownership interest in Semele. Mr. Engle, together with Mr. Coyne, controls a majority of the interest in Semele and Equis II Corporation.

(5)   Mr. Coyne has a 20.8% ownership interest in Semele. Mr. Coyne, together with Mr. Engle, controls a majority of the interest in Semele and Equis II Corporation.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Class A Interests are registered under the Securities Act of 1933 and as a result the Trust files annual and quarterly reports and other information with the SEC. You may read and copy any reports and other information that the Trust files with the SEC at the following SEC locations:

Public Reference Room
450 Fifth Street, N.W.
Washington, D.C. 20549

Copies of such materials may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such Web site is http://www.sec.gov.

The SEC allows the Trust to "incorporate by reference" information into this Solicitation Statement. This means that the Trust can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Solicitation Statement, except for any information that is superseded by information that is included directly in this Solicitation Statement.

The following documents that the Trust has previously filed with the SEC are included herein as Annexes E-1 through E-7, respectively.

Company SEC Filings	Period	Annex

Annual Report on Form 10-K	Year ended December 31, 2002	E-1
Amendment No. 1 to Annual Report on Form 10-K/A	Year ended December 31, 2002	E-2
Amendment No. 2 to Annual Report on Form 10-K/A	Year ended December 31, 2002	E-3
Quarterly Report on Form 10-QSB	Quarter ended March 31, 2003	E-4
Quarterly Report on Form 10-QSB	Quarter ended June 30, 2003	E-5
Quarterly Report on Form 10-QSB	Quarter ended September 30, 2003	E-6
Periodic Report on Form 8-K	December 4, 2003	E-7

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Solicitation Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business strategies of the Trust. Statements in this Solicitation Statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, wherever they occur in this document, are necessarily estimates reflecting the best judgment of the Managing Trustee and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Solicitation Statement.

Words such as "estimate," "project," "plan," "intend," "expect," "believe," "anticipate," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Solicitation Statement and the other documents incorporated by reference, including, but not limited to, the Trust’s Annual Report on Form 10-K for the year ended December 31, 2002. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Solicitation Statement. The Trust does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Solicitation Statement or to reflect the occurrence of unanticipated events.

Annex A

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

This Plan of Complete Dissolution and Liquidation (this "Plan"), is entered into as of _________ __, 2004, by AFG ASIT Corporation, not in its individual capacity but solely as Managing Trustee (the "Managing Trustee") of AFG Investment Trust C, a trust formed under the laws of the State of Delaware (the "Trust"), under a certain Third Amended and Restated Declaration of Trust dated as of _________, 2004, as the same has been amended thereafter from time to time (the "Trust Agreement"), and Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee (the "Delaware Trustee") of the Trust.

R E C I T A L S

WHEREAS, pursuant to Section 1.6 of the Trust Agreement the Trust shall continue in full force and effect until December 31, 2004, except that the Trust shall be dissolved, its affairs wound up and its assets liquidated prior to December 31, 2004 upon the sale or other disposition of all or substantially all of the Assets of the Trust, unless the Managing Trustee elects to continue the Trust business for the purpose of the receipt and collection of any consideration to be received in exchange for Assets (which activities shall be deemed to be a part of such sale or other disposition and the winding up of the affairs of the Trust); and

WHEREAS, the Trust Agreement provides that the Managing Trustee shall use its best efforts to sell all of the Assets of the Trust not later than the end of the tenth year following the Trust’s Final Closing, provided that market conditions existing at the time permit sale of the Assets on terms deemed reasonable by the Managing Trustee; and

WHEREAS, pursuant to the Trust Agreement, the Managing Trustee shall have full power and authority on behalf on the Trust to sell, exchange or otherwise dispose of the Assets on terms the Managing Trustee deems to be in the best interests of the Trust; and

WHEREAS, the Managing Trustee has determined that it is necessary and advisable and in the best interest of the Trust to sell or otherwise dispose of all or substantially all of its Assets; and

WHEREAS, the Beneficiaries of the Trust have agreed by the written consent of     % of the Class A and Class B Interests to liquidate and dissolve the Trust in accordance with the terms hereof; and

WHEREAS, upon the consummation of such sale or other disposition of all or substantially all of the Assets of the Trust, the Managing Trustee shall dissolve the Trust and wind up the business of the Trust in accordance with the Trust Agreement, pursuant to this Plan, and in conformity with the laws of the State of Delaware; and

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Trust Agreement.

NOW THEREFORE, the Managing Trustee shall take, or cause to be taken, the following actions on behalf of the Trust:

1.    The Managing Trustee shall cause the Trust to sell or otherwise dispose of all or substantially all of the Assets of the Trust. The Managing Trustee may determine, in its sole discretion, the means, manner and terms of such sales or other dispositions of the Trust’s Assets.

2.    Upon the consummation of the sale or other disposition of all or substantially all of the Trust’s Assets, the Managing Trustee shall dissolve the Trust, apply and distribute the proceeds thereof in accordance with Sections 1.6 and 8.1(b) of the Trust Agreement, and wind up the affairs of the Trust. Nothing in this Plan shall be interpreted to modify or limit in any way the Managing Trustee’s power to (i) pursuant to Section 1.6 of the Trust Agreement, defer the liquidation of any Assets if an immediate sale is impermissible, impractical or would create an undue loss for the Managing Trustee or any beneficiary of the Trust (other than those necessary to satisfy the debts and obligations of the Trust) and withhold from distribution such proceeds from the sale or other disposition of any of the Assets of the Trust for a reasonable time, or (ii) pursuant to Section 8.1(b), pay to the Trust in cash an amount equal to the deficit balance in its Capital Account within a specified period of time, which amount shall, upon liquidation of the Trust, be paid to recourse creditors of the Trust.

3.    Upon the consummation of the sale or other disposition of all or substantially all of the Assets of the Trust and the winding up of the affairs of the Trust, the Trust shall be dissolved and, pursuant to Section 3810(d) of the Delaware Business Trust Act and in accordance with Section 1.6 of the Trust Agreement, the Managing Trustee shall cause the Trust to file a Certificate of Cancellation, a form of which is attached hereto as Exhibit A , which shall state, inter alia , the future effective date or time certain at which the cancellation of the Trust shall be effective.

4.   The Managing Trustee may modify or amend this Plan at any time if it determines that such action would be advisable and in the best interests of the Trust. In addition, the Trust may abandon this Plan at any time prior to the filing of the Plan among the records of the Trust if it determines that abandonment would be advisable and in the best interests of the Trust.

5.     In addition to and without limitation of the foregoing, the Managing Trustee shall take any and all other actions deemed required, necessary or desirable to complete the liquidation and dissolution of the Trust.

[The remainder of this page is left intentionally blank.]

IN WITNESS WHEREOF, the Managing Trustee has executed this Plan as of the date first set forth above.

AFG ASIT CORPORATION, as Managing
   Trustee and not individually

By:____________________________________
Name:
Title:

WILMINGTON TRUST COMPANY, as Delaware
   Trustee and not individually

By:______________________________________
Name:
Title:

Exhibit A to
Plan of Liquidation

CERTIFICATE OF CANCELLATION
OF
CERTIFICATE OF TRUST
OF
AFG INVESTMENT TRUST C

Delaware Business Trust Act Section 3810(d)

AFG Investment Trust C, a business trust incorporated under the laws of the State of Delaware, hereby submits a Certificate of Cancellation of the Certificate of Trust under Delaware Business Trust Act, Section 3810(d):

1.  The name of the Trust is: AFG Investment Trust C.

2.  The date the Trust filed its certificate of trust was: August 31, 1992.

3.  The effective date of the cancellation of the Trust shall be: ________________.

IN WITNESS WHEREOF, the undersigned, being all the Trustees of AFG Investment Trust C, have signed this Certificate of Cancellation of Certificate of Trust as Trustees as of the ____ day of ___________, 200_.

AFG ASIT CORPORATION, as Managing Trustee
   and not individually

By:____________________________________
Name:
Title:

WILMINGTON TRUST COMPANY, as Delaware
   Trustee and not individually

By:_________________________________________
Name:
Title:

December 1, 2003

Annex B

AFG Investment Trust C and
AFG Investment Trust D
200 Nyala Farms
Westport, Connecticut 06880

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to AFG Investment Trust C and AFG Investment Trust D (the "Trusts"), of the aggregate consideration to be received by the Trusts in connection with the sale of 100% of the membership interests in MILPI Holdings, LLC (which together with its subsidiaries is hereinafter referred to as "MILPI") (the "Membership Interests") to an entity to be controlled by Gary Engle and James Coyne (the "Buyer") (the "Transaction"). Pursuant to the Transaction, the Buyer will pay cash consideration equal to $16,600,000 (the "Consideration") to the Trusts for the Membership Interests. The Buyer and the Trusts are affiliated with Semele Group, Inc., which is also indirectly affiliated with MILPI.
In connection with the rendering of this opinion, we have:

(i)   Analyzed certain historical business and financial information relating to MILPI, including audited financial statements for the year ended December 31, 2002, a summary of MILPI’s cash flows for the nine months ended September 30, 2003 and balance sheet as of September 30, 2003, which was provided by management of MILPI;

(ii)  Reviewed certain information including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to us by management of MILPI;

(iii)  Reviewed MILPI Holdings, LLC financial projections for October 1, 2003 through December 31, 2007, furnished to us by management of MILPI;

(iv)  Reviewed a liquidation analysis for PLM Equipment Growth Funds ("EGF") I – IV, furnished to us by management;

(v)  Reviewed financial projections for EGF V – VII and Professional Lease Management Income Fund I, LLC, furnished to us by management of MILPI;

(vi)  Reviewed BMIF/BSLF II Rancho Malibu Limited Partnership’s (the "Rancho Malibu Partnership") financial projections for October 1, 2003 through December 31, 2007, prepared by Vintage Rancho Malibu, LLC and furnished to us by management of MILPI;

(vii)  Reviewed MILPI’s projected tax assumptions as provided by MILPI’s tax professional;

(viii)  Reviewed certain publicly available business and financial information relating to MILPI, RMLP, Inc. ("RMLP") and PLM International, Inc. ("PLM") that we deemed relevant;

(ix)  Reviewed the First Amended and Restated Limited Partnership Agreement of BMIF/BSLF II Rancho Malibu Limited Partnership by and among RMLP, Inc., C&D IT LLC, and Vintage Rancho Malibu, LLC, dated as of June 23, 2003;

(x)  Conducted discussions with members of senior management of MILPI concerning the matters described in clauses (i), through (ix) above, as well as the prospects and strategic objectives of MILPI;

(xi)  Reviewed public information with respect to certain other companies with financial profiles which we deemed to be relevant; and

(xii)  Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted any independent valuation or appraisal of any assets of MILPI, nor have we been furnished with any such appraisals. With respect to the financial forecasts, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of MILPI as to the future financial performance of MILPI. We have also relied upon the assurances of senior management of MILPI that they are unaware of any facts that would make the information or financial forecasts provided to us incomplete or misleading. We assume no responsibility for, and express no view as to, such forecasts or the assumptions on which they are based.

Our opinion expressed herein has been prepared for the information of the Trusts, and our opinion is rendered only in connection with the Transaction. This opinion does not constitute a recommendation to the Trusts as to whether they should sell the Membership Interests to the Buyer. This opinion does not address the business decision or the basis for recommendation to engage in the Transaction or address the relative merits of any alternatives discussed by the Trusts. No opinion is expressed herein, nor should one be implied, as to the fair market value of MILPI’s membership interests or the prices at which they may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction; provided, however, that this opinion letter may be reproduced in full in the Proxy Statements of the Trusts related to the Transaction.
In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may make a market in securities of Semele Group Inc. or the Trusts and may trade the securities of Semele Group Inc. or any of its affiliates including the Trusts for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.
Imperial Capital, LLC previously acted as financial advisor to PLM and certain affiliates of PLM in connection with the sale of PLM to MILPI Acquisition Corp. and received a fee in connection with the rendering of fairness opinions to PLM and certain affiliates of PLM in connection with such sale. Imperial Capital, LLC also rendered a fairness opinion in connection with the Trusts’ subsequent repurchase of membership interests in MILPI which were held by AFG Investment Trust A and AFG Investment Trust B, as well as a fairness opinion in connection with PLM’s acquisition of 75% of the partnership interests in the Rancho Malibu Partnership. Additionally, Imperial Capital, LLC has performed investment banking services for affiliates of MILPI, including PLM, Semele Group Inc. and the Trusts in the past. As of the date hereof, Imperial Capital, LLC and its affiliates own approximately 4% of the common stock of Semele Group Inc., based on the number of shares publicly reported by Semele Group Inc. to be outstanding. Gary Engle and James Coyne collectively own a majority of the outstanding stock of Semele Group Inc.

Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Consideration to be received by the Trusts in the Transaction is fair to the Trusts from a financial point of view.

Very truly yours,

Imperial Capital, LLC

Annex to
Fairness Opinion

Discounted Cash Flow Analysis

EQUIPMENT LEASING BUSINESS
	ACTUAL		PROJECTED
	FYE	1/1 - 9/30 (1)	10/1 - 12/31	FYE
	2002	2003	2003	2004	2005	2006	2007
Revenues:
Management Fees	$ 4,494	$ 2,166	$ 951	$ 4,011	$ 3,650	$ 3,284	$ 1,171
Partnership Interests and Other Fees	24	541	219	1,448	1,097	7,692	7,518
Operating Leases	122	108	50	-	-	-	-
Acquisition Fees	-	517	550	1,100	-	-	-
Gain on Sale	-	157	-	-	-	-	-
Other	588	250	-	70	-	-	-

Total Revenues	5,228	3,739	1,770	6,629	4,747	10,976	8,689

Costs and Expenses:
Impairment of Managed Programs	368	277	-	-	-	-	-
Depreciation and Amortization	177	258	-	-	-	-	-
Trust C & D Related Expenses	-	-	-	-	-	-	-
General and Administrative	2,800	1,721	683	2,829	2,928	3,031	1,770

Total Costs and Expenses	3,345	2,256	683	2,829	2,928	3,031	1,770

EBIT	1,883	1,483	1,087	3,800	1,818	7,945	6,919

Less: Taxes			(108)	(5,900)	(1,836)	(4,175)	(8,254)
Plus: Depreciation			-	-	-	-	-
Change in Net Working Capital			(2)	(42)	57	101	281

Free Cash Flow			977	(2,142)	40	3,872	(1,054)

Present Value of Projected Cash Flows @ 20.0% Discount Rate			$ 934	$ (1,735)	$ 43	$ 2,029	$ (735)

Present Value of Projected Cash Flows @ 25.0% Discount Rate			$ 924	$ (1,654)	$ 42	$ 1,753	$ (668)

	Discount Rate
	20.0%	25.0%
Net Present Value of Equipment Leasing Projected Cash Flows	$ 536	$ 398

RANCHO MALIBU PARTNERSHIP
	ACTUAL		PROJECTED
	FYE	1/1 - 9/30 (1)	10/1 - 12/31	FYE
	2002	2003	2003	2004	2005	2006	2007
Partnership Revenues:
Rancho Malibu Return of Capital & Interest	$ -	$ -	$ -	$ -	$ -	$ 8,276	$ 1,434
Rancho Malibu Partnership Income	-	-	-	-	-	-	5,210

Total Partnership Revenues	-	-	-	-	-	8,276	6,644

Plus: Tax Benefit	-	-	-	-	1,901	3,924	307

Free Cash Flow	-	-	-	-	1,901	12,200	6,950

Present Value of Projected Cash Flows @ 20.8% Discount Rate			$ -	$ -	$ 1,335	$ 6,803	$ 3,518

Net Present Value of Rancho Malibu Partnership Projected Cash Flows	$ 11,657

(1) The nine months ended September 30, 2003, includes six months of actual results (1/1 - 6/30) and three months of estimated results (7/1 - 9/30).

Estimated Fair Market Value of MILPI’s Equity
Implied Equity Value Discounting Equipment Leasing @ 25%

Net Present Value of Equipment Leasing Projected Cash Flows	$398

Net Present Value of Rancho Malibu Partnership Projected Cash Flows	11,657

Net Present Value of MILPI’s Consolidated Cash Flows	12,055

Current Assets	18,320

Cash Surrender Value of Officer’s Life Insurance Policies	3,034

Estimated Total Enterprise Value	33,409

Less: Debt & Other Obligations	(13,639)

Less: Stock Split Payable	(504)

Less: PDS Liability	(352)

Less: Tender Offer Payable	(1,674)

Less: Note Payable to Semele	(2,596)

Estimated Fair Market Value of Equity	$14,644

Implied Equity Value Discounting Equipment Leasing @ 20%

Net Present Value of Equipment Leasing Projected Cash Flows	$536

Net Present Value of Rancho Malibu Partnership Projected Cash Flows	11,657

Net Present Value of MILPI’s Consolidated Cash Flows	12,192

Current Assets	18,320

Cash Surrender Value of Officer’s Life Insurance Policies	3,034

Estimated Total Enterprise Value	33,546

Less: Debt & Other Obligations	(13,639)

Less: Stock Split Payable	(504)

Less: PDS Liability	(352)

Less: Tender Offer Payable	(1,674)

Less: Note Payable to Semele	(2,596)

Estimated Fair Market Value of Equity	$14,781

Annex C

The full text of the proposed Amendment to the Trust Agreement is as follows:

AMENDMENT NO. 1

To

THIRD AMENDED AND RESTATED DECLARATION OF TRUST

THE THIRD AMENDED AND RESTATED DECLARATION OF TRUST OF AFG INVESTMENT TRUST C made and agreed to by the Trustees and the Beneficiaries as of October 1, 2003 (the "Trust Agreement"), is hereby amended as of _________, 200_, as follows:

1.  Section 7.3 of the Trust Agreement is hereby deleted and the following inserted in lieu thereof:

The Trust may not purchase Assets in which the Managing Trustee or any of its Affiliates (individually, an "Interested Party") has an interest, except for Assets acquired on an interim basis (generally not in excess of six months) by an Interested Party for the purpose of facilitating the acquisition by the Trust of the Asset or obtaining financing for the Trust or in connection with a Joint Venture. Except as provided herein, the Trust may not purchase Assets from any program in which the Managing Trustee or any of its Affiliates has an interest; provided that such restriction shall not prohibit the Trust from being a participant in a Joint Venture. The Trust may acquire any such Assets from an Interested Party only if: (i) such acquisition is in the best interests of the Trust; (ii) such Asset is purchased by the Trust for a price no greater than the Asset Base Price; (iii) there is no difference in interest terms of the loans secured by such Asset at the time acquired by the Interested Party and the time acquired by the Trust, unless any such difference is favorable to the Trust; and (iv) no other benefit arises out of such transaction to the Interested Party apart from compensation otherwise permitted by this Agreement. Assets shall not be acquired from an Interested Party if such transaction would involve the payment of duplicative Asset Management Fees or other fees or would have the effect of circumventing any of the restrictions on and prohibitions of transactions involving conflicts of interest contained herein. The aggregate primary term rental payments received or accrued to the Interested Party with respect to Assets prior to the time that the Trust purchases the Asset from the Interested Party shall reduce the purchase price paid by the Trust for such Asset by such amounts unless such primary term rental payments are assigned to the Trust.

Except as provided herein, the Trust may not sell Assets to an Interested Party. The Trust may sell any Assets to an Interested Party only if: (i) such sale is in the best interests of the Trust; (ii) such Asset is sold for a price no less than the Fair Market Value, as determined by an Independent Expert; and (iii) no other benefit arises out of such transaction to the Interested Party apart from compensation otherwise permitted by this Agreement. Asset sales to an Interested Party may not involve the payment of duplicative Asset Management Fees or other fees in circumvention of any of the restrictions on and prohibitions of transactions involving conflicts of interest contained herein.

If an Interested Party purchases an Asset in its own name in order to facilitate the ultimate purchase by the Trust, the Trust may purchase such Asset and such Interested Party will be entitled to receive interest on the funds expended for such purchase on behalf of the Trust. Interest on such temporary purchases will be charged at a floating rate equal to the rate of interest charged by third party financing institutions on comparable loans for the same purpose (but not in excess of 2% per annum over the base rate from time to time announced by Fleet Bank, N.A.). Interest shall accrue and be payable at the above-determined rate from the date of the Managing Trustee’s or Affiliate’s acquisition of the Asset until such Asset is sold to the Trust.

The Trust shall not lease Assets from or to the Interested Parties.

2.             Section 7.7 is hereby deleted and the following is hereby substituted in lieu thereof:

The Trust shall not make in-kind distributions to the Participants, except as provided in Section 8.1(b) hereof.

3.     Section 8.1(b) is hereby deleted and the following is hereby substituted in lieu thereof:

(b)  Liquidation Distributions. In connection with the liquidation and dissolution of the Trust, the Managing Trustee may, in its discretion, distribute Trust Assets to itself as well as to its Affiliates in whole or in part in lieu of cash distributions, while making cash distributions to other Beneficiaries. Assets which are distributed in-kind shall have a Fair Market Value, as determined by an Independent Expert, equal to the amount of cash that would have been distributed to the Beneficiaries receiving the in-kind distribution, had such distribution been made in cash rather than in-kind, as of a date no earlier than 30 days prior to the announcement of the proposed distribution. In addition, upon dissolution and termination of the Trust, after payment of, or adequate provision for, the debts and obligations of the Trust, the Managing Trustee may distribute the remaining assets of the Trust (or the proceeds of sales or other dispositions in liquidation of Trust assets, as may be determined by the remaining or surviving Trustees) to the Participants in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Trust’s taxable year, including adjustments to Capital Accounts pursuant to Section 8.2(a). In the event that the Managing Trustee has a deficit balance in its Capital Account following the liquidation of the Trust or its interest in the Trust as determined after taking into account all Capital Account adjustments for the Trust taxable year in which such liquidation occurs, the Managing Trustee shall pay to the Trust in cash an amount equal to the deficit balance in its Capital Account by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation) which amount shall, upon liquidation of the Trust, be paid to recourse creditors of the Trust or distributed to the Trust Beneficiaries in accordance with their positive Capital accounts balances.

Except as specifically amended hereby, the Trust Agreement as in effect prior to this Amendment thereof remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the ____ day of __________, 200_.

CLASS A AND B BENEFICIARIES

By:    AFG ASIT Corporation, as Attorney-in-Fact

for each of the Beneficiaries pursuant to Article XIII of the Trust Agreement

By:_____________________________________
Name:
Title:

AFG ASIT Corporation, as Managing Trustee By: ____________________________________ Name: Title:

Wilmington Trust Company, as Delaware Trustee By: ___________________________________ Name: Title:

Semele Group Inc., as Special Beneficiary By: ___________________________________ Name: Title:

Annex D

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this " Agreement "), dated as of _________ __, 2004, is entered into by and among PLM MILPI Holdings LLC, a Delaware limited liability company (" Purchaser "), and AFG Investment Trust C and AFG Investment Trust D (collectively, the " Sellers "), each a trust formed in accordance with the Delaware Business Trust Act.

WITNESSETH:

WHEREAS , in connection with the liquidation of the trust assets of each of the Sellers respectively, the Sellers desire to sell to Purchaser, and Purchaser desires to acquire all of the Membership Interests of MILPI Holdings LLC held by the Sellers;

WHEREAS , pursuant to separate Consent Solicitations, the Sellers have each obtained the requisite approval of the sale from their respective Class A and Class B Beneficiaries.

NOW THEREFORE , in consideration of the premises and of the mutual agreements and covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I.
Definitions

Section 1.01  "Class A Beneficiaries" means the holders of the Class A Beneficiary Interests of each of the Sellers.

Section 1.02  "Class B Beneficiaries" means the holders of the Class B Subordinated Beneficiary Interests of each of the Sellers.

Section 1.03  "Managing Trustee" means the managing trustee of Sellers, AFG ASIT Corporation.

Section 1.04  "Membership Interests" means all of the outstanding membership interests of MILPI held by Sellers.

Section 1.05  "MILPI" means MILPI Holdings LLC, a Delaware limited liability company.

Section 1.06  "Sale Fee" means fees payable to the Managing Trustee in connection with the sale of the Sellers’ assets, including the Membership Interests pursuant to the respective trust agreements governing the Sellers.

Article II.
Purchase and Sale of Membership Interests; Purchase Price

Section 2.01  Purchase and Sale of Membership Interests. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.02 below) Purchaser shall purchase from each of the Sellers, each of its entire right, title and interest in and to the Membership Interests as listed on Annex A . The Sellers acknowledge that the Membership Interests transferred under this Agreement shall be transferred in full to Purchaser such that upon the completion of the sale, the Sellers shall no longer have any Membership Interests in Purchaser.

Section 2.02  The Closing . The closing of the purchase and sale of the Membership Interests (the "Closing") shall take place by telephone and facsimile at the offices of Nixon Peabody LLP located at 101 Federal Street, Boston, MA 02110, at 10:00 A.M. Boston time, on _________________, 200_, or at such other time and place as shall be agreed upon by Sellers and Purchaser (the "Closing Date").

Section 2.03  Purchase Price. In consideration of the sale by the Sellers of the Membership Interests, at the Closing Purchaser shall pay to each Seller the amount set forth on Annex A hereto. The Managing Trustee has agreed to waive the Sale Fee that would otherwise be due to it under the terms of each of the Sellers’ trust agreements in connection with the sale of each of the Sellers’ Membership Interests.

Article III.
Representations and Warranties of the Sellers and Purchasers

Section 3.01  Representations and Warranties of the Sellers. Each of the Sellers hereby represents and warrants to Purchaser that (a) it has valid title to the Membership Interests, (b) it is a trust, validly existing and in good standing under the laws of the State of Delaware, (c) it has the requisite trust power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (d) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its declaration of trust, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it or the Membership Interests, and (e) once executed, this Agreement shall be remain in full force and effect and the terms of the transaction consummated so as to effect the original intent of the parties hereto.

Section 3.02  Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Sellers that (a) it is a limited liability company, validly existing and in good standing under the laws of the State of Delaware, (b) it has the requisite power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (c) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its operating agreement, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it, (d) once executed, this Agreement shall be remain in full force and effect and the terms of the transaction consummated so as to effect the original intent of the parties hereto; and (e) no more than seventy-five percent (75%) of the amount paid to purchase the Membership Interests shall be financed by a debt obligation to a third party.

Article IV.
Conditions to the Purchaser’s Obligations

The Purchaser’s obligation to purchase and pay for the Membership Interests at the Closing shall be subject to compliance by the Sellers with the agreements contained herein and to the fulfillment, to the satisfaction of the Purchaser, of the following conditions or the waiver of same by Purchaser:

Section 4.01  Representations and Warranties . The representations and warranties of the Sellers contained herein shall be true and correct, on and as of the Closing Date.

Section 4.02  Authorization . Each of the Sellers shall have obtained requisite approval of its Class A Beneficiaries and Class B Beneficiaries for the sale of such Seller’s Membership Interests.

Section 4.03  Value of the Membership Interests . There shall have been no material adverse change in the value of the Membership Interests between the date hereof and the Closing Date, as determined by the Purchaser in its sole reasonable discretion.

Section 4.04  Financing . The Purchaser shall have received a commitment for financing of up to seventy-five percent (75%) of its purchase of the Membership Interests on terms suitable to the Purchaser in its sole discretion.

Article V.
General Provisions

Section 5.01  Headings. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.02   Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the essential economic or legal substance of the transactions contemplated hereby is not affected. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 5.03  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect tot he subject matter hereof and supersedes all prior agreements and undertakings, oral and written, between the parties hereto with respect to the subject matter hereof.

Section 5.04.  Governing Law. This Agreement shall be governed by, and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles. All actions, claims and disputes arising out of or relating to this offer letter shall be heard and determined by the courts in the Southern District of New York and the parties hereto each hereby irrevocably submit to the jurisdiction of such courts in any action or proceeding and waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.

Section 5.05  Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Execution of this Agreement may be made by facsimile signature, which, for all purposes, shall be deemed to be an original signature.

IN WITNESS WHEREOF , the parties hereto have caused this Membership Interest Purchase Agreement to be executed as of the date first above written.

SELLERS :   AFG INVESTMENT TRUST C

By: AFG ASIT Corporation, its Managing Trustee

By: _______________________________
 Name: James A. Coyne
Title: Senior Vice President

                   AFG INVESTMENT TRUST D

By: AFG ASIT Corporation, its Managing Trustee

By: _______________________________
 Name: James A. Coyne
Title: Senior Vice President

PURCHASER :                                                                      PLM MILPI HOLDINGS LLC

        By:_________________________________
                Name: Gary D. Engle
Title:____________________________

Annex A

MILPI HOLDINGS, LLC
MEMBERS

Name and Address of Member (1)	Total Membership Interests Prior to Sale (2)	Total Membership Interests after Sale (3)	Purchase Price

AFG Investment Trust C	50%	0%	$8,300,000
AFG Investment Trust D	50%	0%	$8,300,000
PLM MILPI Holdings LLC	0%	100%	N/A

Total	100%	100%	$16,600,000
__________________________

(1)       Address for each of the trusts is 200 Nyala Farms, Westport, Connecticut  06880.

(2)      Represents the Membership interests of the members prior to the execution of the Membership Interest Purchase Agreement.
(3)   Represents the Membership interests of the members from and after the execution of the Membership Interest Purchase Agreement.

Annex E-1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10- K

(Mark One)

[X]    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended    December 31, 2002

OR

[   ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ___ to

Commission file number    0-21444

AFG Investment Trust C

(Exact name of registrant as specified in its charter)

Delaware                                                        04-3157232

(State or other jurisdiction of                                    (IRS Employer

incorporation or organization)                                        Identification No.)

1050 Waltham Street, Suite 310, Lexington, MA                02421
        (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code    (781) 676-0009

Securities registered pursuant to Section 12(b) of the Act      NONE

Title of each class     Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

2,011,014 Trust Class A Beneficiary Interests

(Title of class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  X     No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained herein, to the best of registrant's knowledge, in definite proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes____ No    X ___

State the aggregate market value of the voting stock held by nonaffiliates of the registrant. Not applicable. Securities are nonvoting for this purpose. Refer to Item 12 for further information.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant's Annual Report to security holders for the year ended December 31, 2002 (Part I and II)

AFG Investment Trust C

FORM 10-K

PART I

Item 1. Business.
(a) General Development of Business

AFG Investment Trust C (the "Trust") was organized as a Delaware business trust in August 1992. Participants' capital initially consisted of contributions of $1,000 from the Managing Trustee, AFG ASIT Corporation, $1,000 from the Special Beneficiary, Equis Financial Group Limited Partnership (formerly known as American Finance Group ("AFG")), a Massachusetts limited partnership ("EFG") or the "Advisor", and $100 from the Initial Beneficiary, AFG Assignor Corporation, a wholly-owned affiliate of EFG. The Trust issued an aggregate of 2,011,014 Beneficiary Interests ("Class A Interests") at a subscription price of $25.00 each ($50.3 million in total) through 9 serial closings commencing December 1992 and ending September 1993. In July 1997, the Trust issued 3,024,740 Class B Interests ("Class B Interests") at $5.00 each ($15.1 million in total), of which (i) 3,019,220 interests are held by Equis II Corporation, an affiliate of EFG, and a wholly owned subsidiary of Semele Group Inc. ("Semele", an affiliate of EFG), and (ii) 5,520 interests are held by 10 other Class A investors. The Trust repurchased 218,661 Class A Interests in October 1997 at a cost of $2.3 million. In April 1998, the Trust repurchased 5,200 additional Class A Interests at a cost of $47,000. Accordingly, there are 1,787,153 Class A Interests currently outstanding. The Class A and Class B Interest holders are collectively referred to as the "Beneficiaries".

The Trust has one Managing Trustee, AFG ASIT Corporation and one Special Beneficiary, Semele. Semele purchased the Special Beneficiary Interests from EFG during the fourth quarter of 1999. EFG continues to act as Advisor to the Trust and provides services in connection with the acquisition and remarketing of the Trust's equipment assets. The Managing Trustee is responsible for the general management and business affairs of the Trust. AFG ASIT Corporation is a wholly owned subsidiary of Equis II Corporation and an affiliate of EFG, which is a wholly owned subsidiary of Semele. Except with respect to "interested transactions", Class A Interests and Class B Interests have identical voting rights and, therefore, Equis II Corporation generally has control over the Trust on all matters on which the Beneficiaries may vote. With respect to interested transactions, holders of Class B Interests which are the Managing Trustee or any of its affiliates must vote their interests as a majority of the Class A Interests have been voted. The Managing Trustee and the Special Beneficiary are not required to make any other capital contributions except as may be required under the Second Amended and Restated Declaration of Trust, as amended (the "Trust Agreement").

EFG is a Massachusetts limited partnership formerly known as American Finance Group ("AFG"). AFG was established in 1988 as a Massachusetts general partnership and succeeded American Finance Group, Inc., a Massachusetts corporation organized in 1980. EFG and its subsidiaries (collectively, the "EFG") are engaged in various aspects of the equipment leasing business, including EFG's role as Equipment Manager or Advisor to the Trust and several other direct-participation equipment leasing programs sponsored or co-sponsored by EFG (the "Other Investment Programs"). EFG arranges to broker or originate equipment leases, acts as remarketing agent and asset manager, and provides leasing support services, such as billing, collecting, and asset tracking.

The general partner of EFG, with a 1% controlling interest, is Equis Corporation, a Massachusetts corporation owned and controlled entirely by Gary D. Engle, its President, Chief Executive Officer and sole Director. Equis Corporation also owns a controlling 1% general partner interest in EFG's 99% limited partner, GDE Acquisition Limited Partnership ("GDE LP"). Equis Corporation and GDE LP were established in December 1994 by Mr. Engle for the sole purpose of acquiring the business of AFG.
In January 1996, the EFG sold certain assets of AFG relating primarily to the business of originating new leases, and the name "American Finance Group," and its acronym, to a third party. AFG changed its name to Equis Financial Group Limited Partnership after the sale was concluded. Pursuant to terms of the sale agreements, EFG specifically reserved the rights to continue using the name American Finance Group and its acronym in connection with the Trust and certain Other Investment Programs and to continue managing all assets owned by the Trust and the Other Investment Programs.

(b) Financial Information About Industry Segments
The Trust is engaged in three industry segments: equipment leasing, equipment management and real estate ownership, development and management. Historically, the Trust has acquired capital equipment and leased the equipment to creditworthy lessees on a full-payout or operating lease basis. Full-payout leases are those in which aggregate undiscounted, noncancellable rents equal or exceed the purchase price of the leased equipment. Operating leases are those in which the aggregate undiscounted, noncancellable rental payments are less than the purchase price of the leased equipment. With the consent of the Beneficiaries in 1998, the Trust Agreement was modified to permit the Trust to invest in assets other than equipment. In 1999, the Company purchased a minority interest in EFG/Kettle Valley Development LLC "Kettle Valley" and EFG Kirkwood LLC ("EFG Kirkwood"). Kettle Valley is a real estate development located in Canada. The Trusts and an affiliated corporation, Semele, formed a joint venture, EFG Kirkwood, which then acquired a minority interest in two ski resorts: Mountain Resort Holdings LLC and Mountain Springs Resort LLC. During 2001, the Trust and three affiliated trust's (collectively, the "Trusts"), through a jointly owned entity MILPI Holdings, LLC ("MILPI"), acquired 83% of the outstanding common stock of PLM International, Inc. ("PLM"), an equipment management company specializing in the leasing of transportation and related equipment. The Trust originally owned 34% of the entity that purchased PLM. During 2002, the Trust and AFG Investment Trust D ("Trust D") collectively provided approximately $4.4 million to acquire the remaining 17% of PLM’s outstanding common stock. Subsequent to the merger, the Trust's ownership interest increased from 34% to 38%.

See "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated herein by reference to the 2002 Annual Report.
(c) Narrative Description of Business

The Trust was organized in 1992 for the purpose of acquiring and leasing to third parties a diversified portfolio of capital equipment. In 1998, the Trust Agreement was modified to permit the Trust to invest in assets other than equipment. Subsequently, the Trust has made certain non-equipment acquisitions. During 1999 and 2000, the Company purchased a minority interest in Kettle Valley and EFG Kirkwood. During 2001 and 2002, the Trusts acquired PLM. Pursuant to the Trust Agreement, the Trust is scheduled to be dissolved by December 31, 2004.

Equis II Corporation has voting control of the Trusts and owns the Managing Trustee of the Trusts. Semele owns Equis II Corporation. Mr. Engle and Mr. Coyne, who are directors and officers of the Trust, respectively, are also officers and directors of, and own significant stock in Semele. In addition, Mr. Engle and Mr. Coyne are officers and directors of MILPI.

The Trust has no employees; however, it entered into an Advisory Agreement with EFG. EFG's role, among other things, is to (i) evaluate, select, negotiate, and consummate the acquisition of equipment, (ii) manage the leasing, re-leasing, financing, and refinancing of equipment, and (iii) arrange the resale of equipment. The Advisor is compensated for such services as described in the Trust Agreement. In addition, the Managing Trustee is compensated for services provided related to the Trust's non-equipment investment other than cash. See Item 13 herein.

The Trust's investment in equipment is, and will continue to be, subject to various risks, including physical deterioration, technological obsolescence, and credit quality of and defaults by lessees. A principal business risk of owning and leasing equipment is the possibility that aggregate lease revenues and equipment sale proceeds will be insufficient to provide an acceptable rate of return on invested capital after payment of all debt service costs and operating expenses. Another risk is that the credit quality of the lease may deteriorate after a lease is made. In addition, the leasing industry is very competitive. The Trust is subject to considerable competition when equipment is re-leased or sold at the expiration of primary lease terms. The Trust must compete with lease programs offered directly by manufacturers and other equipment leasing companies, many of which have greater resources, including business trusts and limited partnerships organized and managed similarly to the Trust and including other EFG-sponsored trusts, which may seek to re-lease or sell equipment within their own portfolios to the same customers as the Trust. In addition, default by a lessee under a lease agreement may cause equipment to be returned to the Trust at a time when the Managing Trustee or the Advisor is unable to arrange the sale or re-lease of such equipment. This could result in the loss of a portion of potential lease revenues and weaken the Trust's ability to repay related indebtedness. In addition, a significant portion of the Trust’s equipment portfolio consists of used passenger jet aircraft. Aircraft condition, age, passenger capacity, distance capability, fuel efficiency, and other factors influence market demand and market values for passenger jet aircraft. The events of September 11, 2001 have caused a significant deterioration in the value of the Trust’s aircraft resulting in write-downs totaling approximately $5.6 and $0.5 million for the years ended December 2001 and 2002, respectively. The Advisor does not anticipate aircraft values returning to their pre- September 11, 2002 values.

The Trust has an interest in two aircrafts, which, based on original equipment cost, account for approximately 71% of the Trust's equipment portfolio at December 31, 2002. These aircraft currently operate in international markets and are stage three compliant. All rents due under the aircrafts' leases are denominated in U.S. dollars. However, the operation of these aircraft in international markets exposes the Trust to certain political, credit and economic risks. Regulatory requirements of other countries governing aircraft registration, maintenance, liability of lessors and other matters may apply. Political instability, changes in national policy, competitive pressures, fuel shortages, recessions and other political and economic events adversely affecting world or regional trading markets or a particular foreign lessee could also create the risk that a foreign lessee would be unable to perform its obligations to the Trust. The recognition in foreign courts of judgments obtained in United States courts may be difficult or impossible to obtain and foreign procedural rules may otherwise delay such recognition. It may be difficult for the Trust to obtain possession of an aircraft used outside the United States in the event or default by the lessee or to enforce its rights under the related lease. Moreover, foreign jurisdictions may confiscate or expropriate aircraft without paying adequate compensation.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including EFG's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, political stability and many other events can converge to enhance or detract from asset values at any given time. EFG attempts to monitor these changes in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

On March 1, 1999, the Trust and an affiliated trust (collectively, the "Buyers") formed EFG/Kettle Development LLC, a Delaware limited liability company, for the purpose of acquiring a 49.9% indirect ownership interest (the "Interest") in a real estate development in Kelowna, British Columbia in Canada called Kettle Valley. EFG/Kettle Development LLC, upon receiving the Buyers' contributions for their membership interests, purchased the Interest from a special purpose company ("SPC") whose subsidiaries owned a 99.9% limited partnership interest in Kettle Valley Development Limited Partnership ("KVD LP"). The SPC and its subsidiaries were established by the seller, in part, for income tax purposes and have no business interests other than the development of Kettle Valley. The seller is an unaffiliated third-party company and has retained the remaining 50.1% ownership interest in the SPC. KVD LP is a Canadian Partnership that owns the property, consisting of approximately 280-acres of land. The project is zoned for 1,120 residential units in addition to commercial space. To date, 154 residential units have been constructed and sold and 13 additional units are under construction. A newly organized Canadian affiliate of EFG replaced the original general partner of KVD LP on March 1, 1999.

On May 1, 1999, the Trusts and an affiliated corporation, Semele, formed a joint venture, EFG Kirkwood for the purpose of acquiring a minority interest in two ski resorts: Mountain Resort Holdings LLC and Mountain Springs Resort LLC. The Trusts collectively own 100% of the Class A membership interests in EFG Kirkwood and Semele owns 100% of the Class B membership interests in EFG Kirkwood. The Class A interest holders are entitled to certain preferred returns prior to any distribution payments to the Class B interest holder. The Trusts’ interests in EFG Kirkwood constitute 50% of the voting securities of that entity under the operating agreement for EFG Kirkwood, which gives equal voting rights to Class A and Class B membership interests. The Trust holds 40% of EFG Kirkwood’s Class A membership interests. The Managing Trustee is the manager of EFG Kirkwood.

On April 30, 2000, Kirkwood Associates Inc.’s ("KAI") ownership interests in certain assets and substantially all of its liabilities were transferred to Mountain Resort Holdings LLC ("Mountain Resort"). On May 1, 2000, EFG Kirkwood exchanged its interest in KAI’s common and preferred stock for corresponding pro-rata membership interests in Mountain Resort. EFG Kirkwood holds approximately 38% of the membership interests in Mountain Resort. Mountain Resort, through four wholly owned subsidiaries, owns and operates Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development.

On May 1, 2000, EFG Kirkwood acquired 50% of the membership interests in Mountain Springs Resorts LLC ("Mountain Springs"). Mountain Springs, through a wholly owned subsidiary, owns 80% of the common membership interests and 100% of the Class B Preferred membership interests in an entity that owns the Purgatory Ski Resort ("Purgatory") in Durango, Colorado. In October 2002, an existing owner and an unrelated third party contributed approximately $2.5 million to Mountain Springs. As a result of the capital contribution, EFG Kirkwood’s membership interest in Mountain Springs decreased from 50% to 33%. Mountain Springs used the proceeds from the additional capital contribution to exercise an option to purchase 51% of Durango Mountain Land Company, LLC, a real estate development company owning land in Durango, Colorado.

The risks generally associated with real estate include, without limitation, the existence of senior financing or other liens on the properties, general or local economic conditions, property values, the sale of properties, interest rates, real estate taxes, other operating expenses, the supply and demand for properties involved, zoning and environmental laws and regulations, and other governmental rules.

The Trust's involvement in real estate development also introduces financial risks, including the potential need to borrow funds to develop the real estate projects. While the Trust's management presently does not foresee any unusual risks in this regard, it is possible that factors beyond the control of the Trust, its affiliates and joint venture partners, such as a tightening credit environment, could limit or reduce its ability to secure adequate credit facilities at a time when they might be needed in the future. Alternatively, the Trust could establish joint ventures with other parties to share participation in its development projects.

Because the investments in Mountain Resorts and Mountain Springs include real estate development companies, the risks and uncertainties associated with the tourism industry can adversely affect the value of the real estate development companies associated with these investments. Decrease in tourism, weather-related conditions or other risks discussed above can permanently decrease the value of the investment and future operations.

Revenue from major individual lessees which accounted for 10% or more of lease revenue during the years ended December 31, 2002, 2001 and 2000 is incorporated herein by reference to Note 2 to the financial statements included in Item 15. Refer to Item 15(a)(3) for lease agreements filed with the Securities and Exchange Commission.

The Trust Agreement originally provided for the reinvestment of "Cash From Sales or Refinancings", as defined in the Trust Agreement, in additional equipment until February 1999. In the 1998 amendment to the Trust Agreement, the Trust's reinvestment provisions were reinstated until December 31, 2002 and the Trust was permitted to invest in assets other than equipment. Upon the expiration of each lease term, the Managing Trustee will determine whether to sell or re-lease the Trust's equipment, depending on the economic advantages of each alternative. As the Trust nears its scheduled dissolution date of December 31, 2004, the Trust will begin to liquidate its portfolio of equipment. Similarly, any non-equipment investments will be liquidated as the Trust nears its scheduled dissolution date.

In December 2000, the Trusts formed MILPI for the purpose of acquiring PLM through its wholly-owned subsidiary MILPI Acquisition Corporation ("MAC"). The Trusts collectively paid $1.2 million of which AFG Investment Trust C contributed $0.4 million. AFG Investment Trust C’s capital contribution gave the Trust a 34% interest in MILPI. In February 2001, the Trusts through MAC acquired 83% of PLM’s common stock for a total purchase price of $21.8 million at $3.46 per share and contributed the shares to MILPI. AFG Investment Trust C’s portion of the acquisition was $7.1 million, which included acquisition fees paid to a wholly-owned subsidiary of Semele of $0.1 million. The purchase price was determined based on competitive bids and a valuation model using the expected future cash flows of PLM. MILPI also hired an investment banking firm to issue a fairness opinion on the purchase price. The assets of PLM included cash and cash equivalents of approximately $4.4 million. The 83% acquisition resulted in goodwill of approximately $5.8 million.

On February 6, 2002, the Trusts through MAC , completed its acquisition of PLM by purchasing the remaining 17% of the outstanding PLM common stock and by effecting a merger of MAC into PLM, with PLM as the surviving entity. The merger was completed when MAC obtained approval of the merger from PLM’s shareholders pursuant to a special shareholder’s meeting. The remaining interest was purchased for $4.4 million at the $3.46 per common share price established in the tender offer, which was financed by AFG Investment Trust C and D. An investment banking firm issued a fairness opinion on the purchase price of this transaction. The Trust’s portion of the purchase price was $2.4 million, which included transaction costs of $24,000 and a 1% acquisition fee paid to a wholly-owned subsidiary of Semele. The 17% acquisition resulted in additional goodwill of approximately $3.5 million. No goodwill is expected to be deducted for tax purposes. Concurrent with the completion of the merger, PLM ceased to be publicly traded. Concurrent to the February 6, 2002 acquisition, the Trust’s ownership interest in MILPI increased from 34% to 38%.

In March 2002, the Trust and AFG Investment Trust D ("Trust D") formed C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned joint venture that is co-managed by the Trust and Trust D (the "C & D Joint Venture") to which each Trust contributed $1.0 million. The C & D Joint Venture was formed for the purpose of making a conditional contribution of $2.0 million to BMLF/BSLF II Rancho Malibu Limited Partnership ("Rancho Malibu Limited Partnership") in exchange for 25% of the interests in Rancho Malibu Limited Partnership (the "C & D Joint Venture Contribution"). The C & D Joint Venture was admitted to Rancho Malibu Limited Partnership as a co-managing general partner pursuant to the terms of an amendment to Rancho Malibu Limited Partnership Agreement. The other partners in Rancho Malibu Limited Partnership are Semele and its wholly-owned subsidiary, Rancho Malibu Corp., the other co-managing general partner.

Rancho Malibu Limited Partnership owns a 274-acre parcel of land near Malibu, California which is being developed as a single-family luxury residential subdivision. The conditional C & D Joint Venture Contribution was made to assure participation in the future development of the parcel. The conditional contribution was made subject to the future solicitation of the consent of the beneficiaries of each of the Trust and Trust D. The C & D Joint Venture Contribution is conditioned upon the consummation of a transaction pursuant to which Semele and Rancho Malibu Corp. will contribute all of the partnership interests that they hold in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele holds in RM Financing LLC to RMLP, Inc., a newly formed subsidiary of PLM, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP Inc.
The C & D Joint Venture possesses the right to withdraw the C & D Joint Venture Contribution from Rancho Malibu Limited Partnership if the transactions have not taken place within ninety days of the receipt by Rancho Malibu Limited Partnership of notice from the C & D Joint Venture that the requisite consents of the beneficiaries of the Trust and Trust D have been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in Rancho Malibu Limited Partnership held by Semele and Rancho Malibu Corp.

On February 12, 2003, the Trust filed a proxy statement with the SEC, pursuant to which the Trust solicited the approval of the Beneficiaries to the following proposals, which were subsequently approved by the Trust’s shareholders. On March 14, 2003, the Beneficiaries approved the following proposals:

1.    To allow PLM, its parent, MILPI, and subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.

2.    To approve a transaction whereby a new formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc., of partnership interests in Rancho Malibu, a partnership that owns and is developing approximately 274 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc.

3.    To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

4.    To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A and AFG Investment Trust B, for $5.9 million which gives the Trust, together with AFG Investment Trust D, shared 100% ownership of MILPI. After this purchase the Trust will owns 50% of MILPI.

5.    To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.

In March 2003, RMLP, Inc. purchased Semele Group, Inc.’s ownership interest in Rancho Malibu as indicated in the proposal above.

d) Financial Information About Foreign and Domestic Operations and Export Sales

Incorporated herein by reference to the financial statements and supplementary data included in the 2002 Annual Report.

Item 2. Properties.

None.

Item 3. Legal Proceedings.

The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in C&D IT LLC, EFG Kirkwood and Kettle Valley. The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust unintentionally may have engaged, or may engage in an activity or activities that may be construed to fall within the scope of the Act. If the Trust were determined to be an investment company, its business would be adversely affected. The Managing Trustee, AFG ASIT Corporation, has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of or acquiring certain assets that it might not otherwise dispose of or acquire.

The Trust is subject to various claims and proceeding in the normal course of business. Management believes that the disposition of such matters is not expected to have a material adverse effect on the financial position of the Trust or its results of operations.

Item 4. Submission of Matters to a Vote of Security Holders.

None.

PART II

Item 5. Market for the Trust's Securities and Related Security Holder Matters.

(a) Market Information

There is no public market for the resale of the Interests and it is not anticipated that a public market for resale of the Interests will develop.

There are several secondary markets in which limited partnership units trade. Secondary markets are characterized as having few buyers for limited partnership interests and therefore are viewed as being inefficient vehicles for the sale of limited partnership units. Presently, there is no public market for the limited partnership units and none is likely to develop.

(b) Approximate Number of Security Holders

At December 31, 2002, there were 1,945 record holders (1,935 of Class A Interests and 10 of Class B Interests) in the Trust.

(c) Dividend History and Restrictions

Prior to 1998, cash distributions were declared and paid within 45 days after the completion of each calendar month and described in a statement sent to the Beneficiaries. Distributions prior to Class B Payout (defined below) were allocated to the Class A and Class B Beneficiaries as follows: first, 100% to the Class A Beneficiaries up to $0.41 per Class A Interest; second, 100% to the Class B Beneficiaries up to $0.164 per Class B Interest, reduced by the Class B Distribution Reduction Factor (defined below); third, 100% to the Class A Beneficiaries up to an additional $0.215 per Class A Interest; and fourth, until Class B Payout was attained, 80% to the Class B Beneficiaries and 20% to the Class A Beneficiaries.

After the amendment of the Trust Agreement in 1998, the Managing Trustee evaluated and pursued a number of potential new investments, several of which the Managing Trustee concluded had market returns that it believed were less than adequate given the potential risks. Most transactions involved the equipment leasing, business finance and real estate development industries. Although the Managing Trustee intended to continue to evaluate additional new investments, it anticipated that the Trust would be able to fund these new investments with cash on hand or from other sources, such as the proceeds from future asset sales or refinancings and new indebtedness. As a result, in 1999, the Trust declared a special cash distribution to the Trust Beneficiaries totaling $15.2 million, which was paid in January 2000.

After the special distribution in January 2000, the Trust adopted a new distribution policy and suspended the payment of regular cash distributions. The Managing Trustee did not reinstate cash distributions through the expiration of the Trust's reinvestment period in December 2002. In addition to maintaining sale proceeds for reinvestment, the Managing Trustee determined that the Trust would retain cash from operations to pay down debt and for the continued maintenance of the Trust's assets. The Managing Trustee believed that this decision was in the best interests of the Trust over the long term.

Class A Payout means the first time when the aggregate amount of all distributions actually made to the Class A Beneficiaries equals $25 per Class A Interest (minus all uninvested capital contributions returned to the Class A Beneficiaries) plus a cumulative annual distribution of 10% compounded quarterly and calculated beginning with the last day of the month of the Trust's initial Class A Closing.

Class B Payout means the first time when the aggregate amount of all distributions actually made to the Class B Beneficiaries equals $5 per Class B Interest plus a cumulative annual return of 8% per annum compounded quarterly with respect to capital contributions returned to them as a Class B Capital Distribution and 10% per annum, compounded quarterly, with respect to the balance of their capital contributions calculated beginning August 1, 1997, the first day of the month following the Class B Closing. Class B Payout occurred in January 2000 in conjunction with the special cash distribution paid on that date. As Class B Payout has been attained, all further distributions will be made to the Class A Beneficiaries and the Class B Beneficiaries in amounts so that each Class A Beneficiary receives, with respect to each Class A Interest, an amount equal to 400%, divided by the difference between 100% and the Class B Distribution Reduction Factor, of the amount so distributed with respect to each Class B Interest. The Class B Distribution Reduction Factor means the percentage determined as a fraction, the numerator of which is the aggregate amount of any cash distributions paid to the Class B Beneficiaries as a return of their original capital contributions (on a per Class B Interest basis), discounted at 8% per annum (commencing August 1, 1997, the first day of the month following the Class B Closing) and the denominator of which is $5.00.

In any given year, it is possible that Beneficiaries will be allocated taxable income in excess of distributed cash. This discrepancy between tax obligations and cash distributions may or may not continue in the future, and cash may or may not be available for distribution to the Beneficiaries adequate to cover any tax obligation. The Trust Agreement requires that sufficient distributions be made to enable the Beneficiaries to pay any state and federal income taxes arising from any sale or refinancing transactions, subject to certain limitations.

There were no distributions declared in 2002, 2001 or 2000. Distributions of $15.2 million declared in December 1999 were paid in January 2000.

Item 6. Selected Financial Data.

Incorporated herein by reference to the section entitled "Selected Financial Data" in the 2002 Annual Report.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

Incorporated herein by reference to the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the 2002 Annual Report.

Item 7a. Quantitative and Qualitative Disclosures About Market Risk

The Trust's primary market risk exposure is that of interest rate and currency devaluation risk.

During the year ended December 31, 2002, 63% of the Trust's total lease revenues from wholly-owned and jointly-owned equipment was earned from lessees domiciled outside the United States. If these lessees’ currency devalues against the US dollar, these lessees could potentially encounter difficulty in making the US dollar-denominated lease payments.

Item 8. Financial Statements and Supplementary Data.

Incorporated herein by reference to the financial statements and supplementary data included in the 2002 Annual Report.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10. Directors and Executive Officers of the Trust.

(a-b) Identification of Directors and Executive Officers

The Trust has no Directors or Officers. As indicated in Item 1, AFG ASIT Corporation is the Managing Trustee of the Trust. Under the Trust Agreement, the Managing Trustee is solely responsible for the operation of the Trust's properties and the Beneficiaries have no right to participate in the control of such operations. The names, titles and ages of the Directors and Executive Officers of the Managing Trustee as of March 31, 2003 are as follows:

DIRECTORS AND EXECUTIVE OFFICERS OF THE MANAGING TRUSTEE (See Item 13)

Name	Title	Age	Term

Gary D. Engle . . .	President and Chief Executive Officer of the general partner of EFG and President and Director of Managing Trustee	. 54	Until a successor is duly elected and qualified
.
James A. Coyne . .	Executive Vice President of the general partner of EFG and Senior Vice President of the Managing Trustee	43
.
Richard K Brock .	Chief Financial Officer and Treasurer of AFG ASIT Corporation	40

Gail D. Ofgant . . .	Senior Vice President, Lease Operations of the general partner of EFG and Senior Vice President of the Managing Trustee	37

(c) Identification of Certain Significant Persons

None.

(d) Family Relationship

No family relationship exists among any of the foregoing Directors or Executive Officers.

(e) Business Experience

Mr. Engle, age 54, is Director and President of the Managing Trustee and sole shareholder, Director, President and Chief Executive Officer of Equis Corporation, EFG’s general partner. Mr. Engle is also Chairman and Chief Executive Officer of Semele Group Inc. ("Semele") and is President and a Director of Equis II Corporation. Mr. Engle controls the general partners of Atlantic Acquisition Limited Partnership ("AALP") and Old North Capital Limited Partnership ("ONC"). Mr. Engle is also a member of the Board of Managers of Echelon Development Holdings LLC. Mr. Engle joined EFG in 1990 and acquired control of EFG and its subsidiaries in December 1994. Mr. Engle co-founded Cobb Partners Development, Inc., a real estate and mortgage banking company, where he was a principal from 1987 to 1989. From 1980 to 1987, Mr. Engle was Senior Vice President and Chief Financial Officer of Arvida Disney Company, a large-scale community development organization owned by Walt Disney Company. Prior to 1980, Mr. Engle served in various management consulting and institutional brokerage capacities. Mr. Engle has an M.B.A. degree from Harvard University and a B.S. degree from the University of Massachusetts (Amherst).

Mr. Coyne, age 43, became Vice President of the Managing Trustee in 1997 and has been Senior Vice President of the Managing Trustee since 1998. Mr. Coyne is Executive Vice President of Equis Corporation, the general partner of EFG, and President and Chief Operating Officer of Semele. He is also a Director and President of Equis II Corporation. Mr. Coyne joined EFG in 1989 and remained with the company until May 1993 when he resigned to join the Raymond Company, a private investment firm, where he was responsible for financing corporate and real estate acquisitions. Mr. Coyne remained with the Raymond Company until November 1994 when he re-joined EFG. From 1985 to 1989, Mr. Coyne was employed by Ernst & Whinney (now known as Ernst & Young LLP). Mr. Coyne holds a Masters degree in accounting from Case Western Reserve University and a B.S. in Business Administration from John Carroll University and is a Certified Public Accountant.

Mr. Brock, age 40, became Chief Financial Officer and Treasurer of AFG ASIT Corp. in 2002. Mr. Brock is also the Chief Financial Officer of PLM International, Inc. Mr. Brock has been associated with PLM for over twelve years holding positions including Chief Financial Officer and Corporate Controller.

Ms. Ofgant, age 37, has served as Senior Vice President, Lease Operations of Managing Trustee since 1998. Ms. Ofgant joined EFG in July 1989 and held various positions in the organization before becoming Senior Vice President of the general partner of EFG in 1998. From 1987 to 1989, Ms. Ofgant was employed by Security Pacific National Trust Company. Ms. Ofgant holds a B.S. degree from Providence College.

(f) Involvement in Certain Legal Proceedings

None.

(g) Promoters and Control Persons

Not applicable.

Item 11. Executive Compensation.

(a) Cash Compensation

Currently, the Trust has no employees. However, under the terms of the Trust Agreement, the Trust is obligated to pay all costs of personnel employed full or part-time by the Trust, including officers or employees of the Managing Trustee or its Affiliates. There is no plan at the present time to make any officers or employees of the Managing Trustee or its Affiliates employees of the Trust. The Trust has not paid and does not propose to pay any options, warrants or rights to the officers or employees of the Managing Trustee or its Affiliates.

(b) Compensation Pursuant to Plans

None.

(c) Other Compensation

Although the Trust has no employees, as discussed in Item 11(a), pursuant to section 10.4(c) of the Trust Agreement, the Trust incurs a monthly charge for personnel costs of the Advisor for persons engaged in providing administrative services to the Trust. A description of the remuneration paid by the Trust to the Managing Trustee and its Affiliates for such services is included in Item 13, herein and in Note 8 to the audited financial statements included in Item 15, herein.

(d) Stock Options and Stock Appreciation Rights.

Not applicable.

(e) Long-Term Incentive Plan Awards Table.

Not applicable.

(f) Defined Benefit or Actuarial Plan Disclosure.

Not applicable.

(g) Compensation of Directors

None.

(h) Termination of Employment and Change of Control Arrangement

There exists no remuneration plan or arrangement with the Managing Trustee or its Affiliates, which results or may result from their resignation, retirement or any other termination.

Item 12. Security Ownership of Certain Beneficial Owners and Management.

By virtue of its organization as a trust, the Trust has no outstanding securities possessing traditional voting rights. However, as provided in Section 11.2(a) of the Trust Agreement (subject to Section 11.2(b)), a majority interest of the Beneficiaries have voting rights with respect to:

1.  Amendment of the Trust Agreement;

2.  Termination of the Trust;

3.  Removal of the Managing Trustee; and

4.  Approval or disapproval of the sale of all, or substantially all, of the assets of the Trust (except in the orderly liquidation of the Trust upon its termination and dissolution).

As of March 31, 2003, the following person or group owns beneficially more than 5% of the Trust's outstanding Beneficiary interests:

Title	Name and	Amount of	Percent
of	Address of	Beneficial	of
Class	Beneficial Owner	Ownership	Class

Class B	Equis II Corporation
Beneficiary Interests	200 Nyala Farms	3,019,220 Interests	99.82%
.	Westport, CT 06880

Equis II Corporation is a wholly owned subsidiary of Semele. Gary D. Engle is Chairman and Chief Executive Officer of Semele and President, Chief Executive Officer, sole shareholder and Director of EFG's general partner. James A. Coyne, Executive Vice President of the general partner of EFG, is Semele's President and Chief Operating Officer. Mr. Engle and Mr. Coyne are both members of the Board of Directors of, and own significant stock in, Semele.

No person or group is known by the Managing Trustee to own beneficially more than 5% of the Trust's 1,787,153 outstanding Class A Interests as of March 31, 2003.

The ownership and organization of EFG is described in Item 1 of this report.

Item 13. Certain Relationships and Related Transactions.

The Managing Trustee of the Trust is AFG ASIT Corporation, an affiliate of EFG.

(a) Transactions with Management and Others

Various operating expenses incurred by the Trust are paid by Equis Financial Group, LP ("EFG") on behalf of the Trust and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the years ended December 31, 2002, 2001 and 2000, which were paid or accrued by the Trust to EFG or its affiliates, are as follows (in thousands of dollars):

	2002	2001	2000

Acquisition fees	$24	$74	$15
Management fees	434	433	431
Administrative charges	201	178	198
Reimbursable operating costs
due to third parties	-	966	397

Total	$659	$1,651	$1,041

As provided under the terms of the Trust Agreement, EFG is compensated for its services to the Trust. Such services include all aspects of acquisition, management and sale of equipment. For equipment acquisition services, EFG was compensated by an amount equal to 0.28% of Asset Base Price paid by the Trust for each asset acquired for the Trust's initial asset portfolio. For reinvestment equipment acquisitions completed prior to September 2, 1997, EFG was compensated by an amount equal to 3% of Asset Base Price paid by the Trust. In connection with a Solicitation Statement and consent of Beneficiaries in 1998, the Trust's reinvestment provisions, which were scheduled to expire on September 2, 1997, were extended through December 31, 2002 and the Trust was permitted to invest in assets other than equipment. Acquisition fees paid to EFG in connection with equipment reinvestment assets acquired after September 2, 1997 are equal to 1% of Asset Base Price paid by the Trust. The Trust does not anticipate, nor have there been, any equipment acquisitions subsequent to September 1997. Acquisition fees associated with non-equipment acquisitions are negotiated at the date of each acquisition. Historically fees associated with non-equipment acquisitions have been approximately 1% of the Asset Base Price. For management services, EFG is compensated by an amount equal to (i) 5% of gross operating lease rental revenue and 2% of gross full payout lease rental revenue received by the Trust with respect to equipment acquired on or prior to September 2, 1997. For non-equipment assets other than cash, the Managing Trustee receives an annualized management fee of 1% of such assets under management. Compensation to EFG for services connected to the disposition of equipment is calculated as the lesser of (i) 3% of gross sale proceeds or (ii) one-half of reasonable brokerage fees otherwise payable under arm's length circumstances. Payment of the remarketing fee is subordinated to payout and this fee and the other fees described above are subject to certain limitations defined in the Trust Agreement.

Administrative charges represent amounts owed to EFG, pursuant to Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trust. Reimbursable operating expenses due to third parties represent costs paid by EFG on behalf of the Trust, which are reimbursed to EFG at actual cost. Prior to June 2002, an affiliated company supported the administrative function. Subsequently, the administrative functions were outsourced to an unrelated third party with the exception of some administrative functions which will continue to be supported by EFG.

During 2001 and 2000, EFG paid the majority of operating costs on behalf of the Trust. Costs incurred by EFG were subsequently reimbursed by the Trust on a monthly basis. During 2002, the Trust paid all of its direct costs. Therefore, there were no reimbursable direct operating costs paid to an affiliate during the year.

All equipment was purchased from EFG, one of its Affiliates, or directly from third-party sellers. The Trust's Purchase Price is determined by the method described in Note 3 to the audited financial statements, Equipment.

On December 31, 2002, the Trust had a receivable from affiliate of $0.1 million. The receivable consists of approximately $0.1 million of revenues and other proceeds received by EFG. All rents and proceeds from the sale of equipment are paid by the lessee directly to either EFG or a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trust. The Trust’s cash proceeds received by EFG are reimbursed to the Trust on a monthly basis. The remaining balance of the receivable, approximately $0.1 million, relates to costs incurred by the Trust associated with the sale of an aircraft on behalf of EFG.

Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership formed in 1995 and an affiliate of EFG, owns 9,210 Class A Interests or less than 1% of the total outstanding Class A Interests of the Trust. The general partner of ONC is controlled by Gary D. Engle. In addition, the limited partnership interests of ONC are owned by Semele. Gary D. Engle is Chairman and Chief Executive Officer of Semele.

In 1997, the Trust issued 3,024,740 Class B Interests at $5.00 per interest, thereby generating approximately $15.1 million in aggregate Class B capital contributions. Class A Beneficiaries purchased 5,520 Class B Interests, generating $28,000 of such aggregate capital contributions, and then the Special Beneficiary, EFG, purchased 3,019,220 of such Class B Interests, generating approximately $15.1 million of such aggregate capital contributions.

Subsequently, EFG transferred its Class B Interests to a special-purpose company, Equis II Corporation, a Delaware corporation. EFG also transferred its ownership of AFG ASIT Corporation, the Managing Trustee of the Trust, to Equis II Corporation. As a result, Equis II Corporation has voting control of the Trust through its ownership of the majority of the Trust's outstanding voting interests, as well as its ownership of AFG ASIT Corporation. See Item 1 (a) of this report regarding certain voting restrictions related to the Class B Interests. Equis II Corporation is owned by Semele. Gary D. Engle is Chairman and Chief Executive Officer of Semele. James A. Coyne is Semele's President and Chief Operating Officer. Mr. Engle and Mr. Coyne are both members of the Board of Directors of, and own significant stock in, Semele.

During the first quarter of 2002, the Trust borrowed $0.7 million from MILPI Holdings, LLC. The note issued had an interest rate LIBOR plus 200 basis points and was scheduled to mature on January 6, 2003. In December 2002, the note was paid in full plus accrued interest. The interest paid to MILPI under this note during the year ended December 31, 2002 was $28,000.

See discussion of the MILPI acquisition of PLM included in Item 1.

See discussion of the C & D IT LLC joint venture entity included in Item 1.

(b) Certain Business Relationships

None.

(c) Indebtedness of Management to the Trust

None.

(d) Transactions with Promoters

Not applicable.

Item 14. Controls and Procedures

Based on their evaluation as of a date within 90 days of the filing of this Form 10-K, the Managing Trustee’s Principal Executive Officer and Chief Financial Officer have concluded that the Trust’s disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that the Trust files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. There have been no significant changes in the Trust’s internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation.

PART IV

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

(a) Documents filed as part of this report:

(1) Financial Statements:

Report of Independent Certified Public Accountants..        *

Report of Deloitte & Touche LLP, Independent Auditors..        *

Statements of Financial Position

at December 31, 2002 and 2001.        *

Statements of Operations

for the years ended December 31, 2002, 2001 and 2000.        *

Statements of Changes in Participants' Capital

for the years ended December 31, 2002 , 2001 and 2000..        *

Statements of Cash Flows

for the years ended December 31, 2002, 2001 and 2000..        *

Notes to the Financial Statements.        *

* Incorporated herein by reference to the appropriate portion of the 2002 Annual Report to security holders for the year ended December 31, 2002 (see Part II).

(2) Financial Statement Schedules:

None required.

(3) Exhibits:

Except as set forth below, all Exhibits to Form 10-K, as set forth in Item 601 of Regulation S-K, are not applicable.

Exhibit
Number

2
Agreement and Plan of Merger, dated as of December 22,2000, between MILPI Acquisition Corp. and PLM International, Inc. was filed in the Registrant's Form 8-K dated December 28, 2000 as Exhibit 2.1 and is incorporated by reference.

4	Second Amended and Restated Declaration of Trust was filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 as Exhibit 4 and is incorporated herein by reference.

4.1
Amendment No. 2 to Second Amended and Restated Declaration of Trust is filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 as Exhibit 4.1 and is incorporated herein by reference.

13
The 2002 Annual Report to security holders, a copy of which is furnished for the information of the Securities and Exchange Commission. Such Report, except for those portions thereof which are incorporated herein by reference, is not deemed "filed" with the Commission.

23	Consent of Independent Certified Public Accountants.

99(a)
Lease agreement with Hyundai Electronics America, Inc. was filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 as Exhibit 99 (a) and is incorporated herein by reference.

99(b)
Lease agreement with Scandinavian Airlines System was filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 as Exhibit 99 (a) and is incorporated herein by reference.

99(c)
Lease agreement with Scandinavian Airlines System Amendment No. 3 is filed in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 as Exhibit 99 (c) and is incorporated herein by reference.

99(d)
Operating Agreement of MILPI Holdings, LLC dated as of December 13, 2000 by and among the persons identified on Schedule A thereto was filed in the Registrant's Amendment No. 1 as Schedule TO dated January 29, 2001 ("Schedule TO/A No. 1") as Exhibit (b)(1) and is incorporated herein by reference.

99(e)
Subscription Agreement dated as of December 15, 2000 by and among MILPI Holdings, LLC and MILPI Acquisition Corp. was filed in the Registrant's Schedule TO/A No. 1 as Exhibit (b)(2) and is incorporated herein by reference.

99(f)	Promissory Note, dated as of January 7, 2002, between AFG Investment Trust C and PLM International, Inc. was filed on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

99(g)
C&T IT LLC Operating Agreement, dated March 1, 2002 between AFG Investment Trust C and AFG Investment Trust D was filed on Form 10-K for the year ended December 31, 2001 and is incorporated herein by reference.

99(h)	Operating Agreement of EFG Kirkwood LLC, dated May 1, 1999

99(i)	Amended and Restated Operating Agreement of Mountain Springs, LLC dated October 24, 2002

99.1	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

99.2	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

(b) Reports on Form 8-K

None

(c) Other Exhibits

None

(d) Financial Statement Schedules

(i) Consolidated Financial Statements for MILPI Holdings, LLC and Subsidiaries as of December 31, 2002 and 2001 and for the year ended December 31, 2002 and for the period February 7, 2001 through December 31, 2001 and Independent Auditors’ Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below, by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.

AFG Investment Trust C

By: AFG ASIT Corporation, a Massachusetts corporation and the Managing Trustee of the Registrant.

By: /s/ Gary D. Engle

Gary D. Engle

President and Chief Executive

Officer of the general partner of EFG and

President and a Director

of the Managing Trustee

(Principal Executive Officer)

Date : March 31, 2003

By: /s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

Date: March 31, 2003

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this annual report on Form 10-K of AFG Investment Trust C;
2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5.  The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):
d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and
e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and
6.    The registrant’s other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

         March 31, 2003

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this annual report on Form 10-K of AFG Investment Trust C;
2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):
d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and
e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and
6.    The registrant’s other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

March 31, 2003

Exhibit
Number

13	The 2002 Annual Report

23	Consent of Independent Certified Public Accountants

99(h)	Operating Agreement of EFG Kirkwood LLC

99(i)	Amended and Restated Operating Agreement of Mountain Springs, LLC

99.1	Certificate of Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley Act

99.2	Certificate of Chief Financial Officer pursuant to Section 906 of Sarbanes - Oxley Act

Exhibit 13

AFG INVESTMENT TRUST C
Annual Report to the Participants, December 31, 2002

AFG Investment Trust C

INDEX TO ANNUAL REPORT TO THE PARTICIPANTS

.    Page

SELECTED FINANCIAL DATA.     23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS.     24

FINANCIAL STATEMENTS:

Report of Independent Certified Public Accountants..        39

Report of Deloitte & Touche LLP, Independent Auditors..        40

Statements of Financial Position

at December 31, 2002 and 2001.        41

Statements of Operations

for the years ended December 31, 2002, 2001 and 2000.        42

Statements of Changes in Participants’ Capital

for the years ended December 31, 2002, 2001 and 2000.        43

Statements of Cash Flows

for the years ended December 31, 2002, 2001 and 2000.        44

Notes to the Financial Statements.        45

ADDITIONAL FINANCIAL INFORMATION:

Schedule of Excess (Deficiency) of Total Cash

Generated to Cost of Equipment Disposed.        63

Statement of Cash and Distributable Cash

From Operations, Sales and Refinancings .        64

Schedule of Equipment.        65

SELECTED FINANCIAL DATA

The following data should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the financial statements.

For each of the five years in the period ended December 31, 2002 (in thousands of dollars, except per share amounts):

Summary of Operations	2002	2001	2000	1999	1998

.
Lease revenue	$5,682	$6,520	$7,734	$10,287	$15,201

Total revenue	$5,521	$6,986	$10,785	$15,453	$19,154

Net income (loss)	$(1,451)	$(5,599)	$2,050	$5,803	$4,999

Per Beneficiary Interest:
Net income (loss)
Class A Interests	$(0.83)	$(2.84)	$0.66	$1.13	$1.17
Class B Interests	$-	$(0.10)	$0.18	$0.75	$0.39

Cash distributions declared
Class A Interests	$-	$-	$-	$4.56	$1.64
Class B Interests	$-	$-	$-	$3.66	$2.10

Financial Position

Total assets	$36,524	$42,172	$51,641	$71,091	$72,909

Total long-term obligations	$18,151	$22,383	$26,221	$32,573	$35,073

Participants' capital	$16,139	$17,590	$23,189	$21,159	$36,360

For the year ended December 31, 2002 compared to the year ended December 31, 2001 and for the year ended December 31, 2001 compared to the year ended December 31, 2000

Forward-looking Information

Certain statements in this annual report of the AFG Investment Trust C (the, "Trust") that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made herein. These factors include, but are not limited to, the collection of the Trust's contracted rents, the realization of residual proceeds for the Trust's equipment, the performance of the Trust's non-equipment assets, and future economic conditions.

Overview

The Trust was organized in 1992 for the purpose of acquiring and leasing to third parties a diversified portfolio of capital equipment. In 1998, the Trust Agreement was modified to permit the Trust to invest in assets other than equipment. Subsequently, the Trust has made certain non-equipment acquisitions. In 1999, the Company purchased a minority interest in EFG/Kettle Valley Development LLC "Kettle Valley" and EFG Kirkwood LLC ("EFG Kirkwood"). Kettle Valley is a real estate development located in Canada. EFG Kirkwood is a company created by the Trust and three affiliated trusts (collectively, the "Trusts") that acquired a minority interest in two ski resorts: Mountain Resort Holdings LLC and Mountain Springs Resort LLC. During 2002 and 2001, the Trusts acquired PLM International Inc. and subsidiaries ("PLM"). PLM is an equipment management company and operates in one business segment, the leasing of transportation equipment and the creation of equipment-leasing solutions for domestic and international customers. In 2002, the Trust and AFG Investment Trust D ("Trust D") formed C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned joint venture that is co-managed by the Trust and Trust C (the "C & D Joint Venture") to which each Trust contributed $1.0 million. C&D IT LLC is a limited liability company that owns a minority interest in a real estate development company located in Malibu, California. Pursuant to the Trust Agreement, the Trust is scheduled to be dissolved by December 31, 2004.

The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in C&D IT LLC, EFG Kirkwood and Kettle Valley. The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust unintentionally may have engaged, or may engage in an activity or activities that may be construed to fall within the scope of the Act. If the Trust were determined to be an investment company, its business would be adversely affected. The Managing Trustee, AFG ASIT Corporation, has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of or acquiring certain assets that it might not otherwise dispose of or acquire.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Managing Trustee to make estimates and assumptions that affect the amounts reported in the financial statements. On a regular basis, the Managing Trustee reviews these estimates and assumptions including those related to revenue recognition, asset lives and depreciation, impairment of long-lived assets and contingencies. These estimates are based on the Managing Trustee’s historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The Managing Trustee believes, however, that the estimates, including those for the above-listed items, are reasonable.

The Managing Trustee believes the following critical accounting policies are subject to significant judgments and estimates used in the preparation of these financial statements:

Revenue Recognition

Rents are payable to the Trust monthly and quarterly and no significant amounts are calculated on factors other than the passage of time. The leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred.

Depreciation and Amortization

The Trust's depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is each asset's primary lease term, which term generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trust depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of the primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trust continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including he Trust's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. The Trust attempts to monitor these changes in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

The Trust amortizes deferred financing cost over the life of the related debt.

The Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets" on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No. 142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. The fair value of the assets should be calculated using several valuation models which utilize the expected future cash flows of the Trust.

Equity Ownership Investments

Equity securities that are not publicly traded are accounted for in accordance with Accounting Principles Board ("APB") No. 18, "The Equity Method of Accounting for Investments in Common Stock." If the Trust’s ownership interest in the investment enables the Trust to influence the operating financial decisions of the investee, the investment is accounted for under the equity method of accounting. Otherwise, the investment is accounted for under the cost method of accounting. The equity method of accounting is discontinued when the investment is reduced to zero and does not provide for additional losses unless the Trust has guaranteed obligations of the investee or is otherwise committed to provide further financial support to the investment.

Whenever circumstances indicate an impairment exists, the Trust evaluates the fair value of the investment. The fair value of the equity investment is based on current market prices, management’s market knowledge and on a valuation models which include expected future cash flows of the investment. If the fair value of the investments is below the carrying value, a loss is recorded.

The Company defines control as the ability of an entity or person to direct the policies and management that guide the ongoing activities of another entity so as to increase its benefits and limits its losses from that other entity’s activities without the assistance of others.

Impairment of Long-Lived Assets

The Trust accounts for impairment of long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which was issued in August 2001. The Trust adopted SFAS No. 144 on January 1, 2002. In accordance with SFAS No. 144, the Trust evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying bases of such assets may not be recoverable. Whenever circumstances indicate that an impairment may exist, the company evaluates future cash flows of the asset to the carrying value. If projected undiscounted future cash flows are lower than the carrying value of the asset, a loss is recorded. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset is determined based on a valuation model which includes expected discounted future cash flows of the asset, current market prices and management’s market knowledge. The fair market value of long-lived assets secured by non-recourse debt is determined based on a valuation model which includes expected future cash flows and the recoverable value. The recoverable value is determined based on management’s decision to either sell, re-lease or return the asset to the lender.

The Managing Trustee evaluates the net realizable value of significant equipment assets, such as aircraft, individually. All other assets are evaluated collectively by equipment type unless the Managing Trustee learns of specific circumstances, such as a lessee default, technological obsolescence, or other market developments, which could affect the net realizable value of particular assets. Adjustments to reduce the net carrying value of equipment are recorded in those instances where estimated net realizable value is considered to be less than net carrying value and are reflected separately on the accompanying Statement of Operations as write-down of equipment.

Contingencies and Litigation

The Trust's policy is to recognize a liability for goods and services during the period when the goods or services are received. To the extent that the Trust has a contingent liability, meaning generally a liability the payment of which is subject to the outcome of a future event, the Trust recognizes a liability in accordance with SFAS No. 5 "Accounting for Contingencies". SFAS No. 5 requires the recognition of contingent liabilities when the amount of liability can be reasonably estimated and the liability is probable.

New Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, as well as all purchase method business combinations completed after June 30, 2001. SFAS 141 also specifies criteria that intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill. The Trust adopted SFAS 141 on January 1, 2002 and such adoption had no effect on the Trust’s financial position and results of operations.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 establishes accounting standards for the recognition and measurement of legal obligations associated with the retirement of tangible long-lived assets and requires the recognition of a liability for an asset retirement obligation in the period in which it is incurred. The Trust adopted SFAS No. 143 at the beginning of fiscal 2003 and such adoption had no effect on the Trust's financial position and results of operations.

In April 2002, the FASB issued SFAS No.145, "Rescission of FASB Statements No.4, 44 and 64, Amendment of FASB Statement No.13, and Technical Corrections." As a result of the rescission of SFAS No. 4, a gain or loss on extinguishment of debt will no longer be presented as an extraordinary item upon the adoption of SFAS No. 145. The Trust adopted SFAS No. 145 in the second quarter of fiscal 2002. This resulted in a charge of approximately $0.4 million classified in operating income as opposed to an extraordinary item associated with debt refinancing.

In July 2002, the FASB issued SFAS No.146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No.146 is based on the general principle that a liability for a cost associated with an exit or disposal activity should be recorded when it is incurred and initially measured at fair value. SFAS No.146 applies to costs associated with (1) an exit activity that does not involve an entity newly acquired in a business combination, or (2) a disposal activity within the scope of SFAS No.144. These costs include certain termination benefits, costs to terminate a contract that is not a capital lease, and other associated costs to consolidate facilities or relocate employees. Because the provisions of this statement are to be applied prospectively to exit or disposal activities initiated after December 31, 2002, the effect of adopting this statement has not been determined.

In November 2002, the FASB issued Interpretation No. 45, " Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others " ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued.  It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.   The adoption of FIN 45 is not expected to have a material impact on the Company’s financial position or results of operations.

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities ("FIN 46"). This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do not have the characteristics of a controlling financial interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires a company to evaluate all existing arrangements to identify situations where a company has a "variable interest," commonly evidenced by a guarantee arrangement or other commitment to provide financial support, in a "variable interest entity," commonly a thinly capitalized entity, and further determine when such variable interest requires a company to consolidate the variable interest entities financial statement with its own. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date.  It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003.  If it is reasonably possible that an enterprise will consolidate or disclose information about a variable interest entity when this interpretation becomes effective, the enterprise shall disclose information about those entities in all financial statements issued after January 31, 2003.  The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.   Based on the recent release of this interpretation, we have not completed our assessment as to whether or not the adoption of this interpretation will have a material impact on our financial statements.

Results of Operations

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 2) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties a diversified portfolio of capital equipment . The Equipment Management segment includes the Trust's interest in MILPI Holdings, LLC ("MILPI"), which owns 100% of PLM an equipment leasing and asset management company. From February 2001 to February 6, 2002, MILPI, through a wholly owned subsidiary MILPI Acquisition, owned approximately 83% of PLM. On February 7, 2002, MILPI Acquisition purchased the remaining 17% of PLM’s stock and was merged into PLM. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley.

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

During the fourth quarter of 2002, the Trust increased its number of reportable segments to include the Equipment Management segment. Previously, the Company reported on two operating segments: Equipment Leasing and Real Estate. Segment information for the years ended December 31, 2001 and 2000 have been revised to reflect the new operating segment.

Segment information for the years ended December 31, 2002, 2001 and 2000 is summarized below (in thousands of dollars).

	2002	2001	2000

Total Revenue (1):
Equipment leasing	$5,521	$6,803	$10,414
Equipment management	-	-	-
Real estate	-	183	371

Total	$5,521	$6,986	$10,785

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$1,341	$1,427	$946
Equipment management	98	74	-
Real estate	85	76	80

Total	$1,524	$1,577	$1,026

Interest Expense:
Equipment leasing	$1,814	$2,037	$2,405
Equipment management	28	-	-
Real estate	-	18	58

Total	$1,842	$2,055	$2,463

Depreciation, Impairment of assets
and Amortization Expense (2):
Equipment leasing	$3,259	$9,438	$4,189
Equipment management	-	-	-
Real estate	115	75	66

Total	$3,374	$9,513	$4,255

Equity (Loss) Income:

Equipment leasing	$-	$-	$-
Equipment management	493	984	-
Real estate	(725)	(424)	(991)

Total	$(232)	$560	$(991)

Net (Loss) Income:	$(1,451)	$(5,599)	$2,050

Investment in Minority Interest Investments:
Equipment leasing	$-	$26	$289
Equipment management	2,423	7,136	408
Real estate	1,000	-	1,287

Total	$3,423	$7,162	$1,984

Assets:
Equipment leasing	$19,564	$26,217	$43,824
Equipment management	9,688	8,519	408
Real estate	7,272	7,436	7,409

Total	$36,524	$42,172	$51,641

(1)   Includes equipment leasing revenue of $5.7 million, $6.5 million and $7.7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

(2)   Includes write-down of equipment leasing assets of $0.5 million and $5.6 million for the fiscal years ended December 31, 2002 and 2001, respectively. In addition, the real estate segment recorded a $0.1 million impairment on its minority interest investment in EFG Kirkwood LLC.

Equipment Leasing

Lease Revenue: For the year ended December 31, 2002, the Trust recognized lease revenue of $5.7 million compared to $6.5 million and $7.7 million for the years ended December 31, 2001 and 2000, respectively. Lease revenue represents rental revenue recognized from the leasing of the equipment owned by the Trust. Approximately $0.2 million of the $0.8 million decrease in lease revenues from 2001 to 2002 was attributable to the sale of equipment. The remaining $0.6 million decrease was the result of lease termination fees received in 2001. No such fees were earned in 2002. Lease revenue decreased by $1.2 million from 2000 to 2001. This decrease was primarily attributable to the progressive sale of equipment over the respective periods. Lease revenue is expected to decline in the future as the Trust’s equipment portfolio is sold and not replaced.

The Trust's equipment portfolio includes certain assets in which the Trust holds a proportionate ownership interest. In such cases, the remaining interests are owned by an affiliated equipment leasing program sponsored by EFG. Proportionate equipment ownership enables the Trust to further diversify its equipment portfolio by participating in the ownership of selected assets, thereby reducing the general levels of risk which could result from a concentration in any single equipment type, industry or lessee. The Trust and each affiliate individually report, in proportion to their respective ownership interests, their respective shares of assets, liabilities, revenues, and expenses associated with the equipment.

Interest Income: Interest income in 2002 was $0.1 million for fiscal 2002 compared to $0.2 million and $0.7 million in fiscal 2001 and 2000, respectively. The decrease in interest income from 2000 to 2002 is the result of a decrease in the average cash balance over the respective years. The decrease in the Trust’s average cash balance is attributable to the purchase of MILPI and C & D IT LLC which utilized $10.9 million of the Trust’s cash. Equipment on lease had an original cost of $43.6 million, $51.7 million and $53.3 million in fiscal 2002, 2001 and 2000, respectively.

Gain/Loss on the Sale of Equipment, net: During the years ended December 31, 2002, 2001 and 2000, the Trust had net (losses) gains on the sale of equipment of $(0.2) million, $0.1 million and $2.0 million, respectively. During 2002, the Trust received cash of $2.7 million associated with the sale of equipment. During 2002, equipment sales included the sale of an aircraft sold for $0.3 million in cash with a net book value of $0.4 million. The remaining $2.4 million of proceeds from equipment sold consisted of forklifts, cranes and other miscellaneous equipment. During 2001, the Trust sold assets consisting primarily of forklifts with a net book value of $0.1 million for approximately $0.2 million. Total cash from the sale of equipment was $3.4 million for equipment with a net book value of $1.4 million in 2000. The majority of cash received on equipment sales during 2000 was associated with a bulk sale of forklifts to an unrelated third party which the Trust received approximately $2.8 million of cash related to the bulk sale which resulted in a gain of $1.5 million.

Depreciation and Amortization: Depreciation and amortization expense was $2.8 million, $3.9 million and $4.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Depreciation and amortization is primarily comprised of depreciation of equipment on lease. Depreciation and amortization decreased by $1.1 million from 2001 to 2002 and $0.4 million from 2000 to 2001. The decrease in depreciation for the respective periods is attributable to the sale of the Trust’s leasing equipment. Depreciation and amortization is expected to continue to decline in the future as the Trust’s equipment portfolio is sold and not replaced.

Write-down of Equipment: During the year ended December 31, 2002, the Trust recorded a write-down of equipment, representing an impairment in the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft resulting from weakened market conditions including the bankruptcy of two major United States airlines and a weakened United States economy. The resulting charge of $0.5 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft which is in the equipment leasing segment. During the year ended December 31, 2001, the Trust recorded a write-down of equipment, representing an impairment to the carrying value of the Trust’s interest in Boeing 767-300ER aircraft. The resulting charge of $5.6 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft. The estimate of the fair value was based on a current offer to purchase the aircraft and the assessment by the management of the Trusts of prevailing market conditions for similar aircraft. Aircraft condition, age, passenger capacity, distance capability, fuel efficiency, and other factors influence market demand and market values for passenger jet aircraft. The decrease in the fair market value of the aircraft are due to the events of September 11, 2001, along with a recession in the United States, which have continued to adversely affect the market demand for both new and used commercial aircraft. Management believes there is a significant oversupply of commercial aircraft available and that this oversupply will continue for some time. If the aircraft market continues to deteriorate from its current condition, the Trust may have additional impairment changes.

Interest Expense: Interest expense on third party debt was $1.8 million, $2.0 million and $2.4 million for the years ended December 31, 2002, 2001 and 2000, respectively. The decrease in interest expense for each of the respective years is attributable to lower average outstanding debt balances.

Management Fees- Affiliate: Management fees- affiliate from equipment leasing and non-equipment management was $0.3 million, $0.3 million and $0.4 million for each of the fiscal years ended 2002, 2001 and 2000, respectively. Management fees are based on 5% of gross lease revenue generated by operating leases and 2% of gross lease revenue generated by full payout leases, subject to certain limitations. During the periods from fiscal 2000 to 2001, management fees associated with equipment leasing decreased by approximately $0.1 million due to decreased lease revenues associated with the decrease in the Trust’s equipment portfolio.

Operating Expenses and Operating Expenses-Affiliate: Operating expenses and operating expenses-affiliate were $1.1 million, $1.1 million and $0.6 million for the fiscal years ended December 31, 2002, 2001 and 2000, respectively. The increase in operation costs of $0.5 million from 2000 to 2001 is attributable to several factors. Operating expenses in 2001 included approximately $0.4 million of remarketing costs related to the re-lease of an aircraft in June 2001 and $0.1 million for legal costs associated with the Trust’s discussions with the Securities and Exchange Commission regarding its investment company status.

Equipment Management

Equity Interest: Equity income from equipment management operations was $0.5 million, $1.0 million and $0 for the fiscal years ended 2002, 2001 and 2000, respectively. Equity income from equipment leasing operations is the result of the Trust’s interest in MILPI. This equity income represents the Trust’s share of the net income of MILPI recorded under the equity method of accounting. PLM is an equipment management and asset management company.

In December 2000, the Trusts formed MILPI for the purpose of acquiring PLM through its wholly-owned subsidiary MILPI Acquisition Corporation ("MAC"). The Trusts collectively paid $1.2 million of which AFG Investment Trust C contributed $0.4 million. AFG Investment Trust C’s capital contribution gave the Trust a 34% interest in MILPI. In February 2001, the Trusts through MAC acquired 83% of PLM’s outstanding stock pursuant to a cash tender offer for a purchase price of $3.46 per share resulting in a total purchase price of $21.8 million and contributed the shares to MILPI. AFG Investment Trust C’s portion of the capital contribution was $7.1 million. In February 6, 2002, MILPI completed its acquisition of PLM by purchasing the remaining 17% of the outstanding PLM stock. The remaining interest was purchased for $4.4 million at the $3.46 per common share price established in the tender offer, which was financed by AFG Investment Trust C and D. AFG Investment Trust C’s portion of the purchase price was $2.4 million. Concurrent with the February 2002 acquisition, The Trust’s ownership interest in MILPI increased from 34% to 38%.

The decrease in equity income of $0.5 million from 2001 to 2002 is attributable to the decrease in MILPI’s net income from 2001 compared to 2002. MILPI reported net income of $1.3 million and $2.9 million for the fiscal years ended December 31, 2002 and 2001, respectively. MILPI’s total revenues decreased by $3.4 million in 2002 compared to 2001. The decrease was due to a $2.0 million decrease in acquisition and lease negotiation fee revenue. The remaining decrease in revenues is primarily attributable to a $1.1 million decrease in management fees and operating lease revenue. Management fees are primarily based on gross revenues generated by equipment under management. Management fee revenue decreased by approximately $0.7 million due to the reduction in the size of the managed equipment portfolio. Management fee revenue will continue to decrease as the investment programs managed by PLM liquidate unless PLM can find new sources of capital to fund future transactions. Operating lease income consists of rental revenues generated from assets held for operating leases and assets held for sale that are on lease. Operating lease revenue decreased by approximately $0.4 million primarily due to the sale of commercial and industrial equipment. Operating lease income is expected to decline in the future as MILPI’s commercial and industrial equipment portfolio is sold and not replaced.

The $3.4 million decrease in revenues was partially offset by a decrease in expenses of $2.4 million. The decrease was attributable to several factors. This decrease was partially attributable to $0.8 million in the amortization of goodwill in 2001 associated with the acquisition of PLM. On January 1, 2002, MILPI adopted SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 142 requires the Trust to discontinue the amortization of goodwill and other intangible assets. Depreciation expense decreased by approximately $0.3 million. The decrease in depreciation is associated with the sale of the Trust’s commercial and industrial equipment. Depreciation is expected to continue to decline in the future as the Trust’s commercial and industrial equipment portfolio is sold and not replaced. The remaining decrease in expenses of $1.4 million is due to a decrease in general and administrative costs. This decrease is attributable to the relocation and consolidation of corporate service functions including staff reductions and lower rent on office space.

Real Estate

Other Income: Other income from real estate operations was $0, $0.2 million and $0.4 million for the fiscal years ended 2002, 2001 and 2000, respectively. On March 8, 2000, the Trust and three affiliated trusts entered into a guarantee agreement whereby the Trusts, jointly and severally, guaranteed the payment obligations under a master lease agreement between Echelon Commercial LLC, as lessee, and several third party entities, as lessor. During the year ended December 31, 2001, the requirements of the guarantee agreement were met and the Trust received payment for all outstanding amounts totaling $0.2 million, including $0.1 million of income related to the guarantee agreement recognized during the year ended December 31, 2001. During the year ended December 31, 2000, the Trust received an upfront cash fee of $0.2 million and recognized a total of $0.3 million in income related to this guarantee fee. The guarantee fee is reflected as Other income on the accompanying Statement of Operations. The Trust has no further obligations under the guarantee agreement.

Management Fees- Affiliate: Management fees for non-equipment assets were $0.1 million for the years ended December 31, 2002, 2001 and 2000, respectively. The management fees on non-equipment assets, excluding cash, are based on 1% of the cost of such assets under management. These investments include the Trust’s interest in Kettle Valley and EFG Kirkwood.

Equity Interest: Equity loss from real estate operations consists of the Trust’s equity interest in Kettle Valley, EFG Kirkwood and C&D IT LLC.

Kettle Valley

Kettle Valley is a real estate development company located in Kelowna, British Columbia, Canada. The project, which is being developed by Kettle Valley Development Limited Partnership, consists of approximately 280 acres of land that is zoned for 1,120 residential units in addition to commercial space. To date, 154 residential units have been constructed. The Trust has a 25% ownership interest in Kettle Valley through several holding companies.

The Trust recorded equity loss related to Kettle valley of $0.2 million, $0.3 million and $0.1 million for the fiscal years ended 2002, 2001 and 2000, respectively. Equity loss from Kettle Valley represents the Trust’s share of the net loss from Kettle Valley recorded under the equity method of accounting. Kettle Valley reported net losses of $0.6 million $1.4 million and $0.9 million for the fiscal years 2002, 2001 and 2000, respectively. The increase in net loss from 2000 to 2001 is attributable to a $0.3 million impairment recorded on the real estate in 2001. The impairment was recorded to reflect the decrease in the fair market value of the property due to a change in the real estate market. The decrease in net loss from 2001 to 2002 is attributable to $0.3 million of professional fees accrued in 2001 that were renegotiated in 2002. As a result of the renegotiation, the fees were reversed in 2002 and recorded as a reduction in expenses.

EFG Kirkwood

The Trust owns 40% of the Class A membership interests of EFG Kirkwood, a joint venture between the Trust, certain affiliated trusts, and Semele. AFG ASIT Corporation, the Managing Trustee of the Trust and a subsidiary of Semele, also is the manager of EFG Kirkwood. EFG Kirkwood’s assets consist of two minority interest investments accounted for under the equity method of accounting. The investments consist of an interest in two ski resorts: Mountain Resort Holdings LLC ("Mountain Resort") and Mountain Springs Resort LLC ("Mountain Springs").

Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in DSC/Purgatory LLC ("Purgatory") in Durango, Colorado. Purgatory is a ski and mountain recreation resort covering 2,500 acres, situated on 40 miles of terrain with 75 ski trails. Purgatory receives the majority of its revenues from winter ski operations, primarily ski, lodging, retail, and food and beverage services, with the remainder of its revenues generated from summer outdoor activities, such as alpine sliding and mountain biking.

Mountain Resort is primarily a ski and mountain recreation resort with more than 2,000 acres of terrain, located approximately 32 miles south of Lake Tahoe. The resort receives approximately 70% of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services with the remainder of the revenues generated from summer outdoor activities, including mountain biking, hiking and other activities. Other operations at Mountain Resort include a real estate development division, which has developed and is managing a 40-unit condominium residential and commercial building, an electric and gas utility company, which operates as a regulated utility company and provides electric and gas services to the Kirkwood community, and a real estate brokerage company.

The Trust recorded a net loss from its equity investment in EFG Kirkwood of $0.5 million, $0.1 million and $0.9 million for the periods ended December 31, 2002, 2001 and 2000, respectively. The increase in net loss from the Trust’s equity investment of $0.4 million from 2001 to 2002 is related to EFG Kirkwood’s increase in net loss.

During the year ended December 31, 2002, EFG Kirkwood recorded net losses of approximately $1.2 million compared to $0.2 million in 2001. The increase in net loss of $1.0 million from fiscal 2001 to 2002 is primarily attributable to EFG Kirkwood’s investment in Mountain Springs. Mountain Springs increased its net loss in 2002 by $2.2 million, from $0.4 million in 2001 to $2.6 million in 2002.

During the twelve months ended December 31, 2002, Mountain Springs recorded revenues of approximately $15.2 million, a decrease of approximately $0.1 million from $15.3 million for the same period ended December 31 2001. Lift ticket revenue decreased $0.6 million due to a decrease in visitors, primarily as a result of poor snowfall levels during the 2001-2002 ski season. As a result, retail sales also declined $0.3 million. Mountain Springs also experienced a decline in other revenue sources of $0.2 million including the ski school, reservations, food and beverage and equipment rentals. Offsetting these decreases in revenues was an increase of approximately $1.0 million in real estate commissions earned through the sale of seven townhome units.

Mountain Spring’s cost of sales increased approximately $0.4 million, from $1.1 million in 2001 to $1.5 million in 2002. The increase was driven primarily by a significant increase in the costs related to the seven units.

Variable costs increased at Mountain Springs by approximately $0.7 million, from $4.8 million in 2001 to $5.5 million in 2002. The increase is a result of increased payroll and benefit costs. This increase was partially caused by the early opening of the resort for the 2002-2003 ski season compared to the 2001-2002 season.

Mountain Spring’s fixed costs increased approximately $0.7 million during 2002, to approximately $6.5 million, compared to approximately $5.8 million in 2001. The increase was due to increased spending in advertising and resort entertainment. The resort also incurred approximately $0.5 million in costs related to the Mountain Spring’s airline subsidy program. These costs increased as a result of adding an additional airline carrier to the program, as well as a decrease in anticipated occupancy levels.

Mountain Springs incurred approximately $0.2 million in additional financing costs during 2002, from $0.9 million in 2001 to approximately $1.1 million in 2002. The result of the increase was primarily related to additional interest payments made as a result of debt refinancing of Mountain Spring’s notes payable.

The decrease in net loss from the Trust’s equity investment in EFG Kirkwood of $0.8 million from 2000 to 2001 is due to a decrease in EFG Kirkwood’s net loss. EFG Kirkwood recorded net losses of $0.2 million and $2.7 million in 2001 and 2000, respectively. The decrease in EFG Kirkwood’s net loss of $2.5 million is primarily attributable to its interest in Mountain Springs. EFG Kirkwood purchased its interest in Mountain Springs on May 1, 2000. Consequently, EFG Kirkwood did not participate in the operating results of Mountain Springs for the period from January 1, 2000 to April 30, 2000, generally the period of the ski resorts peak income activity. Accordingly, the losses incurred in 2000 do not reflect a full year’s operating activities for the resort.

Liquidity and Capital Resources and Discussion of Cash Flows

Cash requirements in 2002 were satisfied through cash flow from operations, proceeds from equipment sales and dividends from equity investments. Future inflows of cash from equipment disposals will vary in timing and amount and will be influenced by many factors including, but not limited to, the frequency and timing of lease expirations, the type of equipment being sold, its condition and age, and future market conditions.

Rents receivable increased by $33,000 million from fiscal 2002 to 2001, or 26%. The increase in rents receivable is attributable the timing of cash receipts.

Accounts receivable-affiliate increased by $18,000, or 17%. Receivable from affiliates consists of rent or proceeds from the sale of equipment by EFG, an affiliated entity. All rents and proceeds from the sale of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account and remits to the Trust on a monthly basis. The increase in receivables from affiliates is attributable to proceeds due to the Trust associated with the sale of an aircraft in December 2002, which were collected by EFG.

The loan receivable from Kettle Valley decreased by $0.1 million or 55% from 2001 to 2002. The decrease was attributable to $30,000 of principal payments received and approximately $0.1 million of the principal balance that was renegotiated to lower the value of the note.

The Trusts’ investment in Kettle Valley decreased by $0.2 million during 2002 or 6%. The decrease in the investment is attributable to the Company equity loss of $0.2 million recorded during the year from this investment.

Investment in EFG Kirkwood decreased by $0.9 million or 28% from 2001 to 2002. The decrease is attributable to an equity loss of $0.5 million recorded during 2002. In addition to the equity loss recorded, the investment was also reduced by a dividend declared and paid in 2002 totaling $0.3 million and an impairment on the investment of $0.1 million.

The Trust’s interest in MILPI increased by $1.2 million or 14% from 2001 to 2002. The increase in the investment was attributable to equity income of $0.5 million recorded during the year and the Trust contributing $2.4 million to MILPI to finance acquisition of PLM’s remaining outstanding stock in February of 2002. This increase was partially offset by a dividend received from the investment for $1.7 million.

The Trust invested $1.0 million in C&D IT LLC during 2002. In March 2002, the Trust and AFG Investment Trust D formed C&D IT LLC, a Delaware limited liability company, as a 50/50% owned joint venture that is co-managed by each of the trusts to which each Trust contributed $1.0 million. The joint venture was formed for the purpose of making a conditional contribution of $2.0 million to BMLF/BSLF II Rancho Malibu Limited Partnership in exchange for 25% of the interest in the partnership. The partnership owns a 274-acre parcel of land near Malibu, California which is being developed into a single-family luxury residential subdivision. C&D IT LLC’s only asset consists of its interest in Rancho Malibu which is accounted for under the equity method of accounting. The partnership’s property is in the development stage. As a result, no income or loss has been recorded by the entity. Once development is completed, the Trust will record its equity income or loss in proportion to its investment in the partnership’s net income or loss. Cash distributions from the investments are not anticipated in the near future since the company is using its cash flow to complete development of the property.

Equipment held for lease decreased by $6.2 million or 26% during 2002. A decrease in equipment of $2.8 million is attributable to depreciation expense recorded during the year. In addition to depreciation, the Trust sold equipment with a net book value of $2.9 million during the year. The remaining decrease is attributable to a write-down of $0.5 million recorded associated with a McDonnell Douglas MD-87 aircraft. The decrease in the fair market value of the asset is due to the events of September 11, 2001, along with a recession in the United States. These events have continued to adversely affect the market demand for both new and used commercial aircraft. Management believes there is a significant oversupply of commercial aircraft available and that this oversupply will continue for some time.

The Trusts balance in notes payable decreased by $4.2 million or 19% from 2001 to 2002. The decrease in notes payable is attributable to principal payments made during the year.

During the first quarter of 2002, the Trust borrowed approximately $0.7 million from MILPI. The note issued had an interest rate of LIBOR plus 200 basis points and was scheduled to mature on January 6, 2003. The interest charged on the loan was consistent with third party rates. In December 2002, the note plus accrued interest was paid in full.

Accrued liabilities and accrued liabilities-affiliate increased by $24,000 or 7% from 2001 to 2002. Accrued liabilities- affiliate consists of operating costs paid by EFG during 2001 on behalf of the Trust. During 2001, Trust’s operating costs were paid by EFG and subsequently reimbursed by the Trust monthly. No such transactions occurred in 2002. The increase in accrued liabilities and accrued liabilities-affiliate is attributable to a increase in legal costs associated with the Trust’s proxy statements filed on February 12, 2003. In addition, the decrease in accrued interest is attributable to decrease in notes payable and timing of interest on remaining debt at December 31, 2002 compared to 2001.

Minority Interest Investments

The Trust has a minority interest investment in several equipment management and real estate operations, which are accounted for under the equity method of accounting. The financial position and liquidity of these companies could have a material impact to the Trust. A description of the Trust’s minority interest investments and a brief summary of the financial position are summarized below:

Kettle Valley

Kettle Valley is a real estate development company located in Kelowna, British Columbia, Canada. Kettle Valley has historically operated at a net loss and has sustained negative cash flows from operations. As of December 31, 2002, the company has approximately $6,000 in cash and $1.6 million in debt to third parties. Because the real estate is in the early phase of development, the net loss and negative cash flows from operations are expected to continue for some time. Kettle Valley expects to pay existing obligations with the sales proceeds from future lot sales. Lot and home sales were 34 and 15, respectively in 2002 compared to 38 lots and 10 homes sold in 2001. Kettle Valley did not pay dividends in 2002, 2001 or 2000 and does not anticipate paying dividends in the near future until lots sales and cash flow from home construction and sales are sufficient to support operations. The Trust’s reinvestment phase has ended and future capital needs that may be required by Kettle Valley are expected to be financed by the other equity holders or outside investors.

EFG Kirkwood

EFG Kirkwood was formed for the purpose of acquiring a minority interest in two real estate investments. The investments consist of an interest in two ski resorts: Mountain Resort and Mountain Springs. EFG Kirkwood has no other significant assets other than its interest in the ski resorts.

Mountain Springs: Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in Purgatory in Durango, Colorado. Purgatory is a ski and mountain recreation resort covering 2,500 acres, situated on 40 miles of terrain with 75 ski trails. Mountain Spring's primary cash flows come from its ski operations during the ski season, which is heavily dependent on snowfall. Additional cash flow is provided by its real estate development activities and by the resort’s summer recreational programs. When out of season, operations are funded by available cash and through the use of a $3.5 million dollar line of credit, which is guaranteed by EFG Kirkwood. Mountain Springs did not make any distributions during 2002 and does not expect to pay any distributions in the near future. Excess cash flows will be used to finance development on the real estate surrounding the resort.

At December 31, 2002, Mountain Springs had current assets of $5.6 million, which consisted of cash of $3.8 million, and accounts receivable of $0.7 million. Inventories and other assets totaled $1.1 million. Long-term assets consist primarily of buildings, equipment and real estate totaling approximately $26.0 million.

Liabilities totaled approximately $22.5 million at December 31, 2002 and consisted primarily of debt and notes outstanding.

Mountain Resort: Mountain Resort is primarily a ski and mountain recreation resort with more than 2,000 acres of terrain, located approximately 32 miles south of Lake Tahoe. The resort receives approximately 70% of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services with the remainder of the revenues generated from summer outdoor activities, including mountain biking, hiking and other activities. Mountain Resort’s primary cash flows come from its ski operations during the ski season, which is heavily dependent on snowfall. Mountain Resort did not pay any distributions during 2002 and does not expect to pay any distributions in the near future. Excess cash flows will be used to finance development on the real estate surrounding the resort.

At December 31, 2002, Mountain Resort had current assets of approximately $7.0 million, which consisted of cash of $3.6 million, accounts receivable of $2.0 million, and inventory and other assets of $1.4 million. Long-term assets consisted primarily of buildings, equipment and real estate totaling $42.1 million.

Liabilities were approximately $29.0 million, which consisted primarily of long-term senior notes and affiliated debt.

Both Mountain Springs and Mountain Resort are subject to a number of risks, including weather-related risks and the risks associated with real estate development and resort ownership. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

MILPI Holdings, LLC

MILPI Holdings, LLC ("MILPI") is an equipment leasing management company that operates in one business segment, equipment management. As of December 31, 2002, MILPI had approximately $19.4 million of equity investments in several equipment leasing programs, which comprised approximately 44% of MILPI’s total assets. MILPI is a participant in a $10.0 million warehouse credit facility, which expires in June 2003. The warehouse credit facility is shared by MILPI and several of its managed equipment leasing programs. All borrowings are guaranteed by MILPI. As of December 31, 2002, there were no borrowings outstanding on the credit facility. MILPI has no other long-term debt outstanding. At December 31, 2002, MILPI had $6.6 million in cash and cash equivalents.

MILPI has arranged for the lease or purchase of a total of 1,050 pressurized tank railcars. These railcars will be delivered over the next three years. A leasing company affiliated with the manufacturer will acquire approximately 70% of the railcars and lease them to a non-program affiliate. The remaining 30% will either be purchased by other third parties to be managed by MILPI or by the affiliated programs. MILPI will manage the leased and purchased railcars and will earn management fees from the lease revenue. As of December 31, 2002, MILPI had purchased $6.2 million of these railcars and expects to sell these railcars to affiliated entities in the first quarter of 2003.

MILPI had positive cash flows from operations of $1.8 million during 2002. Cash flows from operations were used to finance operating costs and purchase additional assets to increase the company’s portfolio of managed assets. MILPI paid approximately $4.7 million in cash dividends in 2002 to the Trusts. The Trust’s share of the dividend was $1.7 million.

MILPI is planning on acquiring AFG Investment Trust A and B Liquidating Trusts’ interest in MILPI during 2003. The acquisition will be financed through existing cash reserves and cash flows generated from the sale of railcars. Subsequent to the acquisition, the Trust and AFG Investment Trust D’s ownership interest in MILPI will increase to 50% per trust. MILPI also anticipates purchasing an interest in Rancho Malibu partnership, a real estate development company with 274 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc., a newly formed subsidiary of MILPI. The acquisition will be financed through existing cash flows and proceeds from the sale of railcars.

C&D IT LLC

In March 2002, the Trust and AFG Investment Trust D formed C&D IT LLC, a Delaware limited liability company, as a 50/50 % owned joint venture that is co-managed by each of the investors. The joint venture was capitalized by a $1.0 million capital contribution from each investor. C&D IT LLC was formed for the purpose of making a conditional contribution of $2.0 million to BMLF/BSLF II Rancho Malibu Limited Partnership ("Rancho Malibu") in exchange for 25% of the interests in Rancho Malibu. The C&D IT LLC joint venture was admitted to the Rancho Malibu partnership with the other investors which include Semele and its wholly-owned subsidiary, Rancho Malibu Corp., the other co-managing general partner.

Rancho Malibu owns a 274-acre parcel of land near Malibu, California, which is being developed into a single-family luxury residential subdivision. The conditional C&D joint venture contribution was made to assure participation in the future development of the parcel. The contribution was made subject to future solicitation of the consent of the beneficiaries of each of the Trust and Trust C. The joint venture is conditioned upon the consummation of a transaction pursuant to which Semele and Rancho Malibu Corp. will contribute all of the partnership interests that they hold along with 100% of the membership interests Semele holds in Rancho Malibu to RMLP, Inc., a newly formed subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP Inc.

C&D IT LLC’s only asset consists of its interest in Rancho Malibu, which is accounted for under the equity method of accounting. Rancho Malibu is in the development stage. As a result, no income or loss has been recorded by C&D IT LLC. Once development is completed, the Trust will record its equity income or loss in proportion to its investment in Rancho Malibu’s net income or loss. Cash distributions from the investments are not anticipated in the near future since C&D IT LLC is using its cash flow to complete development of the property.

Commitments and Contingencies

Commitments and contingencies as of December 31, 2002 are as follows (in thousands of dollars):

		Less than	1-3	4-5	After 5
Current Commitments and Contingencies	Total	1 year	Years	Years	Years

Long-term Debt	$18,151	$18,151	$-	$-	$-
Contingent residual interest
in aircraft	1,597	1,597	-	-	-

Total	$19,748	$19,748	$-	$-	$-

Long-Term Debt: Long-term debt at December 31, 2002 consisted of two installment notes totaling $18.2 million, payable to banks and institutional lenders. The notes bears a fixed interest rate of 8% and 9%. Both of the installment notes are non-recourse and are collateralized by certain of the Trust’s aircraft and assignment of the related lease payments. These notes will be partially amortized by the remaining contracted lease payments. However, the Trust has balloon payment obligations on one of the notes of approximately $16.1 million due in November 2003. Management ‘s plan is to dispose of the aircraft at the end of the lease term.

Commitment on Residual Interest in Aircraft: In conjunction with the Trust’s acquisition of its interest in Kettle Valley, the Trust sold a residual interest in a Boeing 767-300 aircraft lease to the independent third party from which the Trust purchased its interest in Kettle Valley. The Trust received $1.5 million for the residual interest in the aircraft, which is subordinate to certain preferred payments to be made to the Trust in connection with the aircraft. Payment of the residual interest is non-recourse and is realizable upon the sale of the aircraft, the residual interest is included in Other Liabilities on the Statement of Financial Position at both December 31, 2002 and 2001. As of December 31, 2002, the net book value of the related aircraft was $0.6 million below the carrying value of the debt.

Outlook for the Future

Several other factors may affect the Trust’s operating performance during the remainder of 2003 and beyond including:

-changes in markets for the Trust’s equipment;

-changes in the regulatory environment in which the Trust’s equipment operates; and

-changes in the real estate markets in which the Trust has ownership interest.

In February 2003, the Trust filed a proxy statement soliciting the shareholders to vote on several articles proposed by the Managing Trustee. The Managing Trustee believes that the various proposed articles would increase the value of MILPI and improve general operations. In March 2003, the Trust’s shareholders approved the following proposals which included:

1.   To allow PLM, its parent, MILPI, and subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of their reinvestment period for the Trust.

2.   To approve a transaction whereby a new formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc., of partnership interests in Rancho Malibu, a partnership that owns and is developing 274 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc.

3.   To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

4.   To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A Liquidating Trust and AFG Investment Trust B Liquidating Trust, which gave the Trust, together with Trust D, shared 100% ownership of MILPI.

5.   To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.

In March 2003, RMLP, Inc. purchased Semele Group, Inc.’s ownership interest in Rancho Malibu as indicated in the proposal above.

The future out look for the different operating segments of the Trust is as follows:

Real Estate

The Trust has a minority interest in two ski resorts, which are subject to the risks of the tourism industry. The economic downturn in the tourism industry following September 11, 2001, terrorist attacks had an adverse impact on the operating results of the resorts and the Trust. While management cannot determine if this event will have a material effect on the operations in future years, it is monitoring the travel, tourism and real estate industries. There can be no assurance that the travel and tourism industry will return to its pre-September 11 levels. The resorts have customers who both fly and drive to the resort locations. At this time, management does not believe the economic downturn in the travel industry will recover in the near future.

In addition, the resorts are also subject to a number of other risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust also has a minority interest in several real estate development companies, some of which are located at the resorts. The risks generally associated with real estate include, without limitation, the existence of senior financing or other liens on the properties, general or local economic conditions, property values, the sale of properties, interest rates, real estate taxes, other operating expenses, the supply and demand for properties involved, zoning and environmental laws and regulations, and other governmental rules.

The Trust's involvement in real estate development also introduces financials risks, including the potential need to borrow funds to develop the real estate projects. While the Trust's management presently does not foresee any unusual risks in this regard, it is possible that factors beyond the control of the Trust, its affiliates and joint venture partners, such as a tightening credit environment, could limit or reduce its ability to secure adequate credit facilities at a time when they might be needed in the future. Alternatively, the Trust could establish joint ventures with other parties to share participation in its development projects.

Because the investments in the ski resorts include real estate development companies, the risks and uncertainties associated with the tourism industry can adversely affect the value of the real estate development companies associated with these investments. Decrease in tourism, weather-related conditions or other risks discussed above can permanently decrease the value of the investment and future operations.

The Trust does not anticipate receiving dividend distributions from the real estate investments in the near future due to the uncertainty of the current market conditions.

Equipment Leasing and Equipment Management

The events of September 11, 2001 have also adversely affected market demand for both new and used commercial aircraft and weakened the financial position of several airline companies. While it currently is not possible for the Trust to determine the ultimate long-term economic consequences of theses events to the equipment leasing segment, management anticipates that the resulting decline in air travel will suppress market prices for used aircraft in the short-term and inhibit the viability of some airlines. In the event of a lease default by an aircraft lessee, the Trust could experience material losses. At December 31, 2002, the Trust has collected substantially all rents owed from aircraft lessees. The Trust is monitoring developments in the airline industry and will continue to evaluate the potential implications to the Trust’s financial position and future liquidity. Management does not anticipate significant improvements in the airline industry in the near future.

At lease inception, the Trust equipment was leased by a number of credit worthy, investment-grade companies. To date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including condition and type of equipment being sold and its marketability at the time of sale. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. The Trust attempts to monitor these change in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

In the future, the nature of the Trust's operations and principal cash flows will continue to shift from rental receipts and equipment sale proceeds to distributions from equity investments. As this occurs, the Trust's cash flows resulting from equipment investments may become more volatile in that certain of the Trust's equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust's Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust's equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust's future working capital requirements, in establishing the amount and timing of future cash distributions. As a result, the Trust does not anticipate declaring any dividend distributions in the near future.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee's capital account. At December 31, 2002, the Managing Trustee had a negative capital account balance of $0.1 million. No such requirement exists with respect to the Special Beneficiary.

MILPI’s asset base consists of its interest in the management in several equipment growth funds with limited lives. If MILPI does not find new sources of capital and revenue, its source of revenues and asset base will decrease and eventually terminate as the equipment growth funds liquidate.

Report of Independent Certified Public Accountants

To AFG Investment Trust C

We have audited the accompanying statements of financial position of AFG Investment Trust C as of December 31, 2002 and 2001, and the related statements of operations, changes in participants’ capital, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated financial statements of MILPI Holdings, LLC, and subsidiaries for 2002 and 2001 and the financial statements of EFG Kirkwood, LLC for 2000, limited liability companies in which the Trust has a 36% and 27.9% interest, respectively, have been audited by other auditors whose reports have been furnished to us; insofar as our opinion on the financial statements relates to data included for MILPI Holdings, LLC, and subsidiaries for 2002 and 2001 and EFG Kirkwood, LLC for 2000, it is based solely on their reports.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AFG Investment Trust C at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Additional Financial Information identified in the Index to the Annual Report is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/S/ ERNST & YOUNG LLP

Tampa, Florida

March 26, 2003

Report of Deloitte & Touche LLP, Independent Auditors

The Board of Directors and Members

MILPI Holdings, LLC:

We have audited the accompanying consolidated balance sheets of MILPI Holdings, LLC, a Delaware limited liability company, and subsidiaries (the "Company") as of December 31, 2002 and 2001 and the related statements of income, shareholders’ equity and cash flows for the year ended December 31, 2002 and for the period from February 7, 2001 through December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002 and for the period from February 7, 2001 through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets with the adoption in fiscal 2002 of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets."

/s/ Deloitte & Touche LLP

Certified Public Accountants

Tampa, Florida

March 28, 2003

AFG INVESTMENT TRUST C

STATEMENTS OF FINANCIAL POSITION

DECEMBER 31,

(in thousands of dollars, except share amounts)

	2002	2001

Assets

Cash and cash equivalents	$ 1,168	$ 1,717
Rents receivable	158	125
Accounts receivable - affiliate	122	104
Loan receivable - EFG/Kettle Development LLC	79	176
Interest in EFG/Kettle Development LLC	3,675	3,917
Interest in EFG Kirkwood LLC	2,148	3,003
Interest in MILPI Holdings, LLC	9,688	8,519
Interest in C & D IT, LLC	1,000	-
Investments - other	260	265
Other assets, net of accumulated amortization
of $0.1 million and $47,000 at December 31, 2002 and
December 31, 2001, respectively	470	432
Equipment at cost, net of accumulated depreciation	-	-
of $25.9 million and $27.8 million at December 31, 2002	-	-
and 2001, respectively	17,756	23,914

Total assets	$ 36,524	$ 42,172

Liabilities and participants' capital

Notes payable	$ 18,151	$ 22,383
Accrued liabilities	349	174
Accrued liabilities - affiliates	-	151
Deferred rental income	288	277
Other liabilities	1,597	1,597

Total liabilities	20,385	24,582

Participants' capital (deficit):
Managing Trustee	(30)	(57)
Special Beneficiary	-	-
Class A Beneficiary Interests (1,787,153 Interests;
initial purchase price of $25 each)	18,507	19,985
Class B Beneficiary Interests (3,024,740 Interests;
initial purchase price of $5 each)	-	-
Treasury Interests (223,861 Class A Interests at cost)	(2,338)	(2,338)

Total participants' capital	16,139	17,590

Total liabilities and participants' capital	$ 36,524	$ 42,172

The accompanying notes are an integral part of these financial statements.

AFG INVESTMENT TRUST C

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

(in thousands of dollars, except per share amounts)

	2002	2001	2000

.
Revenue

Lease revenue	$ 5,682	$ 6,520	$ 7,734
Interest income	64	158	667
Gain on sale of equipment	1,249	132	2,017
Loss on the sale of equipment	(1,474)	(7)	(4)
Other income	-	183	371

Total revenue	5,521	6,986	10,785

Expenses

Depreciation and amortization	2,775	3,934	4,255
Write-down of equipment	599	5,579	-
Interest expense	1,842	2,055	2,463
Management fees - affiliates	434	433	431
Operating expenses	889	-	-
Operating expenses - affiliates	201	1,144	595

Total expenses	6,740	13,145	7,744

Equity Interests

Equity in net loss of EFG/Kettle Development LLC	(241)	(333)	(91)
Equity in net loss of EFG Kirkwood LLC	(484)	(91)	(900)
Equity in net income of MILPI Holdings, LLC	493	984	-

Total income (loss) from equity interests	(232)	560	(991)

Net (loss) income	$ (1,451)	$ (5,599)	$ 2,050

Net (loss) income
per Class A Beneficiary Interest	$ (0.83)	$ (2.84)	$ 0.66

per Class B Beneficiary Interest	$ -	$ (0.10)	$ 0.18

The accompanying notes are an integral part of these financial statements.

AFG INVESTMENT TRUST C

STATEMENTS OF CHANGES IN PARTICIPANTS' CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

(in thousands of dollars, except shares)

	Managing	Special
	Trustee	Beneficiary	Class A Beneficiaries		-	Class B Beneficiaries		-	Treasury

	Amount	Amount	Interests	Amount		Interests	Amount		Interests	Total

Balance at December 31, 1999	$ (20)	$ (167)	1,787,153	$ 23,898		3,024,740	$ (214)		$ (2,338)	$ 21,159

Net income - 2000	37	303	-	1,179		-	531		-	2,050
Less: Reclassification adjustment
for unrealized gain on investment
securities	-	(2)	-	(15)		-	(3)		-	(20)

Comprehensive income	37	301	-	1,164		-	528		-	2,030

Balance at December 31, 2000	17	134	1,787,153	25,062		3,024,740	314		(2,338)	23,189

Net loss - 2001	(74)	(134)	-	(5,077)		-	(314)		-	(5,599)

Balance at December 31, 2001	(57)	-	1,787,153	19,985		3,024,740	-		(2,338)	17,590

Net income (loss) - 2002	27	-	-	(1,478)		-	-		-	(1,451)

Balance at December 31, 2002	$ (30)	$ -	1,787,153	$ 18,507		3,024,740	$ -		$ (2,338)	$16,139

The accompanying notes are an integral part of these financial statements.

AFG INVESTMENT TRUST C

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

(in thousands of dollars)

	2002	2001	2000

Cash flows provided by (used in) operating activities
Net income (loss)	$(1,451)	$(5,599)	$2,050
Adjustments to reconcile net income (loss) to net	-	-	-
cash provided by (used in) operating activities:	-	-	-
Depreciation and amortization	2,775	3,934	4,255
Write-down of equipment	599	5,579	-
Accretion of bond discount	-	-	(7)
Gain on sale of equipment	(1,249)	(132)	(2,017)
Loss on sale of equipment	1,474	7	4
Gain on sale of investment securities	-	-	(70)
(Income) loss from equity interests	232	(560)	991
Write-down of other investment	-	-	51
Changes in assets and liabilities:	-	-	-
Rents receivable	(33)	133	(43)
Accounts receivable - affiliate	(18)	321	516
Accounts receivable - other	-	126	-
Guarantee fee receivable	-	9	(126)
Other assets	12	(407)	(132)
Accrued liabilities	175	(47)	362
Accrued liabilities - affiliates	(151)	247	(1)
Deferred rental income	11	72	(287)

Net cash provided by operating activities	2,376	3,683	5,546

Cash flows provided by (used in) investing activities

Proceeds from equipment sales	2,722	185	3,425
Investments - other	5	(26)	(289)
Purchase of interest in EFG Kirkwood LLC	-	-	(1,287)
Dividend received from investment in EFG Kirkwood LLC	256	-	-
Purchase of interest in MILPI Holdings LLC	(2,399)	(7,062)	(393)
Acquisition fees paid to affiliate	(24)	(74)	(15)
Dividend received from MILPI Holdings, LLC	1,747	-	-
Purchase of interest in C & D IT, LLC	(1,000)	-	-
Proceeds from sale of investment securities	-	-	491

Net cash provided by (used in) investing activities	1,307	(6,977)	1,932

Cash flows provided by (used in) financing activities

Proceeds from notes payable - affiliate	720	471	25
Principal payments - notes payable -affiliate	(720)	-	-
Principal payments - notes payable	(4,232)	(4,309)	(6,378)
Distributions paid	-	-	(15,200)

Net cash used in financing activities	(4,232)	(3,838)	(21,553)

Net decrease in cash and cash equivalents	(549)	(7,132)	(14,075)
Cash and cash equivalents at beginning of year	1,717	8,849	22,924

Cash and cash equivalents at end of year	$1,168	$1,717	$8,849

Supplemental information

Cash paid during the year for interest	$1,876	$2,361	$2,290

The accompanying notes are an integral part of these financial statements.

NOTE 1 - ORGANIZATION AND TRUST MATTERS

AFG Investment Trust C (the "Trust") was organized as a Delaware business trust in August 1992. Participants' capital initially consisted of contributions of $1,000 from the Managing Trustee, AFG ASIT Corporation, $1,000 from the Special Beneficiary, Equis Financial Group Limited Partnership and its subsidiaries (formerly known as American Finance Group ("AFG")), a Massachusetts limited partnership ("EFG") or the "Advisor", and $100 from the Initial Beneficiary, AFG Assignor Corporation, a wholly-owned affiliate of EFG. The Trust issued an aggregate of 2,011,014 Beneficiary Interests ("Class A Interests") at a subscription price of $25.00 each ($50.3 million in total) through 9 serial closings commencing December 1992 and ending September 1993. In July 1997, the Trust issued 3,024,740 Class B Interests ("Class B Interests") at $5.00 each ($15.1 million in total), of which (i) 3,019,220 interests are held by Equis II Corporation, an affiliate of EFG, and a wholly owned subsidiary of Semele Group Inc. ("Semele", an affiliate of EFG), and (ii) 5,520 interests are held by 10 other Class A investors. The Trust repurchased 218,661 Class A Interests in October 1997 at a cost of $2.3 million. In April 1998, the Trust repurchased 5,200 additional Class A Interests at a cost of $47,000. Accordingly, there are 1,787,153 Class A Interests currently outstanding. The Class A and Class B Interest holders are collectively referred to as the "Beneficiaries".

The Trust has one Managing Trustee, AFG ASIT Corporation and one Special Beneficiary, Semele. Semele purchased the Special Beneficiary Interests from EFG during the fourth quarter of 1999. EFG continues to act as Advisor to the Trust and provides services in connection with the acquisition and remarketing of the Trust's equipment assets. The Managing Trustee is responsible for the general management and business affairs of the Trust. AFG ASIT Corporation is a wholly owned subsidiary of Equis II Corporation and an affiliate of EFG, which is a wholly owned subsidiary of Semele. Except with respect to "interested transactions", Class A Interests and Class B Interests have identical voting rights and, therefore, Equis II Corporation generally has control over the Trust on all matters on which the Beneficiaries may vote. With respect to interested transactions, holders of Class B Interests which are the Managing Trustee or any of its affiliates must vote their interests as a majority of the Class A Interests have been voted. The Managing Trustee and the Special Beneficiary are not required to make any other capital contributions except as may be required under the Second Amended and Restated Declaration of Trust, as amended (the "Trust Agreement").

Significant operations commenced coincident with the Trust's initial purchase of equipment and the associated lease commitments in December 1992. Pursuant to the Trust Agreement, each distribution is made 90.75% to the Beneficiaries, 8.25% to the Special Beneficiary and 1% to the Managing Trustee.

Under the terms of the management agreement between the Trust and EFG, management services are provided by EFG to the Trust for fees, as stated in the agreement.

The general partner of EFG, with a 1% controlling interest, is Equis Corporation, a Massachusetts corporation owned and controlled entirely by Gary D. Engle, its President, Chief Executive Officer and sole Director. Equis Corporation also owns a controlling 1% general partner interest in EFG's 99% limited partner, GDE Acquisition Limited Partnership ("GDE LP").

In January 1996, EFG sold certain assets relating primarily to the business of originating new leases, to a third party. Pursuant to terms of the sale agreements, EFG specifically reserved the right to continue managing all assets owned by the Trust and the Other Investment Programs.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Trust classifies any amounts on deposits in banks and all highly liquid investments purchased with an original maturity of three months or less as cash and cash equivalents.

Revenue Recognition

Rents are payable to the Trust monthly or quarterly and no significant amounts are calculated on factors other than the passage of time. The leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred. In certain instances, the Trust may enter primary-term, renewal or re-lease agreements which expire beyond the Trust's anticipated dissolution date, which is December 31, 2004. This circumstance is not expected to prevent the orderly wind-up of the Trust’s business activities as AFG ASIT Corporation, the managing trustee of the Trust ("Managing Trustee") and the Trust’s advisor would seek to sell the then-remaining equipment assets either to the lessee or to a third party, taking into consideration the amount of future noncancellable rental payments associated with the attendant lease agreements. Future minimum rents of approximately $3.7 million are due as follows (in thousands of dollars):

For the year ending December 31,   2003   $  3,594

2004      55

2005                 37

.   Total         $  3,686

Revenue from individual lessees which accounted for 10% or more of revenue in the years ended December 31, 2002, 2001 and 2000 is as follows (in thousands of dollars):

		% of		% of		% of
	2002	Revenue	2001	Revenue	2000	Revenue

Scandinavian Airlines System	$3,358	61%	$3,321	48%	$3,620	34%
Hyundai Electronics America, Inc.	$1,147	21%	$1,147	16%	$1,147	11%
TTX Company	-	-	-	-	$1,628	15%

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Equipment on Lease

All equipment was acquired from EFG, one of its affiliates, or from third-party sellers. The Trust has capitalized costs to acquire the equipment which include acquisition fees. The cost of equipment acquired from EFG, or an affiliate reflects the actual price paid for the equipment by EFG or the affiliate plus all actual costs incurred by EFG or the affiliate while carrying the equipment, including all liens and encumbrances, less the amount of all primary term rents earned by EFG or the affiliate prior to selling the equipment. The cost of equipment purchased from a third party is the amount paid to the unaffiliated third party.

Generally, the costs associated with maintaining, insuring and operating the Trust’s equipment are incurred by the respective lessees pursuant to the terms specified in their individual lease agreements with the Trust. When the Trust incurs repairs and maintenance costs, the expenses are charged when incurred.

The estimated residual value of leased assets is determined based on third party appraisals and valuations, as well as market information, offers for similar types of assets and overall industry expertise.

Depreciation and Amortization

The Trust's depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is each asset's primary lease term, which term generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trust depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of the primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trust continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including EFG's ability to sell and re-lease equipment. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. EFG attempts to monitor these changes in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

The Trust amortizes deferred financing costs over the life of the related debt.

The Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets" on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No. 142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. Fair value of the asset should be calculated using several valuation models which utilize the expected future cash flows of the Trust. SFAS No. 142 requires the Trust to complete a transitional goodwill impairment analysis during the quarter ended June 30, 2002. There was no material impact on the Trust’s financial statements as a result of adopting SFAS No. 142.

Equity Ownership Investments

Equity securities that are not publicly traded are accounted for in accordance with Accounting Principles Board ("APB") No. 18, "The Equity Method of Accounting for Investments in Common Stock." If the Trust’s ownership interest in the investment enables the Trust to influence the operating financial decisions of the investee, the investment is accounted for under the equity method of accounting. Otherwise, the investment is accounted for under the cost method of accounting. The equity method of accounting is discontinued when the investment is reduced to zero and does not provide for additional losses unless the Trust has guaranteed obligations of the investee or is otherwise committed to provide further financial support to the investment.

Whenever circumstances indicate an impairment exists, the Trust evaluates the fair value of the investment. The fair value of the equity investment is based current market prices, management’s market knowledge and on a valuation models which includes expected future cash flows of the investment. If the fair value of the investments is below the carrying value, a loss is recorded.

The Company defines control as the ability of an entity or person to direct the policies and management that guide the ongoing activities of another entity so as to increase its benefits and limits its losses from that other entity’s activities without the assistance of others.

Impairment of Long-Lived Assets

The Trust accounts for impairment of long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which was issued in August 2001. The Trust adopted SFAS No. 144 on January 1, 2002. In accordance with SFAS No. 144, the Trust evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying bases of such assets may not be recoverable. Whenever circumstances indicate that an impairment may exist, the company evaluates future cash flows of the asset to the carrying value. If projected undiscounted future cash flows are lower than the carrying value of the asset, a loss is recorded. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset is determined based on a valuation model which includes expected future cash flows of the asset, current market prices and management’s market knowledge. The fair market value of long-lived assets secured by non-recourse debt is determined based on a valuation model which includes expected future cash flows and the recoverable value. If the Trust decides to return the asset to the lender, the recoverable value will not be less than the balance of the non-recourse debt.

The Managing Trustee evaluates the net realizable value of significant equipment assets, such as aircraft, individually. All other assets are evaluated collectively by equipment type unless the Managing Trustee learns of specific circumstances, such as a lessee default, technological obsolescence, or other market developments, which could affect the net realizable value of particular assets. Adjustments to reduce the net carrying value of equipment are recorded in those instances where estimated net realizable value is considered to be less than net carrying value and are reflected separately on the accompanying Statement of Operations as write-down of equipment.

Accrued Liabilities -Affiliates

Accrued liabilities –affiliates include various fees due to affiliates and expenses paid by affiliates on behalf of the Trust that the Trust will reimburse the affiliate.

Contingencies

The Trust recognizes a liability for goods and services during the period when the goods or services are received. To the extent that the Trust has a contingent liability, meaning generally a liability the payment of which is subject to the outcome of a future event, the Trust recognizes a liability in accordance with SFAS No. 5 "Accounting for Contingencies". SFAS No. 5 requires the recognition of contingent liabilities when the amount of liability can be reasonably estimated and the liability is probable.

Allocation of Net Income or Loss

Net income is allocated quarterly, first to eliminate any participant's negative capital account balance and second, 1% to the Managing Trustee, 8.25% to the Special Beneficiary and 90.75% collectively to the Class A and Class B Beneficiaries. The latter is allocated proportionately between the Class A and Class B Beneficiaries based upon the ratio of cash distributions declared and allocated to the Class A and Class B Beneficiaries during the period. Net losses are allocated quarterly first, to eliminate any positive capital account balance of the Managing Trustee, the Special Beneficiary and the Class B Beneficiaries; second, to eliminate any positive capital account balances of the Class A Beneficiaries; and third, any remainder to the Managing Trustee. However, in no event shall there be allocated to the Managing Trustee less than 1% of the profits or losses of the Trust.

The allocation of net income or loss pursuant to the Trust Agreement for income tax purposes differs from the foregoing and is based upon government rules and regulations for federal income tax reporting purposes and assumes, for each income tax reporting period, the liquidation of all of the Trust's assets and the subsequent distribution of all available cash to the Participants. For income tax purposes, the Trust adjusts its allocations of income and loss to the Participants so as to cause their capital account balances at the end of the reporting period to be equal to the amount that would be distributed to them in the event of a liquidation and dissolution of the Trust. This methodology does not consider the costs attendant to liquidation or whether the Trust intends to have future business operations.

The unaudited table below includes detail of the allocation of income (loss) in each of the quarters for the years ended December 31, 2002, 2001 and 2000 (in thousands of dollars):

	Managing	Special	Class A	Class B
	Trustee	Beneficiary	Beneficiaries	Beneficiaries	Treasury
	Amount	Amount	Amount	Amount	Interests	Total

December 31, 1999	$ (20)	$ (167)	$ 23,898	$ (214)	$ (2,338)	$ 21,159

Net income	28	225	504	349	-	1,106
Unrealized losses	-	(2)	(26)	(1)	-	(29)

March 31, 2000	8	56	24,376	134	(2,338)	22,236

Net income	1	6	53	14	-	74
Unrealized gain	-	1	5	1	-	7

June 30, 2000	9	63	24,434	149	(2,338)	22,317

Net income	7	62	534	144	-	747
Unrealized gain	-	-	3	1	-	4

September 30, 2000	16	125	24,971	294	(2,338)	23,068

Net income	1	10	88	24	-	123
Unrealized loss	-	(1)	3	(4)	-	(2)

December 31, 2000	17	134	25,062	314	(2,338)	23,189

Net income	12	106	912	246	-	1,276

March 31, 2001	29	240	25,974	560	(2,338)	24,465

Net loss	(29)	(240)	(349)	(560)	-	(1,178)

June 30, 2001	-	-	25,625	-	(2,338)	23,287

Net loss	(3)	-	(301)	-	-	(304)

September 30, 2001	(3)	-	25,324	-	(2,338)	22,983

Net loss	(54)	-	(5,339)	-	-	(5,393)

December 31, 2001	(57)	-	19,985	-	(2,338)	17,590

Net income	72	123	1,066	287	-	1,548

March 31, 2002	15	123	21,051	287	(2,338)	19,138

Net loss	(27)	(123)	(763)	(287)	-	(1,200)

June 30, 2002	(12)	-	20,288	-	(2,338)	17,938

Net loss	(11)	-	(1,111)	-	-	(1,122)

September 30, 2002	(23)	-	19,177	-	(2,338)	16,816

Net loss	(7)	-	(670)	-	-	(677)

December 31, 2002	$ (30)	$ -	$ 18,507	$ -	$ (2,338)	$ 16,139

Reclassification

Certain amounts previously reported have been reclassified to conform to the December 31, 2002 presentation.

Accumulated Other Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", requires the disclosure of comprehensive income (loss) to reflect changes in participants' capital that result from transactions and economic events from non-owner sources. Accumulated other comprehensive income (loss) for the years ended December 31, 2002, 2001 and 2000 represents the Trust's unrealized gains (losses) on investment securities (in thousands of dollars):

2002     2001     2000

Beginning Balance                                                                             $ --             $ --                                                                      $ 21

Adjustments related to unrealized losses

on investment securities.                                                     --              --                                                    (21)

Ending Balance.                                                               $ --                                                                 $ --                                                                       $ --

Net Income (Loss) and Cash Distributions Per Beneficiary Interest

Net income (loss) and cash distributions per Class A Interest are based on 1,787,153 Class A Interests outstanding. Net income (loss) and cash distributions per Class B Interest are based on 3,024,740 Class B Interests outstanding. Net income and cash distributions per Beneficiary Interest are computed after allocation of the Managing Trustee's and Special Beneficiary's shares of net income (loss) and cash distributions.

Provision for Income Taxes

No provision or benefit from income taxes is included in the accompanying financial statements. The Participants are responsible for reporting their proportionate shares of the Trust's taxable income or loss and other tax attributes on their separate tax returns.

New Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, as well as all purchase method business combinations completed after June 30, 2001. SFAS 141 also specifies criteria that intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill. The Trust adopted SFAS 141 on January 1, 2002 and such adoption had no effect on the Trust’s financial position and results of operations.

In April 2002, the FASB issued SFAS No.145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No.13, and Technical Corrections." As a result of the rescission of SFAS No. 4, a gain or loss on extinguishment of debt will no longer be presented as an extraordinary item upon the adoption of SFAS No.145. The Trust adopted SFAS No. 145 in the second quarter of fiscal 2002. This resulted in a charge of approximately $0.4 million classified in operating income during the year ended December 31, 2002, as opposed to an extraordinary item associated with the debt refinance.

In July 2002 the FASB issued SFAS No.146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No.146 is based on the general principle that a liability for a cost associated with an exit or disposal activity should be recorded when it is incurred and initially measured at fair value. SFAS No.146 applies to costs associated with (1) an exit activity that does not involve an entity newly acquired in a business combination, or (2) a disposal activity within the scope of SFAS No.144. These costs include certain termination benefits, costs to terminate a contract that is not a capital lease, and other associated costs to consolidate facilities or relocate employees. Because the provisions of this statement are to be applied prospectively to exit or disposal activities initiated after December 31, 2002, the effect of adopting this statement has not been determined.

In November 2002, the FASB issued Interpretation No. 45, " Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others " ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued.  It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.   The adoption of FIN 45 is not expected to have a material impact on the Company’s financial position or results of operations.

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities ("FIN 46"). This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do no have the characteristics of a controlling financial interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires a company to evaluate all existing arrangements to identify situations where a company has a "variable interest," commonly evidenced by a guarantee arrangement or other commitment to provide financial support, in a "variable interest entity," commonly a thinly capitalized entity, and further determine when such variable interest requires a company to consolidate the variable interest entities financial statement with its own. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date.  It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003.  If it is reasonably possible that an enterprise will consolidate or disclose information about a variable interest entity when this interpretation becomes effective, the enterprise shall disclose information about those entities in all financial statements issued after January 31, 2003.  The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.   Based on the recent release of this interpretation, we have not completed our assessment as to whether or not the adoption of this interpretation will have a material impact on our financial statements.

NOTE 3 - EQUIPMENT

The following is a summary of equipment owned by the Trust at December 31, 2002. Remaining Lease Term (Months), as used below, represents the number of months remaining from December 31, 2002 under contracted lease terms and is presented as a range when more than one lease agreement is contained in the stated equipment category. A Remaining Lease term equal to zero reflects equipment either held for sale, re-lease or being leased on a month-to-month basis. Equipment consists of the following at December 31, 2002 (in thousands of dollars):

	Remaining	Equipment
	Lease Term	at Cost
Equipment Type	(Months)	(in the thousands)

Aircraft	12	$ 30,896
Manufacturing	2-8	8,857
Locomotives	8	196
Materials handling	0-33	2,003
Other	0-5	1,717

Total equipment cost	-	43,669
Accumulated depreciation	-	(25,913)

Equipment, net of accumulated depreciation	-	$ 17,756

The Trust's equipment portfolio includes certain assets in which the Trust holds a proportionate ownership interest. In such cases, the remaining interests are owned by an affiliated program sponsored by EFG. Proportionate equipment ownership enables the Trust to further diversify its equipment portfolio by participating in the ownership of selected assets, thereby reducing the general levels of risk which could result from a concentration in any single equipment type, industry or lessee. The Trust and each affiliate individually report, in proportion to their respective ownership interests, their respective shares of assets, liabilities, revenues, and expenses associated with the equipment. Equipment with an approximate original cost of approximately $30.9 million is proportionately owned with other affiliated entities.

As of December 31, 2002, the Trust’s ownership interest in aircraft and related lease payment streams are used to secure the term loans with third-party lenders. The preceding summary of equipment includes leveraged equipment having an original cost of approximately $37.4 million and a net book value of approximately $17.6 million at December 31, 2002.

The summary above includes off-lease equipment held for sale or re-lease with an original cost of approximately $2.0 million and a net book value of approximately $30,000. The Managing Trustee is actively seeking the sale or re-lease of all equipment not on lease.

During the year ended December 31, 2002, the Trust recorded a write-down of equipment, representing an impairment in the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft resulting from weakened market conditions including the bankruptcy of two major United States airlines and a weakened United States economy. The resulting charge of $0.5 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft which is in the equipment leasing segment. If the aircraft market continues to deteriorate from its current condition, the Trust may have additional impairment changes.

During the year ended December 31, 2001, the Trust recorded a write-down of equipment, representing an impairment to the carrying value of the Trust’s interest in Boeing 767-300ER aircraft. The resulting charge of $5.6 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft. The estimate of the fair value was based on a current offer to purchase the aircraft and the assessment by the management of the Trusts of prevailing market conditions for similar aircraft. Aircraft condition, age, passenger capacity, distance capability, fuel efficiency, and other factors influence market demand and market values for passenger jet aircraft. The decrease in the fair market value of the aircraft is due to the events of September 11, 2001, along with a recession in the United States, which have continued to adversely affect the market demand for both new and used commercial aircraft. Management believes there is a significant oversupply of commercial aircraft available and that this oversupply will continue for some time. During the year ended December 31, 2002, the Trust evaluated the aircraft, which is secured by non-recourse debt, in accordance with the Trust’s policy for recording an impairment on long-lived assets (see Note 2). The recoverable value of the aircraft was determined based on management’s assumption that the asset would not be sold or re-leased. If the Company anticipated selling or re-leasing the asset, the recoverable value would have been significantly lower which would have resulted in an impairment.

The aircrafts’ fair value was determined by an independent third party appraiser. The appraiser made several assumptions when calculating the fair value. The appraiser assumed the aircraft will sell at current market prices which are based on "today’s" market conditions which included a thorough review of recent market activity and known transaction data involving the subject aircraft types. In addition, the appraiser considered the perceived current demand for the asset, its availability on the market, and expressed views of the industry. The appraiser also considered the most reasonable value on an open market under conditions requisite to a fair sale, the effects of September 11, 2001.

NOTE 4 - INTEREST IN EFG/KETTLE DEVELOPMENT LLC

On March 1, 1999, the Trust and an affiliated trust (collectively, the "Buyers") formed EFG/Kettle Development LLC ("Kettle Valley"), a Delaware limited liability company, for the purpose of acquiring a 49.9% indirect ownership interest (the "Interest") in a real estate development in Kelowna, British Columbia in Canada called Kettle Valley. The Trust's cost basis in this joint venture was approximately $0.7 million greater than its equity interest in the underlying net assets at December 31, 1999. This difference was amortized using a period of 10 years. The amount amortized had been included in amortization expense as an offset to the Interest in Kettle Valley and was approximately $66,000 during the years ended December 31, 2002 and 2001. In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", the discontinuance of goodwill amortization was effective as of January 1, 2002.

Kettle Valley, upon receiving the Buyers' contributions for their membership interests, purchased the Interest from a special purpose company ("SPC") whose subsidiaries own a 99.9% limited partnership interest in Kettle Valley Development Limited Partnership ("KVD LP"). The SPC and its subsidiaries were established by the seller, in part, for income tax purposes and have no business interests other than the development of Kettle Valley. KVD LP is a Canadian Partnership that owns the property, consisting of approximately 280 acres of land. The project is zoned for 1,120 residential units in addition to commercial space. To date, 154 residential units have been constructed and sold and 13 additional units are under construction. The seller is an unaffiliated third-party company and has retained the remaining 50.1% ownership interest in the SPC. A newly organized Canadian affiliate of EFG replaced the original general partner of KVD LP on March 1, 1999.

The Trust's ownership share in EFG/Kettle Development LLC is 50% and had a cost of approximately $4.4 million including a 1% acquisition fee of approximately $45,000 paid to EFG. This acquisition was funded with cash of approximately $3.1 million and a non-recourse note for approximately $1.3 million, which was repaid as of December 31, 2001.

The Trust accounts for its interest in Kettle Valley using the equity method of accounting. Under the equity method of accounting, the Trust's interest is (i) increased (decreased) to reflect the Trust's share of income (loss) of the joint venture and (ii) decreased to reflect any distributions the Trust received from the joint venture. The Trust's interest was decreased by approximately $0.2 million, $0.3 million and $0.1 million, during the years ended December 31, 2002, 2001 and 2000, respectively, reflecting its share of loss from Kettle Valley.

In addition, the seller of the Trust's interest in Kettle Valley purchased a residual sharing interest in a Boeing 767-300 aircraft owned by the Buyers and leased to an independent third party. The seller paid approximately $3.0 million to the Buyers ($1.5 million or 50% to the Trust) for the residual interest, which is subordinate to certain preferred payments to be made to the Buyers in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trust receives net residual proceeds from the aircraft. The residual interest is non-recourse to the Buyers and is included as Other Liabilities on the accompanying Statements of Financial Position at both December 31, 2002 and December 31, 2001.

The table below provides KVD LP’s summarized consolidated balance sheet as of December 31, 2002 and 2001 (in thousands of dollars):

	December 31, 2002	December 31, 2001

Total assets	$15,479	$14,752
Total liabilities	4,339	2,337

Net equity	$11,140	$12,415

The table below provides KVD LP’s summarized consolidated income statement data for the twelve months ended December 31, 2002, 2001 and 2000 (in thousands of dollars):

	December 31, 2002	December 31, 2001	December 31, 2000

Total revenues	$3,679	$4,597	$6,251
Total expenses	4,469	5,968	(7,119)

Net loss	$(790)	$(1,371)	$(868)

For the year ended December 31, 2002, in addition to its share of the loss of KVD LP, the Trust's net loss from Kettle Valley includes a loss of approximately $42,000 reflecting the Trust's share of the operating results of one of Kettle Valley’s wholly-owned subsidiaries.

NOTE 5 - INTEREST IN EFG KIRKWOOD LLC

On May 1, 1999, the Trust and three affiliated trusts (collectively the "Trusts") and an affiliated corporation, Semele, formed a joint venture, EFG Kirkwood LLC ("EFG Kirkwood"), for the purpose of acquiring preferred and common stock interests in Kirkwood Associates Inc. ("KAI"). The Trusts collectively own 100% of the Class A membership interests in EFG Kirkwood and Semele owns 100% of the Class B membership interests in EFG Kirkwood. The Trust holds 40% of EFG Kirkwood’s Class A membership interests. The Class A interest holders are entitled to certain preferred returns prior to distribution payments to the Class B interest holder. The Trusts’ interests in EFG Kirkwood constitute 50% of the voting securities of that entity under EFG Kirkwood’s operating agreement, which gives equal voting rights to Class A and Class B membership interests. The Managing Trustee is the manager of EFG Kirkwood.

On April 30, 2000, KAI’s ownership interests in certain assets and substantially all of its liabilities were transferred to Mountain Resort Holdings LLC ("Mountain Resort"). On May 1, 2000, EFG Kirkwood exchanged its interest in KAI’s common and preferred stock for corresponding pro-rata membership interests in Mountain Resort. EFG Kirkwood holds approximately 38% of the membership interests in Mountain Resort. Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development.

On May 1, 2000, EFG Kirkwood acquired 50% of the membership interests in Mountain Springs Resorts LLC ("Mountain Springs"). Mountain Springs, through a wholly owned subsidiary, owns 80% of the common membership interests and 100% of the Class B Preferred membership interests in an entity that owns the Purgatory Ski Resort ("Purgatory") in Durango, Colorado. In October 2002, an existing owner and an unrelated third party contributed approximately $2.5 million to Mountain Springs. As a result of the capital contribution, EFG Kirkwood’s membership interest in Mountain Springs decreased from 50% to 33%. Mountain Springs used the proceeds from the additional capital contribution to exercise an option to purchase 51% of Durango Mountain Land Company, LLC, a real estate development company owning land in Durango, Colorado.

On August 1, 2001, EFG Kirkwood entered into a guarantee agreement whereby EFG Kirkwood guarantees the payment obligations under a revolving line of credit between Purgatory and a third party lender. The amount of the guarantee shall consist of outstanding balance of the line of credit which cannot exceed the principal balance of $3.5 million. As of December 31, 2002, Purgatory had an outstanding balance of approximately $2.6 million on the line of credit.

The Trusts’ ownership interest in EFG Kirkwood had an original cost of $4.0 million; including a 1% acquisition fee of $40,000 paid to EFG. The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. The Trust recorded a loss of $0.5 million, $0.1 million and $0.9 million for the fiscal years ended December 31, 2002, 2001 and 2000, respectively, which represented its pro-rata share of the net loss of EFG Kirkwood. On December 20, 2002, EFG Kirkwood declared and paid a dividend of $0.6 million, of which the Trust received $0.3 million.

The table below provides EFG Kirkwood’s summarized consolidated balance sheet as of December 31, 2002 and 2001 respectively (in thousands of dollars):

	December 31, 2002	December 31, 2001

Total assets	$5,578	$7,424
Total liabilities	-	-

Net equity	$5,578	$7,424

The table below provides EFG Kirkwood’s summarized consolidated income statement data for the years ended December 31, 2002, 2001 and 2000, respectively (in thousands of dollars):

	December 31, 2002	December 31, 2001	December 31, 2000

Equity loss on investments	$1,210	$216	$2,764
Other (income) expenses	(2)	4	9

Net loss	$1,208	$220	$2,773

The table below provides comparative summarized income statement data for Mountain Resort and the Mountain Springs for the twelve months ended December 31, 2002, 2001 and 2000. The operating companies have a fiscal year end of April 30th which is different from the Trust. Therefore, the operating results shown below have been conformed to the twelve months ended December 31, 2002, 2001 and 2000. The Trust purchased their interest in Purgatory on May 1, 2000 and as such the operating results below have been conformed to reflect the eight months ended December 31, 2000.

	For the Twelve	For the Twelve	For the Twelve
	Months Ended	Months Ended	Months Ended
	December 31,	December 31,	December 31,
	2002	2001	2000

Mountain Resorts
Total revenues	$ 29,462	$ 29,597	$ 27,741
Total expenses	30,336	30,117	27,464

Net income (loss)	$ (874)	$ (520)	$ 277

Mountain Springs
Total revenues	$ 15,198	$ 15,250	$ 5,008
Total expenses	17,834	15,648	9,725

Net income (loss)	$ (2,636)	$ (398)	$ (4,717)

Due to the economic downturn in the tourism industry following September 11, 2001 terrorist attacks, the Trust evaluated the fair value of its investment in EFG Kirkwood. The Trust hired an independent third party appraiser who valued the minority interest investment. The appraiser used a valuation model to determine the fair value of the investment which included expected future cash flows from the ski resorts. Based on the Company’s overall industry knowledge and the valuation performed by the appraiser, the Company recorded an impairment on the investment of $0.1 million as of December 31, 2002.

NOTE 6 - INTEREST IN MILPI HOLDINGS, LLC

In December 2000, the Trusts formed MILPI Holdings, LLC ("MILPI"), which formed MILPI Acquisition Corp. ("MAC"), a wholly-o wned subsidiary of MILPI, for the purpose of acquiring PLM International, Inc. and subsidiaries ("PLM"). The Trusts collectively paid $1.2 million for their membership interests in MILPI ($0.4 million for the Trust which gave the Trust a 34% interest in MILPI). MAC entered into a definitive agreement (the "Agreement") with PLM, an equipment leasing and asset management company, for the purpose of acquiring up to 100% of the outstanding common stock of PLM, for an approximate purchase price of up to $27.0 million. In connection with the acquisition, on December 29, 2000, MAC commenced a tender offer to purchase any and all of PLM’s outstanding common stock.

On February 7, 2001, pursuant to the cash tender offer, the Trusts through MAC acquired approximately 83% of PLM’s outstanding common stock for a purchase price of $3.46 per share resulting in a total purchase price of $21.8 million and contributed the shares to MILPI. The Trust’s portion of the capital contribution was $7.1 million which included acquisition fees of $0.1 million. The purchase price was determined based on competitive bids and a valuation model using the expected future cash flows of PLM. MILPI also hired an investment banking firm to issue a fairness opinion on the purchase price. The assets of PLM included cash and cash equivalents of approximately $4.4 million. The acquisition resulted in goodwill at MILPI of approximately $5.3 million.

ON FEBRUARY 6, 2002, THE TRUSTS THROUGH MAC, COMPLETED THEIR ACQUISITION OF PLM BY PURCHASING THE REMAINING 17% OF THE OUTSTANDING PLM COMMON STOCK AND BY EFFECTING A MERGER OF MAC INTO PLM, WITH PLM AS THE SURVIVING ENTITY. THE MERGER WAS COMPLETED WHEN MAC OBTAINED APPROVAL OF THE MERGER FROM PLM’S SHAREHOLDERS PURSUANT TO A SPECIAL SHAREHOLDER’S MEETING. THE REMAINING INTEREST WAS PURCHASED FOR $4.4 MILLION AT THE $3.46 PER COMMON SHARE PRICE ESTABLISHED IN THE TENDER OFFER WHICH WAS FINANCED BY THE TRUST AND AFG INVESTMENT TRUST D. AN INVESTMENT BANKING FIRM WAS HIRED AND ISSUED A FAIRNESS OPINION ON THE PURCHASE PRICE OF THIS TRANSACTION. THE TRUST’S PORTION OF THE PURCHASE PRICE WAS $2.4 MILLION WHICH INCLUDED TRANSACTION COSTS OF $24,000, A 1% ACQUISITION FEE PAID TO A WHOLLY-OWNED SUBSIDIARY OF SEMELE. THE ACQUISITION RESULTED IN GOODWILL OF APPROXIMATELY $3.5 MILLION. NO GOODWILL IS EXPECTED TO BE DEDUCTED FOR TAX PURPOSES. CONCURRENT WITH THE COMPLETION OF THE MERGER, PLM CEASED TO BE PUBLICLY TRADED. DUE TO THE FEBRUARY 6, 2002 ACQUISITION, THE TRUST’S OWNERSHIP INTEREST IN MILPI INCREASED FROM 34% TO 38%.

MILPI accounted for the acquisition of the stock of PLM using the purchase method of accounting. In accordance with SFAS No. 141, the Company allocates the total purchase price to the assets acquired and liabilities assumed based on the respective fair market values at the date of acquisition. There are no contingencies or other matters that could materially affect the allocation of the purchase cost.

Equis II Corporation has voting control of the Trusts and owns the Managing Trustee of the Trusts. Semele owns Equis II Corporation. Mr. Engle and Mr. Coyne, who are directors and officers of the Trust, respectively, are also officers and directors of, and own significant stock in Semele. In addition, Mr. Engle and Mr. Coyne are officers and directors of MILPI.

The Trusts’ ownership interest in MILPI is accounted for on the equity method and the Trust recorded income of approximately $0.5 million and $1.0 million for the fiscal years ending 2002 and 2001, respectively. During 2002, MILPI declared and paid a cash dividends totaling $4.7 million. The Trust’s share of the dividend was $1.7 million.

The table below provides summarized consolidated balance sheet data as of December 31, 2002 and 2001, and income statement data for MILPI for the year ended December 31, 2002 and for the period February 7, 2001 through December 31, 2001. As discussed above, approximately 83% of PLM’s common stock was acquired in February 2001, with the remaining interest acquired in February 2002. The table below provides MILPI’s summarized consolidated balance sheet as of December 31, 2002 and 2001 and the income statement data for the year ended December 31, 2002 and for the period from February 7, 2001 through December 31, 2001 (in thousands of dollars):

	December 31, 2002	December 31, 2001

Total Assets	$ 44,400	$ 43,399
Total Liabilities	18,440	15,453
Minority Interests	-	3,029

Equity	$ 25,960	$ 24,917

. .	. .	For the Period from
. .	. Year Ended December 31, 2002	February 7, 2001 through December 31, 2001

Total revenues	$ 5,228	$ 8,660
Total expenses	(3,478)	(5,856)
Equity income in managed programs	133	1,716
Other income, net	268	467
Minority interests	(40)	(429)
Provision for taxes	(774)	(1,611)

Net income	$ 1,337	$ 2,947

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee (see Note 15). In March 2003, the Trust’s shareholders approved all the articles included in the proxy statement. One of the articles approved authorized MILPI to purchase Trust A and B’s interest in MILPI at a pre-determined price. MILPI is planning on acquiring AFG Investment Trust A and B Liquidating Trust’s interest in MILPI during 2003. The acquisition will be financed through MILPI’s existing cash reserves and cash flows generated from the sale of railcars. Subsequent to the acquisition, the Trust and AFG Investment Trust C’s ownership interest in MILPI will increase to 50% per trust.

NOTE 7 – INTEREST IN C & D IT LLC

In March 2002, the Trust and AFG Investment Trust D ("Trust D") formed C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned joint venture that is co-managed by each of the Trust and Trust D (the "C & D Joint Venture") to which each Trust contributed $1.0 million. The C & D Joint Venture was formed for the purpose of making a conditional contribution of $2.0 million to BMLF/BSLF II Rancho Malibu Limited Partnership ("Rancho Malibu Limited Partnership") in exchange for 25% of the interests in Rancho Malibu Limited Partnership (the "C & D Joint Venture Contribution"). The C & D Joint Venture was admitted to Rancho Malibu Limited Partnership as a co-managing general partner pursuant to the terms of an amendment to Rancho Malibu Limited Partnership Agreement. The other partners in Rancho Malibu Limited Partnership are Semele and its wholly-owned subsidiary, Rancho Malibu Corp., the other co-managing general partner.

Rancho Malibu Limited Partnership owns a 274-acre parcel of land near Malibu, California and is developing it as a single-family luxury residential subdivision. The conditional C & D Joint Venture Contribution was made to assure participation in the future development of the parcel. It was made subject to the future solicitation of the consent of the beneficiaries of each of the Trust and Trust D. The C & D Joint Venture Contribution is conditioned upon the consummation of a transaction pursuant to which Semele and Rancho Malibu Corp. will contribute all of the partnership interests that they hold in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele holds in RM Financing LLC to RMLP, Inc., a newly formed subsidiary of PLM, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP Inc. In February 2003, the Trust solicited the shareholders, which was subsequently approved, for several articles including the transaction above (see Note 15).

The C & D Joint Venture possesses the right to withdraw the C & D Joint Venture Contribution from Rancho Malibu Limited Partnership if the transactions have not taken place within ninety days of the receipt by Rancho Malibu Limited Partnership of notice from the C & D Joint Venture that the requisite consents of the beneficiaries of the Trust and Trust D have been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in Rancho Malibu Limited Partnership held by Semele and Rancho Malibu Corp.

NOTE 8 - RELATED PARTY TRANSACTIONS

Various operating expenses incurred by the Trust are paid by EFG on behalf of the Trust and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the years ended December 31, 2002, 2001 and 2000, which were paid or accrued by the Trust to EFG or its affiliates, are as follows (in thousands of dollars):

	2002	2001	2000

Acquisition fees	$24	$74	$15
Management fees	434	433	431
Administrative charges	201	178	198
Reimbursable operating costs
due to third parties	-	966	397

Total	$659	$1,651	$1,041

As provided under the terms of the Trust Agreement, EFG is compensated for its services to the Trust. Such services include all aspects of acquisition, management and sale of equipment. For equipment acquisition services, EFG was compensated by an amount equal to .28% of Asset Base Price paid by the Trust for each asset acquired for the Trust's initial asset portfolio. For reinvestment equipment acquisitions completed prior to September 2, 1997, EFG was compensated by an amount equal to 3% of Asset Base Price paid by the Trust. In connection with a Solicitation Statement and consent of Beneficiaries in 1998, the Trust's reinvestment provisions, which were scheduled to expire on September 2, 1997, were extended through December 31, 2002 and the Trust was permitted to invest in assets other than equipment. The Trust does not anticipate, nor have there been, any equipment acquisitions subsequent to September 1997. Acquisition fees associated with non-equipment acquisitions have been approximately 1% of the Asset Base Price. For management services, EFG is compensated by an amount equal to (i) 5% of gross operating lease rental revenue and 2% of gross full payout lease rental revenue received by the Trust with respect to equipment acquired on or prior to September 2, 1997. For non-equipment assets other than cash, the Managing Trustee receives an annualized management fee of 1% of such assets under management. Compensation to EFG for services connected to the disposition of equipment is calculated as the lesser of (i) 3% of gross sale proceeds or (ii) one-half of reasonable brokerage fees otherwise payable under arm's length circumstances. Payment of the remarketing fee is subordinated to payout and this fee and the other fees described above are subject to certain limitations defined in the Trust Agreement.

Administrative charges represent amounts owed to EFG, pursuant to Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trust. Reimbursable operating expenses due to third parties represent costs paid by EFG on behalf of the Trust, which are reimbursed to EFG at actual cost. Prior to June 2002, an affiliated company supported the administrative function. Subsequently, the administrative functions were outsourced to an unrelated third party with the exception of some administrative functions which will continue to be supported by EFG.

During 2001 and 2000, EFG paid the majority of operating costs on behalf of the Trust. Costs incurred by EFG were subsequently reimbursed by the Trust on a monthly basis. During 2002, the Trust paid all of its direct costs. Therefore, there were no reimbursable direct operating costs paid to an affiliate during the year.

All equipment was purchased from EFG, one of its affiliates, or directly from third-party sellers. The Trust's Purchase Price is determined by the method described in Note 2, Equipment on Lease.

On December 31, 2002, the Trust had a receivable from affiliate of $0.1 million. The receivable consists of approximately $0.1 million of revenues and other proceeds received by EFG. All rents and proceeds from the sale of equipment are paid by the lessee directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trust. The Trust’s cash proceeds received by EFG are reimbursed to the Trust on a monthly basis. The remaining balance of the receivable, approximately $0.1 million, relates to costs incurred by the Trust associated with the sale of an aircraft in December 2002, on behalf of EFG.

Old North Capital Limited Partnership ("ONC"), a Massachusetts limited partnership formed in 1995 and an affiliate of EFG, owns 9,210 Class A Interests or 1% of the total outstanding Class A Interests of the Trust. The general partner of ONC is controlled by Gary D. Engle. In addition, the limited partnership interests of ONC are owned by Semele. Gary D. Engle is Chairman and Chief Executive Officer of Semele.

Equis II Corporation has voting control of the Trust through its ownership of the majority of the Trust's outstanding voting interests, as well as its ownership of AFG ASIT Corporation. See Item 1 (a) of this report regarding certain voting restrictions related to the Class B Interests. Equis II Corporation is owned by Semele. Gary D. Engle is Chairman and Chief Executive Officer of Semele. James A. Coyne is Semele's President and Chief Operating Officer. Mr. Engle and Mr. Coyne are both members of the Board of Directors of, and own significant stock in, Semele.

During the first quarter of 2002, the Trust borrowed $0.7 million from MILPI Holdings, LLC. The note issued had an interest rate LIBOR plus 200 basis points and was scheduled to mature on January 6, 2003. Interest paid to MILPI under this note was $28,000. In December 2002, the note plus accrued interest was paid in full.

NOTE 9 - NOTES PAYABLE

Notes payable at December 31, 2002 consisted of two installment notes totaling $18.2 million payable to banks and institutional lenders. The notes bear a fixed interest rate of 8% and 9%. The Trust estimates, based on recent transactions, that the fair value of the fixed rate notes is approximately $17.5 million. Both of the installment notes are non-recourse and are collateralized by certain of the Trust’s aircraft and assignment of the related lease payments. These notes will be partially amortized by the remaining contracted lease payments. However, the Trust has balloon payment obligations of approximately $16.1 million at the expiration of the debt in November 2003.

NOTE 10 – CONTINGENCIES AND COMMITMENTS

The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in EFG Kirkwood, C & D IT LLC and Kettle Valley. The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust may unintentionally engage in an activity or activities that may be construed to fall within the scope of the Act. If the Trust were determined to be an investment company, its business would be adversely affected. The Managing Trustee has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of or acquiring certain assets that it might not otherwise dispose of or acquire.

NOTE 11 - INCOME TAXES

The Trust is not a taxable entity for federal income tax purposes. Accordingly, no provision for income taxes has been recorded in the accounts of the Trust.

For financial statement purposes, the Trust allocates net income quarterly first, to eliminate any Participant's negative capital account balance and second, 1% to the Managing Trustee, 8.25% to the Special Beneficiary and 90.75% collectively to the Class A and Class B Beneficiaries. The latter is allocated proportionately between the Class A and Class B Beneficiaries based upon the ratio of cash distributions declared and allocated to the Class A and Class B Beneficiaries during the period. Net losses are allocated quarterly first, to eliminate any positive capital account balance of the Managing Trustee, the Special Beneficiary and the Class B Beneficiaries; second, to eliminate any positive capital account balances of the Class A Beneficiaries; and third, any remainder to the Managing Trustee. This convention differs from the income or loss allocation requirements for income tax and Dissolution Event purposes as delineated in the Trust Agreement. For income tax purposes, the Trust allocates net income or net loss in accordance with the provisions of such agreement. Pursuant to the Trust Agreement, upon dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee's capital account. At December 31, 2002, the Managing Trustee had a negative capital account balance of $0.1 million.

The following is a reconciliation between net income (loss) reported for financial statement and federal income tax reporting purposes for the years ended December 31, 2002, 2001 and 2000:

	2002	2001	2000

.
Net income (loss)	$(1,451)	$(5,599)	$2,050
Tax depreciation in excess of (less than)
financial statement depreciation	(1,360)	(740)	(2,343)
Tax gain (loss) in excess of book gain (loss) on sale	1,964	-	(765)
Recognize pass through income	1,145	(571)	710
Reverse income from corporate investment	1,367	(652)	-
Deferred rental income	10	247	(287)
Write-down of equipment	599	5,579	-
Other	-	(190)	163

Net income (loss) for federal income tax
reporting purposes	$2,274	$(1,926)	$(472)

The following is a reconciliation between participants' capital reported for financial statement and federal income tax reporting purposes for the years ended December 31, 2002 and 200:

.	2002	2001

.
Participants' capital	$16,139	$17,590
Add back selling commissions and organization
and offering costs	4,922	4,922
Deferred step-down of capital basis	(690)	(690)
Cumulative difference between federal income tax
and financial statement net loss	(12,592)	(16,318)

Participants' capital for federal income tax reporting purposes	$7,779	$5,504

The cumulative difference between federal income tax and financial statement income (loss) represents timing differences.

NOTE 12 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the quarterly results of operations for the years ended December 31, 2002 and 2001 (in thousands of dollars, except for shares):

	March 31,	June 30,	September 30,	December 31,	Total

2002

Lease revenue	$ 1,501	$ 1,352	$ 1,333	$ 1,496	$ 5,682
Net income (loss)	$ 1,548	$ (1,200)	$ (1,122)	$ (677)	$ (1,451)
Net income (loss) per
Beneficiary Interest:
Class A Interests	$ 0.60	$ (0.43)	$ (0.62)	$ (0.38)	$ (0.83)
Class B Interests	$ 0.10	$ (0.10)	$ -	$ -	$ -

2001

Lease revenue	$ 1,607	$ 1,643	$ 1,691	$ 1,579	$ 6,520
Net income (loss)	$ 1,276	$ (1,178)	$ (304)	$ (5,393)	$ (5,599)
Net income (loss) per
Beneficiary Interest:
Class A Interests	$ 0.51	$ (0.20)	$ (0.17)	$ (2.98)	$ (2.84)
Class B Interests	$ 0.08	$ (0.18)	$ -	$ -	$ (0.10)

In the fourth quarter of fiscal year 2002, the Trust reversed depreciation of approximately $0.4 million relating to one of its aircraft. Approximately $0.1 million related to each of the three months ended March 31, 2002, June 30, 2002 and September 30, 2002. The respective quarterly results above have been adjusted to reflect this adjustment.

Net loss for the three months ended September 30, 2002 includes a $0.8 million loss on the Trust’s interest in EFG Kirkwood. In addition, the three months ended September 30, 2002 includes a $0.2 million of expenses related to the Trust’s proxy statements filed in February 2003.

Net loss for the three months ended June 30, 2002 includes a $0.7 million loss on the Trust’s interest in EFG Kirkwood and $0.4 million loss on interest in MILPI Holdings LLC.

Net loss for the three months ended December 31, 2001 includes a $5.6 million write-down of equipment.

Net loss for the three months ended June 30, 2001 includes approximately a $0.4 million loss on interest in Kettle Valley and $0.6 million loss on interest in EFG Kirkwood.

NOTE 13 - SEGMENT REPORTING

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 2) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties a diversified portfolio of capital equipment . The Equipment Management segment includes the Trust's interest in MILPI Holdings, LLC ("MILPI"), which owns 100% of PLM an equipment leasing and asset management company. From February 2001 to February 6, 2002, MILPI, through a wholly owned subsidiary MILPI Acquisition, owned approximately 83% of PLM. On February 7, 2002, MILPI Acquisition purchased the remaining 17% of PLM’s stock and was merged into PLM. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley.
The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

During the fourth quarter of 2002, the Trust increased its number of reportable segments to include the Equipment Management segment. Previously, the Company reported on two operating segments: Equipment Leasing and Real Estate. Segment information for the years ended December 31, 2001 and 2000 have been revised to reflect the new operating segment.

Segment information for the years ended December 31, 2002, 2001 and 2000 is summarized below (in thousands of dollars).

	2002	2001	2000

Total Revenue (1):
Equipment leasing	$5,521	$6,803	$10,414
Equipment management	-	-	-
Real estate	-	183	371

Total	$5,521	$6,986	$10,785

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$1,341	$1,427	$946
Equipment management	98	74	-
Real estate	85	76	80

Total	$1,524	$1,577	$1,026

Interest Expense:
Equipment leasing	$1,814	$2,037	$2,405
Equipment management	28	-	-
Real estate	-	18	58

Total	$1,842	$2,055	$2,463

Depreciation, Impairment of assets
and Amortization Expense (2):
Equipment leasing	$3,259	$9,438	$4,189
Equipment management	-	-	-
Real estate	115	75	66

Total	$3,374	$9,513	$4,255

Equity (Loss) Income:

Equipment leasing	$-	$-	$-
Equipment management	493	984	-
Real estate	(725)	(424)	(991)

Total	$(232)	$560	$(991)

Net (Loss) Income:	$(1,451)	$(5,599)	$2,050

Investment in Minority Interest Investments:
Equipment leasing	$-	$26	$289
Equipment management	2,423	7,136	408
Real estate	1,000	-	1,287

Total	$3,423	$7,162	$1,984

Assets:
Equipment leasing	$19,564	$26,217	$43,824
Equipment management	9,688	8,519	408
Real estate	7,272	7,436	7,409

Total	$36,524	$42,172	$51,641

(1)    Includes equipment leasing revenue of $5.7 million, $6.5 million and $7.7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

(2)   Includes write-down of equipment leasing assets of $0.5 million and $5.6 million for the fiscal years ended December 31, 2002 and 2001, respectively. In addition, the real estate segment recorded a $0.1 million impairment on its minority interest investment in EFG Kirkwood LLC.

NOTE 14 – GEOGRAPHIC INFORMATION

The Trust owns certain leasing equipment and minority interest investments that either operate internationally or are leased in countries outside the United States. A limited number of the Trust’s transactions are denominated in foreign currency. Gains or losses resulting from foreign currency transaction are included in the results of operations and are not material.

Equipment leasing revenues from foreign lessees are generated from aircraft leases. During 2002, the Trust had three aircraft leases with lessees domiciled outside the United States in Sweden, Spain and Mexico. During 2002, Equity income (loss) generated from foreign countries consists of the Trust’s interest in Kettle Valley which is located in Kelowna, British Columbia in Canada.

The table below sets forth total revenues and equity income (loss) by operating segment and geographic region for the Trust's leasing equipment and minority interest investments (in thousands of dollars):

	Equipment Leasing			Equipment Management			Real Estate
Region	2002	2001	2000	2002	2001	2000	2002	2001	2000

Revenues
United States	$ 2,024	$ 3,409	$ 6,774	$ -	$ -	$ -	$ -	$ 183	$ 371
Sweden	3,358	3,321	3,640	-	-	-	-	-	-
Mexico	139	73	-	-	-	-	-	-	-

Total revenues	$ 5,521	$ 6,803	$ 10,414	$ -	$ -	$ -	$ -	$ 183	$ 371

Equity Interest
United States	-	-	-	493	984	-	(484)	(91)	(900)
Canada	-	-	-	-	-	-	(241)	(333)	(91)

Equity income (loss)	$ -	$ -	$ -	$ 493	$ 984	$ -	$ (725)	$ (424)	$ (991)

The table below sets forth total assets organized by operating segment and geographic region for the fiscal years ending December 31, 2002 and 2001, respectively (in thousands of dollars):

	Equipment Leasing		Equipment Management		Real Estate
Region	2002	2001	2002	2001	2002	2001

United States	$ 2,709	$ 6,149	$ 9,688	$ 8,519	$ 3,148	$ 3,003
Sweden	16,855	18,167	-	-	-	-
Mexico	-	901	-	-	-	-
Canada	-	-	-	-	4,124	4,433

Total Assets	$ 19,564	$ 26,217	$ 9,688	$ 8,519	$ 7,272	$ 7,436

NOTE 15 – SUBSEQUENT EVENT

On February 12, 2003, the Trust filed a proxy statement, which was subsequently approved. In March 2003, the shareholders approved the following proposals:

1.  To allow PLM, its parent, MILPI, and subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of their reinvestment period for the Trust.

2.  To approve a transaction whereby a new formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc., of partnership interests in Rancho Malibu, a partnership that owns and is developing 274 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc.

3.  To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

4.  To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A and AFG Investment Trust B, which gave the Trust, together with Trust D, shared 100% ownership of MILPI.

5.  To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties

In March 2003, RMLP, Inc. purchased Semele Group, Inc.’s ownership interest in Rancho Malibu as indicated in the proposal above.

ADDITIONAL FINANCIAL INFORMATION

AFG INVESTMENT TRUST C

Schedule of Excess (Deficiency) of Total Cash Generated to Cost

of Equipment Disposed

For the years ended December 31, 2002, 2001 and 2000

The Trust classifies all rents from leasing equipment as lease revenue. Upon expiration of the primary lease terms, equipment may be sold, rented on a month-to-month basis or re-leased for a defined period under a new or extended lease agreement. The proceeds generated from selling or re-leasing the equipment, in addition to any month-to-month revenues, represent the total residual value realized for each item of equipment. Therefore, the financial statement gain or loss, which reflects the difference between the net book value of the equipment at the time of sale or disposition and the proceeds realized upon sale or disposition, may not reflect the aggregate residual proceeds realized by the Trust for such equipment. Expenses, such as management fees, and interest earned on cash generated are not included below.

The following is a summary of cash excess associated with equipment dispositions occurring in the years ended December 31, 2002, 2001 and 2000 (in thousands of dollars):

	2001	2001	2000

Rents earned prior to disposal of
equipment, net of interest charges	$8,417	$2,135	$7,831

Sale proceeds realized upon
disposition of equipment	2,722	185	3,425

Total cash generated from rents
and equipment sale proceeds	11,139	2,320	11,256

Original acquisition cost of equipment disposed	8,058	1,656	8,259

Excess of total cash generated to cost
of equipment disposed	$3,081	$664	$2,997

ADDITIONAL FINANCIAL INFORMATION

AFG INVESTMENT TRUST C

Statement of Cash and Distributable Cash From Operations,

Sales and Refinancings

For the Year Ended December 31, 2002

(in thousands of dollars)

	.	Sales and
	Operations	Refinancings	Total

Net income (loss)	$(2,700)	$1,249	$(1,451)

Add:
Depreciation and amortization	$2,775	-	2,775
Write-down of equipment	599	-	599
Loss on sale of equipment	1,474	-	1,474
Management fees	434	-	434
(Income) loss from equity interests	232	-	232
Book value of disposed equipment	-	1,473	1,473
Less:
Principal reduction of notes payable	(4,952)	-	(4,952)

Cash from operations, sales and refinancings	(2,138)	2,722	584

Less:
Management fees	(434)	-	(434)

Distributable cash from operations,
sales and refinancings	(2,572)	2,722	150

Other sources and uses of cash:
Cash and cash equivalents at beginning of year	1,717	-	1,717
Investments - other	-	5	5
Interest in EFG Kirkwood LLC	-	256	256
Interest in MILPI Holdings, LLC	1,723	(2,399)	(676)
Interest in C & D IT, LLC	(1,000)	-	(1,000)
Net proceeds from note payable refinancing	720	-	720
Net change in receivables and accruals	(4)	-	(4)

Cash and cash equivalents at end of year	$584	$584	$1,168

ADDITIONAL FINANCIAL INFORMATION

AFG Investment Trust C

Schedule of Equipment

As of December 31, 2002

(in thousands of dollars)

	Lease
	Expiration	.	Net Book
Lessee	Date	Cost	Value	Debt

Advanced Micro Devices, Inc.	*	$ 1,275	$ -	$ -
Chrysler Corporation	*	57	-	-
Chrysler Corporation	2/28/03	754	79	-
GE Aircraft Engines	5/31/03	51	-	-
GATX Logistics, Inc.	*	148	-	-
General Electric Company	*	1	-	-
General Electric Company	*	-	-	-
General Motors Corporation	*	76	-	-
General Motors Corporation	*	124	-	-
General Motors Corporation	*	1,317	-	-
General Motors Corporation	*	47	-	-
Hyundai Electronics America, Inc.	8/31/03	6,513	724	742
Owens-Corning Fiberglass Corp.	*	17	-	-
Owens-Corning Fiberglass Corp.	*	-	-	-
Scandinavian Airlines System	12/29/03	30,895	16,856	17,409
Temple-Inland Forest Product Group	*	21	-	-
Tenneco Packaging	*	48	-	-
USX Corporation	*	1	-	-
Western Bulk Carriers	2/28/03	337	67	-
Warehouse		1,987	30	-

Total	-	$ 43,669	$ 17,756	$ 18,151

* Currently leased on a month-to-month basis

Exhibit 23

Consent of Independent Certified Public Accountants

We consent to the incorporation by reference in this Annual Report (Form 10-K) of AFG Investment Trust C of our report dated March 31, 2003, with respect to the financial statements of AFG Investment Trust C, included in the 2002 Annual Report to the Participants of AFG Investment Trust C.

/s/ ERNST & YOUNG LLP

Tampa, Florida

March 26, 2003

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Annual Report of AFG Investment Trust C (the "Trust"), on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

March 31, 2002

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Annual Report of AFG Investment Trust D (the "Trust"), on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(2)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

March 31, 2002

Annex E-2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10- K/A

(Mark One)

[X]    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended  December 31, 2002

OR

[ ]    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ___ to

Commission file number        0-21444

AFG Investment Trust C

(Exact name of registrant as specified in its charter)

Delaware                                                                     04-3157232

(State or other jurisdiction of                                       (IRS Employer

              incorporation or organization)                                     Identification No.)

1050 Waltham Street, Suite 310, Lexington, MA                                           02421

(Address of principal executive offices)                                                   (Zip Code)

Registrant's telephone number, including area code  (781) 676-0009

Securities registered pursuant to Section 12(b) of the Act  NONE

Title of each class   Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

2,011,014 Trust Class A Beneficiary Interests

(Title of class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes        X        No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained herein, to the best of registrant's knowledge, in definite proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes____ No    X ___

State the aggregate market value of the voting stock held by nonaffiliates of the registrant. Not applicable. Securities are nonvoting for this purpose. Refer to Item 12 for further information.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant's Annual Report to security holders for the year ended December 31, 2002 (Part I and II)

EXPLANATORY NOTE

AFG Investment Trust C (the "Trust") hereby amends Item 15 of its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Original Filing") filed with the Securities and Exchange Commission on March 31, 2003. Item 15 of Part IV is herein amended by adding Item 15(d) (ii) as set forth herein. Any Item in the Original Filing not expressly changed hereby shall be as set forth in the Original Filing. This report speaks as of the original filing date and, except as indicated, has not been updated to reflect events occurring subsequent to the original filing date.

This amendment to Item 15(d) (ii) is being filed with the Securities and Exchange Commission to file the audited financial statements of EFG Kirkwood as of and for the year ended December 31, 2002, as required by Rule 309.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below, by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.

AFG Investment Trust C

By: AFG ASIT Corporation, a Massachusetts corporation and the Managing Trustee of the Registrant.

By: /s/ Gary D. Engle

Gary D. Engle

President and Chief Executive

Officer of the general partner of EFG and

President and a Director

of the Managing Trustee

(Principal Executive Officer)

Date :December 15, 2003

By: /s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

Date :December 15, 2003

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this annual report on Form 10-K/A of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)  designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)  evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)  presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.  The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)  all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)  any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.  The registrant’s other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

December 15, 2003

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this annual report on Form 10-K/A of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock

R i chard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

December 15, 2003

PART IV

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

Exhibit
Number

99.1	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

99.2	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

(d) Financial Statement Schedules

(ii) Financial Statements for EFG Kirkwood, LLC as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 and Report of Independent Certified Public Accountants.

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the AFG Investment Trust C (the "Trust"), Form 10-K/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

December 15, 2003

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the AFG Investment Trust C (the "Trust"), Form 10-K/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

December 15, 2003

Annex E-3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10- K/A
Amendment No. 2

(Mark One)

[X]    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended  December 31, 2002

OR

[    ]    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ___ to

Commission file number   0-21444

AFG Investment Trust C
(Exact name of registrant as specified in its charter)

Delaware 04-3157232
(State or other jurisdiction of (IRS Employer
incorporation or organization) Identification No.)

1050 Waltham Street, Suite 310, Lexington, MA 02421
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (781) 676-0009

Securities registered pursuant to Section 12(b) of the Act        NONE

Title of each class  Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Shares of Class A interests outstanding as of December 31, 2002: 1,786,753
Shares of Class B interests outstanding as of December 31, 2002: 3,024,740
(Title of class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes        X        No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained herein, to the best of registrant's knowledge, in definite proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes____ No    X___

State the aggregate market value of the voting stock held by nonaffiliates of the registrant. Not applicable. Securities are nonvoting for this purpose.

EXPLANATORY NOTE

AFG Investment Trust C (the "Trust") hereby amends Item 15 of its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Original Filing") filed with the Securities and Exchange Commission on March 31, 2003 and Form 10-K/A ("Amended Filing") filed with the Securities and Exchange Commission on December 15, 2003. Item 15 of Part IV is herein amended by amending Item 15(d) (ii) to include a predecessor auditors’ report for EFG Kirkwood LLC and adding Item 15(d) (iii) and Item 15(d) (iv) as set forth herein. Any Item in the Original Filing and Amended Filing not expressly changed hereby shall be as set forth in the Original Filing and Amended Filing. This report speaks as of the original and amended filing dates and, except as indicated, has not been updated to reflect events occurring subsequent to the original and amended filing dates.

This amendment to amend Item 15(d)(ii) is being filed with the Securities and Exchange Commission to refile the audited financial statements of EFG Kirkwood LLC as of and for the year ended December 31, 2002, and include the predecessor auditors’ report, as required by Regulation S-X Rule 309.

This amendment also adds Item 15(d) (iii) and Item 15(d) (iv) and is being filed with the Securities and Exchange Commission to file following audited financial statements, as required by Regulation S-X Rule 309:

-  DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)
Year ended April 30, 2003 and eleven months ended April 30, 2002

-  DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)
As of May 31, 2001 and 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below, by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.

AFG Investment Trust C

By: AFG ASIT Corporation, a Massachusetts corporation and the Managing Trustee of the Registrant.

By: /s/ Gary D. Engle
Gary D. Engle
President and Chief Executive
Officer of the general partner of EFG and
President and a Director
of the Managing Trustee
(Principal Executive Officer)
Date :January 21, 2004

By: /s/ Richard K Brock
Richard K Brock
Chief Financial Officer and Treasurer of AFG ASIT Corp.,
the Managing Trustee of the Trust
(Principal Financial and Accounting Officer)
Date: January 21, 2004

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this annual report on Form 10-K/A Amendment No. 2 of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)    evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)    presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle
Gary D. Engle
President of AFG ASIT Corporation,
the Managing Trustee of the Trust
(Principal Executive Officer)
January 21, 2004

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this annual report on Form 10-K/A Amendment No. 2 of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)    evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)    presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officer and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock                     Richard K Brock
Chief Financial Officer and Treasurer of AFG ASIT Corp.,
the Managing Trustee of the Trust
(Principal Financial and Accounting Officer)
January 21, 2004

PART IV

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

Exhibit
Number

99.1	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

99.2	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

(d) Financial Statement Schedules

(ii) Financial Statements for EFG Kirkwood, LLC as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 and Report of Independent Certified Public Accountants and Report of Predecessor Independent Auditors.
(iii) Consolidated Financial Statements for DSC/Purgatory, LLC (d/b/a Durango Mountain Resort) as of April 30, 2003 and 2002 and for the year ended April 30, 2003 and the eleven months ended April 30, 2002 with Report of Independent Certified Public Accountants.

(iv) Consolidated Financial Statements for DSC/Purgatory, LLC (d/b/a Durango Mountain Resort) as of May 31, 2001 and 2000 together with Report of Independent Certified Public Accountants.

Item 15(d) (ii)
EFG Kirkwood LLC
Financial Statements

EFG Kirkwood LLC

Report of Independent Certified Public Accountants

To EFG Kirkwood LLC

We have audited the accompanying statement of financial position of EFG Kirkwood LLC as of December 31, 2002, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EFG Kirkwood LLC at December 31, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Tampa, Florida
July 25, 2003

Independent Auditor’s Report

To the Members
EFG Kirkwood LLC

We have audited the accompanying statements of operations, members’ capital, and cash flows of EFG Kirkwood LLC (a limited liability company) for the year ended of December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of EFG Kirkwood LLC for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/S/ Moss Adams LLP

Stockton, California
April 12, 2002

EFG Kirkwood LLC
STATEMENTS OF FINANCIAL POSITION
December 31,

.	2002	2001

ASSETS		(unaudited)

Cash	$1,690	$--
Advances to and membership interests in:
Mountain Resort Holdings, LLC	5,828,274	6,647,792
Mountain Springs Resort, LLC	--	777,005

Total assets	$5,829,964	$7,424,797

LIABILITIES

Advances to and membership interests in Mountain Springs Resort, LLC	252,062	--

Total liabilities	252,062	--

MEMBERS’ CAPITAL

Members’ capital:
Class A	5,577,902	7,424,797
Class B	--	--

Total members’ capital	5,577,902	7,424,797

Total liabilities and members’ capital	$5,829,964	$7,424,797

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC
STATEMENTS OF OPERATIONS
For the years ended December 31,

. . . . .	. . . . 2002	. . . . 2001	. . . . 2000

(unaudited)
Income (loss) from advances to and membership interests in: Mountain Resort Holdings, LLC	$ (181,106)	$ 15,634	$ (390,191)
Mountain Springs Resort, LLC	(1,029,067)	(231,472)	(2,373,950)

Loss from advances to and membership interests	(1,210,173)	(215,838)	(2,764,141)

General and administrative expense ....	(1,700)	--	--
Interest income (expense)	3,953	(4,282)	(8,567)

Net loss	$(1,207,920)	$(220,120)	$(2,772,708)

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC
STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL
For the years ended December 31, 2002, 2001 and 2000

. .	Class A Membership	Class B Membership
	Interests	Interests	Total

Members’ capital at December 31, 1999 (unaudited)	$ 6,700,000	$ 531,110	$ 7,231,110

Members’ capital contributions	3,186,515	--	3,186,515
Net loss for the year ended December 31, 2000	(2,241,598)	(531,110)	(2,772,708)

Members’ capital at December 31, 2000	7,644,917	--	7,644,917
Net loss for the year ended December 31, 2001 (unaudited)	(220,120)	--	(220,120)

Members’ capital at December 31, 2001 (unaudited)	7,424,797	--	7,424,797

Members’ cash distribution	(640,575)	--	(640,575)

Members’ capital contribution	1,600	--	1,600
Net loss for the year ended December 31, 2002	(1,207,920)	--	(1,207,920)

Members’ capital at December 31, 2002	$5,577,902	$--	$5,577,902

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC

STATEMENTS OF CASH FLOWS
For the years ended December 31,

. . . . .	. . . . 2002	. . . . 2001	. . . . 2000

(unaudited)

Net loss	$(1,207,920)	$(220,120)	$(2,772,708)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
(Income) loss from advances to and membership interests in:
Mountain Resort Holdings, LLC	181,106	(15,634)	390,191
Mountain Springs Resort, LLC	1,029,067	231,472	2,373,950
Distributions from Mountain Resort Holdings, LLC	638,412	210,545	210,545
Changes in assets and liabilities:
Increase (decrease) in interest payable, net	--	(8,567)	8,567

Net cash provided by (used in) operating activities	640,665	197,696	210,545

Cash flows provided by (used in) investing activities:
Purchase of membership interests in:
Mountain Resort Holdings, LLC	--	--	(894,756)
Mountain Springs Resort, LLC	--	--	(1,700,000)
Advances to Mountain Springs Resort, LLC	--	--	(1,000,000)

Net cash provided by (used in) investing activities	--	--	(3,594,756)

Cash flows provided by (used in) financing activities:
Proceeds from note payable	--	--	408,241
Principal payments of note payable	--	(197,696)	(210,545)
Members’ cash distribution	(640,575)	--	--
Members’ capital contributions	1,600	--	3,186,515

Net cash (used in) provided by financing activities	(638,975)	(197,696)	3,384,211

Net change in cash and cash equivalents	1,690	--	--
Cash and cash equivalents at beginning of year	--	--	--

Cash and cash equivalents at end of year	$1,690	$--	$--

Other non-cash activities :

Interest earned on convertible debentures (Note 3)	$--	$--	$26,278
Principal on convertible debentures (Note 3)	$--	$--	$1,000,000
Conversion of principal and accrued, but unpaid, interest on convertible debentures to equity interests in Mountain Resort Holdings, LLC (Note 3) but	$ --	$ --	$ (1,059,125)
Interest earned on note receivable (Note 4)	$--	$102,001	$19,259
Recovery of principal on note receivable (Note 4)	$--	$1,000,000	$--
Exchange of principal and accrued, but unpaid, interest on note receivable for equity interests in Mountain Springs Resort, LLC (Note 4)	$ --	$ (1,121,260)	$ --

The accompanying notes are an integral part of the financial statements.

NOTE 1 – Organization

EFG Kirkwood LLC (the "Company") was formed as Tandem Capital LLC, a Delaware limited liability company, on December 2, 1998. On April 6, 1999, the Company changed its name to EFG Kirkwood LLC. The Company’s operations commenced on June 10, 1999.

The Company has two classes of membership interests identified as Class A and Class B. The Class A members are AFG Investment Trust A Liquidating Trust, AFG Investment Trust B Liquidating Trust, AFG Investment Trust C, and AFG Investment Trust D (collectively, the "AFG Trusts"). The Class B member is Semele Group Inc. The collective voting interests of the Class A members are equal to the voting interests of the Class B member; however, the Class A interest holders are entitled to certain preferred returns prior to the payment of Class B cash distributions. The manager of the Company is AFG ASIT Corporation, which also is the Managing Trustee of the AFG Trusts. (See "Note 5 – Related Party Transactions" herein for additional information concerning the relationships of the Company’s members.)

At both December 31, 2002 and 2001, the Company owned approximately 38% of each of the Series A common membership interests and the Series B preferred membership interests of Mountain Resort Holdings, LLC. At December 31, 2002 and 2001, the Company owned approximately 33% and 50%, respectively, of the common member interests of Mountain Springs Resort, LLC. The Company has no business activities other than through its membership interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC (hereinafter, collectively referred to as the "Resorts").

Mountain Resort Holdings, LLC

Mountain Resort Holdings, LLC, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. (See Note 4.)

Mountain Springs Resort, LLC
Mountain Springs Resort, LLC, through its wholly owned subsidiary, Durango Resort, LLC, owns 80% of the common member interests and 100% of the Class B preferred member interests of DSC/Purgatory, LLC, which owns and operates the Durango Mountain Resort in Durango, Colorado. (See Note 4.)

NOTE 2 – Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company classifies amounts on deposit in banks and all highly liquid investments purchased with an original maturity of three months or less as cash and cash equivalents.

Equity Ownership Investments
The Company accounts for its membership interests in the Resorts using the equity method of accounting as the Company’s ownership interest in the Resorts enables the Company to influence the operating financial decisions of the investees. Under the equity method of accounting, the carrying value of the Company's membership interests are (i) increased or decreased to reflect the Company’s share of income or loss from the Resorts and (ii) decreased to reflect any cash distributions paid by the Resorts to the Company.

The equity method of accounting is discontinued when the investment is reduced to zero and does not provide for additional losses unless the Company has guaranteed obligations of the investee or is otherwise committed to provide further financial support to the investment.

The Company defines control as the ability of an entity or person to direct the policies and management that guide the ongoing activities of another entity so as to increase its benefits and limit its losses from that other entity’s activities without the assistance of others.

Impairment Of Long-Lived Assets

During 2001, the Company accounted for the impairment of long-lived assets in accordance with SFAS No. 121. During 2002, the Company accounted for impairment of long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which the Company adopted on January 1, 2002. In accordance with SFAS No. 144 and 121, the Company evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying values of such assets may not be recoverable and exceed their fair value. Whenever circumstances indicate that an impairment may exist, the Company evaluates future cash flows of the asset to the carrying value. If projected undiscounted future cash flows are less than the carrying value of the asset, a loss is recorded in the accompanying consolidated Statements of Operations as impairment of assets. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset requires several considerations, including but not limited to: an independent appraisal or valuation model which includes the present value of expected future cash flows of the asset, current market prices and management’s market knowledge.

No impairments were recorded in 2002, 2001 or 2000.

Amortization

The Company adopted Statement of Financial Accounting Standards No. 142, ("SFAS No. 142"), "Goodwill and Other Intangible Assets" on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No. 142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. Fair value of the asset should be calculated using several valuation models, which utilize the expected future cash flows of the Trust. SFAS No. 142 requires the Company to complete a transitional goodwill impairment analysis during the quarter ended June 30, 2002. There was no material impact on the Company’s financial statements as a result of adopting SFAS No. 142.

Allocation of Profits and Losses
Profits and losses of the Company are allocated consistent with the economic priorities of the Company’s members relative to one another. The Company’s operating agreement provides that cash distributions to the Class B member are subordinate to Class A Payout. (Class A Payout is defined as the first time that the Class A members shall have been paid a cash return equal to all of their original capital contributions plus a yield of 12% per annum compounded annually, subject to certain adjustments.) Accordingly, the Company’s cumulative losses have been allocated first to the Class B member up to the amount of its original capital contribution of $750,000. Cumulative losses in excess of $750,000 have been allocated to the Class A members in proportion to their respective interests in aggregate Class A equity.

Future net income or net loss, as the case may be, will be allocated first to the Class A members until they reach Class A Payout. Neither the Class B nor the Class A members are required to make any additional capital contributions to the Company under the terms of the Company’s operating agreement.

Income Taxes
No provision for federal or state income taxes has been provided for the Company, as the liability for such income taxes is the obligation of the Company’s members.

Reclassification
Certain amounts previously reported have been reclassified to conform to the December 31, 2002 presentation.

NOTE 3 – Convertible Debentures

On June 10, 1999, the Company purchased $1,000,000 of convertible debentures from Kirkwood Associates, Inc. The debentures earned interest at the annual rate of 6.5%, compounded quarterly, and permitted the Company to convert both principal and accrued, but unpaid, interest into shares of common stock in Kirkwood Associates, Inc. at a defined conversion rate. On April 30, 2000, the Company elected to convert all of the principal and accrued, but unpaid, interest under the debentures ($1,059,125) into 962,841 shares of common stock in Kirkwood Associates, Inc. (See Note 4.)

NOTE 4 – Advances to and Membership Interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC

Mountain Resort Holdings LLC

The Company’s membership interests in Mountain Resort Holdings, LLC were obtained on April 30, 2000 as a result of the recapitalization of Kirkwood Associates, Inc. Under the recapitalization plan, the net assets of Kirkwood Associates, Inc., excluding certain tax liabilities, were contributed to Mountain Resort Holdings, LLC and the stockholders of Kirkwood Associates, Inc. exchanged their capital stock for membership interests in Mountain Resort Holdings, LLC.

At both December 31, 2002 and 2001, the Company owned approximately 38% of each of the Series A common membership interests and the Series B preferred membership interests of Mountain Resort Holdings, LLC. The Company purchased its initial equity interests in Kirkwood Associates, Inc. on June 10, 1999 at a discount to book value of approximately $3,329,000. On April 30, 2000, the Company completed certain additional equity transactions in connection with the recapitalization of Kirkwood Associates, Inc. These transactions caused the net purchase discount to be reduced to approximately $2,812,000, such amount representing the net amount by which the Company’s share of the net equity reported by Mountain Resort Holdings, LLC exceeded the purchase price paid by the Company for such interests. This difference is being treated as a reduction to the depreciable assets recorded by Mountain Resort Holdings, LLC and is being amortized as a reduction of depreciation expense over 13 years. The amortization period represents the weighted average estimated useful life of the long-term assets owned by Mountain Resort Holdings, LLC. The Company’s allocated share of the net income (loss) of Mountain Resort Holdings, LLC detailed below is adjusted for depreciation expense reductions of $213,398 in each of the years ended December 31, 2002 and 2001 and $227,629 for the year ended December 31, 2000.

A summary of the Company’s membership interest in Mountain Resort Holdings, LLC from inception to December 31, 2002 is presented in the table below.

Initial capital contribution and advances	$6,750,000
Net loss from inception to December 31, 1999 (1)	(201,317)

Membership interests and advances at December 31, 1999	6,548,683
Capital contributions	486,515
Purchase of additional membership interests	408,241
Net loss for the year ended December 31, 2000 (1)	(390,191)
Distributions	(210,545)

Membership interests and advances at December 31, 2000	6,842,703
Net income for the year ended December 31, 2001	15,634
Distributions	(210,545)

Membership interests and advances at December 31, 2001	6,647,792
Net loss for the year ended December 31, 2002	(181,106)
Distributions	(638,412)

Membership interests and advances at December 31, 2002	$5,828,274

____________
(1) The Company’s allocated share of the net income (loss) of Mountain Resort Holdings, LLC for 2001 and 2000 was determined based upon its common and preferred equity interests in Mountain Resort Holdings, LLC during the respective years/periods. From June 10, 1999 to April 30, 2000, the Company owned approximately 71% of the outstanding preferred equity interests and approximately 16% of the outstanding common equity interests of Mountain Resort Holdings, LLC. After the recapitalization on April 30, 2000, discussed above, the Company held approximately 38% of both the outstanding preferred and common equity interests of Mountain Resort Holdings, LLC. The Company’s allocated share of the net income or loss of the resort is influenced principally by the Company’s percentage share of the outstanding common interests of the resort during the respective periods. Consequently, the Company was allocated a larger share of the operating results of Mountain Resort Holdings, LLC during the period May 1, 2000 to December 31, 2000 (approximately 38%) compared to the period January 1, 2000 to April 30, 2000 (approximately 16%). The period from January 1 to April 30 is generally considered peak season for U.S. based ski resorts. During the period January 1, 2000 to April 30, 2000, Mountain Resort Holdings, LLC reported net income of approximately $3.6 million compared to a net loss of approximately $3.3 million during the period May 1, 2000 to December 31, 2000.

The table below provides summarized financial data for Mountain Resort Holdings, LLC as of and for the years ended December 31, 2002, 2001 and 2000.

.	2002	2001	2000

Total assets	$49,117,000	$51,420,000	$49,054,000
Total liabilities	$28,931,000	$28,392,000	$24,624,000
Total equity	$20,186,000	$23,028,000	$24,430,000

Total revenues	$29,462,000	$29,597,000	$27,741,000
Total operating and other income and expenses	$30,336,000	$30,117,000	$27,464,000
Net income (loss) ((2	$(874,000)	$(520,000)	$277,000

Mountain Springs Resort, LLC

The Company and a third party established Mountain Springs Resort, LLC as a 50/50 joint venture for the purpose of acquiring certain common and preferred equity interests in DSC/Purgatory, LLC. The Company and its joint venture partner provided cash funds totaling $6,800,000 to Mountain Springs Resort, LLC, each member having contributed $2,400,000 of equity and $1,000,000 in the form of loans. The loans earned interest at the rate of 11.5% annually until their maturity on November 1, 2001 whereupon both the Company and its joint venture partner converted their respective loan principal and accrued, but unpaid, interest ($1,121,260 each) into equity interests in Mountain Springs Resort, LLC.

A wholly owned subsidiary of Mountain Springs Resort, LLC, Durango Resort, LLC, was established to acquire 80% of the common membership interests and 100% of the Class B preferred membership interests of DSC/Purgatory, LLC at a cost of approximately $6,311,000, including transaction costs of approximately $311,000. Subsequently, Mountain Springs Resort, LLC contributed additional equity totaling $302,400 to DSC/Purgatory LLC to pay its share of costs associated with planning for the development of Mountain Springs Resort, LLC’s real estate.

The assets, liabilities and equity of DSC/Purgatory, LLC were contributed at estimated fair value. The acquisition of DSC/Purgatory, LLC was accounted for using the purchase method of accounting. Accordingly, the excess of the purchase price over the net identifiable assets of DSC/Purgatory, LLC, or approximately $311,000, was allocated to goodwill and was amortized over a period of 13 years, through December 31, 2001. The Company’s allocated share of the net loss of Mountain Springs Resort, LLC includes amortization expense for goodwill of $11,970 and $6,983 in 2001 and 2000, respectively. The amount amortized had been included in equity income(loss) as an offset to the Advances to and membership interests in Mountain Springs Resort, LLC. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", the discontinuance of goodwill amortization was effective as of January 1, 2002.

The remaining equity interests of DSC/Purgatory, LLC, consisting of 20% of the common membership interests and 100% of the Class A preferred membership interests, are owned by a third party. The Class A preferred membership interests are senior to the other equity interests in DSC/Purgatory, LLC. Consequently, the Company’s economic interests in DSC/Purgatory, LLC are subordinate to the Class A member and have resulted in the Company recognizing a larger share of the net losses reported by DSC/Purgatory, LLC than would be the case if all equity interests were pari passu.

In October 2002, an existing owner and an unrelated third party contributed approximately $2.5 million to Mountain Springs. As a result of the capital contribution, EFG Kirkwood’s membership interest in Mountain Springs decreased from 50% to 33%. Mountain Springs used the proceeds from the additional capital contribution to exercise an option to purchase 51% of Durango Mountain Land Company, LLC, a real estate development company owning land in Durango, Colorado.

A summary of the Company’s advances to and membership interests in Mountain Springs Resort, LLC from inception to December 31, 2002 is presented in the table below.

Initial capital contribution	$700,000
Net loss from inception through December 31, 1999 (1)	(17,573)

Membership interests and advances at December 31, 1999	682,427
Capital contributions	2,700,000
Net loss for the year ended December 31, 2000 (1)	(2,373,950)

Membership interests and advances at December 31, 2000	1,008,477
Net loss for the year ended December 31, 2001	(231,472)

Membership interests at December 31, 2001	777,005
Net loss for the year ended December 31, 2002	(1,029,067)

Membership interests and advances at December 31, 2002	$(252,062)

________
(1) Mountain Springs Resort, LLC purchased its interest in DSC/Purgatory, LLC effective May 1, 2000. The Company’s allocated share of net loss of Mountain Springs Resort, LLC prior to May 1, 2000 does not include any share of the income or loss from DSC/Purgatory, LLC.

As of December 31, 2002, the Company owns 33% of Mountain Springs Resort, LLC, which through a wholly owned subsidiary, Durango Resorts, LLC, owns 80% of the common membership interests and 100% of the Class B preferred membership interests of DSC/Purgatory, LLC. The operations of Mountain Springs Resort, LLC and Durango Resort, LLC are immaterial except for their investments in the entities as described above.

In accordance with equity method accounting, an equity investment may be reduced below zero if the investor has guaranteed obligations of the investee. During 2002, the Company’s investment in Mountain Springs Resort was reduced below zero as a result of the Company’s guarantee of a revolving line of credit for DSC/Purgatory LLC. (See Note 6).

The table below provides summarized financial data for DSC/Purgatory, LLC as of and for the years ended December 31, 2002, 2001 and 2000.

	2002	2001	2000

Total assets	$28,491,000	$29,793,000	$27,971,000
Total liabilities	$22,534,000	$20,904,000	$19,188,000
Total equity	$5,957,000	$8,889,000	$8,783,000

Total revenues (2)	$15,198,000	$15,250,000	$5,008,000
Total operating and other income and expenses (2) (1)	$17,834,000	$15,648,000	$9,725,000
Net loss (2)	$(2,636,000)	$(398,000)	$(4,717,000)
____________

(2) The Company became a member of DSC/Purgatory, LLC on May 1, 2000. Accordingly, amounts reflected for 2000 are for the period May 1, 2000 through December 31, 2000 and therefore excludes what is generally considered peak season for U.S. based ski resorts.

Due to the economic downturn in the tourism industry following September 11, 2001 terrorist attacks, the Company evaluated the fair value of its investments in the Resorts. The Company hired an independent third party appraiser who used a valuation model to determine the fair value of the investments in the Resorts, which included expected future cash flows from each of the Resorts. Based on the Company’s overall industry knowledge and the valuation performed by the appraiser, the Company concluded that no impairment of the Company’s investments in the Resorts was necessary as of December 31, 2002.

NOTE 5 – Related Party Transactions

The Company’s Class A and Class B members and its manager are affiliated. Semele Group Inc., through a wholly owned subsidiary, owns and controls the Company’s manager, AFG ASIT Corporation, as well as a controlling voting interest in each of the AFG Trusts.

The membership interests of the Company are owned as follows:

Percentage

Class A membership interests

AFG Investment Trust A Liquidating Trust	10%
AFG Investment Trust B Liquidating Trust	20%
AFG Investment Trust C	40%
AFG Investment Trust D	30%

Total Class A membership interests	100%

Class B membership interests

Semele Group Inc.	100%

NOTE 6 – Guarantee

On August 1, 2001, the Company entered into a guarantee agreement whereby EFG Kirkwood guarantees the payment obligations under a revolving line of credit between Mountain Springs and a third party lender. Another investor in the ski resort also separately guarantees the payment obligation under the line of credit. The amount of the guarantee is equal to the outstanding balance of the line of credit which cannot exceed the principal balance of $3,500,000. The Company’s guarantee would require payment only in the event of default on the line of credit by DSC/Purgatory, LLC in an amount equal to amounts advanced less any amounts recovered from the other guarantor on the line. As of December 31, 2002, the outstanding balance on the line of credit was $2,550,000. The revolving line of credit is scheduled to mature in October 2004. During 2002, the Company’s investment in Mountain Springs Resort, LLC was reduced below zero as a result of the Company’s guarantee of the revolving line of credit. (See Note 4).

NOTE 7 – Members’ Capital Contributions and Distributions

In December 2002, the Company declared and made a $640,575 distribution to the Class A members, allocated in accordance with their respective membership interests. During 2002, the members made a $1,600 capital contribution to the Company in accordance with their respective membership interests.

During the year ended December 31, 2000, the members made capital contributions totaling $3,186,515 in accordance with their respective membership interests. The Company used these capital contributions to purchase additional ownership interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC. (See Note 4).

NOTE 8 – Recent Accounting Pronouncements

In November 2002, the FASB issued Interpretation No. 45, "Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued.  It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.   The adoption of FIN 45 did not have a material impact on the Company’s financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities ("FIN 46"). This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do not have the characteristics of a controlling financial interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires a company to evaluate all existing arrangements to identify situations where a company has a "variable interest," commonly evidenced by a guarantee arrangement or other commitment to provide financial support, in a "variable interest entity," commonly a thinly capitalized entity, and further determine when such variable interest requires a company to consolidate the variable interest entities financial statement with its own. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date.  In October 2003, the FASB issued a Final FASB Staff Position deferring the effective date of FIN 46 for all public entities until the first interim or annual period ending after December 15, 2003. As such, FIN 46 will be effective for the Company as of December 31, 2003. Based on the recent release of this interpretation, the Company has not completed its assessment as to whether or not the adoption of this interpretation will have a material impact on its financial statements.

The Company is currently evaluating its investments in Mountain Resort Holdings LLC and Mountain Springs Resort LLC to determine if they meet the definition of a variable interest entity as defined in FIN 46. As of September 30, 2003, the Company’s maximum exposure of equity investments which could be effected by FIN 46 is $10.4 million, which represents the carrying value of the Company’s investments plus the outstanding balance on the revolving line of credit discussed in Note 6 above.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, SFAS No. 150 requires an issuer to classify certain instruments with specific characteristics described in it as liabilities (or as assets in some circumstances). Specially, SFAS No. 150 requires that financial instruments issued in the form of shares that are mandatorily redeemable; financial instruments that embody an obligation to repurchase the issuer’s equity shares or are indexed to such an obligation; or financial instruments that embody an unconditional obligation or a conditional obligation that can be settled in certain ways be classified as liabilities.

In October 2003, the FASB deferred for an indefinite period the application of the guidance in SFAS No. 150 to noncontrolling interests that are classified as equity in the financial statements of the subsidiary but would be classified as a liability in the parent's financial statements under SFAS No. 150 (e.g., noncontrolling interests in limited-life subsidiaries).  The FASB decided to defer the application of SFAS No. 150 to these noncontrolling interests until it could consider some of the resulting implementation issues associated with the measurement and recognition guidance for these noncontrolling interests.

0307-0447419

Item 15(d)(iii)

Consolidated Financial Statements

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Year ended April 30, 2003 and eleven months ended April 30, 2002 with Report of Independent Certified Public Accountants

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Financial Statements

Year ended April 30, 2003 and eleven months ended April 30, 2002

Contents

Report of Independent Certified Public Accountants 1

Consolidated Financial Statements

Consolidated Balance Sheets 2
Consolidated Statements of Operations 4
Consolidated Statements of Members’ Capital (Deficit) 5
Consolidated Statements of Cash Flows 6
Notes to Consolidated Financial Statements 8

0307-0447419

Report of Independent Certified Public Accountants

The Members
DSC/Purgatory, LLC

We have audited the consolidated balance sheets of DSC/Purgatory, LLC (a Colorado limited liability company d/b/a Durango Mountain Resort) as of April 30, 2003 and 2002 and the related consolidated statements of operations, members’ capital (deficit) and cash flows for the year ended April 30, 2003 and for the eleven months ended April 30, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of DSC/Purgatory, LLC at April 30, 2003 and 2002, and the consolidated results of its operations and cash flows for the year ended April 30, 2003 and for the eleven months ended April 30, 2002, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

July 30, 2003,
except for Note 9, as to which the date is
November 19, 2003

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Balance Sheets

	April 30
	2003	2002

Assets
Current assets:
Cash	$511,338	$1,305,516
Accounts receivable, net of allowance for doubtful accounts of $18,225 and $77,358, respectively	312,907	793,095
Accounts receivable – related parties	124,869	296,024
Inventory and supplies	488,764	609,861
Prepaid expenses	359,572	139,991
Entitlement note receivable – related party	1,158,996	–
Current portion of note receivable – related party	39,537	–

Total current assets	2,995,983	3,144,487

Property and equipment:
Land, buildings and improvements	9,609,127	8,818,057
Ski lifts and trails	9,229,376	8,395,729
Machinery and equipment	3,754,984	3,983,921
Construction in progress	–	14,023

Subtotal	22,593,487	21,211,730
Accumulated depreciation	(5,315,659)	(3,601,905)

Total property and equipment, net	17,277,828	17,609,825

Note receivable – related party	460,463	500,000
Real estate development costs	1,146,305	1,963,856
Restricted cash and investments	1,958,744	3,575,690
Special use permit, net of accumulated amortization of $90,900 and $60,613, respectively	1,120,440	1,148,204
Other assets, net of accumulated amortization of $66,975 and $24,525, respectively	661,591	823,230

Total assets	$25,621,354	$28,765,292

0307-0447419

	April 30
	2003	2002

Liabilities and members’ capital
Current liabilities:
Accounts payable	$1,797,785	$1,473,747
Accounts payable – related parties	60,943	83,542
Deferred revenue	854,014	690,689
Line of credit	725,000	126,000
Accrued expenses and other current liabilities	1,207,903	1,290,818
Current portion of bonds, notes payable and obligations under capital leases	1,104,797	1,017,451

Total current liabilities	5,750,442	4,682,247
Bonds, notes payable and obligations under capital leases	11,899,753	12,974,874

Total liabilities	17,650,195	17,657,121

Commitments and contingencies
Minority interest	200	200

Members’ capital:
Duncan Interests	6,394,192	7,122,395
Durango Resorts, LLC	1,576,767	3,985,576

Total members’ capital	7,970,959	11,107,971

Total liabilities and members’ capital	$25,621,354	$28,765,292

See accompanying notes.

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Operations

	Year ended April 30 2003	Eleven months ended April 30 2002

Revenues:
Lift operations	$6,674,589	$7,330,090
Commercial and other mountain	5,480,298	5,502,462
Other	2,526,603	1,174,716

	14,681,490	14,007,268

Operating expenses:
Lift operations	3,041,494	2,881,157
Commercial and other mountain	4,935,544	4,224,377
General administrative and marketing	4,954,851	4,550,578
Depreciation and amortization	1,892,372	1,730,382
Other	1,593,564	1,099,867

Total operating expenses	16,417,825	14,486,361

Loss from operations	(1,736,335)	(479,093)

Interest expense, net	896,677	1,023,310

Net loss	$(2,633,012)	$(1,502,403)

See accompanying notes.

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Members’ Capital (Deficit)

	Duncan Interests			Durango Resorts, LLC

	Class A Preferred	Common	Total Duncan	Class B Preferred	Common	Total Durango Resort, LLC	Total

Balances at May 31, 2001	$7,500,000	$ (77,125)	$7,422,875	$6,000,000	$ (812,501)	$5,187,499	$12,610,374
Net loss	–	(300,481)	(300,481)	–	(1,201,922)	(1,201,922)	(1,502,403)

Balances at April 30, 2002	7,500,000	(377,606)	7,122,394	6,000,000	(2,014,423)	3,985,577	11,107,971
Distributions	–	(201,600)	(201,600)	–	(302,400)	(302,400)	(504,000)
Net loss	–	(526,602)	(526,602)	–	(2,106,410)	(2,106,410)	(2,633,012)

Balances at April 30, 2003	$7,500,000	$(1,105,808)	$6,394,192	$6,000,000	$(4,423,233)	$1,576,767	$ 7,970,959

See accompanying notes.

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Cash Flows

	Year ended April 30 2003	Eleven months ended April 30 2002

Cash flows from operating activities
Net loss	$(2,633,012)	$(1,502,403)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,892,372	1,730,382
Bond discount amortization	15,684	279,366
Loss on disposal of assets	164,378	205,430
Changes in assets and liabilities:
Accounts receivable	480,188	(367,858)
Accounts receivable – related parties	171,155	(134,024)
Inventory and supplies	121,097	(214,413)
Prepaid expenses	(219,581)	112,977
Real estate development costs	(435,354)	(1,298,280)
Other assets	119,189	(5,995)
Accounts payable	324,038	1,195,620
Accounts payable – related parties	(22,599)	(37,128)
Deferred revenue	163,325	165,290
Accrued expenses and other current liabilities	(82,915)	98,877

Net cash (used in) provided by operating activities	(352,126)	227,841

Cash flows from investing activities
Additions to property and equipment	(1,654,535)	(950,216)
Proceeds from sale of property	–	99,500

Net cash used in investing activities	(1,654,535)	(850,716)

Continued on next page.
0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Cash Flows (continued)

	Year ended April 30 2003	Eleven months ended April 30 2002

Cash flows from financing activities
Proceeds from line of credit	$3,224,000	$2,673,025
Payments on line of credit	(2,625,000)	(2,547,025)
Proceeds from Series 2001 bonds	–	11,685,613
Payments on note payable	(265,035)	(319,881)
Payments on Series 2001 bonds	(670,000)	(163,750)
Payments on Series 1989 bonds	–	(9,256,950)
Payments on capital leases	(68,428)	(63,330)
Decrease (increase) in restricted cash	1,616,946	(2,118,659)

Net cash provided by (used in) financing activities	1,212,483	(110,957)

Net decrease in cash and cash equivalents	(794,178)	(733,832)
Cash and cash equivalents, beginning of period	1,305,516	2,039,348

Cash and cash equivalents, end of period	$511,338	$1,305,516

Supplemental disclosures of cash flow information
Cash paid for interest, net of amounts capitalized	$982,526	$1,234,484

Supplemental schedules of non-cash activity
Distributions	$504,000	$–

Change in entitlement note receivable	$(1,662,996)	$–

Change in real estate development costs	$1,252,905	$–

ElkPoint note receivable for sale of building	$–	$500,000

Forgiveness of accounts payable related party	$–	$75,043

See accompanying notes.

0307-0447419

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Notes to Consolidated Financial Statements

April 30, 2003

1. Ownership and Operations

DSC/Purgatory, LLC, is a Colorado limited liability company doing business as Durango Mountain Resort (the Company or the Resort). The Company is the owner and operator of a year-round resort community located on 100 acres approximately 25 miles north of Durango, Colorado.

Operations are varied and seasonal and include:

•  Alpine and Nordic skiing and related programs
•  Rental program and property management
•  Rental and retail shops
•  Restaurants, catering and conventions
• Adventure programs ranging from equestrian, mountain biking, fly fishing, hiking, climbing, and miniature golf
• Real estate development and sales

The ownership and associated interests of each Company member is as follows:

	Common	Preferred Class A	Preferred Class B

Durango Resorts, LLC (Durango)	80%	–%	100%
Duncan Interests:
T-H Land Company, LLP (T-H)	13	65	–
Hermosa Partners, LLP (Hermosa)	5	25	–
Duncan Mountain, Inc. (DMI)	2	10	–

Totals	100%	100%	100%

0307-0447419

DSC/Purgatory, LLC(d/b/a Durango Mountain Resort)Notes to Consolidated Financial Statements (continued)

1. Ownership and Operations (continued)

T-H, Hermosa, and DMI are related to each other through common ownership and collectively referred to as the Duncan Interests.

The profits and losses of the Company are allocated to the members based upon their respective common ownership interests. If any cash distributions are declared, the Class A preferred interests are entitled to a priority distribution of $7.5 million followed by the Class B preferred interest, which is then entitled to a priority cash distribution of $6 million. After the priority distributions have been made, the Class A and Class B preferred interests will share pari passu distributions until each has received a 6% compounded, cumulative preferred return. After the priority and preferred distributions, any additional distributions shall be based upon the common ownership interests.

ElkPoint Development, LLC

During the year ended May 31, 2001, the Company formed ElkPoint Development, LLC (ElkPoint), as a wholly owned subsidiary of the Company. ElkPoint is primarily engaged in real estate sales and development on a 1.4-acre parcel adjacent to the core village (the ElkPoint Parcel).

ElkPoint was initially capitalized with approximately $750,000 in assets consisting of a clubhouse ($550,000), land ($50,000), and utility taps ($150,000). The ElkPoint Parcel was subdivided into 14 residential townhome lots and one commercial lot upon which the existing building is located. Elkpoint has incurred and capitalized $349,364 and $472,302 as of April 30, 2003 and 2002, respectively, on development, engineering and architectural costs related to the development and construction of the ElkPoint parcel.

During the eleven-month period ended April 30, 2002, ElkPoint sold a clubhouse and one utility tap to the Master Owners Association (MOA) for $500,000 for use as a clubhouse resulting in a loss of approximately $55,000. The MOA is an association of the resort condominium owners. In conjunction with the sale, the MOA issued a $500,000 note payable that accrues interest at 5% annually. The note requires monthly interest-only payments through May 2003 and monthly principal and interest payments thereafter through the May 2013 maturity date. ElkPoint recorded $24,958 and $28,531 in interest income related to the note payable in 2003 and 2002, respectively.

0307-0447419

1. Ownership and Operations (continued)

As of April 30, 2002, ElkPoint had entered into an agreement to sell seven phase II townhome lots and utility taps to San Juan Mountain Investments, LLC (SJMI), a developer, for approximately $750,000. As payment, SJMI placed approximately $258,000 in escrow at closing, with the balance to be paid in increments as each constructed townhome is sold to a buyer. Thus, no revenue was recognized as of April 30, 2002, for the sale and the $258,000 deposit was recorded as deferred revenue. The sales agreement also included an option to purchase seven phase I townhome lots.

During 2003, SJMI sold all of the phase II townhome lots to third party buyers, at which time ElkPoint recorded as revenue the $258,000 deposit along with the additional cash proceeds from SJMI of approximately $492,000.

Also during 2003, SJMI exercised its option to purchase the seven phase I townhome lots. As part of this sale, Elkpoint received and recorded as revenue $497,000 for sale of the land and utility taps. Additionally, as part of the sales agreement, ElkPoint was to be reimbursed for all costs incurred related to the improvement of the land of approximately $175,000 plus additional cash proceeds of approximately $280,000 to be received upon SJMI’s sale of the townhome lots to third-party buyers. As of April 30, 2003, none of these lots had been sold to third-party buyers.

Durango Mountain Realty, LLC

During the year ended May 31, 2001, the Company and an unrelated third party formed Durango Mountain Realty, LLC (Realty), an 80% owned subsidiary of the Company. All profits and losses of Realty are allocated 100% to the Company, after deducting employment compensation of the other member. Realty is primarily engaged in the marketing and sale of real estate in the Resort and Durango area. The investment by the related party is recorded as minority interest.

Realty recorded $145,454 and $185,000 as of April 30, 2003 and 2002, respectively, as restricted cash and deferred revenue related to deposits received from third-party buyers of real estate.

0307-0447419

1. Ownership and Operations (continued)

Durango Mountain Land Company, LLC

In May 2000, Durango signed an option agreement (Option I) with T-H to purchase a 51% interest in approximately 500 acres of unentitled real estate owned by T-H surrounding the Resort. To proceed with real estate development on the 500 Option I acres and the 100 acres owned by the Resort, the Company initiated certain entitlement and master planning (Entitlement) activities. In conjunction with Option I, Durango and T-H contributed a total of $504,000 toward initial Entitlement costs, which were originally recorded as capital contributions by the Company. The costs were paid 60% by Durango and 40% by T-H or $302,400 and $201,600, respectively ($504,000, in total).

In fiscal year 2003, Durango exercised Option I by paying T-H approximately $2.5 million. In conjunction with the exercise of this option, Durango and T-H formed Durango Mountain Land Company, LLC (Landco). On October 25, 2002, Durango and T-H signed an operating agreement in which it was agreed that Landco would acquire, develop, and otherwise operate this real estate. Additionally as part of this agreement, DSC/Purgatory agreed to reimburse Durango and T-H for their original capital contributions of $302,400 and $201,600, respectively.

Pursuant to the operating agreement, Durango and Landco agreed to allocate 84% of the real estate development costs already incurred in excess of the initial $504,000 to Landco and 16% to the Resort. The total payable of $504,000 due to Durango and T-H was netted against the outstanding receivable from Landco in 2003.

2. Significant Accounts and Policies

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of its two subsidiaries, ElkPoint Development, LLC, and Durango Mountain Realty, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

0307-0447419

2. Significant Accounts and Policies (continued)

Change in Presentation

Historically, the Resort reported on a fiscal year ending May 31. Effective with the 2002 fiscal year, the Resort changed its year end to April 30; therefore, the financial statements for the period just completed are of and as for the twelve months ended April 30, 2003 and the comparative prior year are as of and for the eleven months ended April 30, 2002.

Reclassification

Certain reclassifications have been made in the prior year’s financial statements to conform to classifications used in the current year.

Cash

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company and its subsidiaries are limited liability companies; therefore, the income tax results and activities flow directly to, and are the responsibility of the Members. As a result, the accompanying consolidated financial statements do not reflect a provision for federal or state income taxes.

Restricted Cash and Investment

The Company maintains reserve funds to secure future bond service obligations as required under the bond agreements. Amounts on deposit in the reserve funds will be transferred to the bond trustee, as needed, to cover any qualified resort improvements, operating expenses (under limited conditions), and deficiencies in required bond service payments. Reserve funds held are invested in U.S. governmental securities. The Company has the positive intent and ability to hold all of its investment securities to maturity and does not engage in trading or sales activity relating to these investments. These investments are classified as held to maturity and are recorded at amortized cost, which approximates their fair value.

2. Significant Accounts and Policies (continued)

Other amounts held as current restricted cash include, reserves under various insurance and sales contracts.

Components of restricted cash and investments are as follows:

	April 30
	2003	2002

Bond funds:
Construction (available for future qualifying Resort improvements)	$ 683,609	$1,540,466
Sinking reserve	1,184,500	1,191,360
Operating reserve (available for operations under limited conditions)	90,000	700,000
Property tax	–	80,933
Cost of issuance	635	62,931

Total	$1,958,744	$3,575,690

Accounts Receivable and Related Allowances

Accounts receivable consists mostly of trade and vacation wholesaler receivables primarily related to the most recent winter season. The allowance for doubtful accounts is based on an analysis of all receivables for possible impairment issues and historical write-off percentages. Account balances are written off when deemed uncollectible.

Inventory

Inventory consists primarily of retail clothing, ski equipment, and food and beverage inventories. Inventories are valued at the lower of cost or market value, generally using the average cost method, on a first-in, first-out basis.

0307-0447419

2. Significant Accounts and Policies (continued)

Property, Equipment and Special Use Permit

The Company owns approximately 100 acres of the base area land including approximately 35,000 square feet of commercial facilities in the village plaza. The Company also has a significant investment in ski trails, lifts and related assets located on land leased from the United States Forest Service (USFS) under a special use permit (including two restaurant facilities on USFS land containing an aggregate of approximately 15,000 square feet of commercial space). The special use permit was renewed in 1999 for a 40-year term, which expires in 2039. The special use permit is included in other assets in the accompanying consolidated financial statements as of April 30, 2003 and 2002, at approximately $1,120,440 and $1,148,000, respectively, net of accumulated amortization.

Property and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the related assets as follows:

Useful Lives in Years

Buildings and improvements	5 to 40
Ski lifts and trails	10 to 40
Machinery and equipment	3 to 15

Impairment of Long-Lived Assets and Intangibles

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 144, Accounting For the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of , and requires that one accounting impairment model be used for long-lived assets to be disposed of by sales, whether previously held and used or newly acquired, and broadens the presentation of discontinued operations to include more disposal transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001.

0307-0447419

2. Significant Accounts and Policies (continued)

In connection with SFAS 144, the Company reviews its long-lived assets and certain identifiable intangibles for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. If the review reveals an impairment as indicated based on undiscounted cash flows, the carrying amount of the related long-lived assets or identifiable intangibles are adjusted to fair value. There has been no impairment of the Company’s long-lived assets or identifiable intangibles.

Real Estate Development Costs

The Company has been involved in real estate entitlement activity over the last 36 months. This entitlement activity primarily involves the approximate 100 acres owned by the Resort and the approximate 500 acres owned by Landco. The Company pays certain real estate development expenses on behalf of Landco and records these as a related party accounts receivable on the balance sheet, accruing simple interest at 9% (Entitlement Note). The Company capitalizes development costs related to its 100 acres when it clearly relates to the acquisition, development, and construction of the real estate project. Capitalized development costs were $435,354 and $1,298,280 for the year ended April 30, 2003 and the eleven months ended April 30, 2002, respectively. These costs are recorded on the consolidated balance sheets as real estate development costs.

Accounts Payable

Accounts payable balances represent trade obligations associated with the most recent winter season and preparation for the summer season. Upon presentation for payment, they will be funded through available cash balances or the Company’s line of credit.

Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximate fair value due to the short-term maturities of these assets and liabilities.

The carrying amount of the Company’s short-term and long-term debt and note receivables approximates fair value.
2. Significant Accounts and Policies (continued)

Estimates and Assumptions

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies. Estimates have been prepared on the basis of the most current and best available information and actual results could differ from those estimates.

Other Assets

Other assets consist primarily of debt issuance costs and deferred finance charges, which are amortized over the life of the related obligation. These costs total approximately $373,000 and $433,000, net of accumulated amortization, as of April 30, 2003 and 2002, respectively. The remaining balances in the April 2002 account relates to capitalized tap fees held by ElkPoint that were subsequently sold.

Revenue Recognition

The Resort’s revenues are derived from a wide variety of sources, including sales of lift tickets, ski school tuition, dining, retail stores, equipment rentals, hotel management operations, travel reservation commissions, and commercial property rentals, and are recognized as services are performed.

The Resort records deferred revenue related to the sale of season ski passes, deposits relating to the sale of real estate, and proceeds placed in escrow pending future release events. The number of visits by season pass holders is estimated based on historical data, and the deferred revenue is recognized throughout the season based on this estimate. Real estate sales and related costs of sales are recognized when the deferral release events, generally transfer of title, are triggered.

0307-0447419

2. Significant Accounts and Policies (continued)

The following table outlines the deferred revenue as of April 30, 2003 and 2002.

	April 30
	2003	2002

Real estate sales:
ElkPoint	$–	$258,000
Realty	145,454	185,500
Hotel deposits	65,609	–
Season pass	642,951	247,189

	$854,014	$690,689

Advertising Costs

Advertising costs are charged to operations as incurred. Advertising costs were approximately $827,000 and $878,000 for the periods ended April 30, 2003 and 2002, respectively.

Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities include the following:

	April 30
	2003	2002

Payroll and vacation obligations	$409,550	$387,444
Seasonal trade accruals	231,257	357,000
Airline guarantee	176,000	242,082
Advance deposits	–	143,216
Interest expense	72,137	77,000
Pending litigation	70,486	60,000
Property taxes	98,548	17,788
Special use permit fees	140,626	4,001
Other	9,299	2,287

	$1,207,903	$1,290,818

3. Liquidity

The Resort has historically generated net losses and working capital deficits. Such losses and working capital deficits, as well as amounts required to fund its capital expenditures, have been funded through related party borrowings and capital contributions from Members. Management believes that the cash on hand, cash flow from operations, and repayment from related parties will provide adequate working capital to fund its future activities.

4. Debt

Long-term debt consists of the following:

	April 30
	2003	2002

Series 2001A Recreational Facilities Revenue Bonds (RFRB), tax exempt interest at 6.875%, with a maturity date of February 2012, with principal payments deferred until 2007, interest payments submitted to the trustee on a quarterly basis, secured in parity by certain real property and assets of the Company. The outstanding balance is net of a $137,000 unamortized discount at April 30, 2003.
	$ 8,707,829	$ 8,692,169

Series 2001B Recreational Facilities Revenue Bonds (RFRB), interest of 9% with a maturity date of February 2006, interest and principal payments are submitted to the trustee on a quarterly basis, secured in parity by certain real property and assets of the Company.	2,166,250	2,836,250

Note payable to a third party, interest at prime plus 1%, (5.25% at April 30, 2003); principal and interest payable in December, January, February, March and April each year with unpaid principal due on maturity, April 1, 2008. Secured by certain assets of the Company.	1,480,107	1,726,823
0307-0447419

4. Debt (continued)

Long-term debt consists of the following:

	April 30
	2003	2002

Mortgage payable, interest at 8%, principal and interest payable monthly with unpaid principal due on maturity, October 1, 2016 Secured by the underlying real estate.	$ 462,313	$ 480,632
Capital lease obligations at interest rates ranging from 6.9% to 10.7%.	188,051	256,451

Total debt	13,004,550	13,992,325
Less current portion	1,104,797	1,017,451

Long-term portion of debt	$11,899,753	$12,974,874

The RFRB agreements include various covenants and restrictions, the most restrictive of which relates to limits on the payment of dividends, capital expenditures, financial ratios, and the incurrence or guarantee of additional debt. Additionally, the Company must engage an independent consultant to make recommendations with respect to pricing and charges if Net Cash Flow, as defined, of the Company in any fiscal year is less than 115% of the principal and interest on all outstanding bonds, purchase money debt, and additional indebtedness which become due in such fiscal year. The cash flows for the year ended April 30, 2003, totaled less than 115%; therefore, an independent consultant was engaged to evaluate the Company’s pricing structure. The independent consultant’s report was delivered to the trustee of the bondholders, which concluded that the Company was not in violation of the restrictive covenant.

The Company finances a portion of its machinery and equipment under capital lease obligations at interest rates ranging from 6.9% to 10.7%. Amortization of assets recorded under capital leases is included in depreciation expense.

0307-0447419

4. Debt (continued)

Following is a summary of future principal payments on outstanding debt and capital leases as of April 2003:

	Capital
	Leases	Debt	Total

2004	$91,808	$1,012,989	$1,104,797
2005	91,808	1,080,450	1,172,258
2006	28,450	1,213,830	1,242,280
2007	–	1,505,852	1,505,852
2008	–	1,613,269	1,613,269
Thereafter	–	6,390,109	6,390,109

	$212,066
Less amounts representing interest	24,015		24,015

PV of future minimum lease payments	188,051	$12,816,499	$13,004,550

Less current portion	76,178

Long-term capital lease obligations	$111,873

Line of Credit

The Company maintains a $3.5 million seasonal line of credit with a local bank. Interest on the line is accrued at prime plus 1% (5.25% at April 30, 2003) and paid monthly. The line must be paid to zero for 30 days each annual period. The line matures each August, at which time it automatically renews unless terminated by either party. Senior collateral for the line consists of the 30,000 square foot commercial space in the Village Center building and certain real property and assets of the Company on parity with the municipal bond indebtedness. As of April 30, 2003 and 2002, the Company’s outstanding balance under its seasonal line of credit totaled approximately $725,000 and $126,000, respectively.

0307-0447419

5. Commitments and Contingencies

During the normal course of its operations, the Resort has been named a defendant in several ski-related lawsuits that the Company and its insurance carriers are actively contesting. In management’s opinion, the outcome of these disputes, net of insurance recoveries, will not have a significant effect on the Resort’s financial position or results of operations.

The Resort leases office and other facilities and certain equipment under long-term operating leases. Total rent expense for all operating leases for the periods ended April 30, 2003 and 2002, was approximately $234,000 and $157,000, respectively. Aggregate future minimum rental commitments under noncancellable operating leases are as follows:

2004	$234,000
2005	85,000
2006	85,000

Total	$404,000

From year to year, the Resort has executed agreements with airline companies to provide direct flights to Durango. These agreements require the Resort to guarantee specified minimum airline revenue. In 2003, the Resort only executed one guarantee agreement from Houston for which the maximum amount due under the agreement was $200,000. As of April 30, 2003, the Resort has recorded a payable of $176,000 related to this guarantee. The Resort does not plan on executing any future agreements with airline companies.

6. Recently Issued Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements 4, 44, and 64, Amendment of FASB Statement 13, and Technical Corrections (SFAS 145). This statement rescinds SFAS 4, SFAS 44, and SFAS 64. In addition, it also amends SFAS 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. The Company does not expect adoption of SFAS 145 to have a material impact, if any, on its financial position or results of operations.

0307-0447419

6. Recently Issued Accounting Pronouncements (continued)

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146). This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring) . This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with earlier application encouraged. The Company does not expect adoption of SFAS 146 to have a material impact, if any, on its financial position or results of operations.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation– Transition and Disclosure (SFAS 148), an amendment of SFAS 123. SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. This statement is effective for financial statements for fiscal years ending after December 15, 2002. SFAS 148 will not have any impact on the Company’s financial statements.

7. Related Party Transactions

Following are the related party accounts included in the accompanying consolidated balance sheet:

	Receivable		Payable
	April 30 2003	April 30 2002	April 30 2003	April 30 2002

Duncan	$–	$66,164	$–	$(1,573)
Durango	–	36,178	–	(26,471)
Landco	1,158,996	–	(16,049)	–
MOA	500,000	500,000	–	–
Other affiliates	124,869	193,682	(44,894)	(55,498)

Totals	$1,783,865	$796,024	$(60,943)	$(83,542)

7. Related Party Transactions (continued)

Amounts receivable are from affiliated homeowner’s associations, rental program participants, commercial space lessees and Landco. The notes receivable are from the MOA (an affiliated homeowner’s association) and Landco (the entitlement note receivable – related party). Amounts payable are to affiliated condo owners and Landco.

Insurance coverage is purchased through an insurance agency in which Duncan has a financial interest. Payments under such insurance contracts were approximately $82,000 and $74,000 for the periods ended April 30, 2003 and 2002, respectively.

The Landco receivable is an unsecured promissory note which bears simple interest at nine percent (9%) per annum and is payable in full on April 30, 2008.

The MOA receivable is a promissory note, secured by the building purchased by MOA, which bears simple interest at five percent (5%) per annum and is payable in installments until June 14, 2013.

8. Employee Benefit Plan

The Company sponsors a 401(k) defined contribution plan covering all employees over 21 years of age that meet certain experience requirements. The Company matches employee contributions based upon a set formula. In addition, each year management determines discretionary contributions to be made by the Company. For the periods ended April 30, 2003 and 2002, employer contributions to the plan totaled $32,219 and $24,874, respectively.

9. Subsequent Events

Subsequent to year-end on September 4, 2004, the Company agreed to the sale of all developable parcels within the 100 acres that it owns to Landco for approximately $2.2 million. The Company received a refundable $500,000 deposit (subject to a fairness appraisal) and a non-recourse promissory note bearing interest at 7% per annum. Interest is payable quarterly, with principal payments equal to at least 50% of the net sales proceeds received by Landco on the subsequent sale of the property sold. The deferred portion of the purchase price shall be secured by a first priority deed of trust on the property sold.

On November 19, 2003, Landco paid the outstanding balance on the Entitlement Note plus all accrued and unpaid interest.

10. Quarterly Results of Operations (UNAUDITED)

	Three Months Ended July 31, 2002	Three Months Ended October 31, 2002	Three Months Ended January 31, 2003	Three Months Ended April 30, 2003

Total revenues	$732,903	$1,352,447	$6,815,307	$5,780,833
Total expenses	` 3,063,984	3,566,440	6,449,190	4,234,888

Net income (loss)	$(2,331,081)	$(2,213,993)	$366,117	$1,545,945

	Two Months Ended July 31, 2001	Three Months Ended October 31, 2001	Three Months Ended January 31, 2002	Three Months Ended April 30, 2002

Total revenues	$801,989	$409,866	$5,842,889	$6,952,524
Total expenses	2,155,923	2,873,300	5,254,079	5,226,369

Net income (loss)	$(1,353,934)	$(2,463,434)	$588,810	$1,726,155

0307-0447419

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10- K/A
Amendment No. 2

(Mark One)

[X]   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended  December 31, 2002

OR

[    ]    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ___ to

Commission file number   0-21444

AFG Investment Trust C
(Exact name of registrant as specified in its charter)

               Delaware                                                                         04-3157232
(State or other jurisdiction of                                                     (IRS Employer
incorporation or organization)                                                   Identification No.)

1050 Waltham Street, Suite 310, Lexington, MA                            02421
(Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number, including area code  (781) 676-0009

Securities registered pursuant to Section 12(b) of the Act    NONE

Title of each class   Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Shares of Class A interests outstanding as of December 31, 2002 : 1,786,753
Shares of Class B interests outstanding as of December 31, 2002 : 3,024,740

(Title of class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes        X        No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained herein, to the best of registrant's knowledge, in definite proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes____ No    X___

State the aggregate market value of the voting stock held by nonaffiliates of the registrant. Not applicable. Securities are nonvoting for this purpose.

EXPLANATORY NOTE

AFG Investment Trust C (the "Trust") hereby amends Item 15 of its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Original Filing") filed with the Securities and Exchange Commission on March 31, 2003 and Form 10-K/A ("Amended Filing") filed with the Securities and Exchange Commission on December 15, 2003. Item 15 of Part IV is herein amended by amending Item 15(d) (ii) to include a predecessor auditors’ report for EFG Kirkwood LLC and adding Item 15(d) (iii) and Item 15(d) (iv) as set forth herein. Any Item in the Original Filing and Amended Filing not expressly changed hereby shall be as set forth in the Original Filing and Amended Filing. This report speaks as of the original and amended filing dates and, except as indicated, has not been updated to reflect events occurring subsequent to the original and amended filing dates.

This amendment to amend Item 15(d)(ii) is being filed with the Securities and Exchange Commission to refile the audited financial statements of EFG Kirkwood LLC as of and for the year ended December 31, 2002, and include the predecessor auditors’ report, as required by Regulation S - X Rule 309.

This amendment also adds Item 15(d) (iii) and Item 15(d) (iv) and is being filed with the Securities and Exchange Commission to file following audited financial statements, as required by Regulation S - X Rule 309:

-    DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)
Year ended April 30, 2003 and eleven months ended April 30, 2002

-    DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)
As of  May 31, 2001 and 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below, by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.

AFG Investment Trust C

By: AFG ASIT Corporation, a Massachusetts corporation and the Managing Trustee of the Registrant.

By: /s/ Gary D. Engle
Gary D. Engle
President and Chief Executive
Officer of the general partner of EFG and
President and a Director
of the Managing Trustee
(Principal Executive Officer)
Date :January 21, 2004

By: /s/ Richard K Brock
Richard K Brock
Chief Financial Officer and Treasurer of AFG ASIT Corp.,
the Managing Trustee of the Trust
(Principal Financial and Accounting Officer)
Date: January 21, 2004

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this annual report on Form 10-K/A Amendment No. 2 of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officer s and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officer s and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officer s and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle
Gary D. Engle
President of AFG ASIT Corporation,
the Managing Trustee of the Trust
(Principal Executive Officer)
January 21, 2004

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this annual report on Form 10-K/A Amendment No. 2 of AFG Investment Trust C;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The registrant’s other certifying officer s and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officer s and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officer s and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock
                       Richard K Brock
Chief Financial Officer and Treasurer of AFG ASIT Corp.,
the Managing Trustee of the Trust
(Principal Financial and Accounting Officer)
January 21, 2004

PART IV

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

Exhibit
Number

99.1	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

99.2	Certificate of the Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley

(d) Financial Statement Schedules

(ii) Financial Statements for EFG Kirkwood, LLC as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 and Report of Independent Certified Public Accountants and Report of Predecessor Independent Auditors Auditors’ Report .

(iii) Consolidated Financial Statements for DSC/Purgatory, LLC (d/b/a Durango Mountain Resort) as of April 30, 2003 and 2002 and for the year ended April 30, 2003 and the eleven months ended April 30, 2002 with Report of Independent Certified Public Accountants.

(iv) Consolidated Financial Statements for DSC/Purgatory, LLC (d/b/a Durango Mountain Resort) as of May 31, 2001 and 2000 together with Report of Independent Certified Public Accountants.

Item 15(d) (ii)

EFG Kirkwood LLC
Financial Statements

EFG Kirkwood LLC

Report of Independent Certified Public Accountants

To EFG Kirkwood LLC

We have audited the accompanying statement of financial position of EFG Kirkwood LLC as of December 31, 2002, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects, the financial position of EFG Kirkwood LLC at December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Tampa, Florida
July 25, 2003

INDEPENDENT AUDITORS' REPORT

To the Members
EFG Kirkwood LLC

We have audited the accompanying statements of operations, members’ capital, and cash flows of EFG Kirkwood LLC (a limited liability company) for the year ended of December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of EFG Kirkwood LLC for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/S/ Moss Adams LLP

Stockton, California
April 12, 2002

EFG Kirkwood LLC
STATEMENTS OF FINANCIAL POSITION
December 31,

.	2002	2001

ASSETS		(unaudited	)

Cash	$1,690	$--
Advances to and membership interests in:
Mountain Resort Holdings, LLC	5,828,274	6,647,792
Mountain Springs Resort, LLC	--	777,005

Total assets	$5,829,964	$7,424,797

LIABILITIES

Advances to and membership interests in Mountain Springs Resort, LLC	252,062	--

Total liabilities	252,062	--

MEMBERS’ CAPITAL

Members’ capital:
Class A	5,577,902	7,424,797
Class B	--	--

Total members’ capital	5,577,902	7,424,797

Total liabilities and members’ capital	$5,829,964	$7,424,797

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC
STATEMENTS OF OPERATIONS
For the years ended December 31,

. . . . .	. . . . 2002	. . . . 2001	. . . . 2000

		(unaudited )
Income (loss) from advances to and membership interests in: Mountain Resort Holdings, LLC	$ (181,106)	$ 15,634	$ (390,191)
Mountain Springs Resort, LLC	(1,029,067)	(231,472)	(2,373,950)

Loss from advances to and membership interests	(1,210,173)	(215,838)	(2,764,141)

General and administrative expense ....	(1,700)	--	--
Interest income (expense)	3,953	(4,282)	(8,567)

Net loss	$(1,207,920)	$(220,120)	$(2,772,708)

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC
STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL
For the years ended December 31, 2002, 2001 and 2000

. .	Class A Membership Interests	Class B Membership Interests	Total

Members’ capital at December 31, 1999 (unaudited)	$ 6,700,000	$ 531,110	$ 7,231,110

Members’ capital contributions	3,186,515	--	3,186,515
Net loss for the year ended December 31, 2000	(2,241,598)	(531,110)	(2,772,708)

Members’ capital at December 31, 2000	7,644,917	--	7,644,917
Net loss for the year ended December 31, 2001 (unaudited)	(220,120)	--	(220,120)

Members’ capital at December 31, 2001 (unaudited)	7,424,797	--	7,424,797

Members’ cash distribution	(640,575)	--	(640,575)

Members’ capital contribution	1,600	--	1,600
Net loss for the year ended December 31, 2002	(1,207,920)	--	(1,207,920)

Members’ capital at December 31, 2002	$5,577,902	$--	$5,577,902

The accompanying notes are an integral part of the financial statements.

EFG Kirkwood LLC

STATEMENTS OF CASH FLOWS
For the years ended December 31,

. . . .	. . . . 2002	2001	. . . . 2000
		(unaudited )

Net loss	$(1,207,920)	$(220,120)	$(2,772,708)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
(Income) loss from advances to and membership interests in:
Mountain Resort Holdings, LLC	181,106	(15,634)	390,191
Mountain Springs Resort, LLC	1,029,067	231,472	2,373,950
Distributions from Mountain Resort Holdings, LLC	638,412	210,545	210,545
Changes in assets and liabilities:
Increase (decrease) in interest payable, net	--	(8,567)	8,567

Net cash provided by (used in) operating activities	640,665	197,696	210,545

Cash flows provided by (used in) investing activities:
Purchase of membership interests in:
Mountain Resort Holdings, LLC	--	--	(894,756)
Mountain Springs Resort, LLC	--	--	(1,700,000)
Advances to Mountain Springs Resort, LLC	--	--	(1,000,000)

Net cash provided by (used in) investing activities	--	--	(3,594,756)

Cash flows provided by (used in) financing activities:
Proceeds from note payable	--	--	408,241
Principal payments of note payable	--	(197,696)	(210,545)
Members’ cash distribution	(640,575)	--	--
Members’ capital contributions	1,600	--	3,186,515

Net cash (used in) provided by financing activities	(638,975)	(197,696)	3,384,211

Net change in cash and cash equivalents	1,690	--	--
Cash and cash equivalents at beginning of year	--	--	--

Cash and cash equivalents at end of year	$1,690	$--	$--

Other non-cash activities :

Interest earned on convertible debentures (Note 3)	$--	$--	$26,278
Principal on convertible debentures (Note 3)	$--	$--	$1,000,000
Conversion of principal and accrued, but unpaid, interest on convertible debentures to equity interests in Mountain Resort Holdings, LLC (Note 3) but	$--	$--	$(1,059,125)
Interest earned on note receivable (Note 4)	$--	$102,001	$19,259
Recovery of principal on note receivable (Note 4)	$--	$1,000,000	$--
Exchange of principal and accrued, but unpaid, interest on note receivable for equity interests in Mountain Springs Resort, LLC (Note 4)	$--	$ (1,121,260)	$--

The accompanying notes are an integral part of the financial statements.

NOTE 1 – Organization

EFG Kirkwood LLC (the "Company") was formed as Tandem Capital LLC, a Delaware limited liability company, on December 2, 1998. On April 6, 1999, the Company changed its name to EFG Kirkwood LLC. The Company’s operations commenced on June 10, 1999.

The Company has two classes of membership interests identified as Class A and Class B. The Class A members are AFG Investment Trust A Liquidating Trust, AFG Investment Trust B Liquidating Trust, AFG Investment Trust C, and AFG Investment Trust D (collectively, the "AFG Trusts"). The Class B member is Semele Group Inc. The collective voting interests of the Class A members are equal to the voting interests of the Class B member; however, the Class A interest holders are entitled to certain preferred returns prior to the payment of Class B cash distributions. The manager of the Company is AFG ASIT Corporation, which also is the Managing Trustee of the AFG Trusts. (See "Note 5 – Related Party Transactions" herein for additional information concerning the relationships of the Company’s members.)

At both December 31, 2002 and 2001, the Company owned approximately 38% of each of the Series A common membership interests and the Series B preferred membership interests of Mountain Resort Holdings, LLC. At December 31, 2002 and 2001, the Company owned approximately 33% and 50%, respectively, of the common member interests of Mountain Springs Resort, LLC. The Company has no business activities other than through its membership interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC (hereinafter, collectively referred to as the "Resorts").

Mountain Resort Holdings, LLC
Mountain Resort Holdings, LLC, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. (See Note 4.)

Mountain Springs Resort, LLC
Mountain Springs Resort, LLC, through its wholly owned subsidiary, Durango Resort, LLC, owns 80% of the common member interests and 100% of the Class B preferred member interests of DSC/Purgatory, LLC, which owns and operates the Durango Mountain Resort in Durango, Colorado. (See Note 4.)

NOTE 2 – Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company classifies amounts on deposit in banks and all highly liquid investments purchased with an original maturity of three months or less as cash and cash equivalents.

Equity Ownership Investments
The Company accounts for its membership interests in the Resorts using the equity method of accounting as the Company’s ownership interest in the Resorts enables the Company to influence the operating financial decisions of the investees. Under the equity method of accounting, the carrying value of the Company's membership interests are (i) increased or decreased to reflect the Company’s share of income or loss from the Resorts and (ii) decreased to reflect any cash distributions paid by the Resorts to the Company.

The equity method of accounting is discontinued when the investment is reduced to zero and does not provide for additional losses unless the Company has guaranteed obligations of the investee or is otherwise committed to provide further financial support to the investment.

The Company defines control as the ability of an entity or person to direct the policies and management that guide the ongoing activities of another entity so as to increase its benefits and limit its losses from that other entity’s activities without the assistance of others.

Impairment Of Long-Lived Assets

During 2001, the Company accounted for the impairment of long-lived assets in accordance with SFAS No. 121. During 2002, the Company accounted for impairment of long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which the Company adopted on January 1, 2002. In accordance with SFAS No. 144 and 121, the Company evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying values of such assets may not be recoverable and exceed their fair value. Whenever circumstances indicate that an impairment may exist, the Company evaluates future cash flows of the asset to the carrying value. If projected undiscounted future cash flows are less than the carrying value of the asset, a loss is recorded in the accompanying consolidated Statements of Operations as impairment of assets. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset requires several considerations, including but not limited to: an independent appraisal or valuation model which includes the present value of expected future cash flows of the asset, current market prices and management’s market knowledge.

No impairments were recorded in 2002, 2001 or 2000.

Amortization
The Company adopted Statement of Financial Accounting Standards No. 142, ("SFAS No. 142"), "Goodwill and Other Intangible Assets" on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No. 142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. Fair value of the asset should be calculated using several valuation models, which utilize the expected future cash flows of the Trust. SFAS No. 142 requires the Company to complete a transitional goodwill impairment analysis during the quarter ended June 30, 2002. There was no material impact on the Company’s financial statements as a result of adopting SFAS No. 142.

Allocation of Profits and Losses
Profits and losses of the Company are allocated consistent with the economic priorities of the Company’s members relative to one another. The Company’s operating agreement provides that cash distributions to the Class B member are subordinate to Class A Payout. (Class A Payout is defined as the first time that the Class A members shall have been paid a cash return equal to all of their original capital contributions plus a yield of 12% per annum compounded annually, subject to certain adjustments.) Accordingly, the Company’s cumulative losses have been allocated first to the Class B member up to the amount of its original capital contribution of $750,000. Cumulative losses in excess of $750,000 have been allocated to the Class A members in proportion to their respective interests in aggregate Class A equity.

Future net income or net loss, as the case may be, will be allocated first to the Class A members until they reach Class A Payout. Neither the Class B nor the Class A members are required to make any additional capital contributions to the Company under the terms of the Company’s operating agreement.

Income Taxes
No provision for federal or state income taxes has been provided for the Company, as the liability for such income taxes is the obligation of the Company’s members.

Reclassification
Certain amounts previously reported have been reclassified to conform to the December 31, 2002 presentation.

NOTE 3 – Convertible Debentures

On June 10, 1999, the Company purchased $1,000,000 of convertible debentures from Kirkwood Associates, Inc. The debentures earned interest at the annual rate of 6.5%, compounded quarterly, and permitted the Company to convert both principal and accrued, but unpaid, interest into shares of common stock in Kirkwood Associates, Inc. at a defined conversion rate. On April 30, 2000, the Company elected to convert all of the principal and accrued, but unpaid, interest under the debentures ($1,059,125) into 962,841 shares of common stock in Kirkwood Associates, Inc. (See Note 4.)

NOTE 4 – Advances to and Membership Interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC

Mountain Resort Holdings LLC

The Company’s membership interests in Mountain Resort Holdings, LLC were obtained on April 30, 2000 as a result of the recapitalization of Kirkwood Associates, Inc. Under the recapitalization plan, the net assets of Kirkwood Associates, Inc., excluding certain tax liabilities, were contributed to Mountain Resort Holdings, LLC and the stockholders of Kirkwood Associates, Inc. exchanged their capital stock for membership interests in Mountain Resort Holdings, LLC.

At both December 31, 2002 and 2001, the Company owned approximately 38% of each of the Series A common membership interests and the Series B preferred membership interests of Mountain Resort Holdings, LLC. The Company purchased its initial equity interests in Kirkwood Associates, Inc. on June 10, 1999 at a discount to book value of approximately $3,329,000. On April 30, 2000, the Company completed certain additional equity transactions in connection with the recapitalization of Kirkwood Associates, Inc. These transactions caused the net purchase discount to be reduced to approximately $2,812,000, such amount representing the net amount by which the Company’s share of the net equity reported by Mountain Resort Holdings, LLC exceeded the purchase price paid by the Company for such interests. This difference is being treated as a reduction to the depreciable assets recorded by Mountain Resort Holdings, LLC and is being amortized as a reduction of depreciation expense over 13 years. The amortization period represents the weighted average estimated useful life of the long-term assets owned by Mountain Resort Holdings, LLC. The Company’s allocated share of the net income (loss) of Mountain Resort Holdings, LLC detailed below is adjusted for depreciation expense reductions of $213,398 in each of the years ended December 31, 2002 and 2001 and $227,629 for the year ended December 31, 2000.

A summary of the Company’s membership interest in Mountain Resort Holdings, LLC from inception to December 31, 2002 is presented in the table below.

Initial capital contribution and advances	$6,750,000
Net loss from inception to December 31, 1999 (1)	(201,317)

Membership interests and advances at December 31, 1999	6,548,683
Capital contributions	486,515
Purchase of additional membership interests	408,241
Net loss for the year ended December 31, 2000 (1)	(390,191)
Distributions	(210,545)

Membership interests and advances at December 31, 2000	6,842,703
Net income for the year ended December 31, 2001	15,634
Distributions	(210,545)

Membership interests and advances at December 31, 2001	6,647,792
Net loss for the year ended December 31, 2002	(181,106)
Distributions	(638,412)

Membership interests and advances at December 31, 2002	$5,828,274

__________
(1) The Company’s allocated share of the net income (loss) of Mountain Resort Holdings, LLC for 2001 and 2000 was determined based upon its common and preferred equity interests in Mountain Resort Holdings, LLC during the respective years/periods. From June 10, 1999 to April 30, 2000, the Company owned approximately 71% of the outstanding preferred equity interests and approximately 16% of the outstanding common equity interests of Mountain Resort Holdings, LLC. After the recapitalization on April 30, 2000, discussed above, the Company held approximately 38% of both the outstanding preferred and common equity interests of Mountain Resort Holdings, LLC. The Company’s allocated share of the net income or loss of the resort is influenced principally by the Company’s percentage share of the outstanding common interests of the resort during the respective periods. Consequently, the Company was allocated a larger share of the operating results of Mountain Resort Holdings, LLC during the period May 1, 2000 to December 31, 2000 (approximately 38%) compared to the period January 1, 2000 to April 30, 2000 (approximately 16%). The period from January 1 to April 30 is generally considered peak season for U.S. based ski resorts. During the period January 1, 2000 to April 30, 2000, Mountain Resort Holdings, LLC reported net income of approximately $3.6 million compared to a net loss of approximately $3.3 million during the period May 1, 2000 to December 31, 2000.

The table below provides summarized financial data for Mountain Resort Holdings, LLC as of and for the years ended December 31, 2002, 2001 and 2000.

.	2002	2001	2000

Total assets	$49,117,000	$51,420,000	$49,054,000
Total liabilities	$28,931,000	$28,392,000	$24,624,000
Total equity	$20,186,000	$23,028,000	$24,430,000

Total revenues	$29,462,000	$29,597,000	$27,741,000
Total operating and other income and expenses	$30,336,000	$30,117,000	$27,464,000
Net income (loss)	$(874,000)	$(520,000)	$277,000

Mountain Springs Resort, LLC

The Company and a third party established Mountain Springs Resort, LLC as a 50/50 joint venture for the purpose of acquiring certain common and preferred equity interests in DSC/Purgatory, LLC. The Company and its joint venture partner provided cash funds totaling $6,800,000 to Mountain Springs Resort, LLC, each member having contributed $2,400,000 of equity and $1,000,000 in the form of loans. The loans earned interest at the rate of 11.5% annually until their maturity on November 1, 2001 whereupon both the Company and its joint venture partner converted their respective loan principal and accrued, but unpaid, interest ($1,121,260 each) into equity interests in Mountain Springs Resort, LLC.

A wholly owned subsidiary of Mountain Springs Resort, LLC, Durango Resort, LLC, was established to acquire 80% of the common membership interests and 100% of the Class B preferred membership interests of DSC/Purgatory, LLC at a cost of approximately $6,311,000, including transaction costs of approximately $311,000. Subsequently, Mountain Springs Resort, LLC contributed additional equity totaling $302,400 to DSC/Purgatory LLC to pay its share of costs associated with planning for the development of Mountain Springs Resort, LLC’s real estate.

The assets, liabilities and equity of DSC/Purgatory, LLC were contributed at estimated fair value. The acquisition of DSC/Purgatory, LLC was accounted for using the purchase method of accounting. Accordingly, the excess of the purchase price over the net identifiable assets of DSC/Purgatory, LLC, or approximately $311,000, was allocated to goodwill and was amortized over a period of 13 years, through December 31, 2001. The Company’s allocated share of the net loss of Mountain Springs Resort, LLC includes amortization expense for goodwill of $11,970 and $6,983 in 2001 and 2000, respectively. The amount amortized had been included in equity income(loss) as an offset to the Advances to and membership interests in Mountain Springs Resort, LLC. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", the discontinuance of goodwill amortization was effective as of January 1, 2002.

The remaining equity interests of DSC/Purgatory, LLC, consisting of 20% of the common membership interests and 100% of the Class A preferred membership interests, are owned by a third party. The Class A preferred membership interests are senior to the other equity interests in DSC/Purgatory, LLC. Consequently, the Company’s economic interests in DSC/Purgatory, LLC are subordinate to the Class A member and have resulted in the Company recognizing a larger share of the net losses reported by DSC/Purgatory, LLC than would be the case if all equity interests were pari passu.

In October 2002, an existing owner and an unrelated third party contributed approximately $2.5 million to Mountain Springs. As a result of the capital contribution, EFG Kirkwood’s membership interest in Mountain Springs decreased from 50% to 33%. Mountain Springs used the proceeds from the additional capital contribution to exercise an option to purchase 51% of Durango Mountain Land Company, LLC, a real estate development company owning land in Durango, Colorado.

A summary of the Company’s advances to and membership interests in Mountain Springs Resort, LLC from inception to December 31, 2002 is presented in the table below.

Initial capital contribution	$ 700,000
Net loss from inception through December 31, 1999 (1)	(17,573)

Membership interests and advances at December 31, 1999	682,427
Capital contributions	2,700,000
Net loss for the year ended December 31, 2000 (1)	(2,373,950)

Membership interests and advances at December 31, 2000	1,008,477
Net loss for the year ended December 31, 2001	(231,472)

Membership interests at December 31, 2001	777,005
Net loss for the year ended December 31, 2002	(1,029,067)

Membership interests and advances at December 31, 2002	$ (252,062)

________
(1) Mountain Springs Resort, LLC purchased its interest in DSC/Purgatory, LLC effective May 1, 2000. The Company’s allocated share of net loss of Mountain Springs Resort, LLC prior to May 1, 2000 does not include any share of the income or loss from DSC/Purgatory, LLC.

As of December 31, 2002, the Company owns 33% of Mountain Springs Resort, LLC, which through a wholly owned subsidiary, Durango Resorts, LLC, owns 80% of the common membership interests and 100% of the Class B preferred membership interests of DSC/Purgatory, LLC. The operations of Mountain Springs Resort, LLC and Durango Resort, LLC are immaterial except for their investments in the entities as described above.

In accordance with equity method accounting, an equity investment may be reduced below zero if the investor has guaranteed obligations of the investee. During 2002, the Company’s investment in Mountain Springs Resort was reduced below zero as a result of the Company’s guarantee of a revolving line of credit for DSC/Purgatory LLC. (See Note 6).

The table below provides summarized financial data for DSC/Purgatory, LLC as of and for the years ended December 31, 2002, 2001 and 2000.

	2002	2001	2000

Total assets	$ 28,491,000	$ 29,793,000	$ 27,971,000
Total liabilities	$ 22,534,000	$ 20,904,000	$ 19,188,000
Total equity	$ 5,957,000	$ 8,889,000	$ 8,783,000

Total revenues (2)	$ 15,198,000	$ 15,250,000	$ 5,008,000
Total operating and other income and expenses (2)	$ 17,834,000	$ 15,648,000	$ 9,725,000
Net loss (2)	$ (2,636,000)	$ (398,000)	$ (4,717,000)
____________

(2) The Company became a member of DSC/Purgatory, LLC on May 1, 2000. Accordingly, amounts reflected for 2000 are for the period May 1, 2000 through December 31, 2000 and therefore excludes what is generally considered peak season for U.S. based ski resorts.

Due to the economic downturn in the tourism industry following September 11, 2001 terrorist attacks, the Company evaluated the fair value of its investments in the Resorts. The Company hired an independent third party appraiser who used a valuation model to determine the fair value of the investments in the Resorts, which included expected future cash flows from each of the Resorts. Based on the Company’s overall industry knowledge and the valuation performed by the appraiser, the Company concluded that no impairment of the Company’s investments in the Resorts was necessary as of December 31, 2002.

NOTE 5 – Related Party Transactions

The Company’s Class A and Class B members and its manager are affiliated. Semele Group Inc., through a wholly owned subsidiary, owns and controls the Company’s manager, AFG ASIT Corporation, as well as a controlling voting interest in each of the AFG Trusts.

The membership interests of the Company are owned as follows:

Percentage
Class A membership interests

AFG Investment Trust A Liquidating Trust	10%
AFG Investment Trust B Liquidating Trust	20%
AFG Investment Trust C	40%
AFG Investment Trust D	30%

Total Class A membership interests	100%

Class B membership interests

Semele Group Inc.	100%

NOTE 6 – Guarantee

On August 1, 2001, the Company entered into a guarantee agreement whereby EFG Kirkwood guarantees the payment obligations under a revolving line of credit between Mountain Springs and a third party lender. Another investor in the ski resort also separately guarantees the payment obligation under the line of credit. The amount of the guarantee is equal to the outstanding balance of the line of credit which cannot exceed the principal balance of $3,500,000. The Company’s guarantee would require payment only in the event of default on the line of credit by DSC/Purgatory, LLC in an amount equal to amounts advanced less any amounts recovered from the other guarantor on the line. As of December 31, 2002, the outstanding balance on the line of credit was $2,550,000. The revolving line of credit is scheduled to mature in October 2004. During 2002, the Company’s investment in Mountain Springs Resort, LLC was reduced below zero as a result of the Company’s guarantee of the revolving line of credit. (See Note 4).

NOTE 7 – Members’ Capital Contributions and Distributions

In December 2002, the Company declared and made a $640,575 distribution to the Class A members, allocated in accordance with their respective membership interests. During 2002, the members made a $1,600 capital contribution to the Company in accordance with their respective membership interests.

During the year ended December 31, 2000, the members made capital contributions totaling $3,186,515 in accordance with their respective membership interests. The Company used these capital contributions to purchase additional ownership interests in Mountain Resort Holdings, LLC and Mountain Springs Resort, LLC. (See Note 4).

NOTE 8 – Recent Accounting Pronouncements

In November 2002, the FASB issued Interpretation No. 45, "Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued.  It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.   The adoption of FIN 45 did not have a material impact on the Company’s financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities ("FIN 46"). This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do not have the characteristics of a controlling financial interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires a company to evaluate all existing arrangements to identify situations where a company has a "variable interest," commonly evidenced by a guarantee arrangement or other commitment to provide financial support, in a "variable interest entity," commonly a thinly capitalized entity, and further determine when such variable interest requires a company to consolidate the variable interest entities financial statement with its own. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date.  In October 2003, the FASB issued a Final FASB Staff Position deferring the effective date of FIN 46 for all public entities until the first interim or annual period ending after December 15, 2003. As such, FIN 46 will be effective for the Company as of December 31, 2003. Based on the recent release of this interpretation, the Company has not completed its assessment as to whether or not the adoption of this interpretation will have a material impact on its financial statements.

The Company is currently evaluating its investments in Mountain Resort Holdings LLC and Mountain Springs Resort LLC to determine if they meet the definition of a variable interest entity as defined in FIN 46. As of September 30, 2003, the Company’s maximum exposure of equity investments which could be effected by FIN 46 is $10.4 million, which represents the carrying value of the Company’s investments plus the outstanding balance on the revolving line of credit discussed in Note 6 above.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, SFAS No. 150 requires an issuer to classify certain instruments with specific characteristics described in it as liabilities (or as assets in some circumstances). Specially, SFAS No. 150 requires that financial instruments issued in the form of shares that are mandatorily redeemable; financial instruments that embody an obligation to repurchase the issuer’s equity shares or are indexed to such an obligation; or financial instruments that embody an unconditional obligation or a conditional obligation that can be settled in certain ways be classified as liabilities.

In October 2003, the FASB deferred for an indefinite period the application of the guidance in SFAS No. 150 to noncontrolling interests that are classified as equity in the financial statements of the subsidiary but would be classified as a liability in the parent's financial statements under SFAS No. 150 (e.g., noncontrolling interests in limited-life subsidiaries).  The FASB decided to defer the application of SFAS No. 150 to these noncontrolling interests until it could consider some of the resulting implementation issues associated with the measurement and recognition guidance for these noncontrolling interests.

Item 15(d) (iii)

Consolidated Financial Statements

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Year ended April 30, 2003 and eleven months ended April 30, 2002 with Report of Independent Certified Public Accountants

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Financial Statements

Year ended April 30, 2003 and eleven months ended April 30, 2002

Report of Independent Certified Public Accountants

The Members
DSC/Purgatory, LLC

We have audited the consolidated balance sheets of DSC/Purgatory, LLC (a Colorado limited liability company d/b/a Durango Mountain Resort) as of April 30, 2003 and 2002 and the related consolidated statements of operations, members’ capital (deficit) and cash flows for the year ended April 30, 2003 and for the eleven months ended April 30, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of DSC/Purgatory, LLC at April 30, 2003 and 2002, and the consolidated results of its operations and cash flows for the year ended April 30, 2003 and for the eleven months ended April 30, 2002, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

July 30, 2003,
except for Note 9, as to which the date is
November 19, 2003

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Balance Sheets

	April 30
	2003	2002

Assets
Current assets:
Cash	$511,338	$1,305,516
Accounts receivable, net of allowance for doubtful accounts of $18,225 and $77,358, respectively	312,907	793,095
Accounts receivable – related parties	124,869	296,024
Inventory and supplies	488,764	609,861
Prepaid expenses	359,572	139,991
Entitlement note receivable – related party	1,158,996	–
Current portion of note receivable – related party	39,537	–

Total current assets	2,995,983	3,144,487

Property and equipment:
Land, buildings and improvements	9,609,127	8,818,057
Ski lifts and trails	9,229,376	8,395,729
Machinery and equipment	3,754,984	3,983,921
Construction in progress	–	14,023

Subtotal	22,593,487	21,211,730
Accumulated depreciation	(5,315,659)	(3,601,905)

Total property and equipment, net	17,277,828	17,609,825

Note receivable – related party	460,463	500,000
Real estate development costs	1,146,305	1,963,856
Restricted cash and investments	1,958,744	3,575,690
Special use permit, net of accumulated amortization of $90,900 and $60,613, respectively	1,120,440	1,148,204
Other assets, net of accumulated amortization of $66,975 and $24,525, respectively	661,591	823,230

Total assets	$25,621,354	$28,765,292

	April 30
	2003	2002

Liabilities and members’ capital
Current liabilities:
Accounts payable	$1,797,785	$1,473,747
Accounts payable – related parties	60,943	83,542
Deferred revenue	854,014	690,689
Line of credit	725,000	126,000
Accrued expenses and other current liabilities	1,207,903	1,290,818
Current portion of bonds, notes payable and obligations under capital leases	1,104,797	1,017,451

Total current liabilities	5,750,442	4,682,247
Bonds, notes payable and obligations under capital leases	11,899,753	12,974,874

Total liabilities	17,650,195	17,657,121

Commitments and contingencies
Minority interest	200	200

Members’ capital:
Duncan Interests	6,394,192	7,122,395
Durango Resorts, LLC	1,576,767	3,985,576

Total members’ capital	7,970,959	11,107,971

Total liabilities and members’ capital	$25,621,354	$28,765,292

See accompanying notes.

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Operations

	Year ended April 30 2003	Eleven months ended April 30 2002

Revenues:
Lift operations	$6,674,589	$7,330,090
Commercial and other mountain	5,480,298	5,502,462
Other	2,526,603	1,174,716

	14,681,490	14,007,268

Operating expenses:
Lift operations	3,041,494	2,881,157
Commercial and other mountain	4,935,544	4,224,377
General administrative and marketing	4,954,851	4,550,578
Depreciation and amortization	1,892,372	1,730,382
Other	1,593,564	1,099,867

Total operating expenses	16,417,825	14,486,361

Loss from operations	(1,736,335)	(479,093)

Interest expense, net	896,677	1,023,310

Net loss	$(2,633,012)	$(1,502,403)

See accompanying notes.

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Members’ Capital (Deficit)

	Duncan Interests			Durango Resorts, LLC

	Class A Preferred	Common	Total Duncan	Class B Preferred	Common	Total Durango Resort, LLC	Total

Balances at May 31, 2001	$7,500,000	$ (77,125)	$7,422,875	$6,000,000	$ (812,501)	$5,187,499	$12,610,374
Net loss	–	(300,481)	(300,481)	–	(1,201,922)	(1,201,922)	(1,502,403)

Balances at April 30, 2002	7,500,000	(377,606)	7,122,394	6,000,000	(2,014,423)	3,985,577	11,107,971
Distributions	–	(201,600)	(201,600)	–	(302,400)	(302,400)	(504,000)
Net loss	–	(526,602)	(526,602)	–	(2,106,410)	(2,106,410)	(2,633,012)

Balances at April 30, 2003	$7,500,000	$(1,105,808)	$6,394,192	$6,000,000	$(4,423,233)	$1,576,767	$ 7,970,959

See accompanying notes.

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Cash Flows

	Year ended April 30 2003	Eleven months ended April 30 2002

Cash flows from operating activities
Net loss	$(2,633,012)	$(1,502,403)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,892,372	1,730,382
Bond discount amortization	15,684	279,366
Loss on disposal of assets	164,378	205,430
Changes in assets and liabilities:
Accounts receivable	480,188	(367,858)
Accounts receivable – related parties	171,155	(134,024)
Inventory and supplies	121,097	(214,413)
Prepaid expenses	(219,581)	112,977
Real estate development costs	(435,354)	(1,298,280)
Other assets	119,189	(5,995)
Accounts payable	324,038	1,195,620
Accounts payable – related parties	(22,599)	(37,128)
Deferred revenue	163,325	165,290
Accrued expenses and other current liabilities	(82,915)	98,877

Net cash (used in) provided by operating activities	(352,126)	227,841

Cash flows from investing activities
Additions to property and equipment	(1,654,535)	(950,216)
Proceeds from sale of property	–	99,500

Net cash used in investing activities	(1,654,535)	(850,716)

Continued on next page.

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Consolidated Statements of Cash Flows (continued)

	Year ended April 30 2003	Eleven months ended April 30 2002

Cash flows from financing activities
Proceeds from line of credit	$3,224,000	$2,673,025
Payments on line of credit	(2,625,000)	(2,547,025)
Proceeds from Series 2001 bonds	–	11,685,613
Payments on note payable	(265,035)	(319,881)
Payments on Series 2001 bonds	(670,000)	(163,750)
Payments on Series 1989 bonds	–	(9,256,950)
Payments on capital leases	(68,428)	(63,330)
Decrease (increase) in restricted cash	1,616,946	(2,118,659)

Net cash provided by (used in) financing activities	1,212,483	(110,957)

Net decrease in cash and cash equivalents	(794,178)	(733,832)
Cash and cash equivalents, beginning of period	1,305,516	2,039,348

Cash and cash equivalents, end of period	$511,338	$1,305,516

Supplemental disclosures of cash flow information
Cash paid for interest, net of amounts capitalized	$982,526	$1,234,484

Supplemental schedules of non-cash activity
Distributions	$504,000	$–

Change in entitlement note receivable	$(1,662,996)	$–

Change in real estate development costs	$1,252,905	$–

ElkPoint note receivable for sale of building	$–	$500,000

Forgiveness of accounts payable related party	$–	$75,043

See accompanying notes.

DSC/Purgatory, LLC
(d/b/a Durango Mountain Resort)

Notes to Consolidated Financial Statements

April 30, 2003

1. Ownership and Operations

DSC/Purgatory, LLC, is a Colorado limited liability company doing business as Durango Mountain Resort (the Company or the Resort). The Company is the owner and operator of a year-round resort community located on 100 acres approximately 25 miles north of Durango, Colorado.

Operations are varied and seasonal and include:

•    Alpine and Nordic skiing and related programs
•    Rental program and property management
•    Rental and retail shops
•    Restaurants, catering and conventions
•    Adventure programs ranging from equestrian, mountain biking, fly fishing, hiking, climbing, and miniature golf
•    Real estate development and sales

The ownership and associated interests of each Company member is as follows:

	Common	Preferred Class A	Preferred Class B

Durango Resorts, LLC (Durango)	80%	–%	100%
Duncan Interests:
T-H Land Company, LLP (T-H)	13	65	–
Hermosa Partners, LLP (Hermosa)	5	25	–
Duncan Mountain, Inc. (DMI)	2	10	–

Totals	100%	100%	100%

1. Ownership and Operations (continued)

T-H, Hermosa, and DMI are related to each other through common ownership and collectively referred to as the Duncan Interests.

The profits and losses of the Company are allocated to the members based upon their respective common ownership interests. If any cash distributions are declared, the Class A preferred interests are entitled to a priority distribution of $7.5 million followed by the Class B preferred interest, which is then entitled to a priority cash distribution of $6 million. After the priority distributions have been made, the Class A and Class B preferred interests will share pari passu distributions until each has received a 6% compounded, cumulative preferred return. After the priority and preferred distributions, any additional distributions shall be based upon the common ownership interests.

ElkPoint Development, LLC

During the year ended May 31, 2001, the Company formed ElkPoint Development, LLC (ElkPoint), as a wholly owned subsidiary of the Company. ElkPoint is primarily engaged in real estate sales and development on a 1.4-acre parcel adjacent to the core village (the ElkPoint Parcel).

ElkPoint was initially capitalized with approximately $750,000 in assets consisting of a clubhouse ($550,000), land ($50,000), and utility taps ($150,000). The ElkPoint Parcel was subdivided into 14 residential townhome lots and one commercial lot upon which the existing building is located. Elkpoint has incurred and capitalized $349,364 and $472,302 as of April 30, 2003 and 2002, respectively, on development, engineering and architectural costs related to the development and construction of the ElkPoint parcel.

During the eleven-month period ended April 30, 2002, ElkPoint sold a clubhouse and one utility tap to the Master Owners Association (MOA) for $500,000 for use as a clubhouse resulting in a loss of approximately $55,000. The MOA is an association of the resort condominium owners. In conjunction with the sale, the MOA issued a $500,000 note payable that accrues interest at 5% annually. The note requires monthly interest-only payments through May 2003 and monthly principal and interest payments thereafter through the May 2013 maturity date. ElkPoint recorded $24,958 and $28,531 in interest income related to the note payable in 2003 and 2002, respectively.

1. Ownership and Operations (continued)

As of April 30, 2002, ElkPoint had entered into an agreement to sell seven phase II townhome lots and utility taps to San Juan Mountain Investments, LLC (SJMI), a developer, for approximately $750,000. As payment, SJMI placed approximately $258,000 in escrow at closing, with the balance to be paid in increments as each constructed townhome is sold to a buyer. Thus, no revenue was recognized as of April 30, 2002, for the sale and the $258,000 deposit was recorded as deferred revenue. The sales agreement also included an option to purchase seven phase I townhome lots.

During 2003, SJMI sold all of the phase II townhome lots to third party buyers, at which time ElkPoint recorded as revenue the $258,000 deposit along with the additional cash proceeds from SJMI of approximately $492,000.

Also during 2003, SJMI exercised its option to purchase the seven phase I townhome lots. As part of this sale, Elkpoint received and recorded as revenue $497,000 for sale of the land and utility taps. Additionally, as part of the sales agreement, ElkPoint was to be reimbursed for all costs incurred related to the improvement of the land of approximately $175,000 plus additional cash proceeds of approximately $280,000 to be received upon SJMI’s sale of the townhome lots to third-party buyers. As of April 30, 2003, none of these lots had been sold to third-party buyers.

Durango Mountain Realty, LLC

During the year ended May 31, 2001, the Company and an unrelated third party formed Durango Mountain Realty, LLC (Realty), an 80% owned subsidiary of the Company. All profits and losses of Realty are allocated 100% to the Company, after deducting employment compensation of the other member. Realty is primarily engaged in the marketing and sale of real estate in the Resort and Durango area. The investment by the related party is recorded as minority interest.

Realty recorded $145,454 and $185,000 as of April 30, 2003 and 2002, respectively, as restricted cash and deferred revenue related to deposits received from third-party buyers of real estate.

1. Ownership and Operations (continued)

Durango Mountain Land Company, LLC

In May 2000, Durango signed an option agreement (Option I) with T-H to purchase a 51% interest in approximately 500 acres of unentitled real estate owned by T-H surrounding the Resort. To proceed with real estate development on the 500 Option I acres and the 100 acres owned by the Resort, the Company initiated certain entitlement and master planning (Entitlement) activities. In conjunction with Option I, Durango and T-H contributed a total of $504,000 toward initial Entitlement costs, which were originally recorded as capital contributions by the Company. The costs were paid 60% by Durango and 40% by T-H or $302,400 and $201,600, respectively ($504,000, in total).

In fiscal year 2003, Durango exercised Option I by paying T-H approximately $2.5 million. In conjunction with the exercise of this option, Durango and T-H formed Durango Mountain Land Company, LLC (Landco). On October 25, 2002, Durango and T-H signed an operating agreement in which it was agreed that Landco would acquire, develop, and otherwise operate this real estate. Additionally as part of this agreement, DSC/Purgatory agreed to reimburse Durango and T-H for their original capital contributions of $302,400 and $201,600, respectively.

Pursuant to the operating agreement, Durango and Landco agreed to allocate 84% of the real estate development costs already incurred in excess of the initial $504,000 to Landco and 16% to the Resort. The total payable of $504,000 due to Durango and T-H was netted against the outstanding receivable from Landco in 2003.

2. Significant Accounts and Policies

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of its two subsidiaries, ElkPoint Development, LLC, and Durango Mountain Realty, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. Significant Accounts and Policies (continued)

Change in Presentation

Historically, the Resort reported on a fiscal year ending May 31. Effective with the 2002 fiscal year, the Resort changed its year end to April 30; therefore, the financial statements for the period just completed are of and as for the twelve months ended April 30, 2003 and the comparative prior year are as of and for the eleven months ended April 30, 2002.

Reclassification

Certain reclassifications have been made in the prior year’s financial statements to conform to classifications used in the current year.

Cash

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company and its subsidiaries are limited liability companies; therefore, the income tax results and activities flow directly to, and are the responsibility of the Members. As a result, the accompanying consolidated financial statements do not reflect a provision for federal or state income taxes.

Restricted Cash and Investment

The Company maintains reserve funds to secure future bond service obligations as required under the bond agreements. Amounts on deposit in the reserve funds will be transferred to the bond trustee, as needed, to cover any qualified resort improvements, operating expenses (under limited conditions), and deficiencies in required bond service payments. Reserve funds held are invested in U.S. governmental securities. The Company has the positive intent and ability to hold all of its investment securities to maturity and does not engage in trading or sales activity relating to these investments. These investments are classified as held to maturity and are recorded at amortized cost, which approximates their fair value.

2. Significant Accounts and Policies (continued)

Other amounts held as current restricted cash include, reserves under various insurance and sales contracts.

Components of restricted cash and investments are as follows:

	April 30
	2003	2002

Bond funds:
Construction (available for future qualifying Resort improvements)	$683,609	$1,540,466
Sinking reserve	1,184,500	1,191,360
Operating reserve (available for operations under limited conditions)	90,000	700,000
Property tax	–	80,933
Cost of issuance	635	62,931

Total	$1,958,744	$3,575,690

Accounts Receivable and Related Allowances

Accounts receivable consists mostly of trade and vacation wholesaler receivables primarily related to the most recent winter season. The allowance for doubtful accounts is based on an analysis of all receivables for possible impairment issues and historical write-off percentages. Account balances are written off when deemed uncollectible.

Inventory

Inventory consists primarily of retail clothing, ski equipment, and food and beverage inventories. Inventories are valued at the lower of cost or market value, generally using the average cost method, on a first-in, first-out basis.

2. Significant Accounts and Policies (continued)

Property, Equipment and Special Use Permit

The Company owns approximately 100 acres of the base area land including approximately 35,000 square feet of commercial facilities in the village plaza. The Company also has a significant investment in ski trails, lifts and related assets located on land leased from the United States Forest Service (USFS) under a special use permit (including two restaurant facilities on USFS land containing an aggregate of approximately 15,000 square feet of commercial space). The special use permit was renewed in 1999 for a 40-year term, which expires in 2039. The special use permit is included in other assets in the accompanying consolidated financial statements as of April 30, 2003 and 2002, at approximately $1,120,440 and $1,148,000, respectively, net of accumulated amortization.

Property and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the related assets as follows:

Useful Lives in Years

Buildings and improvements	5 to 40
Ski lifts and trails	10 to 40
Machinery and equipment	3 to 15

Impairment of Long-Lived Assets and Intangibles

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 144, Accounting For the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of , and requires that one accounting impairment model be used for long-lived assets to be disposed of by sales, whether previously held and used or newly acquired, and broadens the presentation of discontinued operations to include more disposal transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001.

2. Significant Accounts and Policies (continued)

In connection with SFAS 144, the Company reviews its long-lived assets and certain identifiable intangibles for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. If the review reveals an impairment as indicated based on undiscounted cash flows, the carrying amount of the related long-lived assets or identifiable intangibles are adjusted to fair value. There has been no impairment of the Company’s long-lived assets or identifiable intangibles.

Real Estate Development Costs

The Company has been involved in real estate entitlement activity over the last 36 months. This entitlement activity primarily involves the approximate 100 acres owned by the Resort and the approximate 500 acres owned by Landco. The Company pays certain real estate development expenses on behalf of Landco and records these as a related party accounts receivable on the balance sheet, accruing simple interest at 9% (Entitlement Note). The Company capitalizes development costs related to its 100 acres when it clearly relates to the acquisition, development, and construction of the real estate project. Capitalized development costs were $435,354 and $1,298,280 for the year ended April 30, 2003 and the eleven months ended April 30, 2002, respectively. These costs are recorded on the consolidated balance sheets as real estate development costs.

Accounts Payable

Accounts payable balances represent trade obligations associated with the most recent winter season and preparation for the summer season. Upon presentation for payment, they will be funded through available cash balances or the Company’s line of credit.

Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximate fair value due to the short-term maturities of these assets and liabilities.

The carrying amount of the Company’s short-term and long-term debt and note receivables approximates fair value.

2. Significant Accounts and Policies (continued)

Estimates and Assumptions

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies. Estimates have been prepared on the basis of the most current and best available information and actual results could differ from those estimates.

Other Assets

Other assets consist primarily of debt issuance costs and deferred finance charges, which are amortized over the life of the related obligation. These costs total approximately $373,000 and $433,000, net of accumulated amortization, as of April 30, 2003 and 2002, respectively. The remaining balances in the April 2002 account relates to capitalized tap fees held by ElkPoint that were subsequently sold.

Revenue Recognition

The Resort’s revenues are derived from a wide variety of sources, including sales of lift tickets, ski school tuition, dining, retail stores, equipment rentals, hotel management operations, travel reservation commissions, and commercial property rentals, and are recognized as services are performed.

The Resort records deferred revenue related to the sale of season ski passes, deposits relating to the sale of real estate, and proceeds placed in escrow pending future release events. The number of visits by season pass holders is estimated based on historical data, and the deferred revenue is recognized throughout the season based on this estimate. Real estate sales and related costs of sales are recognized when the deferral release events, generally transfer of title, are triggered.

2. Significant Accounts and Policies (continued)

The following table outlines the deferred revenue as of April 30, 2003 and 2002.

	April 30
	2003	2002

Real estate sales:
ElkPoint	$–	$258,000
Realty	145,454	185,500
Hotel deposits	65,609	–
Season pass	642,951	247,189

	$854,014	$690,689

Advertising Costs

Advertising costs are charged to operations as incurred. Advertising costs were approximately $827,000 and $878,000 for the periods ended April 30, 2003 and 2002, respectively.

Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities include the following:

	April 30
	2003	2002

Payroll and vacation obligations	$409,550	$387,444
Seasonal trade accruals	231,257	357,000
Airline guarantee	176,000	242,082
Advance deposits	–	143,216
Interest expense	72,137	77,000
Pending litigation	70,486	60,000
Property taxes	98,548	17,788
Special use permit fees	140,626	4,001
Other	9,299	2,287

	$1,207,903	$1,290,818

3. Liquidity

The Resort has historically generated net losses and working capital deficits. Such losses and working capital deficits, as well as amounts required to fund its capital expenditures, have been funded through related party borrowings and capital contributions from Members. Management believes that the cash on hand, cash flow from operations, and repayment from related parties will provide adequate working capital to fund its future activities.

4. Debt

Long-term debt consists of the following:

	April 30
	2003	2002

Series 2001A Recreational Facilities Revenue Bonds (RFRB), tax exempt interest at 6.875%, with a maturity date of February 2012, with principal payments deferred until 2007, interest payments submitted to the trustee on a quarterly basis, secured in parity by certain real property and assets of the Company. The outstanding balance is net of a $137,000 unamortized discount at April 30, 2003.
	$ 8,707,829	$ 8,692,169

Series 2001B Recreational Facilities Revenue Bonds (RFRB), interest of 9% with a maturity date of February 2006, interest and principal payments are submitted to the trustee on a quarterly basis, secured in parity by certain real property and assets of the Company.	2,166,250	2,836,250

Note payable to a third party, interest at prime plus 1%, (5.25% at April 30, 2003); principal and interest payable in December, January, February, March and April each year with unpaid principal due on maturity, April 1, 2008. Secured by certain assets of the Company.	1,480,107	1,726,823

4. Debt (continued)

Long-term debt consists of the following:

	April 30
	2003	2002

Mortgage payable, interest at 8%, principal and interest payable monthly with unpaid principal due on maturity, October 1, 2016 Secured by the underlying real estate.	$ 462,313	$ 480,632
Capital lease obligations at interest rates ranging from 6.9% to 10.7%.	188,051	256,451

Total debt	13,004,550	13,992,325
Less current portion	1,104,797	1,017,451

Long-term portion of debt	$11,899,753	$12,974,874

The RFRB agreements include various covenants and restrictions, the most restrictive of which relates to limits on the payment of dividends, capital expenditures, financial ratios, and the incurrence or guarantee of additional debt. Additionally, the Company must engage an independent consultant to make recommendations with respect to pricing and charges if Net Cash Flow, as defined, of the Company in any fiscal year is less than 115% of the principal and interest on all outstanding bonds, purchase money debt, and additional indebtedness which become due in such fiscal year. The cash flows for the year ended April 30, 2003, totaled less than 115%; therefore, an independent consultant was engaged to evaluate the Company’s pricing structure. The independent consultant’s report was delivered to the trustee of the bondholders, which concluded that the Company was not in violation of the restrictive covenant.

The Company finances a portion of its machinery and equipment under capital lease obligations at interest rates ranging from 6.9% to 10.7%. Amortization of assets recorded under capital leases is included in depreciation expense.

4. Debt (continued)

Following is a summary of future principal payments on outstanding debt and capital leases as of April 2003:

	Capital Leases	Debt	Total

2004	$91,808	$1,012,989	$1,104,797
2005	91,808	1,080,450	1,172,258
2006	28,450	1,213,830	1,242,280
2007	–	1,505,852	1,505,852
2008	–	1,613,269	1,613,269
Thereafter	–	6,390,109	6,390,109

	$212,066
Less amounts representing interest	24,015		24,015

PV of future minimum lease payments	188,051	$12,816,499	$13,004,550

Less current portion	76,178

Long-term capital lease obligations	$111,873

Line of Credit

The Company maintains a $3.5 million seasonal line of credit with a local bank. Interest on the line is accrued at prime plus 1% (5.25% at April 30, 2003) and paid monthly. The line must be paid to zero for 30 days each annual period. The line matures each August, at which time it automatically renews unless terminated by either party. Senior collateral for the line consists of the 30,000 square foot commercial space in the Village Center building and certain real property and assets of the Company on parity with the municipal bond indebtedness. As of April 30, 2003 and 2002, the Company’s outstanding balance under its seasonal line of credit totaled approximately $725,000 and $126,000, respectively.

5. Commitments and Contingencies

During the normal course of its operations, the Resort has been named a defendant in several ski-related lawsuits that the Company and its insurance carriers are actively contesting. In management’s opinion, the outcome of these disputes, net of insurance recoveries, will not have a significant effect on the Resort’s financial position or results of operations.

The Resort leases office and other facilities and certain equipment under long-term operating leases. Total rent expense for all operating leases for the periods ended April 30, 2003 and 2002, was approximately $234,000 and $157,000, respectively. Aggregate future minimum rental commitments under noncancellable operating leases are as follows:

2004	$234,000
2005	85,000
2006	85,000

Total	$404,000

From year to year, the Resort has executed agreements with airline companies to provide direct flights to Durango. These agreements require the Resort to guarantee specified minimum airline revenue. In 2003, the Resort only executed one guarantee agreement from Houston for which the maximum amount due under the agreement was $200,000. As of April 30, 2003, the Resort has recorded a payable of $176,000 related to this guarantee. The Resort does not plan on executing any future agreements with airline companies.

6. Recently Issued Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements 4, 44, and 64, Amendment of FASB Statement 13, and Technical Corrections (SFAS 145). This statement rescinds SFAS 4, SFAS 44, and SFAS 64. In addition, it also amends SFAS 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. The Company does not expect adoption of SFAS 145 to have a material impact, if any, on its financial position or results of operations.

6. Recently Issued Accounting Pronouncements (continued)

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146). This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring) . This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with earlier application encouraged. The Company does not expect adoption of SFAS 146 to have a material impact, if any, on its financial position or results of operations.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation– Transition and Disclosure (SFAS 148), an amendment of SFAS 123. SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. This statement is effective for financial statements for fiscal years ending after December 15, 2002. SFAS 148 will not have any impact on the Company’s financial statements.

7. Related Party Transactions

Following are the related party accounts included in the accompanying consolidated balance sheet:

	Receivable		Payable
	April 30 2003	April 30 2002	April 30 2003	April 30 2002

Duncan	$–	$66,164	$–	$(1,573)
Durango	–	36,178	–	(26,471)
Landco	1,158,996	–	(16,049)	–
MOA	500,000	500,000	–	–
Other affiliates	124,869	193,682	(44,894)	(55,498)

Totals	$1,783,865	$796,024	$(60,943)	$(83,542)

7. Related Party Transactions (continued)

Amounts receivable are from affiliated homeowner’s associations, rental program participants, commercial space lessees and Landco. The notes receivable are from the MOA (an affiliated homeowner’s association) and Landco (the entitlement note receivable – related party). Amounts payable are to affiliated condo owners and Landco.

Insurance coverage is purchased through an insurance agency in which Duncan has a financial interest. Payments under such insurance contracts were approximately $82,000 and $74,000 for the periods ended April 30, 2003 and 2002, respectively.

The Landco receivable is an unsecured promissory note which bears simple interest at nine percent (9%) per annum and is payable in full on April 30, 2008.

The MOA receivable is a promissory note, secured by the building purchased by MOA, which bears simple interest at five percent (5%) per annum and is payable in installments until June 14, 2013.

8. Employee Benefit Plan

The Company sponsors a 401(k) defined contribution plan covering all employees over 21 years of age that meet certain experience requirements. The Company matches employee contributions based upon a set formula. In addition, each year management determines discretionary contributions to be made by the Company. For the periods ended April 30, 2003 and 2002, employer contributions to the plan totaled $32,219 and $24,874, respectively.

9. Subsequent Events

Subsequent to year-end on September 4, 2004, the Company agreed to the sale of all developable parcels within the 100 acres that it owns to Landco for approximately $2.2 million. The Company received a refundable $500,000 deposit (subject to a fairness appraisal) and a non-recourse promissory note bearing interest at 7% per annum. Interest is payable quarterly, with principal payments equal to at least 50% of the net sales proceeds received by Landco on the subsequent sale of the property sold. The deferred portion of the purchase price shall be secured by a first priority deed of trust on the property sold.

On November 19, 2003, Landco paid the outstanding balance on the Entitlement Note plus all accrued and unpaid interest.

10. Quarterly Results of Operations (UNAUDITED)

	Three Months Ended July 31, 2002	Three Months Ended October 31, 2002	Three Months Ended January 31, 2003	Three Months Ended April 30, 2003

Total revenues	$732,903	$1,352,447	$6,815,307	$5,780,833
Total expenses	` 3,063,984	3,566,440	6,449,190	4,234,888

Net income (loss)	$(2,331,081)	$(2,213,993)	$366,117	$1,545,945

	Two Months Ended July 31, 2001	Three Months Ended October 31, 2001	Three Months Ended January 31, 2002	Three Months Ended April 30, 2002

Total revenues	$801,989	$409,866	$5,842,889	$6,952,524
Total expenses	2,155,923	2,873,300	5,254,079	5,226,369

Net income (loss)	$(1,353,934)	$(2,463,434)	$588,810	$1,726,155

Item 15(d) (iv)

DSC/PURGATORY, LLC
(DBA DURANGO MOUNTAIN RESORT)

Consolidated Financial Statements
As Of May 31, 2001, 2000 And 1999

Together With Report Of Independent Public Accountants

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

THIS REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP
AND HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP. THE INCLUSION OF THIS PREVIOUSLY ISSUED ANDERSEN REPORT IS PURSUANT
TO THE "TEMPORARY FINAL RULE AND FINAL RULE REQUIREMENTS FOR ARTHUR ANDERSEN LLP AUDITING CLIENTS", ISSUED BY THE U.S.
SECURITIES AND EXCHANGE COMMISSION IN MARCH 2002. NOTE THAT THIS PREVIOUSLY ISSUED ARTHUR ANDERSEN LLP REPORT INCLUDES
REFERENCES TO CERTAIN FISCAL YEARS, WHICH ARE NOT REQUIRED TO BE PRESENTED IN THE ACCOMPANYING CONSOLIDATED FINANICAL
STATEMENTS FOR THE YEAR ENDED MAY 31, 1999.

To the Members of
DSC/Purgatory, LLC:

We have audited the accompanying consolidated balance sheets of DSC/Purgatory,
LLC (a Colorado limited liability company dba Durango Mountain Resort) as of May
31, 2001 and 2000, and the related consolidated statements of operations, members' capital (deficit) and cash flows for the year ended May 31, 2001, the one-month period ended May 31, 2000 (post-acquisition - see Note 1), the eleven-month period ended April 30, 2000 (pre-acquisition - see Note 1) and the year ended May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company sold a majority voting interest effective May 1, 2000. Accordingly, the assets, liabilities and members' capital have been recorded to reflect the purchase price. The assets and liabilities were recorded based upon the estimated fair market values at the date of acquisition. Accordingly, the pre-acquisition and post-acquisition financial statements are not comparable in all material respects since these financial statements report the financial position, results of operations and cash flows on two separate accounting bases.

In our opinion, the balance sheets and related statements of operations, members' capital (deficit) and cash flows as of and for the year ended May 31,
2001, and for the one-month period ended May 31, 2000, referred to above present fairly, in all material respects, the financial position of DSC/Purgatory, LLC as of May 31, 2001 and 2000, and the results of its operations and its cash flows for the year and one-month period then ended in conformity with accounting principles generally accepted in the United States.

Also, in our opinion, the statements of operations, members' capital (deficit)
and cash flows for the eleven-month period ended April 30, 2000, and the year ended May 31, 1999, referred to above present fairly, in all material respects, the results of operations and cash flows of DSC/Purgatory, LLC for the eleven-month period ended April 30, 2000, and the year ended May 31, 1999 in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
August 31, 2001.

DSC/PURGATORY, LLC
(dba DURANGO MOUNTAIN RESORT)
CONSOLIDATED BALANCE SHEETS

(See Notes 1 and 2)

	May 31,	May 31,
ASSETS	2001	2000
----------------------------------------------------

CURRENT ASSETS:
Cash and cash equivalents	$2,039,348	$3,268,448
Restricted cash and investments	493,405	226,708
Accounts receivable, net of allowance for doubtful
accounts of $13,200 and $13,000, respectively	587,237	466,631
Inventory and supplies, at cost	395,448	430,230
Prepaid expenses	252,968	229,117

Total current assets	3,768,406	4,621,134

PROPERTY AND EQUIPMENT, at cost:
Land, buildings and improvements	9,122,056	8,874,174
Ski lifts and trails	8,382,687	4,795,139
Machinery and equipment	3,596,764	2,782,788
Construction-in-progress	14,023	430,079

	21,115,530	16,882,180
Less- accumulated depreciation	(2,031,602)	(158,035)

Total property and equipment, net	19,083,928	16,724,145

REAL ESTATE DEVELOPMENT	859,331	-

RESTRICTED CASH AND INVESTMENTS	963,626	991,879

SPECIAL USE PERMIT, net of accumulated amortization
of $32,849 and $1,968, respectively	1,178,491	1,209,372

OTHER ASSETS, net of accumulated amortization
of $25,712 and $5,560, respectively	704,043	467,983

Total assets	$26,557,825	$24,014,513

The accompanying notes to consolidated financial statements
-----------------------------------------------------------
are an integral part of these consolidated balance sheets.
----------------------------------------------------------

DSC/PURGATORY, LLC

(dba DURANGO MOUNTAIN RESORT)

CONSOLIDATED BALANCE SHEETS

(See Notes 1 and 2)

	May 31,	May 31,
LIABILITIES AND MEMBERS' CAPITAL	2001	2000
-----------------------------------------------------

CURRENT LIABILITIES:
Accounts payable	$278,127	$556,331
Accrued expenses	1,191,941	1,145,223
Related party payable	120,670	115,428
Deferred revenue	525,399	-
Current portion of long-term debt	1,409,289	587,260
Current portion of obligations under capital leases	79,424	-
Notes payable to related party	-	2,500,000

Total current liabilities	3,604,850	4,904,242

LONG-TERM DEBT:
Bonds, including unamortized premium	8,360,310	8,980,524
Notes payable	1,741,734	495,503
Obligation under capital leases	240,357	-

	10,342,401	9,476,027

Total liabilities	13,947,251	14,380,269

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST	200	-

MEMBERS' CAPITAL:
Duncan interests	7,422,875	7,326,849
Durango Resort, LLC	5,187,499	5,307,395
Contribution receivable	-	(3,000,000)

Total members' capital	12,610,374	9,634,244

Total liabilities and members' capital	$26,557,825	$24,014,513

The accompanying notes to consolidated financial statements
-----------------------------------------------------------
are an integral part of these consolidated balance sheets.
----------------------------------------------------------

DSC/PURGATORY, LLC

(dba DURANGO MOUNTAIN RESORT)

CONSOLIDATED STATEMENTS OF OPERATIONS

(See Notes 1 and 2)

		(Post-Acquisition)	(Pre - Acquisition)
	For the	For the One-Month	For the Eleven-Month	For the
	Year Ended	Period Ended	Period Ended	Year Ended
	May 31, 2001	May 31, 2000	April 30, 2000	May 31, 1999

REVENUES:
Lift operations	$7,994,983	$-	$5,629,682	$7,997,607
Commercial and other mountain operations	6,714,538	61,620	4,832,342	5,712,669
Other	1,045,362	30,412	771,072	1,001,829

Total Revenues	15,754,883	92,032	11,233,096	14,712,105

OPERATING EXPENSES:
Lift operations	3,066,098	133,988	2,642,962	2,801,565
Commercial and other mountain operations	4,839,228	252,568	3,443,490	4,178,591
General, administrative and marketing	4,168,772	241,490	3,683,346	3,919,263
Depreciation and amortization	1,908,077	160,135	1,620,168	1,797,611
Other	1,404,234	86,181	955,106	1,034,802

Total Operating Expenses	15,386,409	874,362	12,345,072	13,731,832

Income (loss) from operations	368,474	(782,330)	(1,111,976)	980,273

OTHER (EXPENSE) INCOME:
Interest expense	(1,127,539)	(104,278)	(1,703,228)	(1,843,548)
Interest income	231,195	20,852	135,776	124,537

Net loss	$(527,870)	$(865,756)	$(2,679,428)	$(738,738)

The accompanying notes to consolidated financial statements
are an integral part of these consolidated statements.

DSC/PURGATORY, LLC
(dba DURANGO MOUNTAIN RESORT)

CONSOLIDATED STATEMENTS OF MEMBERS' CAPITAL (DEFICIT)

FOR THE YEAR ENDED MAY 31, 2001,

THE ONE-MONTH PERIOD ENDED MAY 31, 2000,

THE ELEVEN-MONTH PERIOD ENDED APRIL 30, 2000,

AND THE YEAR ENDED MAY 31, 1999

(See Notes 1 and 2)

				Durango Resort, LLC

	Class A	Duncan	Total	Class B
	Preferred	Common	Duncan	Preferred	Common

BALANCES, at May 31, 1998	$(4,107,760)	$-	$(4,107,760)	$-	$-

Net loss	(738,738)	-	(738,738)	-	-

BALANCES, at May 31, 1999	(4,846,498)	-	(4,846,498)	-	-

Net loss	(2,679,428)	-	(2,679,428)	-	-

BALANCES, at April 30, 2000	(7,525,926)	-	(7,525,926)	-	-

Conversion of related party debt	9,030,899	-	9,030,899	-	-
Acquisition of membership interest	-	-	-	6,000,000	-
Contributions of property and
equipment	5,995,027	-	5,995,027	-	-
Contribution receivable	-	-	-	-	-
Net loss	-	(173,151)	(173,151)	-	(692,605)

BALANCES, at May 31, 2000	7,500,000	(173,151)	7,326,849	6,000,000	(692,605)

Cash contribution	-	201,600	201,600	-	302,400
Payment of contribution receivable	-	-	-	-	-
Net loss	-	(105,574)	(105,574)	-	(422,296)

BALANCES, at May 31, 2001	$7,500,000	$(77,125)	$7,422,875	$6,000,000	$(812,501)

	Contribution	Total Durango
	Receivable	Resort, LLC	Total

BALANCES, at May 31, 1998	$-	$-	$(4,107,760)

Net loss	-		(738,738)

BALANCES, at May 31, 1999	-	-	(4,846,498)

Net loss	-	-	(2,679,428)

BALANCES, at April 30, 2000	-	-	(7,525,926)

Conversion of related party debt	-	-	9,030,899
Acquisition of membership interest	-	6,000,000	6,000,000
Contributions of property and
equipment	-	-	5,995,027
Contribution receivable	(3,000,000)	(3,000,000)	(3,000,000)
Net loss	-	(692,605)	(865,756)

BALANCES, at May 31, 2000	(3,000,000)	2,307,395	9,634,244

Cash contribution	-	302,400	504,000
Payment of contribution receivable	3,000,000	3,000,000	3,000,000
Net loss	-	(422,296)	(527,870)

BALANCES, at May 31, 2001	$-	$5,187,499	$12,610,374

The accompanying notes to consolidated financial statements
are an integral part of these consolidated statements.

DSC/PURGATORY, LLC

(dba DURANGO MOUNTAIN RESORT)
CONSOLIDATED STATEMENTS OF CASH FLOWS

(See Notes 1 and 2)

	(Post - Acquisition)		(Pre - Acquisition)
	For the	For the One-Month	For the Eleven-Month	For the
	Year Ended	Period Ended	Period Ended	Year Ended
	May 31, 2001	May 31, 2000	April 30, 2000	May 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(527,870)	$(865,756)	$(2,679,428)	$(738,738)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities-
Depreciation and amortization	1,895,379	163,579	1,657,634	1,840,018
(Gain) loss on sale of assets	(5,518)	14,937	-	10,890
(Increase) decrease in-
Accounts receivable	(120,606)	(25,489)	(62,927)	(136,713)
Inventory and supplies	34,782	(55,324)	205,172	(143,216)
Prepaid expenses	(23,851)	9,073	(51,142)	34,543
Other assets	(256,212)	(14,248)	54,887	10,206
(Decrease) increase in-
Accounts payable	(278,204)	(321,833)	186,386	181,102
Related party payable	5,242	41,193	(339,034)	(125,028)
Deferred revenue	525,399	-	-	-
Accrued expenses	46,718	802,065	788,441	(41,488)

Net cash provided by (used in) operating
activities, excluding real estate
investment activities	1,295,259	(251,803)	(240,011)	891,576

Real estate investment activities-
Expenditures on real estate development	(859,331)	-	-	-

Net cash provided by (used in)
operating activities, including
real estate investment activities	435,928	(251,803)	(240,011)	891,576

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(3,857,379)	(510,900)	(1,018,356)	(694,851)
Proceeds from sale of property and equipment	17,159	8,603	-	9,272
Payments received on notes receivable	-	-	12,548	1,963

Net cash used in investing activities	$(3,840,220)	$(502,297)	$(1,005,808)	$(683,616)

The accompanying notes to consolidated financial statements
are an integral part of these consolidated statements

DSC/PURGATORY, LLC

(dba DURANGO MOUNTAIN RESORT)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(See Notes 1 and 2)

		(Post - Acquisition)	(Pre - Acquisition)
		For the	For the
	For the	One-Month	Eleven-Month	For the
	Year Ended	Period Ended	Period Ended	Year Ended
	May 31,	May 31,	April 30,	May 31,
	2001	2000	2000	1999

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party line of credit	$-	$-	$1,950,000	$3,275,000
Proceeds from notes payable	2,089,920	-	-	-
Payments on notes payable	(71,655)	-	-	-
Cash received in purchase transaction	-	1,800,000	1,200,000	-
Payments on related party notes payable	(2,500,000)	-	-	(2,650,000)
Payment of bond principal	(539,050)	-	(496,250)	(450,950)
Payments on capital leases	(69,779)	-	-	-
Cash received from contribution receivable	3,000,000	-	-	-
Capital contributions	504,000	-	-	-
(Increase) decrease in restricted cash and
investments	(238,444)	(99,279)	476,575	(119,178)
Minority interest investment	200	-	-	-

Net cash provided by financing activities	2,175,192	1,700,721	3,130,325	54,872

Net (decrease) increase in cash and
cash equivalents	(1,229,100)	946,621	1,884,506	262,832

CASH AND CASH EQUIVALENTS,
beginning of period	3,268,448	2,321,827	437,321	174,489

CASH AND CASH EQUIVALENTS,
end of period	$2,039,348	$3,268,448	$2,321,827	$437,321

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:
Cash paid for interest, net of amounts
capitalized	$1,088,832	$56,322	$818,096	$1,794,188

Property and equipment acquired under
capital lease	$389,560	$-	$-	$-

The accompanying notes to consolidated financial statements
are an integral part of these consolidated statements.

DSC/PURGATORY, LLC
------------------
(dba DURANGO MOUNTAIN RESORT)
-----------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------

AS OF MAY 31, 2001 AND 2000
---------------------------

1. BUSINESS AND ORGANIZATION:
----------------------------
Operations and Ownership
--------------------------
DSC/Purgatory, LLC is a Colorado limited liability company doing business as
("dba") Durango Mountain Resort (the "Company"). The Company is the owner and operator of a resort formerly known as the Purgatory Resort which is primarily a ski resort. The Company also has related real estate holdings and is located near Durango, Colorado. As of May 31, 2001, the Company is owned by collectively the "Members", as follows:

- Durango Resort, LLC, a Delaware limited liability company ("Durango").
Durango owns 100% of the Class B preferred interest and 80% of the common interest, and the following entities which are related through common ownership
(referred to hereinafter collectively as "Duncan"); Duncan owns 100% of the
Class A preferred interest and 20% of the common interest, as follows:

-          Hermosa Partners, LLP, a Colorado limited liability partnership
("Hermosa") - 5%,
-         Duncan Mountain, Inc. ("DMI", fka Durango Ski Corporation ("DSC")), a
Colorado "S" corporation - 2%, and
-         T-H Land Company, LLP, a Colorado limited liability partnership
("T-H Land") - 13%.

Purchase Transaction
---------------------
As part of the purchase agreement among the Members, dated November 24, 1999,
(the "Purchase Transaction") effective May 1, 2000, Durango acquired 80% of the common interest of the Company and committed to acquire $6 million of Class B preferred interests of the Company, of which $3 million cash was received as of
May 31, 2000 and $3 million was received during the year ended May 31, 2001.
During the year ended May 31, 2001, Durango and Duncan contributed to the
Company an additional $302,400 and $201,600, respectively, to pay for the respective share of costs associated with planning for the real estate development. In addition, as part of the Purchase Transaction, Duncan converted approximately $9 million of debt and related interest and contributed commercial real estate holdings located at the base of the ski resort valued at approximately $6 million. The Purchase Transaction was accounted for under the purchase method of accounting and the financial statements have been adjusted to reflect the acquisition cost of Durango based upon the estimated fair value of the assets acquired and liabilities assumed. As a result, the assets and liabilities were recorded at the estimated fair value as of May 1, 2000.

In conjunction with the Purchase Transaction, the following assets were contributed and liabilities assumed by the Members:

Fair value of assets acquired                      $ 25,600,607
Contribution receivable                                   3,000,000
Fair value of liabilities assumed                   (15,100,607)
                                                                            ---------------
Net assets acquired                                      $ 13,500,000
                                                                       =============

Durango                                                        $ 6,000,000
Duncan                                                            7,500,000
                                                                         ---------------
Net assets acquired                                     $ 13,500,000
                                                                      =============

As a result of the Purchase Transaction and the related purchase accounting adjustments, the results of operations and the financial position of the Company are not comparable between pre- and post-acquisition periods.

Prior to the Purchase Transaction, the Company had no employees and functioned under a management agreement with DSC, whereby DSC employees provided operating and management services to the Company in exchange for a management fee (Note
5). In conjunction with the Purchase Transaction, the employees of DSC were transferred to the Company and the May 1, 1996 management agreement between the
Company and DSC was terminated.

Concurrent with the Purchase Transaction, Durango signed an option agreement with T-H Land to purchase a 51% interest in approximately 500 acres of unentitled real estate surrounding Purgatory Village. The option expires on May
1, 2002. Durango and T-H Land have further agreed to share entitlement costs up to $500,000 incurred prior to the exercise date. These costs will be paid 60%
by Durango and 40% by T-H Land.

The ski resort operations of the Company have historically generated net losses and working capital deficits. Such losses and working capital deficits, as well as amounts required to fund its capital expenditures, have historically been funded through borrowings from related parties or through capital contributions from Members. Management believes that the cash contributions as well as cash on hand will provide adequate working capital to fund its fiscal 2002 operations. If the estimated cash flows from operations are not achieved, additional capital contributions or borrowings may be necessary during fiscal
2002.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
-----------------------------------------------
Basis of Presentation
-----------------------
The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

During the year ended May 31, 2001, the Company formed Elk Point Development,
LLC ("Elk Point"), a wholly owned subsidiary of the Company. Elk Point is primarily engaged in real estate development and maintenance activities.

During the year ended May 31, 2001, the Company and an unrelated third party formed Durango Mountain Realty, LLC ("Realty"), an 80% owned subsidiary of the
Company. All profits and losses of Realty are allocated 100% to the Company, after deducting employment compensation of the other member. Realty is primarily engaged in the purchase, sale and development of real estate in the
Durango area.

Estimates and Assumptions
---------------------------
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Estimates have been prepared on the basis of the most current and best available information, actual results could differ from those estimates.

Allocation of Profits, Losses and Cash Distributions
----------------------------------------------------------
For financial reporting purposes, the profits and losses of the Company are allocated to the Members based upon their respective common ownership interests.
Under the terms of the operating agreement between the Members, if any cash distributions are declared, the Class A preferred interests are entitled to a priority cash distribution of $7,500,000, followed by the Class B preferred interest, which is entitled to a priority cash distribution of $6,000,000.
After the priority distributions have been made, the Class A and Class B preferred interests will share pari passu distributions until each has received a 6% compounded, cumulative preferred return. After the priority and preferred distributions, any additional distributions shall be based upon the common ownership interests, which is 80% to Durango and 20% to Duncan.

Inventory
---------
Inventory consists primarily of retail clothing, ski equipment and food and beverage inventories. Inventories are valued at the lower of cost or market value, generally using the average cost method, on a first-in, first-out basis.

Property, Equipment and Other Assets
----------------------------------------
The Company owns approximately one hundred acres of the base area land including approximately 35,000 square feet of commercial facilities in Purgatory Village.
The Company also has a significant investment in ski trails, lifts and related assets located on land leased from the United States Forest Service ("USFS")
under a Special Use Permit (including two restaurant facilities on USFS land containing an aggregate of approximately 15,000 square feet of commercial space).

Property and equipment is depreciated by the Company using the straight-line method over the estimated useful lives of the related assets as follows:

Asset                                                                                     Useful Lives
----------------------------                                                            --------------
Buildings and improvements                                             5 to 40 years
Ski lifts and trails                                                                 10 to 40 years
Machinery and equipment                                                 3 to 15 years

Special Use Permit
--------------------
The Special Use Permit was previously held by DSC, as part of the Purchase
Transaction, a new forty year Special Use Permit was issued to the Company in
January 2000, which expires in 2039. The Special Use Permit is included in other assets in the accompanying consolidated balance sheet as of May 31, 2001 at $1,178,000, net of accumulated amortization.

Deferred Loan Costs
---------------------
Costs and fees incurred in connection with the financing activities of the
Company have been capitalized and are being amortized to interest expense over the terms of the related loans. Deferred loan costs of $318,000 and $172,000, net of accumulated amortization, are included in other assets in the accompanying consolidated balance sheets as of May 31, 2001 and 2000, respectively.

Accrued Expenses
-----------------
Obligations of the Company are accrued as incurred. Included in accrued expenses are:

                                                                         2001                                 2000
--------------------------------                           --------------                         ----------
USFS Special Use Permit fees                   $ 52,000                            $ 93,000
Accrued payroll obligations                       486,000                            400,000
Property taxes                                                 23,000                             146,000
Bond refinance costs                                   120,000                                     -
Pending litigation                                          136,000                              92,000
Accrued interest expense                            166,000                             146,000
Other                                                               209,000                             268,000
                                                                       -------------                          ----------
Total accrued expenses                            $ 1,192,000                         $1,145,000
                                                                ==============               ==========

Revenue Recognition
--------------------
Resort revenues are derived from a wide variety of sources, including sales of lift tickets, ski school tuition, dining, retail stores, equipment rentals, hotel management operations, travel reservation commissions, and commercial property rentals, and are recognized as services are performed.

Deferred Revenue
-----------------
The Company records deferred revenue related to the sale of season ski passes and certain daily lift ticket products. The number of season pass holder visits is estimated based on historical data, and the deferred revenue is recognized throughout the season based on this estimate. During the ski season the estimated visits are compared to the actual visits and adjustments are made if necessary.

Income Taxes
-------------
As the Company is a limited liability company, the income tax results and activities flow directly to, and are the responsibility of the Members. As a result, the accompanying consolidated financial statements do not reflect a provision for federal or state income taxes.

Statements of Cash Flows
---------------------------
The Company considers all highly-liquid investments with original maturities of three months or less to be cash equivalents.

Asset Impairment
-----------------
The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the long-lived assets may not be recoverable. For long-lived assets which are held and used in operations, the long-lived asset would be impaired if the undiscounted future cash flows related to the long-lived asset did not exceed net book value. The amount of the impairment would then be determined by discounting the cash flows or by using some other measure of fair value.

Capitalization Policies
------------------------
Capitalized development costs include costs associated with the development of land, interest expense and property taxes on land under development and general and administrative expenses to the extent they benefit the development of land.
Interest expense of $37,000 has been capitalized by the Company during fiscal
2001. No interest was capitalized relating to the development of land during fiscal 2000.

Fair Value of Financial Instruments
---------------------------------------
The recorded amounts for cash and cash equivalents, accounts receivable, other current assets, and accounts payable, accrued expenses and other current liabilities approximate fair value due to the short-term nature of these financial instruments. The fair value of the Company's notes payable approximates fair value due to the variable nature of the interest rate associated with that debt. The fair value of the Company's bonds approximate fair value at May 31, 2000, due to the premium assigned to the bonds on May 1,
2000 associated with the Purchase Transaction. The fair value of the Company's bonds at May 31, 2001 has been estimated using discounted cash flow analyses based on current borrowing rates for debt with similar maturities and ratings.

The estimated fair value of the bonds at May 31, 2001 is presented below:

May 31, 2001
    ---------------------

Carrying                                                     Fair
Value                                                          Value
--------------------------------------
Bonds, including unamortized premium   $8,984,000    $9,078,000

Earnings Per Share
--------------------
Due to the Company's capital structure, the presentation of net income or loss per share is not considered meaningful and has not been presented herein.

New Accounting Pronouncements
-------------------------------
In August 2001, the Financial Accounting Standards Board ("FASB") issued
Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for
the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 supersedes SFAS
No. 121 "Accounting for the Impairment of Long-Lived Assets and For Long-Lived
Assets to be Disposed of." SFAS No. 121 did not address the accounting for a segment of a business accounted for as a discontinued operation which resulted in two accounting models for long-lived assets to be disposed of. SFAS No. 144, establishes a single accounting model for long-lived assets to be disposed of by sale and requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company does not believe that the adoption of SFAS No. 144 will have a material impact on its financial position or results of operations.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No.
142, "Goodwill and Other Intangible Assets". These statements prohibit pooling-of-interests accounting for transactions initiated after June 30, 2001, require the use of the purchase method of accounting for all combinations after
June 30, 2001, and establish new standards for accounting for goodwill and other intangibles acquired in business combinations. Goodwill will continue to be recognized as an asset, but will not be amortized as previously required by APB
Opinion No. 17 "Intangible Assets." Certain other intangible assets with indefinite lives, if present, may also not be amortized. Instead, goodwill and other intangible assets will be subject to periodic (at least annual) tests for impairment and recognition of impairment losses in the future could be required based on a fair value approach as prescribed by these pronouncements. The revised standards include transition rules and requirements for identification, valuation and recognition of a much broader list of intangibles as part of business combinations than prior practice, most of which will continue to be amortized. The Company will adopt the following standard on June 1, 2002 and does not believe that the adoption of SFAS No. 141 and SFAS No. 142 will have a material impact on its financial position or results of operation.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement
Obligations". SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operations of a long-lived asset, except for certain obligations of leases. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The
Company has not assessed the impact of adopting SFAS No. 143 on its financial position or results of operations.

In December 1999, the staff of the Securities and Exchange Commission issued its
Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition." SAB No. 101
provides guidance on the measurement and timing of revenue recognition in financial statements of public companies. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

The FASB has issued SFAS No. 133, "Accounting for Derivative Instruments and
Hedging Activities," as subsequently amended by SFAS No. 137. SFAS No. 133 requires that companies recognize all derivatives as either assets or liabilities in the balance sheet at fair value. Under SFAS No. 133, accounting for changes in fair value of a derivative depends on its intended use and designation. SFAS No. 133 as amended by SFAS No. 137 was adopted in the first quarter of fiscal year 2001. The adoption of SFAS No. 133 as amended by SFAS
No. 137 did not have a material impact on the Company's financial position or results of operations.

Reclassifications
-----------------
Certain prior period amounts have been reclassified to conform to the current year presentation.

3. RESTRICTED CASH AND INVESTMENTS:
-----------------------------------
The Company maintains reserve funds to secure future bond service obligations as required under the bond agreements. Amounts on deposit in the reserve funds will be transferred to the bond trustee, as needed, to cover any deficiencies in required bond service payments. Reserve funds held are invested in U.S.
Governmental Securities. The Company has the positive intent and ability to hold all of its investment securities to maturity and does not engage in trading or sales activity relating to these investments. These investments are classified as held to maturity and are recorded at amortized cost, which approximates their fair value.

Other amounts held as current restricted cash represent reserves required under various insurance and purchase contracts.

4. LONG-TERM DEBT:
----------------
Long-term debt consists of the following as of May 31, 2001 and 2000:

	May 31,	May 31,
	2001	2000

Series 1989A Industrial Development Revenue Refunding
Bonds, interest at 9%; principal and interest payable in
quarterly installments to Trustee with unpaid principal due
on maturity, February 1, 2010. Secured in parity by certain
assets and agreements of the Company. (Including
unamortized premium of $280,524 and $311,693 as of May
31, 2001 and 2000, respectively).	$8,983,974	$9,554,193

Note payable to a third party, interest at prime plus 1%, (8%
at May 31, 2001); principal and interest payable in
December, January, February, March and April each year
with unpaid principal due on maturity, April 1, 2008.
Secured by certain assets of the Company.	2,031,866	-

	May 31,	May 31,
	2001	2000

Mortgage payable, interest at 9.4%; principal and interest
payable monthly with unpaid principal due on maturity,
October 1, 2001. Secured by the underlying real estate.	$495,493	$509,094

Notes payable to Duncan, paid in full in April 2001.	-	2,500,000

	11,511,333	12,563,287

Less: Current portion	1,409,289	3,087,260

	$10,102,044	$9,476,027

Bond Covenants
---------------
The bond agreements include various covenants and restrictions, the most restrictive of which relate to limits on the payment of dividends, capital expenditures, financial ratios, and the incurrence or guarantee of additional debt.

Debt Maturities
----------------
Annual maturities for all long-term notes and bonds payable, net of bond premium are as follows:

Year ending May 31-

2002                                                                         $ 1,378,263
2003                                                                               935,270
2004                                                                               995,270
2005                                                                            1,057,770
2006                                                                            1,127,770
      Thereafter                                                            5,736,466
                                                                                    --------------
                                                                                $ 11,230,809
                                                                      ====================

5. MANAGEMENT AGREEMENT:
----------------------
DSC entered into a management agreement with the Company effective May 1, 1996 that was terminated on April 30, 2000 in connection with the Purchase
Transaction discussed in Note 1. Under the terms of the management agreement,
DSC was responsible for operating, managing and maintaining the resort as a full-service ski and summer destination resort. The Company was required to reimburse DSC for the total compensation and employment related expenses of any
DSC employee who performed services under the agreement. Also, the Company reimbursed DSC for amounts used to purchase and maintain equipment and supplies to be utilized by the resort up to a budgeted amount. The total amount reimbursed to DSC was $5,536,774 and $6,096,095 for the eleven-month period ended April 30, 2000 and the year ended May 31, 1999, respectively, and has been allocated to the various expense categories in the statements of operations based upon actual services provided as follows.

	For the Eleven-
	Month Period	For the year
	Ended April 30, 2000	Ended May 31, 1999

Lift operations	$1,576,836	$1,741,760
Commercial and other mountain operations	1,872,245	2,046,510
Other	519,860	504,122
General, administrative and marketing	1,567,833	1,803,703

Total	$5,536,774	$6,096,095

DSC was also entitled to a management fee from 2% to 5% of earnings before interest, income taxes, depreciation (and amortization), ("EBITDA") based on annual budget versus actual EBITDA, provided that actual EBITDA is at least 100%
of budget. No such amounts were earned for the eleven-month period ended April
30, 2000 or the year ended May 31, 1999.

6. RELATED PARTY TRANSACTIONS:
-----------------------------
The Company leased land, retail sales locations and equipment from certain affiliates prior to the Purchase Transaction. In connection with the Purchase
Transaction the leased land, retail sales locations and equipment were contributed to the Company (Note 1). Lease payments made by the Company totaled approximately $101,000 and $320,000 for the eleven-month period ended April 30,
2000 and the year ended May 31, 1999, respectively.

Insurance coverage is purchased through an insurance agency in which Duncan has a financial interest. Payments under such insurance contracts were approximately $222,000, $3,000, $188,000 and $160,000 for the year ended May 31,
2001, the one-month period ended May 31, 2000, the eleven-month period ended
April 30, 2000, and the year ended May 31, 1999, respectively.

During the year ended May 31, 2001, the Company repaid the note payable to
Duncan in the amount of $2,500,000. The Company also paid interest of $216,000 to Duncan associated with this note payable.

As of May 31, 2001 and 2000, certain affiliates of the Members owed the Company approximately $162,000 and $124,000, respectively, for services provided, which is included in accounts receivable in the accompanying consolidated balance sheets. In addition, the Company owed certain affiliates

approximately $121,000 and $115,000, as of May 31, 2001 and 2000, respectively, for services provided by the affiliates. The amounts receivable and payable are as follows:

	Year Ended May 31, 2001			Year Ended May 31, 2000
	Receivable	Payable	Net	Receivable	Payable	Net

Durango	$7,000	$-	$7,000	$1,500	$-	$1,500
Duncan	30,000	113,000	(83,000)	87,000	115,000	(28,000)
Other affiliates	125,000	8,000	117,000	35,500	-	35,500

	$162,000	$121,000	$41,000	$124,000	$115,000	$9,000

7. COMMITMENTS AND CONTINGENCIES:
---------------------------------------
During the normal course of its operations, the Company is a defendant in several ski-related lawsuits which the Company and its insurance carriers are actively contesting. In management's opinion, the outcome of these disputes, net of insurance recoveries will not have a significant effect on the Company's financial position or results of operations.

The Company finances a portion of its machinery and equipment under capital lease obligations at interest rates ranging from 6.9% to 10.7%. The future minimum lease payments under capitalized lease obligations at May 31, 2001 are as follows:

Year Ending May 31-
2002	$91,808
2003	91,808
2004	91,808
2005	120,258

Total payments	395,682

Less: amounts representing interest	(75,901)

Present value of future minimum
lease payments	319,781

Less: current portion of capital
lease obligations	(79,424)

Long-term capital lease obligations	$240,357

The Company leases office and other facilities and certain equipment under long-term operating leases.
The majority of the leased office and other facilities and equipment was contributed to the Company in the Purchase Transaction (Note 1). Total rent expense for all operating leases for the year ended May 31, 2001, the one-month period ended May 31, 2000, the eleven-month period ended April 30, 2000, and the year ended May 31, 1999, was approximately $65,000, $9,000, $168,000 and
$402,000, respectively.

Aggregate future minimum annual rental commitments under noncancellable operating leases as of May 31, 2001, are as follows:

Year Ending May 31-

2002                                       $ 3,592
2003                                          2,676
2004                                          2,676
2005                                          2,676
2006                                          2,230
                                                 --------
                                              $ 13,850
                                ====================

The Company has an agreement with two airlines to provide direct flights into the Durango - La Plata County Airport, where one agreement expires March 31,
2002 and the other agreement is indefinite. The agreements require the Company to guarantee specified minimum airline revenue. Any guaranteed obligations are expected to be off-set, in part, by reimbursements from local businesses. The guaranteed amounts expensed for the year ended May 31, 2001, one-month period ended May 31, 2000, the eleven-month period ended April 30, 2000, and the year ended May 31, 1999, totaled approximately $185,000, $0, $118,000 and $150,000, respectively, and are included in general, administrative, and marketing on the accompanying statements of operations.

8. SUBSEQUENT EVENTS:
-------------------
Subsequent to yearend the Company entered into a $3.5 million revolving line of credit with a local bank, (the "Revolving Line"). The Revolving Line bears interest based upon Prime and matures on August 1, 2002.

Unaudited Subsequent Events
-----------------------------
The Company also refinanced its mortgage payable. The refinanced mortgage bears interest at 8% per annum, which could change on October 1, 2006 and October 1,
2011.

On November 29, 2001, the Company issued $8,845,000 of La Plata County, Colorado
Recreational Facilities Refunding Revenue Bonds, Series 2001A (the "Series 2001A
Bonds"), which will refund the outstanding Series 1989A Industrial Development
Revenue Refunding Bonds. The Series 2001A Bonds bear interest at 6.875% and are due February 1, 2012. On November 29, 2001, the Company also issued $3,000,000 of La Plata County, Colorado Taxable Recreational Facilities Revenue Bonds,
Series 2001B, which bear interest at 9.0% and are due February 1, 2006.

0307-0447419

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes - Oxley Act of 2002

In connection with the AFG Investment Trust C (the "Trust"), Form 10-K/A Amendment No. 2 for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle
Gary D. Engle
President of AFG ASIT Corporation,
the Managing Trustee of the Trust
(Principal Executive Officer)
January 21, 2004

0307-0447419

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes - Oxley Act of 2002

In connection with the AFG Investment Trust C (the "Trust"), Form 10-K/A Amendment No. 2 for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(2)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock
Richard K Brock
Chief Financial Officer and Treasurer of AFG ASIT Corp.,
the Managing Trustee of the Trust
(Principal Financial and Accounting Officer)
January 21, 2004

0307-0447419

Annex E-4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-QSB

[ X ]    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2003

 OR

                        [     ]                       TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to.

Commission File Number 0-21444

AFG Investment Trust C

(Name of Small Business Issuer in its charter)

Delaware                                                               04-3157232

     (State or other jurisdiction of                              (I.R.S. Employer Identification No.)
                                                                                                                                 incorporation or organization)

                                                                                    1050 Waltham Street, Suite 310, Lexington, MA                         02421
                                                                                                                        (Address of principal executive offices)                                       (Zip Code)

Issuer's telephone number, including area code : (781) 676-0009

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X . NO.

Shares of Class A interests outstanding as of May 15, 2002: 1,786,753

Shares of Class B interests outstanding as of May 15, 2002: 3,024,740

Transitional Small Business Disclosure Format: YES . NO X .

AFG INVESTMENT TRUST C
FORM 10-QSB
INDEX

PART I. FINANCIAL INFORMATION:	Page

Item 1. Financial Statements

Statements of Financial Position
at March 31, 2003 and December 31, 2002	3

Statements of Income
for the Three Months Ended March 31, 2003 and 2002	4

Statement of Changes in Participants’ Capital
for the Three Months Ended March 31, 2003	5

Statements of Cash Flows
for the Three Months Ended March 31, 2003 and 2002	6

Notes to the Financial Statements	7

Item 2. Management's Discussion and Analysis of Financial
Condition and Results of Operations	14

Item 3. Controls and Procedures	23

PART II. OTHER INFORMATION:

Item 1 – 5.	24

Item 6. Exhibits and reports on Form 8-K	25

AFG INVESTMENT TRUST C

STATEMENTS OF FINANCIAL POSITION

(in thousands of dollars, except share amounts)

(unaudited)
	March 31,	December 31,
	2003	2002

Assets

Cash and cash equivalents	$1,042	$ 1,168
Rents receivable	347	158
Accounts receivable - affiliate	108	122
Loan receivable - EFG/Kettle Development LLC	79	79
Interest in EFG/Kettle Development LLC	3,637	3,675
Interest in EFG Kirkwood LLC	3,299	2,148
Interest in MILPI Holdings, LLC	10,083	9,688
Interest in C & D IT, LLC	1,000	1,000
Investments - other	260	260
Other assets, net of accumulated amortization
of $0.1 million at March 31, 2003
and December 31, 2002, respectively	518	470
Equipment at cost, net of accumulated depreciation
of $26.4 million and $25.9 million at March 31, 2003
and December 31, 2002, respectively	17,234	17,756

Total assets	$37,607	$36,524

Liabilities and participants' capital

Notes payable	$17,617	$18,151
Accrued liabilities	444	349
Deferred rental income	269	288
Other liabilities	1,597	1,597

Total liabilities	19,927	20,385

Participants' capital (deficit):
Managing Trustee	15	(30)
Special Beneficiary	125	-
Class A Beneficiary Interests (1,786,753 Interests;		-
initial purchase price of $25 each)	19,588	18,507
Class B Beneficiary Interests (3,024,740 Interests;		-
initial purchase price of $5 each)	291	-
Treasury Interests (225,061 Class A Interests at Cost)	(2,339)	(2,338)
Total participants' capital	17,680	16,139

Total liabilities and participants' capital	$37,607	$36,524

AFG INVESTMENT TRUST C

STATEMENTS OF INCOME

For the Three Months Ended March 31,

(in thousands of dollars, except per share amounts)

(unaudited)

	2003	2002

.
Revenue

Lease revenue	$1,229	$1,501
Interest income	20	4
(Loss) gain on sale of equipment	(3)	43
Other income	1	-

Total revenue	1,247	1,548

Expenses

Depreciation and amortization	530	802
Interest expense	407	570
Management fees - affiliates	98	111
Operating expenses	177	-
Operating expenses - affiliates	-	102

Total expenses	1,212	1,585

Equity Interests

Equity in net loss of EFG/Kettle Development LLC	(39)	(102)
Equity in net income of EFG Kirkwood LLC	1,151	1,468
Equity in net income of MILPI Holdings, LLC	395	219

Total income from equity interests	1,507	1,585

Net income	$1,542	$1,548

Net income (loss)
per Class A Beneficiary Interest	$0.60	$0.60

per Class B Beneficiary Interest	$0.10	$0.10

AFG INVESTMENT TRUST C

STATEMENTS OF CHANGES IN PARTICIPANTS’ CAPITAL

For the Three Months Ended March 31, 2003

(in thousands dollars, except shares)

(unaudited)

	Managing	Special
	Trustee	Beneficiary	Class A Beneficiaries		-	Class B Beneficiaries		-	Treasury

	Amount	Amount	Interests	Amount		Interests	Amount		Interests	Total

Balance at December 31, 2002	$ (30)	$ -	1,787,153	$ 18,507		3,024,740	$ -		$ (2,338)	$ 16,139

Class A Interest repurchased			(400)						(1)	(1)
Net income	45	125	-	1,081		-	291		-	1,542

Balance at March 31, 2003	$ 15	$ 125	1,786,753	$ 19,588		3,024,740	$ 291		$ (2,339)	$ 17,680

AFG INVESTMENT TRUST C

STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31,

(in thousands dollars)

(unaudited)

	2003	2002

Cash flows provided by (used in) operating activities
Net income	$ 1,542	$ 1,548
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	530	802
Loss (gain) on sale of equipment	3	(43)
Income from equity interests	(1,507)	(1,585)
Changes in assets and liabilities:
Rents receivable	(189)	(159)
Accounts receivable - affiliate	14	(101)
Other assets	(62)	(5)
Accrued liabilities	95	100
Deferred rental income	(19)	-

Net cash provided by operating activities	407	557

Cash flows provided by (used in) investing activities
Proceeds from equipment sales	1	158
Purchase of interest in MILPI Holdings, LLC	-	(2,399)
Acquisition fees paid to affiliate	-	(24)
Dividend received from MILPI Holding, LLC	-	1,000
Purchase of interest in C & D IT, LLC	-	(1,000)
Net cash (used in) provided by investing activities	1	(2,265)

Cash flows provided by (used in) financing activities
Proceeds from notes payable – affiliate	-	720
Principal payments - notes payable	(534)	(720)

Net cash used in financing activities	(534)	-

Net decrease in cash and cash equivalents	(126)	(1,708)
Cash and cash equivalents at beginning of year	1,168	1,717

Cash and cash equivalents at end of period	$ 1,042	$ 9

Supplemental information
Cash paid during the period for interest	$ 278	$ 429

NOTE 1 – BASIS OF PRESENTATION

The financial statements presented herein are prepared in conformity with generally accepted accounting principles and the instructions for preparing Form 10-QSB under Rule 310 of Regulation S-B of the Securities and Exchange Commission and are unaudited. Rule 310 provides that disclosures that would substantially duplicate those contained in the most recent annual report to shareholders may be omitted from interim financial statements. The accompanying financial statements have been prepared on that basis and, therefore, should be read in conjunction with the financial statements and notes presented in the 2002 Annual Report (Form 10-K) of AFG Investment Trust C (the "Trust"). Except as disclosed herein, there have been no material changes to the information presented in the notes to the 2002 Annual Report in Form 10-K.

Effective with the filing of this quarterly report, the Trust will file all future quarterly and annual reports as an S-B filer as allowed under Regulation S-B until such point that the Trust no longer qualifies as an S-B filer.

In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the Trust’s financial position at March 31, 2003 and December 31, 2002, results of operations for the three month period ended March 31, 2003 and 2002, statements of changes in participants’ capital for the three months ended March 31, 2003 and statements of cash flows for the three months ended March 31, 2003 and 2002 have been made and are reflected.

NOTE 2 – FOURTH QUARTER ADJUSTMENT

In the fourth quarter of fiscal year 2002, the Trust reversed depreciation of approximately $0.4 million relating to one of its aircraft. Approximately $0.1 million related to each of the three months ended March 31, 2002, June 30, 2002 and September 30, 2002. Depreciation and amortization expense previously reported in the quarterly report for the three months ended March 31, 2002 was $0.9 million, resulting in net income of $1.4 million. The respective quarterly statements of financial position were adjusted to reflect this reversal.

NOTE 3 - EQUIPMENT

The following is a summary of equipment owned by the Trust at March 31, 2003 and December 31, 2002. Remaining Lease Term (Months), as used below, represents the number of months remaining from March 31, 2003 under contracted lease terms and is presented as a range when more than one lease agreement is contained in the stated equipment category. A Remaining Lease term equal to zero reflects equipment either held for sale, re-lease or being leased on a month-to-month basis. Equipment consists of the following at March 31, 2003 and December 31, 2002 (in thousands of dollars):

	Remaining
	Lease Term	Equipment	Equipment
	at March 31, 2003	at Cost	at Cost
Equipment Type	(Months)	at March 31, 2003	at December 31, 2002

Aircraft	9	$ 30,896	$ 30,896
Manufacturing	0-5	8,857	8,857
Locomotives	5	196	196
Materials handling	0	1,978	2,003
Other	0-2	1,717	1,717

Total equipment cost	-	43,644	43,669
Accumulated depreciation	-	(26,410)	(25,913)

Equipment, net of accumulated depreciation	-	$ 17,234	$ 17,756

At March 31, 2003, equipment with an original cost of $30.9 million was proportionately owned with other affiliated entities.

As of March 31, 2003, the Trust’s ownership interest in aircraft and certain manufacturing equipment and related lease payment streams are used to secure the term loans with third-party lenders. The preceding summary of equipment includes leveraged equipment having an original cost of $37.4 million and a net book value of $17.1 million at March 31, 2003.

The summary above includes off-lease equipment held for re-lease with an original cost of approximately $2.0 million and a net book value of approximately $21,000. The Managing Trustee is actively seeking to re-lease all equipment not on lease.

The Trust accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the assets may not be recoverable from undiscounted future cash flows.

During the three months ended March 31, 2003, the Trust evaluated the aircraft which is secured by non-recourse debt, in accordance with SFAS No. 144. The recoverable value of the aircraft was determined based on management’s assumption that the asset would not be sold or re-leased. If the Company anticipated selling or re-leasing the asset, the recoverable value would have been significantly lower which would have resulted in an impairment. The aircrafts’ fair value was determined by an independent third party. The appraiser made several assumptions when calculating the fair value. The appraiser assumed the aircraft will sell at current market prices which are based on "today’s" market conditions which included a thorough review of recent market activity and known transaction data involving the subject aircraft types. In addition, the appraiser considered the perceived current demand for the asset, its availability on the market, and expressed views of the industry. The appraiser also considered the most reasonable value on an open market under conditions requisite to a fair sale and the effects of September 11, 2001. No impairments to equipment were required in the three months ended March 31, 2003 and 2002.

NOTE 4 - INTEREST IN EFG/KETTLE DEVELOPMENT LLC

The Trust and an AGF Investment Trust D ("Trust D") own EFG/Kettle Development LLC ("Kettle Valley"), a Delaware limited liability company, which owns a 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada, called Kettle Valley. To date, 161 residential units have been constructed and sold and 20 additional units are under construction.

In addition, the seller of the Trust's interest in Kettle Valley purchased a residual sharing interest in a Boeing 767-300 aircraft owned by the Trust and Trust D and leased to an independent third party. The seller paid approximately $3.0 million to the Buyers ($1.5 million or 50% to the Trust) for the residual interest, which is subordinate to certain preferred payments to be made to the Trust and Trust C in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trust receives net residual proceeds from the aircraft. The residual interest is non-recourse to the Buyers and is included as Other Liabilities on the accompanying Statements of Financial Position at both March 31, 2003 and December 31, 2002.

The Trust’s ownership interest in Kettle Valley is accounted for on the equity method and the Trust recorded income of approximately $39,000 and $0.1 million for the period ended March 31,2003 and 2002, respectively.

The table below provides KVD LP’s summarized consolidated balance sheet as of March 31, 2003 and December 31, 2002 (in thousands of dollars):

	March 31, 2003	December 31, 2002

Total assets	$15,993	$15,479
Total liabilities	3,952	4,339

Net equity	$12,041	$11,140

The table below provides KVD LP’s summarized consolidated income statement data for the three months ended March 31, 2003 and 2002 (in thousands of dollars):

	March 31, 2003	March 31, 2002

Total revenues	$530	$620
Total expenses	684	855

Net loss	$(154)	$(235)

NOTE 5 - INTEREST IN EFG KIRKWOOD LLC
The Trust and three affiliated trusts (collectively the "Trusts") and an affiliated corporation, Semele, own EFG Kirkwood LLC ("EFG Kirkwood"). The Trusts collectively own 100% of the Class A membership interests in EFG Kirkwood and Semele owns 100% of the Class B membership interests in EFG Kirkwood. The Trust holds 40% of EFG Kirkwood’s Class A membership interests.
The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. The Trust recorded income of $1.1 million and $1.5 million for the period ended March 31, 2003 and 2002, respectively, which represented its pro-rata share of the net income of EFG Kirkwood.

The table below provides EFG Kirkwood’s summarized consolidated balance sheet as of March 31, 2003 and December 31, 2002, respectively (in thousands of dollars):

	March 31, 2003	December 31, 2002

Total assets	$8,454	$5,578
Total liabilities	-	-

Net equity	$8,454	$5,578

The table below provides EFG Kirkwood’s summarized consolidated income statement data for the three months ended March 31, 2003 and 2002, respectively (in thousands of dollars):

	March 31, 2003	March 31, 2002

Equity income on investments	$2,875	$3,672
Other (income) expenses	- .	-

Net income	$2,875	$3,672

The table below provides comparative summarized income statement data for Mountain Resort and the Mountain Springs for the three months ended March 31, 2003 and 2002. The operating companies have a fiscal year end of April 30th which is different from the Trust (in thousands dollars).

	March 31,	March 31,
	2003	2002

Mountain Resorts
Total revenues	$ 16,508	$ 16,405
Total expenses	11,194	11,211

Net income	$ 5,314	$ 5,194

Mountain Springs
Total revenues	$ 8,841	$ 9,403
Total expenses	6,397	6,109

Net income	$ 2,444	$ 3,294

NOTE 6 - INTEREST IN MILPI HOLDINGS, LLC

In December 2000, the Trusts formed MILPI, which formed MILPI Aacquisition, a wholly owned subsidiary of MILPI. The Trusts collectively paid $1.2 million for their membership interest in MILPI and MILPI purchased the shares of MILPI Acquisition for an aggregate purchase price of $1.2 million at December 31, 2000 ($0.4 million for the trust). In February 2001 and 2002, MILPI Acquisition acquired approximately 83% and 17% of PLM International, Inc.’s outstanding common stock for a total purchase price of approximately $21.8 and $4.4 million, respectively.

The Trust’s ownership interest in MILPI is accounted for on the equity method and the Trust recorded income of approximately $0.4 million and $0.2 million for the period ended March 31,2003 and 2002, respectively.

The table below provides summarized consolidated balance sheet data as of March 31, 2003 and December 31, 2002, and consolidated income statement data for MILPI for the three months ended March 31, 2003 and 2002, respectively (in thousands of dollars):

	March 31, 2003	December 31, 2002

Total assets	$52,985	$44,400
Total liabilities	22,971	18,440
Minority interests	2,971	-

Equity	$27,043	$25,960

. .	Three Months Ended	Three Months Ended
.	March 31, 2003	March 31, 2002

Total revenues	$2,294	$1,702
Total expenses	727	885

Income before income taxes	1,567	817
Provision for taxes	482	264

Net income	$1,085	$553

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee. In March 2003, the Trust’s shareholders approved all the articles included in the proxy statement. One of the articles approved authorized MILPI to purchase Trust A and B’s interest in MILPI at a pre-determined price. In April 2003, MILPI acquired AFG Investment Trust A and B Liquidating Trust’s interest in MILPI for $5.4 million. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust and AFG Investment Trust C’s ownership interest in MILPI increased to 50% per trust.

NOTE 7 – INTEREST IN C & D IT LLC

The Trust and Trust D the ("C & D Joint Venture") own C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned joint venture that is co-managed by the C & D Joint Venture to which each Trust contributed $1.0 million.

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee including approval of the purchase of Semele’s interest in Rancho Malibu Limited Partnership. Subsequently, the Trust’s shareholders approved all of the articles included in the proxy statement. On March 17, 2003, Semele and Rancho Malibu Corp. contributed all of the partnership interest in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP, Inc

NOTE 8 - RELATED PARTY TRANSACTIONS

Various operating expenses incurred by the Trust are paid by EFG on behalf of the Trust and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the three months ended March 31, 2003 and 2002, which were paid or accrued by the Trust to EFG or its affiliates, are as follows (in thousands of dollars):

	March 31, 2003	March 31, 2002

Acquisition fees	$-	$24
Management fees	98	111
Administrative charges	41	102

Total	$139	$237

Administrative charges represent amounts owed to EFG, pursuant to Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trust. Prior to June 2002, an affiliated company supported the administrative function.

All rents and proceeds from the sale of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trust. At March 31, 2003, the Trust was owed $0.1 million by EFG for such funds and the interest thereon. These funds were remitted to the Trust in April 2003.

NOTE 9 - NOTES PAYABLE

Notes payable at March 31, 2003 consisted of two installment notes totaling $17.6 million payable to banks and institutional lenders. The notes bear a fixed interest rate of 8% and 9%. Both of the installment notes are non-recourse and are collateralized by the Trust’s aircraft and certain manufacturing equipment and the assignment of the related lease payments. These notes will be partially amortized by the remaining contracted lease payments. However, the Trust has balloon payment obligations of approximately $16.1 million at the expiration of the debt in December 2003.

NOTE 10 – CONTINGENCIES AND COMMITMENTS
The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in EFG Kirkwood, C & D IT LLC, Kettle Valley and MILPI through its ownership in Rancho Malibu. The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust may have unintentionally engaged in an activity or activities that may be construed to fall within the scope of the Act. If the Trust were determined to be an investment company, its business would be adversely affected. The Managing Trustee has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of certain assets that it might not otherwise dispose of.
NOTE 11 - SEGMENT REPORTING

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties a diversified portfolio of capital equipment. The Equipment Management segment includes the Trust's interest in MILPI Holdings, LLC ("MILPI"), which owns 100% of PLM, an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables.

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.
Segment information for the three months ended March 31, 2003 and 2002 is summarized below (in thousands of dollars).

	2003	2002

.

Total Revenue:
Equipment leasing	$1,226	$1,544
Equipment management	-	-
Real estate	20	-
Other	1	4

Total	$1,247	$1,548

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$90	$66
Equipment management	24	24
Real estate	-	-
Other	161	123

Total	$275	$213

Interest Expense:
Equipment leasing	$407	$566
Equipment management	-	4
Real estate	-	-
Other	-	-

Total	$407	$570

Depreciation, Impairment of assets
and Amortization Expense:
Equipment leasing	$530	$802
Equipment management	-	-
Real estate	-	-
Other	-	-

Total	$530	$802

Equity Interests:
Equipment leasing	$-	$-
Equipment management	395	219
Real estate	1,112	1,366
Other	-	-

Total	$1,507	$1,585

Net Income	$1,542	$1,548

Capital Expenditures:
Equipment leasing	$-	$-
Equipment management	-	(2,423)
Real estate	-	(1,000)
Other	-	-

Total	$-	$(3,423)

Assets:
Equipment leasing	$19,078	$23,688
Equipment management	9,011	10,160
Real estate	9,427	9,773
Other	91	91

Total	$37,607	$43,712

NOTE 11 – SUBSEQUENT EVENT
In the second quarter, MILPI acquired both AFG Investment Trust A Liquidating Trust and AFG Investment Trust B Liquidating Trust’s interest in MILPI for $5.4 million, which gave AFG Investment Trust D and the Trust, shared 100% ownership of MILPI. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust’s ownership interest in MILPI increased to from 38% to 50%.

AFG INVESTMENT TRUST C
FORM 10-QSB

PART I. FINANCIAL INFORMATION

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
Certain statements in this quarterly report of AFG Investment Trust C (the "Trust") that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made herein. These factors include, but are not limited to, the collection of the Trust’s contracted rents, the realization of residual proceeds for the Trust’s equipment, the performance of the Trust’s non-equipment assets, and future economic conditions.
The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in EFG Kirkwood LLC ("EFG Kirkwood"), C & D IT LLC and EFG/Kettle Development LLC ("Kettle Valley"). The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust may unintentionally engage in an activity or activities that may be construed to fall within the scope of the Act. The Managing Trustee has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. If the Trust was determined to be an investment company, its business would be adversely affected. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of certain assets that it might not otherwise dispose of.

Critical Accounting Policies and Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Managing Trustee to make estimates and assumptions that affect the amounts reported in the financial statements. On a regular basis, the Managing Trustee reviews these estimates and assumptions including those related to revenue recognition, asset lives and depreciation, impairment of long-lived assets and contingencies. These estimates are based on the Managing Trustee’s historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The Managing Trustee believes, however, that the estimates, including those for the above-listed items, are reasonable.

The Managing Trustee believes the following critical accounting policies, among others, are subject to significant judgments and estimates used in the preparation of these financial statements:

Revenue Recognition: Rents are payable to the Trust monthly or quarterly and no significant amounts are calculated on factors other than the passage of time. The Trust’s leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred.

Asset lives and depreciation method: The Trust’s primary business involves the purchase and subsequent lease of long-lived equipment. The Trust's depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is considered to correspond to each asset's primary lease term, which generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trust depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of the primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trust continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

Impairment of long-lived assets: In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the Company evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying bases of such assets may not be recoverable. Losses for impairment are recognized when the estimated undiscounted cash flows estimated to be realized from a long-lived asset are determined to be less than the carrying basis of the asset. The determination of net realizable value for a given investment requires several considerations, including but not limited to, income expected to be earned from the asset, estimated sales proceeds, and holding costs excluding interest.

Contingencies and litigation: The Trust is subject to legal proceedings involving ordinary and routine claims related to its business when quantifiable, estimates for losses from litigation are made after consultation with outside counsel. If estimates of potential losses increase or the related facts and circumstances change in the future, the Trust may be required to adjust amounts recorded in its financial statements.
Segment Reporting

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties a diversified portfolio of capital equipment. The Equipment Management segment includes the Trust's interest in MILPI Holdings, LLC ("MILPI"), which owns 100% of PLM an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables.

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

Segment information for the three months ended March 31, 2003 and 2002 is summarized below (in thousands of dollars).

	2003	2002

.

Total Revenue:
Equipment leasing	$1,226	$1,544
Equipment management	-	-
Real estate	20	-
Other	1	4

Total	$1,247	$1,548

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$90	$66
Equipment management	24	24
Real estate	-	-
Other	161	123

Total	$275	$213

Interest Expense:
Equipment leasing	$407	$566
Equipment management	-	4
Real estate	-	-
Other	-	-

Total	$407	$570

Depreciation, Impairment of assets
and Amortization Expense:
Equipment leasing	$530	$802
Equipment management	-	-
Real estate	-	-
Other	-	-

Total	$530	$802

Equity Interests:
Equipment leasing	$-	$-
Equipment management	395	219
Real estate	1,112	1,366
Other	-	-

Total	$1,507	$1,585

Net Income	$1,542	$1,548

Capital Expenditures:
Equipment leasing	$-	$-
Equipment management	-	(2,423)
Real estate	-	(1,000)
Other	-	-

Total	$-	$(3,423)

Assets:
Equipment leasing	$19,078	$23,688
Equipment management	9,011	10,160
Real estate	9,427	9,773
Other	91	91

Total	$37,607	$43,712

Three months ended March 31, 2003 compared to the three months ended March 31, 2002:
Results of Operations
Equipment Leasing

For the three months ended March 31, 2003, the Trust recognized lease revenue of $1.2 million compared to $1.5 million for same period in 2002. The decrease in lease revenue from 2002 to 2003 resulted primarily from lease term expirations and the sale of equipment. Future lease term expirations and equipment sales will result in a reduction in the lease revenue recognized as the Trust is no longer allowed to purchase equipment.

The Trust's equipment portfolio includes certain assets in which the Trust holds a proportionate ownership interest. In such cases, the remaining interests are owned by an affiliated trust. Proportionate equipment ownership enables the Trust to further diversify its equipment portfolio by participating in the ownership of selected assets, thereby reducing the general levels of risk, which could result from a concentration in any single equipment type, industry or lessee. The Trust and each affiliate individually report, in proportion to their respective ownership interests, their respective shares of assets, liabilities, revenues, and expenses associated with the equipment.

Interest income for the three months ended March 31, 2003 was $20,000 compared to $4,000 for the same period in 2002. Interest income is typically generated from the temporary investment of rental receipts, equipment sales proceeds in short-term instruments and loans made to affiliates and increased in the three months ended March 31, 2003 in comparison due to an increase in interest income earned on the loan receivable due from Kettle Valley Development LLC.

During the three months ended March 31, 2003, the Trust sold fully depreciated equipment to existing lessees and third parties. These sales resulted in a loss of $3,000 on equipment having a net book value of $4,000 in the three months ended March 31, 2003 compared to a gain of $43,000 on equipment having a net book value of $0.1 million during the same period of 2002.

Depreciation expense was $0.5 million and $0.8 million for the three months ended March 31, 2003 and 2002, respectively. Depreciation and amortization decreased by $0.3 million from 2002 to 2003. The decrease in depreciation for the respective periods is attributable to the sale of the Trust’s leasing equipment. Depreciation and amortization is expected to continue to decline in the future as the Trust’s equipment portfolio is sold and not replaced.
Interest expense on third party debt was $0.4 million and $0.6 million for the three months ended March 31, 2003 and 2002, respectively. The decrease in interest expense for each of the respective years is attributable to lower average outstanding debt balances in the quarter ended March 31, 2003 compared to the same period in 2002.
Management fees- affiliate from equipment leasing and non-equipment management were $0.1 million for each of the three months ended March 31, 2003 and 2002. Management fees are based on 5% of gross lease revenue generated by operating leases and 2% of gross lease revenue generated by full payout leases, subject to certain limitations.

Operating expenses were $0.2 million and $0.1 million for the three months ended March 31, 2003 and 2002, respectively. The increase in operating expenses in 2003 is due to an increase in legal fees of approximately $0.1 million for ongoing legal matters. Other operating expenses consist primarily of administrative charges, professional service costs, such as audit and legal fees, as well as printing and remarketing expenses. The amount of future operating expenses cannot be predicted with certainty; however, such expenses are usually higher during the acquisition and liquidation phases of a trust. Other fluctuations typically occur in relation to the volume and timing of remarketing activities.

Equipment Management

During the three months ended March 31, 2003 and 2002, the Trust recorded income of $0.4 million and $0.2 million, respectively, from its ownership interest in MILPI. This income represents the Trust’s share of net income of MILPI recorded under the equity method of accounting. The Trust’s income from MILPI results from MILPI’s ownership of PLM common stock acquired in February 2001 and February 2002. In conjunction with the purchase of PLM, MILPI recorded goodwill of $8.8 million. PLM is an equipment leasing and asset management company.

MILPI Operating Results
During the three months ended March 31, 2003 and 2002, MILPI recognized revenues of approximately $2.3 million and $1.7 million, respectively. Revenues for the three months ended March 31, 2003 are comprised of management fees of approximately $1.4 million, acquisition and lease negotiation fees of $0.5 million, $0.3 million of revenues in connection with the management of limited partnerships and other managed programs and $36,000 of lease income. Revenues for the three months ended March 31, 2002 were comprised primarily of management fees of approximately $1.5 million, interest income of approximately $0.1 million and lease income of approximately $0.1 million. The decrease in management fees of MILPI from 2002 to 2003 is due to the disposition of equipment managed by MILPI. Acquisition and lease negotiation fees increased in 2003 by $0.5 million due to more equipment being placed in PLM managed programs in the first quarter 2003 compared to 2002.
During the three months ended March 31, 2003 and 2002, MILPI incurred total operating expenses of approximately $0.8 million and $0.9 million, respectively. Operating expenses for the three months ended March 31, 2003 are comprised of operations support expenses of approximately $0.8 million and depreciation and amortization of approximately $11,000. For the three months ended March 31, 2002, operating expenses were comprised primarily of operating expenses of approximately $0.8 million and depreciation and amortization of approximately $0.1 million.
MILPI also incurred income tax expense of approximately $0.5 million and $0.3 million for the three months ended March 31, 2003 and 2002, respectively.

Real Estate

Management fees paid to EFG for non-equipment assets were $20,000 for each of the three months ended March 31, 2003 and 2002. Management fees for non-equipment assets, excluding cash, are 1% of such assets under management.

The Trust has an approximately 49% ownership interest in Kettle Valley. For the three months ended March 31, 2003 and 2002, the Trust recorded a loss of $39,000 and $0.1 million, respectively, from its ownership interest in Kettle Valley. These losses represent the Trust’s share of the net losses of Kettle Valley recorded under the equity method of accounting.

The Trust owns 40% of the Class A membership interests of EFG Kirkwood, a joint venture between the Trust, certain affiliated trusts, and Semele Group Inc. ("Semele"). AFG ASIT Corporation, the Managing Trustee of the Trust and a subsidiary of Semele, also is the manager of EFG Kirkwood.

EFG Kirkwood owns membership interests in:

Mountain Resort Holdings LLC ("Mountain Resort") and

Mountain Springs Resort LLC ("Mountain Springs")

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in DSC/Purgatory LLC ("Purgatory") in Durango, Colorado.

For the three months ended March 31, 2003 and 2002, the Trust recorded income of $1.1 million and $1.5 million, respectively, from its ownership interest in EFG Kirkwood. This income represents the Trust’s share of the net income of EFG Kirkwood recorded under the equity method of accounting. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the three months ended March 31, 2003 and 2002 are not indicative of future periods. These three month periods include the periods of peak income activity for the resorts. See below for discussion of the operating results of the resorts.
Mountain Resort Operating Results

Mountain Resort is primarily a ski and mountain recreation resort with more than 2,000 acres of terrain, located approximately 32 miles south of Lake Tahoe. The resort receives approximately 70% of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services with the remainder of the revenues generated from summer outdoor activities, including mountain biking, hiking and other activities. Other operations include a real estate development division, which has developed and is managing a 40-unit condominium residential and commercial building, an electric and gas utility company, which operates as a regulated utility company and provides electric and gas services to the Kirkwood community, and a real estate brokerage company.

During the three months ended March 31, 2003, Mountain Resort recorded total revenues of approximately $16.5 million compared to approximately $16.4 million for the same period in 2002. The increase in total revenues from 2002 to 2003 of $0.1 million is the result of an increase in residential-related revenues, offset, in part by a decrease in ski related revenue. Ski-related revenues decreased approximately $0.2 million. The decrease in ski-related revenues resulted from a decrease in visitors to the resort compared to the same period last year, despite improved weather conditions during the winter season.

Residential-related and other operations revenues increased approximately $0.3 million for the three months ended 2003 as compared to 2002. The increase in residential-related and other operations revenues was primarily attributable to an increase in the number of real estate sales during 2003 compared to 2002.

During the three months ended March 31, 2003 and 2002, Mountain Resort recorded total expenses of approximately $11.2 million, respectively.

Mountain Springs
Purgatory is a ski and mountain recreation resort covering 2,500 acres, situated on 40 miles of terrain with 75 ski trails located near Durango, Colorado. Purgatory receives the majority of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services, with the remainder of revenues generated from summer outdoor activities, such as alpine sliding and mountain biking.

During the three months ended March 31, 2003, Purgatory recorded total revenues of approximately $8.8 million compared to approximately $9.4 million for the same period of 2002. The decrease in total revenues from 2002 to 2003 of approximately $0.6 million is the result of a decrease in visitors to the resort compared to the same period last year, despite improved weather conditions during the winter season.

Total expenses were approximately $6.4 million for the three months ended March 31, 2003 compared to approximately $6.1 million for the same period in 2002. The increase in total expenses for the three months ended March 31, 2003 compared to the same period in 2002 of approximately $0.3 million is a result of an increased cost of sales, offset by a decrease in fixed and variable expenses.

Kettle Valley

Kettle Valley is a real estate development company located in Kelowna, British Columbia, Canada. The project, which is being developed by Kettle Valley Development Limited Partnership, consists of approximately 280 acres of land that is zoned for 1,120 residential units in addition to commercial space. To date, 161 residential units have been constructed and sold and 20 additional units are under construction.

During the three months ended March 31, 2003 and 2002, Kettle Valley recorded revenues of $0.5 million and $0.6 million, respectively, and incurred total expenses of $0.7 million and $0.9 million, respectively. The decrease in revenues and total expenses is the result of a decrease in the number of lot and home sales in the three months ended March 31, 2003 compared to the same period in 2002.

Liquidity and Capital Resources and Discussion of Cash Flows

The Trust by its nature is a limited life entity. The Trust's principal operating activities derive from asset rental transactions. Accordingly, the Trust's principal source of cash from operations is provided by the collection of periodic rents. These cash inflows are used to satisfy debt service obligations associated the assets, and to pay management fees and operating costs. Operating activities provided cash of $0.4 million during the three months ended March 31, 2003.

Rents receivable increased by $0.2 million or 120% in the three month period ended March 31, 2003. The increase in rents receivable is attributable to the timing of cash receipts. During the three month period ended March 31, 2003, one month of lease payments was outstanding related to the Boeing 767-300ER. In April 2003, all lease payments were paid and are current.

Accounts receivable-affiliate decreased by $14,000, or 11%. Receivable from affiliates consists of rent or proceeds from the sale of equipment by EFG, an affiliated entity. All rents and proceeds from the sale of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account and remits to the Trust on a monthly basis. At March 31, 2003, the Trust was owed $0.1 million at by EFG for such funds. This receivable was paid to the Trust in April 2003.

Investment in EFG Kirkwood increased by $1.1 million or 54% during the three month period ended March 31, 2003. The increase is attributable to equity income of $1.1 million recorded during the first quarter of 2003. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the three months ended March 31, 2003 are not indicative of future periods. This three month period includes the period of peak income activity for the resorts.

The Trust’s interest in MILPI increased by $0.4 million or 4% during the three month period ended March 31, 2003. The increase in the investment was attributable to equity income of $0.4 million recorded during the quarter.

Equipment held for lease decreased by $0.5 million or 3% during 2002. The decrease is primarily attributable to depreciation expense recorded during the period.

The Trusts balance in notes payable decreased by $0.5 million or 3% during the three month period ended March 31, 2003. The decrease in attributable to principal payments made during the period.

Accrued liabilities increased by $0.1 million or 27% during the period ended March 31, 2003. An increase in accrued liabilities is due to an increase in accrued interest of $0.1 million from December 31, 2002 to March 31, 2003. The increase in accrued interest is attributable to the timing of monthly debt payments related to the Boeing 767-300ER. At December 31, 2002 all debt payments related to fiscal 2002 were current. During the three months ended March 31, 2003, one month of debt payments and related accrued interest were outstanding related to the Boeing 767-300ER. In April 2003, all debt payments and accrued interest were paid and full and are current.

The Trust’s equipment includes a commercial aircraft. The events of September 11, 2001, along with a recession in the United States, have continued to adversely affect the market demand for both new and used commercial aircraft and weakened the financial position of most airlines. The resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. In addition, during 2003 severe acute repertory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. If this travel continues to decline, it is possible the aircraft values could decline further. The Trustee does not expect aircraft values to return to their previous levels for the foreseeable future. At March 31, 2003, the Trust considers all rents owed from aircraft lessees to be collectible. The Trust is monitoring developments in the airline industry and will continue to evaluate potential implications to the Trust’s financial position and future liquidity.

At lease inception, the Trust’s equipment was leased by a number of creditworthy, investment-grade companies and, to date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

At March 31, 2003, the Trust was due aggregate future minimum lease payments of $2.6 million from contractual lease agreements, a portion of which will be used to amortize the principal balance of notes payable of $17.6 million. Additional cash inflows may be realized from future remarketing activities, such as lease renewals and equipment sales, the timing and extent of which cannot be predicted with certainty. This is because the timing and extent of equipment sales is often dependent upon the needs and interests of the existing lessees. Some lessees may choose to renew their lease contracts, while others may elect to return the equipment. In the latter instances, the equipment could be re-leased to another lessee or sold to a third party. Accordingly, the cash flows of the Trust will become less predictable as the Trust remarkets its equipment.

During the three months ended March 31, 2003, the Trust sold fully depreciated equipment to existing lessees and third parties. These sales resulted in proceeds of $1,000. Future inflows of cash from equipment disposals will vary in timing and amount and will be influenced by many factors including, but not limited to, the frequency and timing of lease expirations, the type of equipment being sold, its condition and age, and future market conditions.

During the period ended March 31, 2003, the Trust evaluated the aircraft, which is secured by non-recourse debt, in accordance with SFAS No. 144. Management’s plan is to dispose of the aircraft at the end of the lease term. The recoverable value of the aircraft was determined based on management’s assumption that the asset would not be sold or re-leased. If the Company anticipated selling or re-leasing the asset, the recoverable value would have been significantly lower which would have resulted in impairment.

At March 31, 2003, the Trust has a 38% membership interest in MILPI. In April 2003, MILPI acquired both AFG Investment Trust A Liquidating Trust and AFG Investment Trust B Liquidating Trust’s interest in MILPI for $5.4 million, which gave the Trust and Trust D, shared 100% ownership of MILPI. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust’s ownership interest in MILPI increased to from 38% to 50%.

In March 2002, the Trust and AFG Investment Trust D ("Trust D") formed C&D IT LLC, a Delaware limited liability company, as a 50/50 % owned joint venture that is co-managed by each of the investors. The joint venture was capitalized by a $1.0 million capital contribution from each investor. C&D IT LLC was formed for the purpose of making a conditional contribution of $2.0 million to BMLF/BSLF II Rancho Malibu Limited Partnership ("Rancho Malibu") in exchange for 25% of the interests in Rancho Malibu. The C&D IT LLC joint venture was admitted to the Rancho Malibu partnership with the other investors, which include Semele and its wholly-owned subsidiary, Rancho Malibu Corp., the other co-managing general partner.

Rancho Malibu owns a 274-acre parcel of land near Malibu, California, which is being developed into a single-family luxury residential subdivision. The conditional C&D joint venture contribution was made to assure participation in the future development of the parcel. The contribution was made subject to future solicitation of the consent of the beneficiaries of each of the Trust and Trust D which was received in March 2003. The joint venture was conditioned upon the consummation of a transaction pursuant to which Semele and Rancho Malibu Corp. would contribute all of the partnership interests that they hold along with 100% of the membership interests Semele holds in Rancho Malibu to RMLP, Inc., a newly formed subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of common stock of RMLP, Inc., approximately 15% interest in RMLP Inc. In March 2003 RMLP, Inc. purchased Semele’s ownership interest in Rancho Malibu as indicated above.

C&D IT LLC’s only asset consists of its interest in Rancho Malibu. Rancho Malibu is in the development stage. Cash distributions from this investments is not anticipated in the near future since C&D IT LLC is using its cash flow to complete development of the property.

The Trust and Trust D own EFG/Kettle Development LLC owns 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada called Kettle Valley. The Trust does not anticipate distributions from its investment in EFG/Kettle Development LLC in the near future.

The Trust also has an ownership interest in EFG Kirkwood. EFG Kirkwood is a joint venture among the Trust, certain affiliated Trusts and Semele and is managed by AFG ASIT Corporation. EFG Kirkwood is a member in two joint ventures, Mountain Resort and Mountain Springs.

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in the Purgatory Ski resort in Durango, Colorado.

Ski resorts are subject to a number of risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust obtained financing in connection with certain equipment assets. The origination of such indebtedness and the subsequent repayments of principal are reported as components of financing activities. At March 31, 2003, the Trust had third party debt obligations outstanding totaling $17.6 million. These notes will be partially amortized by the remaining contracted lease payments. However, the Trust has balloon payment obligation of $16.1 million at the expiration of the lease terms related to its interest in the Boeing 767-300ER in December 2003. Repayment of the balloon payment debt obligation will be dependent upon negotiations of future lease contracts or future sale of these assets.

No cash distributions have been declared since the special distribution since January 2000 . In any given year, it is possible that Beneficiaries will be allocated taxable income in excess of distributed cash. This discrepancy between tax obligations and cash distributions may or may not continue in the future, and cash may or may not be available for distribution to the Beneficiaries adequate to cover any tax obligation.

Cash distributions when paid to the Participants generally consist of both a return of and a return on capital. Cash distributions do not represent and are not indicative of yield on investment. Actual yield on investment cannot be determined with any certainty until conclusion of the Trust and will be dependent upon the collection of all future contracted rents, the generation of renewal and/or re-lease rents, the residual value realized for each asset at its disposal date, and the performance of the Trust’s non-equipment assets. Future market conditions, technological changes, the ability of EFG to manage and remarket the equipment, and many other events and circumstances, could enhance or detract from individual yields and the collective performance of the Trust’s equipment portfolio. The ability of the Managing Trustee and its affiliates to develop and profitably manage its non-equipment assets and the return from its interest MILPI will impact the Trust’s overall performance.

In the future, the nature of the Trust’s operations and principal cash flows will continue to shift from rental receipts to equipment sale proceeds. As this occurs, the Trust’s cash flows resulting from equipment investments may become more volatile in that certain of the Trust’s equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust’s Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust’s equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust’s future working capital and reinvestment requirements, in establishing the amount and timing of future cash distributions.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee’s tax capital account.

Outlook for the Future

Several other factors may affect the Trust’s operating performance during the remainder of 2003 and beyond including:

-changes in markets for the Trust’s equipment;

-changes in the regulatory environment in which the Trust’s equipment operates; and

-changes in the real estate markets in which the Trust has ownership interest.

The future out look for the different operating segments of the Trust is as follows:

Real Estate

The Trust has a minority interest in two ski resorts, which are subject to the risks of the tourism industry. The economic downturn in the tourism industry following September 11, 2001, terrorist attacks had an adverse impact on the operating results of the resorts and the Trust. While management cannot determine if this event will have a material effect on the operations in future years, it is monitoring the travel, tourism and real estate industries. There can be no assurance that the travel and tourism industry will return to its pre-September 11 levels. The resorts have customers who both fly and drive to the resort locations. At this time, management does not believe the economic downturn in the travel industry will recover in the near future.

In addition, the resorts are also subject to a number of other risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust also has a minority interest in several real estate development companies, some of which are located at the resorts. The risks generally associated with real estate include, without limitation, the existence of senior financing or other liens on the properties, general or local economic conditions, property values, the sale of properties, interest rates, real estate taxes, other operating expenses, the supply and demand for properties involved, zoning and environmental laws and regulations, and other governmental rules.

The Trust's involvement in real estate development also introduces financials risks, including the potential need to borrow funds to develop the real estate projects. While the Trust's management presently does not foresee any unusual risks in this regard, it is possible that factors beyond the control of the Trust, its affiliates and joint venture partners, such as a tightening credit environment, could limit or reduce its ability to secure adequate credit facilities at a time when they might be needed in the future. Alternatively, the Trust could establish joint ventures with other parties to share participation in its development projects.

Because the investments in the ski resorts include real estate development companies, the risks and uncertainties associated with the tourism industry can adversely affect the value of the real estate development companies associated with these investments. Decrease in tourism, weather-related conditions or other risks discussed above can permanently decrease the value of the investment and future operations.

The Trust does not anticipate receiving dividend distributions from the real estate investments in the near future due to the uncertainty of the current market conditions.

Equipment Leasing and Equipment Management

The events of September 11, 2001 have also adversely affected market demand for both new and used commercial aircraft and weakened the financial position of several airline companies. In addition, during 2003 severe acute respiratory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. While it currently is not possible for the Trust to determine the ultimate long-term economic consequences of theses events to the equipment leasing segment the resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. In the event of a lease default by an aircraft lessee, the Trust could experience material losses. At March 31, 2003, the Trust has collected substantially all rents owed from aircraft lessees. The Trust is monitoring developments in the airline industry and will continue to evaluate the potential implications to the Trust’s financial position and future liquidity. Management does not anticipate significant improvements in the airline industry in the near future.

At lease inception, the Trust equipment was leased by a number of credit worthy, investment-grade companies. To date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including condition and type of equipment being sold and its marketability at the time of sale. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. The Trust attempts to monitor these change in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

In the future, the nature of the Trust's operations and principal cash flows will continue to shift from rental receipts and equipment sale proceeds to distributions from equity investments. As this occurs, the Trust's cash flows resulting from equipment investments may become more volatile in that certain of the Trust's equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust's Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust's equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust's future working capital requirements, in establishing the amount and timing of future cash distributions. As a result, the Trust does not anticipate declaring any dividend distributions in the near future.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee's capital account.

MILPI’s asset base consists of its interest in the management in several equipment programs with limited lives. If MILPI does not find new sources of capital and revenue, its source of revenues and asset base will decrease and eventually terminate as the equipment growth funds liquidate.

Item 3. Controls and Procedures

Based on their evaluation as of a date within 90 days of the filing of this Form 10-QSB, the Trustee’s Principal Executive Officer and Chief Financial Officer have concluded that the Trust’s disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that the Trust files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. There have been no significant changes in the Trust’s internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation.

AFG Investment Trust C
FORM 10-QSB
PART II. OTHER INFORMATION

Item 1.    Legal Proceedings

                                                                   Response: None

Item 2.    Changes in Securities

                                           Response: None

Item 3.    Defaults upon Senior Securities

                                           Response: None

Item 4.    Submission of Matters to a Vote of Security Holders

On February 11, 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee. On March 14, 2003, the shareholders voted in favor of each of the proposals as follows:

Proposal	For	Against	Abstain

1. To allow PLM, its parent, MILPI, and subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.	525,400	146,959	20,287
2. To approve a transaction whereby a new formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc., of partnership interests in Rancho Malibu, a partnership that owns and is developing approximately 274 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc.	490,412	176,729	25,505
3. To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.	517,078	151,233	24,335
4. To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A and AFG Investment Trust B, for $5.4 million, which gives the Trust, together with AFG Investment Trust C, shared 100% ownership of MILPI. After the purchase the Trust will own 50% of MILPI.	521,370	142,271	29,005
5. To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.	497,968	164,313	30,365

Item 5.    Other Information

                       Response: None

Item 6.    Exhibits and reports on Form 8-K

                             a).  Exhibits

Exhibit 99.1 Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2   Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                            b).  Reports on Form 8-K

On March 21, 2003, the Trust filed a report on Form 8-K announcing the approval by its shareholders on its proxy voting in accordance with the proxy solicitation statement dated as of February 11, 2003.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFG Investment Trust C

By:    AFG ASIT Corporation, a Massachusetts

                                                                   corporation and the Managing Trustee of

                                                    the Registrant.

                                                       By:    /s/ Richard K Brock

                                                                                                                           Richard K Brock

                                                                                                                           Chief Financial Officer and Treasurer of AFG ASIT Corp.

                                                                                                                           (Duly Authorized Officer and

                                                                                                                           Principal Financial and Accounting Officer)

                                                                     Date:    May 12, 2003

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of AFG Investment Trust C;
2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)   evaluated designed such disclosure controls and procedures to ensure that material information relating to the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

May 12, 2003

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this quarterly report on Form 10-K of AFG Investment Trust C;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

May 12, 2003

Exhibit Index

99.1 Certificate of Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley Act

99.2 Certificate of Chief Financial Officer pursuant to Section 906 of Sarbanes - Oxley Act

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)    the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

May 12, 2003

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

May 12, 2003

Annex E-5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-QSB

[ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2003

OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to .

Commission File Number 0-21444

AFG Investment Trust C

(Name of Small Business Issuer in its charter)

Delaware 04-3157232

(State or other jurisdiction of (I.R.S. Employer Identification No.)

incorporation or organization)

1050 Waltham Street, Suite 310, Lexington, MA       02421

(Address of principal executive offices)                        (Zip Code)

Issuer's telephone number, including area code : (781) 676-0009

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X . NO .

Shares of Class A interests outstanding as of August 13, 2003: 1,786,753

Shares of Class B interests outstanding as of August 13, 2003: 3,024,740

Transitional Small Business Disclosure Format: YES . NO X .

AFG INVESTMENT TRUST C

FORM 10-QSB

INDEX

PART I. FINANCIAL INFORMATION:	Page

Item 1. Financial Statements

Statements of Financial Position
at June 30, 2003 and December 31, 2002	3

Statements of Operations
for the Three and Six Months Ended June 30, 2003 and 2002	4

Statement of Changes in Participants’ Capital
for the Six Months Ended June 30, 2003	5

Statements of Cash Flows
for the Six Months Ended June 30, 2003 and 2002	6

Notes to the Financial Statements	7

Item 2. Management's Discussion and Analysis of Financial
Condition and Results of Operations	15

Item 3. Controls and Procedures	26

PART II. OTHER INFORMATION:

Item 1 – 6.	27

AFG INVESTMENT TRUST C

STATEMENTS OF FINANCIAL POSITION

(in thousands of dollars, except share amounts)

	(unaudited) June 30,	December 31,
	2003	2002

Assets

Cash and cash equivalents	$981	$1,168
Rents receivable	345	158
Accounts receivable - affiliate	75	122
Loan receivable - EFG/Kettle Development LLC	79	79
Interest in EFG/Kettle Development LLC	4,101	3,675
Interest in EFG Kirkwood LLC	2,919	2,148
Interest in MILPI Holdings, LLC	11,259	9,688
Interest in C & D IT, LLC	1,157	1,000
Investments - other	258	260
Other assets, net of accumulated amortization of $0.1 million	528	470
Equipment at cost, net of accumulated depreciation
of $25.1 million and $25.9 million at June 30, 2003
and December 31, 2002, respectively	16,733	17,756

Total assets	$38,435	$36,524

Liabilities and participants' capital

Notes payable	$16,941	$18,151
Accrued liabilities	355	349
Deferred rental income	269	288
Other liabilities	1,597	1,597

Total liabilities	19,162	20,385

Participants' capital (deficit):
Managing Trustee	21	(30)
Special Beneficiary	178	-
Class A beneficiary interests (1,786,753 and 1,787,153 interests
At June 30, 2003 and December 31 2002, respectively, initial purchase price of $25 each)	20,547	18,507
Class B beneficiary interests (3,024,740 interests,
initial purchase price of $5 each)	413	-
Treasury Interests (224,261 and 223,861 Class A interests at June 30, 2003 and December 31, 2002, respectively, at cost)	(2,339)	(2,338)
Accumulated other comprehensive income	453	-

Total participants' capital	19,273	16,139

Total liabilities and participants' capital	$38,435	$36,524

AFG INVESTMENT TRUST C

STATEMENTS OF OPERATIONS

(in thousands of dollars, except per share amounts)

(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2003	2002	2003	2002

.
Revenue

Lease revenue	$ 1,269	$ 1,352	$ 2,498	$ 2,853
Interest income	33	2	54	6
Gain on disposition of equipment	3	61	-	104
Loss on the disposition of equipment	(1)	(281)	(1)	(281)

Total revenue	1,304	1,134	2,551	2,682

Expenses

Depreciation and amortization	512	664	1,042	1,466
Impairment of assets	-	484	-	484
Interest expense	393	445	800	1,011
Interest expense - affiliates	-	8	-	12
Management fees - affiliates	101	106	199	217
Operating expenses	82	-	224	-
Operating expenses - affiliates	41	226	76	328

Total expenses	1,129	1,933	2,341	3,518

Equity Interests

Equity in net income (loss) of EFG/Kettle Development LLC	12	7	(27)	(95)
Equity in net (loss) income of EFG Kirkwood LLC	(380)	(714)	771	754
Equity in net (loss) income of MILPI Holdings, LLC	(8)	303	387	522

Total (loss) income from equity interests	(376)	(404)	1,131	1,181

Net (loss) income	$ (201)	$ (1,203)	$ 1,341	$ 345

Net (loss) income
per Class A beneficiary interest	$ 0.54	$ (0.43)	$ 1.14	$ 0.17

per Class B beneficiary interest	$ 0.04	$ (0.10)	$ 0.14	$ -

AFG INVESTMENT TRUST C
STATEMENTS OF CHANGES IN PARTICIPANTS’ CAPITAL

For the Six Months Ended June 30, 2003

(in thousands dollars, except shares)

(unaudited)

								Accumulated
	Managing	Special						Other
	Trustee	Beneficiary	Class A Beneficiaries		Class B Beneficiaries	-	Treasury	Comprehensive

	Amount	Amount	Interests	Amount	Interests	Amount	Interests	Income	Total

Balance at December 31, 2002	$ (30)	$ -	1,787,153	$ 18,507	3,024,740	$ -	$ (2,338)	$ -	$ 16,139

Class A Interests repurchased	-	-	(400)	-	-	-	(1)	-	(1)
Increase in capital related to issuance of partnership interests of equity investment	13	111	_	959		258	-		1,341
Net income	38	67	-	1,081	-	155	-		1,341
Foreign currency translation adjustment	-	-		-		-	-	453	453

Balance at June 30, 2003	$ 21	$ 178	1,786,753	$ 20,547	3,024,740	$ 413	$ (2,339)	$ 453	$ 19,273

AFG INVESTMENT TRUST C

STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30,

(in thousands dollars)

	(unaudited) 2003	2002

Cash flows provided by (used in) operating activities
Net income	$ 1,341	$ 345
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	1,042	1,466
Impairment of assets	-	484
Net loss on disposition of equipment	1	177
Changes in assets and liabilities:
Rents receivable	(187)	(131)
Accounts receivable - affiliate	47	74
Other assets	(81)	(25)
Accrued liabilities	6	(31)
Deferred rental income	(19)	-
Net cash provided by operating activities	2,150	2,359

Cash flows provided by (used in) investing activities
Proceeds from equipment sales	3	2,382
Investment - affiliate	2	2
Loan receivable – EFG/Kettle Development	-	30
Change in equity interests	(678)	(1,181)
Purchase of interest in MILPI Holdings, LLC	-	(2,399)
Acquisition fees paid to affiliate	-	(24)
Dividend received from MILPI Holding, LLC	-	1,000
Purchase of interest in C & D IT, LLC	-	(1,000)
Net cash used in by investing activities	(673)	(1,190)

Cash flows provided by (used in) financing activities
Repurchase of Class A beneficiary interests	(1)	-
Proceeds from note payable - affiliate	-	720
Principal payments - notes payable	(1,210)	(2,461)

Net cash used in financing activities	(1,211)	(1,741)

Net decrease in cash and cash equivalents	(266)	(572)
Effect of exchange rate changes on cash and cash equivalents	(453)
Cash and cash equivalents at beginning of year	1,168	1,717

Cash and cash equivalents at end of period	$ 981	$ 1,145

Supplemental information
Cash paid during the period for interest	$ 676	$ 898

NOTE 1 – BASIS OF PRESENTATION

The financial statements presented herein are prepared in conformity with generally accepted accounting principles and the instructions for preparing Form 10-QSB under Rule 310 of Regulation S-B of the Securities and Exchange Commission and are unaudited. Rule 310 provides that disclosures that would substantially duplicate those contained in the most recent annual report to shareholders may be omitted from interim financial statements. The accompanying financial statements have been prepared on that basis and, therefore, should be read in conjunction with the financial statements and notes presented in the 2002 Annual Report (Form 10-K) of AFG Investment Trust C (the "Trust"). Except as disclosed herein, there have been no material changes to the information presented in the notes to the 2002 Annual Report in Form 10-K.

In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the Trust’s financial position at June 30, 2003 and December 31, 2002, results of operations for the three and six month periods ended June 30, 2003 and 2002, statements of changes in participants’ capital for the six months ended June 30, 2003 and statements of cash flows for the six months ended June 30, 2003 and 2002 have been made and are reflected. Certain amounts previously reported have been reclassified to conform to the June 30, 2003 financial statement presentation. These reclassifications did not have any effect on total assets, total liabilities, participants' capital, or net income (loss).

NOTE 2 – FOURTH QUARTER ADJUSTMENT

In the fourth quarter of fiscal year 2002, the Trust reversed depreciation of approximately $0.4 million relating to one of its aircraft. Approximately $0.1 million related to each of the three months ended March 31, 2002, June 30, 2002 and September 30, 2002. Depreciation and amortization expense previously reported in the quarterly report for the three and six months ended June 30, 2002 was $0.8 million and $1.7 million, resulting in net loss of $1.3 million and net income of $0.1 million, respectively. The respective quarterly statements of financial position have been adjusted to reflect this reversal.

NOTE 3 - EQUIPMENT

The following is a summary of equipment owned by the Trust at June 30, 2003 and December 31, 2002. Remaining Lease Term (Months), as used below, represents the number of months remaining from June 30, 2003 under contracted lease terms and is presented as a range when more than one lease agreement is contained in the stated equipment category. A Remaining Lease term equal to zero reflects equipment either held for sale, re-lease or being leased on a month-to-month basis. Equipment consists of the following at June 30, 2003 and December 31, 2002 (in thousands of dollars):

	Remaining
	Lease Term as of
	June 30, 2003
Equipment Type	(Months)	June 30, 2003	December 31, 2002

Aircraft	6	$ 30,896	$ 30,896
Manufacturing	0-2	8,857	8,857
Materials handling	0-26	1,759	2,003
Locomotives	2	196	196
Other	0	106	1,717

Total equipment cost	-	41,814	43,669
Accumulated depreciation	-	(25,081)	(25,913)

Equipment, net of accumulated depreciation	-	$ 16,733	$ 17,756

At June 30, 2003, equipment with an original cost of $30.9 million was proportionately owned with other affiliated entities.

At June 30, 2003, the Trust’s ownership interest in aircraft and related lease payment streams are used to secure term loans with third-party lenders. The preceding summary of equipment includes leveraged equipment having an original cost of $37.4 million and a net book value of $15.7 million at June 30, 2003.

The summary above includes off-lease equipment held for re-lease with an original cost of $0.4 million and a net book value of $15,000. The Managing Trustee is actively seeking to re-lease or sell all equipment not on lease.

The Trust accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the assets may not be recoverable from undiscounted future cash flows.

During the six months ended June 30, 2003, the Trust evaluated the aircraft which is secured by non-recourse debt, in accordance with SFAS No. 144. The recoverable value of the aircraft was determined based on management’s assumption that the asset would not be sold or re-leased but rather returned to the lender. If the Company anticipated selling or re-leasing the asset, the recoverable value would have been significantly lower which would have resulted in an impairment. The aircraft’s fair value was determined by an independent third party. The appraiser made several assumptions when calculating the fair value. The appraiser assumed the aircraft will sell at current market prices which are based on "today’s" market conditions which included a thorough review of recent market activity and known transaction data involving the subject aircraft types. In addition, the appraiser considered the perceived current demand for the asset, its availability on the market, and expressed views of the industry. The appraiser also considered the most reasonable value on an open market under conditions requisite to a fair sale and the effects of the airline industry following the events of September 11, 2001. No impairments to equipment were required in the six months ended June 30, 2003 During the six months ended June 30, 2002, as a result of a continuous decrease in market demand for aircraft due to the deterioration in the airline industry following the events of September 11, 2001, the Trust determined the projected future undiscounted cash flows were lower than the carrying value of its aircraft. For the six months ended June 30, 2002, the Trust recorded a write-down of equipment of $0.5 million, which represented an impairment to the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft.

NOTE 4 - INTEREST IN EFG/KETTLE DEVELOPMENT LLC

The Trust and AFG Investment Trust D ("Trust D") own EFG/Kettle Development LLC ("Kettle Valley"), a Delaware limited liability company, which owns a 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada, called Kettle Valley. To date, 177 residential units have been constructed and sold and 14 additional units are under construction.

In addition, the seller of the Trust's interest in Kettle Valley purchased a residual sharing interest in a Boeing 767-300 aircraft owned by the Trust and Trust D and leased to an independent third party. The seller paid approximately $3.0 million to the Buyers ($1.5 million or 50% to the Trust) for the residual interest, which is subordinate to certain preferred payments to be made to the Trust and Trust D in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trust receives net residual proceeds from the aircraft. The residual interest is non-recourse to the Buyers and is included as Other Liabilities on the accompanying Statements of Financial Position at both June 30, 2003 and December 31, 2002.

The Trust’s ownership interest in Kettle Valley is accounted for on the equity method and the Trust recorded income of $12,000 and a loss of $27,000 for the three and six month period ended June 30,2003, respectively, compared to income of $7,000 and a loss of $0.1 million for the same periods in 2002. At June 30, 2003, the Trust recorded a foreign currency translation adjustment of $0.5 million, included in accumulated other comprehensive income and reported as part of statements of changes in participants’ capital, reflecting a strengthening of Canadian dollar against the U.S. dollar at the end of the second quarter of 2003. Translation adjustments for prior periods have been immaterial.

The table below provides KVD LP’s summarized consolidated balance sheet as of June 30, 2003 and December 31, 2002 (in thousands of dollars):

	June 30, 2003	December 31, 2002

Total assets	$17,915	$15,441
Total liabilities	5,043	4,339

Net equity	$12,872	$11,102

The table below provides KVD LP’s summarized consolidated income statement data for the three and six months ended June 30, 2003 and 2002 (in thousands of dollars):

	Three Months Ended June 30, 2003	Three Months Ended June 30, 2002	Six Months Ended June 30, 2003	Six Months Ended June 30, 2002

Total revenues	$ 1,959	$ 1,029	$ 2,489	$ 1,277
Total expenses	1,925	1,103	2,609	1,487

Net income (loss)	$ 34	$ (74)	$ (120)	$ (210)

NOTE 5 - INTEREST IN EFG KIRKWOOD LLC

The Trust and three affiliated trusts (collectively the "Trusts") and an affiliated corporation, Semele, own EFG Kirkwood LLC ("EFG Kirkwood"). The Trusts collectively own 100% of the Class A membership interests in EFG Kirkwood and Semele owns 100% of the Class B membership interests in EFG Kirkwood. The Trust holds 40% of EFG Kirkwood’s Class A membership interests.

The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. For the three and six months ended June 30, 2003, the Trust recorded a loss of $0.4 million and income of $0.8 million, respectively, compared to a loss of $0.7 million and income of $0.8 million for the same periods in 2002, which represented its pro-rata share of the net income (loss) of EFG Kirkwood.

The table below provides EFG Kirkwood’s summarized consolidated balance sheet as of June 30, 2003 and December 31, 2002, respectively (in thousands of dollars):

	June 30, 2003	December 31, 2002

Total assets	$7,502	$5,578
Total liabilities	-	-

Net equity	$7,502	$5,578

The table below provides EFG Kirkwood’s summarized consolidated income statement data for the three months and six ended June 30, 2003 and 2002, respectively (in thousands of dollars):

	Three Months Ended June 30, 2003	Three Months Ended June 30, 2002	Six Months Ended June 30, 2003	Six Months Ended June 30, 2002

Equity (loss) income on investments	$ (951)	$ (1,783)	$ 1,924	$ 1,889

EFG Kirkwood owns membership interests in Mountain Resort Holdings LLC ("Mountain Resort") and Mountain Springs Resort LLC ("Mountain Springs"). The table below provides comparative summarized income statement data for Mountain Resort and the Mountain Springs for the three and six months ended June 30, 2003 and 2002. The operating companies have a fiscal year end of April 30th which is different from the Trust (in thousands dollars).

	Three Months Ended June 30, 2003	Three Months Ended June 30, 2002	Six Months Ended June 30, 2003	Six Months Ended June 30, 2002

Mountain Resorts
Total revenues	$ 5,003	$ 4,071	$ 21,686	$ 20,476
Total expenses	5,821	5,360	17,052	16,571

Net (loss) income	$ (818)	$ (1,289)	$ 4,634	$ 3,905

Mountain Springs
Total revenues	$ 870	$ 480	$ 9,711	$ 9,882
Total expenses	2,979	3,176	9,376	9,284

Net (loss) income	$ (2,109)	$ (2,696)	$ 335	$ 598

NOTE 6 - INTEREST IN MILPI HOLDINGS, LLC

The Trust has a non-controlling ownership interest in MILPI Holdings, LLC ("MILPI"), which is accounted for on the equity method. In May 2003, MILPI acquired AFG Investment Trust A and B Liquidating Trust’s interest in MILPI for $5.4 million. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust and Trust D’s non-controlling ownership interest in MILPI increased to 50% per trust.

For the three and six months ended June 30, 2003 the Trust recorded a loss of $8,000 and income of $0.4 million, respectively, compared to income of $0.3 million and $0.5 million for the same periods in 2002, which represented its pro-rata share of the net income of MILPI.

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee including approval of the purchase of Semele’s interest in Rancho Malibu Limited Partnership. Subsequently, the Trust’s shareholders approved all of the articles included in the proxy statement. On March 17, 2003, Semele and Rancho Malibu Corp. contributed all of the partnership interest in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP, Inc. The effect of this transaction on the Trust’s financial statement was to increase its investment in MILPI and the corresponding participants’ capital by $0.8 million.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. The purpose of the partnership is to complete the construction of forty-six residential homes. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities. In accordance with the provisions of SEC Staff Accounting Bulletin No. 51 and 84 ("SAB 51 and 84") to reflect the issuance of partnership interest to the additional partner, the Trust recorded a gain of $0.4 million, the transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

The table below provides summarized consolidated balance sheet data as of June 30, 2003 and December 31, 2002, and consolidated income statement data for MILPI for the three and six months ended June 30, 2003 and 2002, respectively (in thousands of dollars):

	June 30, 2003	December 31, 2002

Total assets	$ 62,087	$ 44,400
Total liabilities	36,792	18,440
Minority interests	847	-

Equity	$ 24,448	$ 25,960

. .	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
.	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Total revenues	$ 1,445	$ 1,683	$ 3,739	$ 3,379
Total expenses	1,370	489	2,097	1,368

Income before income taxes	75	1,194	1,642	2,011
Provision for taxes	116	386	598	650

Net (loss) income	$ (41)	$ 808	$ 1,044	$ 1,361

NOTE 7 – INTEREST IN C & D IT LLC

The Trust and Trust D each own 50% of C & D IT LLC, a Delaware limited liability company, in which each Trust contributed $1.0 million.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an additional partner, as mentioned above. In accordance with the provisions of SAB 51 and 84 to reflect the issuance of partnership interest to the additional partner, the Trust recorded a gain of $0.2 million, the transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

NOTE 8 - RELATED PARTY TRANSACTIONS

Various operating expenses incurred by the Trust are paid by Equis Financial Group Limited Partnership ("EFG") on behalf of the Trust and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the six months ended June 30, 2003 and 2002, which were paid or accrued by the Trust to EFG or its affiliates, are as follows (in thousands of dollars):

	June 30, 2003	June 30, 2002

Acquisition fees	$ -	$ 24
Management fees	199	217
Administrative charges	64	144
Reimbursable operating expenses due to third parties	12	184

Total	$ 275	$ 569

Administrative charges represent amounts owed to EFG, pursuant to Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trust. Prior to June 2002, an affiliated company supported the administrative function.

All rents and proceeds from the disposition of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trust. At June 30, 2003, the Trust was owed $0.1 million by EFG for such funds and the interest thereon. These funds were remitted to the Trust in July 2003.

NOTE 9 - NOTES PAYABLE

Notes payable at June 30, 2003 consisted of two installment notes totaling $16.9 million payable to banks and institutional lenders. The notes bear a fixed interest rate of 8% and 9%. Both of the installment notes are non-recourse and are collateralized by the Trust’s aircraft and certain manufacturing equipment and the assignment of the related lease payments. These notes will be partially amortized by the remaining contracted lease payments. The Trust has balloon payment obligations of $16.1 million at the expiration of the debt in December 2003. Management believes however, the aircraft associated with the non-recourse debt would not be sold for an amount sufficient to cover the balloon payment or re-leased for an amount that would for the debt to be refinanced, it is therefore likely that the aircraft will be returned to the lender. As a result the Trust would not be required to make the balloon payment in December 2003.

NOTE 10 – CONTINGENCIES AND COMMITMENTS

The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in EFG Kirkwood, C & D IT LLC, Kettle Valley and MILPI through its ownership in Rancho Malibu. The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust may have unintentionally engaged in an activity or activities that may be construed to fall within the scope of the Act. If the Trust were determined to be an investment company, its business would be adversely affected. The Managing Trustee has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. The Act, among other things, prohibits an unregistered investment company from offering securities for disposition or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of certain assets that it might not otherwise dispose of.

NOTE 11 - SEGMENT REPORTING

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties equipment. The Trust is no longer allowed to purchase new equipment as its acquisition phase has ended. The Equipment Management segment includes the Trust's interest in MILPI Holdings, LLC ("MILPI"), which owns 100% of PLM, an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables.

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

Segment information for the three and six months ended June 30, 2003 and 2002 is summarized below (in thousands of dollars).

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2003	2002	2003	2002

.

Total Revenue:
Equipment leasing	$ 1,272	$ 1,132	$ 2,498	$ 2,677
Equipment management	-	-	-	-
Real estate	27	-	47	-
Other	5	2	6	5

Total	$ 1,304	$ 1,134	$ 2,551	$ 2,682

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$ 93	$ 80	$ 187	$ 145
Equipment management	24	24	49	49
Real estate	21	21	42	42
Other	86	207	221	309

Total	$ 224	$ 332	$ 499	$ 545

Interest Expense:
Equipment leasing	$ 393	$ 445	$ 800	$ 1,011
Equipment management	-	8	-	12
Real estate	-	-	-	-
Other	-	-	-	-

Total	$ 393	$ 453	$ 800	$ 1,023

Depreciation, Impairment of assets
and Amortization Expense:
Equipment leasing	$ 512	$ 1,148	$ 1,042	$ 1,950
Equipment management	-	-	-	-
Real estate	-	-	-	-
Other	-	-	-	-

Total	$ 512	$ 1,148	$ 1,042	$ 1,950

Equity Interests:
Equipment leasing	$ -	$ -	$ -	$ -
Equipment management	(8)	303	387	522
Real estate	(368)	(707)	744	659
Other	-	-	-	-

Total	$ (376)	$ (404)	$ 1,131	$ 1,181

Net (loss) income:
Equipment leasing	$ 274	$ (541)	$ 469	$ (429)
Equipment management	(32)	271	338	461
Real estate	(362)	(728)	749	617
Other	(81)	(205)	(215)	(304)

Total	$ (201)	$ (1,203)	$ 1,341	$ 345

Capital Expenditures:
Equipment leasing	$ -	$ -	$ -	$ -
Equipment management	-	2,423	-	2,423
Real estate	-	1,000	-	1,000
Other	-	-	-	-

Total	$ -	$ 3,423	$ -	$ 3,423

	As of	As of
	June 30, 2003	December 31, 2002

Assets:
Equipment leasing	$ 17,616	$ 18,314
Real estate	10,482	7,244
Equipment management	9,211	9,688
Other	1,126	1,278

Total	$ 38,435	$ 36,524

NOTE 12—RECENT ACCOUNTING PRONOUNCEMENTS

In January 2003, Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities ("FIN 46"). This interpretation clarifies existing accounting principles related to the preparation of consolidated financial statements when the equity investors in an entity do not have the characteristics of a controlling financial interest or when the equity at risk is not sufficient for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires a company to evaluate all existing arrangements to identify situations where a company has a "variable interest," commonly evidenced by a guarantee arrangement or other commitment to provide financial support, in a "variable interest entity," commonly a thinly capitalized entity, and further determine when such variable interest requires a company to consolidate the variable interest entities financial statement with its own. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date.  It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003.   Based on the recent release of this interpretation, we have not completed our assessment as to whether or not the adoption of this interpretation will have a material impact on our financial statements.

In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity . Statement No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the Statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not expect that the adoption of Statement No. 150 will have a significant impact on either its financial position or results of operations.

AFG INVESTMENT TRUST C

FORM 10-QSB

PART I. FINANCIAL INFORMATION

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

Forward Looking Statements

Certain statements in this quarterly report of AFG Investment Trust C (the "Trust") that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made herein. These factors include, but are not limited to, the collection of the Trust’s contracted rents, the realization of residual proceeds for the Trust’s equipment, the performance of the Trust’s non-equipment assets including minority owned investments which the Trust does not control, and future economic conditions.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Managing Trustee to make estimates and assumptions that affect the amounts reported in the financial statements. On a regular basis, the Managing Trustee reviews these estimates and assumptions including those related to revenue recognition, asset lives and depreciation, impairment of long-lived assets and contingencies. These estimates are based on the Managing Trustee’s historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The Managing Trustee believes, however, that the estimates, including those for the above-listed items, are reasonable.

The Managing Trustee believes the following critical accounting policies, among others, are subject to significant judgments and estimates used in the preparation of these financial statements:

Revenue Recognition: Rents are payable to the Trust monthly or quarterly and are calculated on the passage of time. The Trust’s leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred.

Asset lives and depreciation method: The Trust’s primary business involves the purchase and subsequent lease of long-lived equipment. The Trust's depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is considered to correspond to each asset's primary lease term, which generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trust depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of the primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trust continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

Impairment of long-lived assets: In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the Company evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying bases of such assets may not be recoverable. Losses for impairment are recognized when the estimated undiscounted cash flows estimated to be realized from a long-lived asset are determined to be less than the carrying basis of the asset. The determination of net realizable value for a given investment requires several considerations, including but not limited to, income expected to be earned from the asset, estimated sales proceeds, and holding costs excluding interest.

Contingencies and litigation: The Trust is subject to legal proceedings involving ordinary and routine claims related to its business when quantifiable, estimates for losses from litigation are made after consultation with outside counsel. If estimates of potential losses increase or the related facts and circumstances change in the future, the Trust may be required to adjust amounts recorded in its financial statements.

The Investment Company Act of 1940 (the "Act") places restrictions on the capital structure and business activities of companies registered thereunder. The Trust has active business operations in the financial services industry, primarily equipment leasing, and in the real estate industry through its interests in EFG Kirkwood LLC ("EFG Kirkwood"), C & D IT LLC, EFG/Kettle Development LLC ("Kettle Valley") and RMLP, a wholly owned subsidiary of MILPI Holdings, LLC ("MILPI"). The Trust does not intend to engage in investment activities in a manner or to an extent that would require the Trust to register as an investment company under the Act. However, it is possible that the Trust may unintentionally engage in an activity or activities that may be construed to fall within the scope of the Act. AFG ASIT Corporation ("Managing Trustee") has engaged in discussions with the staff of the Securities and Exchange Commission regarding whether or not the Trust may be an inadvertent investment company by virtue of its recent acquisition activities. The Managing Trustee has consulted counsel and believes that the Trust is not an investment company. If the Trust was determined to be an investment company, its business would be adversely affected. The Act, among other things, prohibits an unregistered investment company from offering securities for sale or engaging in any business or interstate commerce. If necessary, the Trust intends to avoid being deemed an investment company by disposing of certain assets that it might not otherwise dispose of.

Segment Reporting

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing to third parties equipment. The Trust is no longer allowed to purchase new equipment as its acquisition phase has ended. The Equipment Management segment includes the Trust's interest in MILPI, which owns 100% of PLM International, Inc. ("PLM") an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables.

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

Segment information for the three and six months ended June 30, 2003 and 2002 is summarized below (in thousands of dollars).

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2003	2002	2003	2002

.

Total Revenue:
Equipment leasing	$ 1,272	$ 1,132	$ 2,498	$ 2,677
Equipment management	-	-	-	-
Real estate	27	-	47	-
Other	5	2	6	5

Total	$ 1,304	$ 1,134	$ 2,551	$ 2,682

Operating Expenses, Management Fees
and Other Expenses:
Equipment leasing	$ 93	$ 80	$ 187	$ 145
Equipment management	24	24	49	49
Real estate	21	21	42	42
Other	86	207	221	309

Total	$ 224	$ 332	$ 499	$ 545

Interest Expense:
Equipment leasing	$ 393	$ 445	$ 800	$ 1,011
Equipment management	-	8	-	12
Real estate	-	-	-	-
Other	-	-	-	-

Total	$ 393	$ 453	$ 800	$ 1,023

Depreciation, Impairment of assets
and Amortization Expense:
Equipment leasing	$ 512	$ 1,148	$ 1,042	$ 1,950
Equipment management	-	-	-	-
Real estate	-	-	-	-
Other	-	-	-	-

Total	$ 512	$ 1,148	$ 1,042	$ 1,950

Equity Interests:
Equipment leasing	$ -	$ -	$ -	$ -
Equipment management	(8)	303	387	522
Real estate	(368)	(707)	744	659
Other	-	-	-	-

Total	$ (376)	$ (404)	$ 1,131	$ 1,181

Net (loss) income:
Equipment leasing	$ 274	$ (541)	$ 469	$ (429)
Equipment management	(32)	271	338	461
Real estate	(362)	(728)	749	617
Other	(81)	(205)	(215)	(304)

Total	$ (201)	$ (1,203)	$ 1,341	$ 345

Capital Expenditures:
Equipment leasing	$ -	$ -	$ -	$ -
Equipment management	-	2,423	-	2,423
Real estate	-	1,000	-	1,000
Other	-	-	-	-

Total	$ -	$ 3,423	$ -	$ 3,423

	As of	As of
	June 30, 2003	December 31, 2002

Assets:
Equipment leasing	$ 17,616	$ 18,314
Real estate	10,482	7,244
Equipment management	9,211	9,688
Other	1,126	1,278

Total	$ 38,435	$ 36,524

Three and six months ended June 30, 2003 compared to the three and six months ended June 30, 2002:

Results of Operations

Equipment Leasing

For the three and six months ended June 30, 2003, the Trust recognized lease revenue of $1.3 million and $2.5 million, respectively, compared to $1.4 million and $2.9 million, respectively, for same period in 2002. The decrease in lease revenue in the six months ended June 30, 2003 compared to the same period in 2002 resulted primarily from lease term expirations and the disposition of equipment. Future equipment sales will result in a reduction in the lease revenue recognized as the Trust is no longer allowed to purchase equipment.

The Trust's equipment portfolio includes certain assets in which the Trust holds a proportionate ownership interest. In such cases, the remaining interests are owned by an affiliated trust. Proportionate equipment ownership enables the Trust to further diversify its equipment portfolio by participating in the ownership of selected assets, thereby reducing the general levels of risk, which could result from a concentration in any single equipment type, industry or lessee. The Trust and each affiliate individually report, in proportion to their respective ownership interests, their respective shares of assets, liabilities, revenues, and expenses associated with the equipment.

Interest income for the three and six months ended June 30, 2003 was $33,000 and $54,000, respectively, compared to $2,000 and $6,000, respectively, for the same period in 2002. Interest income is typically generated from the temporary investment of rental receipts, equipment sales proceeds in short-term instruments and loans made to affiliates and increased in the three and six months ended June 30, 2003 in comparison due to an increase in interest income earned on the loan receivable due from Kettle Valley Development LLC.

During the three and six months ended June 30, 2003, the Trust sold equipment having a net book value of $4,000 to existing lessees and third parties. These sales resulted in a net gain of $2,000 and a loss of $1,000 for the three and six months ended June 30, 2003. During the three and six months ended June 30, 2002, the Trust sold equipment having a net book value of $2.4 million and $2.6 million to existing lessees and third parties. These sales resulted in a net loss of $0.2 million for both periods ended June 30, 2002.

Depreciation expense was $0.5 million and $1.0 million for the three and six months ended June 30, 2003, respectively compared to $0.7 million and $1.5 million, respectively, for the same periods in 2002. Depreciation and amortization decreased by $0.2 million and $0.5 million during the three and six months ended June 30, 2003 compared to the same period in 2002. The decrease in depreciation for the respective periods is attributable to the disposition of the Trust’s leasing equipment. Depreciation and amortization is expected to continue to decline in the future as the Trust’s equipment portfolio is sold and not replaced.

During the three months ended June 30, 2002, the Trust recorded an impairment to the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft, as a result of continuous decrease in market demand for aircrafts due to the effects of September 11, 2001. The resulting charge of $0.5 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft. The events of September 11, 2001, along with a recession in the United States have continued to adversely affect the market demand for both new and used commercial aircraft. No impairments were recorded during the three and six months ended June 30, 2003.

Interest expense on third party debt was $0.4 million and $0.8 million for the three and six months ended June 30, 2003, respectively, compared to $0.5 million and $1.0 million, respectively, for the same periods in 2002. The decrease in interest expense for each of the respective periods is attributable to lower average outstanding debt balances in the periods ended June 30, 2003 compared to the same periods in 2002.

Management fees- affiliate from equipment leasing and non-equipment management were $0.1 million and $0.2 million for each of the three and six months ended June 30, 2003 and 2002, respectively. Management fees are based on 5% of gross lease revenue generated by operating leases and 2% of gross lease revenue generated by full payout leases, subject to certain limitations.

Operating expenses were $0.1 million and $0.3 million for the three and six months ended June 30, 2003, respectively, compared to $0.2 million and $0.3 million, respectively, for the same three and six month period in 2002. Other operating expenses consist primarily of administrative charges, professional service costs, such as audit and legal fees, as well as printing and remarketing expenses. The amount of future operating expenses cannot be predicted with certainty; however, such expenses are usually higher during the acquisition and liquidation phases of a trust. Other fluctuations typically occur in relation to the volume and timing of remarketing activities.

Equipment Management

For the three and six months ended June 30, 2003 the Trust recorded loss of $8,000 and income $0.4 million, respectively, compared to income of $0.3 million and $0.5 million for the same periods in 2002, which represented its pro-rata share of the net income of MILPI under the equity method of accounting. PLM is primarily an equipment leasing and asset management company.

MILPI Operating Results

During the three and six months ended June 30, 2003, MILPI recognized revenues of $1.4 million and $3.7 million, respectively, compared to $1.7 million and $3.4 million, respectively, for the same periods in 2002. Revenues for the three months ended June 30, 2003 consisted primarily of management fees of $1.3 million and lease revenue of $0.1 million. Revenues for the six months ended June 30, 2003 consisted primarily of management fees of $2.7 million, $0.6 million of acquisition and lease negotiation fees, $0.2 million gain on disposition of equipment and $0.1 million of lease revenue. Revenues for the three months ended June 30, 2002 are comprised primarily of management fees of $1.5 million and $0.1 million of interest income. For the six months ended June 30, 2002, revenues were comprised of management fees of $2.9 million and $0.2 million of interest income. The decrease in management fees from 2003 compared to 2002 is due to a decrease of equipment managed by MILPI. Acquisition and lease negotiation fees increased in 2003 by $0.6 million due to more equipment being placed in PLM managed programs during 2003 compared to 2002.

During the three and six months ended June 30, 2003, MILPI incurred total expenses of $1.4 million and $2.1 million, respectively, compared to $0.5 million and $1.4 million, respectively, for the same period in 2002. Expenses for the three months ended June 30, 2003 are comprised of operational support expenses of $0.9 million, depreciation and amortization expense of $0.2 million and $0.3 million impairment of MILPI’s investments in the managed programs. For the six months ended June 30, 2003, expenses are comprised primarily of operational support expenses of $1.7 million, depreciation and amortization expense of $0.3 million and $0.3 million impairment of MILPI’s investments in the managed programs, partially offset by a net interest income of $0.1 million. Expenses for the three months ended June 30, 2002 are comprised of operational support expenses of $0.5 million and depreciation and amortization expense of $30,000.

For the six months ended June 30, 2002, operating expenses are comprised of operational support expenses of $1.3 million and depreciation and amortization expense of $0.1 million. The increase in total expenses for the three and six month periods ended June 30, 2003 compared to the same periods in 2002, is attributable to an increase in general and administrative costs of $0.4 million. As a result of newly acquired equipment, depreciation increased $0.2 million and $0.1 million during the three and six months ended June 30, 2003 compared to 2002. In addition, the increase is attributable to an impairment charge of $0.3 million to MILPI’s investments in the managed growth funds which was recorded during 2003. A similar charge was not recorded in 2002.

During the three and six months ended June 30, 2003, MILPI incurred income tax expense of $0.1 million and $0.6 million, respectively, with an effective tax rate of 36% for the six month period. For the three and six month period ended June 30, 2002, MILPI incurred income tax expense of $0.4 million and $0.7 million, respectively, with an effective tax rate of 32% for the six month period. The effective tax rate increased 4% during the six month period ended June 30, 2003 compared to the same period in 2002 due to increased taxable income.

Real Estate

Management fees paid to EFG for non-equipment assets were $21,000 and $42,000 for each of the three and six months ended June 30, 2003 and 2002, respectively. Management fees for non-equipment assets, excluding cash, are 1% of the original equipment cost of such assets under management.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. The purpose of the partnership is to complete the construction of forty-six residential homes. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities. In accordance with the provisions of SEC Staff Accounting Bulletin No. 51 and 84 ("SAB 51 and 84") to reflect the issuance of partnership interest to the additional partner, the Trust recorded a net increase in capital of $1.2 million, the transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

The Trust has an approximately 49% ownership interest in Kettle Valley. The Trust’s ownership interest in Kettle Valley is accounted for on the equity method and the Trust recorded income of $12,000 and a loss of $27,000 for the three and six month period ended June 30,2003, respectively, compared to income of $7,000 and a loss of $0.1 million for the same periods in 2002. At June 30, 2003, the Trust recorded a foreign currency translation adjustment of $0.5 million, included in accumulated other comprehensive income and reported as part of statements of changes in participants’ capital, reflecting a strengthening of Canadian dollar against the U.S. dollar at the end of the second quarter of 2003.

The Trust owns 40% of the Class A membership interests of EFG Kirkwood, a joint venture between the Trust, certain affiliated trusts, and Semele Group Inc. ("Semele"). AFG ASIT Corporation, the Managing Trustee of the Trust and a subsidiary of Semele, is the manager of EFG Kirkwood.

EFG Kirkwood owns membership interests in:

Mountain Resort Holdings LLC ("Mountain Resort") and

Mountain Springs Resort LLC ("Mountain Springs").

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in DSC/Purgatory LLC ("Purgatory") in Durango, Colorado.

The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. For the three and six months ended June 30, 2003, the Trust recorded a loss of $0.4 million and income of $0.8 million, respectively, compared to a loss of $0.7 million and income of $0.8 million for the same periods in 2002, which represented its pro-rata share of the net income (loss) of EFG Kirkwood. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the three and six months ended June 30, 2003 and 2002 are not indicative of future periods. These six month periods include the periods of peak income activity for the resorts. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the six months ended June 30, 2003 are not indicative of future periods. This six month period includes significant first quarter peak income activity for the resorts.

Kettle Valley

Kettle Valley is a real estate development company located in Kelowna, British Columbia, Canada. The project, which is being developed by Kettle Valley Development Limited Partnership ("KVD LP"), consists of 280 acres of land that is zoned for 1,120 residential units in addition to commercial space. To date, 177 residential units have been constructed and sold and 14 additional units are under construction.

During the three and six months ended June 30, 2003, KVD LP recorded revenues of $2.0 million and $2.5 million, respectively, compared to $1.0 million and $1.3 million, respectively, for the same periods in 2002. The increase in revenue for the three and six moths ended June 30, 2003 compared to the same period in 2002 is attributable to an increase in the completion and sale of residential lots and homes during 2003 compared to 2002. The increase in residential sales is attributable to lower residential mortgage rates. As such, residential sales may decline in the future if rates increase.

KVD LP incurred total expenses of $1.9 million and $2.6 million during the three and six months ended June 30, 2003, respectively, compared to $1.1 million and $1.5 million, respectively, for the same periods in 2002. The increase in total expenses for the three and six moths ended June 30, 2003 compared to the same period in 2002 is attributable to the cost of sales associated with the increased sales of residential lots and homes.

Mountain Resort Operating Results

Mountain Resort is primarily a ski and mountain recreation resort with more than 2,000 acres of terrain, located approximately 32 miles south of Lake Tahoe. The resort receives the majority of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services with the remainder of the revenues generated from summer outdoor activities, including mountain biking, hiking and other activities. Other operations include a real estate development division, which has developed and is managing a 40-unit condominium residential and commercial building, an electric and gas utility company, which operates as a regulated utility company and provides electric and gas services to the Kirkwood community, and a real estate brokerage company.

During the three and six months ended June 30, 2003, Mountain Resort recorded total revenues of $5.0 million and $21.7 million, respectively, compared to $4.1 million and $20.5 million for the same period in 2002, respectively. The increase of $0.9 million or 22% in total revenues during the three month period June 30, 2003 compared to the same period in 2002 is the result of an increase in ski-related revenues and residential-related revenues. Ski-related revenues increased $0.3 million for the three months ended June 30, 2003 compared to the same period in 2002. The increase is due to improved weather conditions during the winter season, which attracted more skiers. Residential-related and other operations revenues increased $0.6 million for the three months ended June 30, 2003 compared to the same period in 2002. The increase is primarily attributable to an increase in the number of condominium sales during 2003 compared to 2002. During the six month period ended June 30, 2003, total revenues increased by $1.2 million or 6% compared to the same period in 2002. The increase is attributable to an increase in residential-related revenues.

During the three and six months ended June 30, 2003, Mountain Resort recorded total expenses of $5.8 million and $17.1 million, respectively, compared to $5.4 million and $16.6 million for the same periods in 2002. The increase in total expenses of $0.4 million or 7% for the three month period June 30, 2003 compared to the same period in 2002, is primarily attributable to a increase in non-ski related operating expenses. During the six months ended June 30, 2003 compared to the same period in 2002 operating expenses increased $0.5 million primarily as a result of an increase in cost of sales from condominium units sold in the six months ended June 30, 2003 as compared to the same period in 2002, as also discussed above.

Mountain Springs

Mountain Springs is a ski and mountain recreation resort covering 2,500 acres, situated on 40 miles of terrain with 75 ski trails located near Durango, Colorado. Mountain Springs receives the majority of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services, with the remainder of revenues generated from summer outdoor activities, such as alpine sliding and mountain biking.

During the three and six months ended June 30, 2003, Mountain Springs recorded total revenues of $0.9 million and $9.7 million, respectively, compared to $0.5 million and $9.9 million for the same periods in 2002. The increase of $0.6 million in total revenues during the three months ended June 30, 2003 compared to the three months ended June 30, 2002 is the result of favorable weather conditions during the winter season, which attracted more skiers.

Total expenses were $3.0 million and $9.4 million for the three and six months ended June 30, 2003 compared to $3.2 million and $9.3 million for the same periods in 2002. The increase in total expenses for the six months ended June 30, 200 compared to the same period in 2002 of $0.2 million is a result of increased general and administrative costs during 2003.

Liquidity and Capital Resources and Discussion of Cash Flows

The Trust by its nature is a limited life entity. The Trust's principal operating activities derive from asset rental transactions. Cash inflows are used to satisfy debt service obligations associated the assets, and to pay management fees and operating costs. Operating activities provided cash of $2.2 million during the six months ended June 30, 2003.

Rents receivable increased by $0.2 million or 118% in the six month period ended June 30, 2003. The increase in rents receivable is attributable to the timing of cash receipts. During the three month period ended June 30, 2003, one month of lease payments was outstanding related to the Boeing 767-300ER. In July 2003, all lease payments related to the Boeing 767-300ER were paid and are current.

Accounts receivable-affiliate decreased by $47,000, or 39%. Receivable from affiliates consists of rent or proceeds from the disposition of equipment by Equis Financial Group Limited Partnership ("EFG"), an affiliated entity. All rents and proceeds from the disposition of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account and remits to the Trust on a monthly basis. At June 30, 2003 and December 31, 2002, the Trust was owed $0.1 million by EFG for such funds. Each of these amounts were paid in the following month. The decrease in accounts receivable-affiliate during the six month period ended June 30, 2003, is attributable to the timing and remittance of rents and proceeds mentioned above.

The Trust’s investment in Kettle Valley increased by $0.4 million or 12% during the six month period ended June 30, 2003. The increase is attributable to a foreign currency translation adjustment of $0.5 million partially offset by a equity loss of $27,000 for the six month period ended June 30,2003. At June 30, 2003, the Trust recorded a foreign currency translation adjustment of $0.5 million, included in accumulated other comprehensive income and reported as part of statements of changes in participants’ capital, reflecting a strengthening of Canadian dollar against the U.S. dollar at the end of the second quarter of 2003.

Investment in EFG Kirkwood increased by $0.8 million or 36% during the six month period ended June 30, 2003. The increase is attributable to equity income of $0.8 million recorded during the period. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the six months ended June 30, 2003 are not indicative of future periods. This six month period includes significant first quarter peak income activity for the resorts.

The Trust’s interest in MILPI increased by $1.6 million or 16% during the six month period ended June 30, 2003. The increase in the investment was attributable to equity income of $0.4 million and an increase in capital of $1.2 million related to the issuance of partnership interest to an additional partner as mentioned above.

Equipment held for lease decreased by $1.0 million or 6% during the six months ended June 30, 2003. The decrease is primarily attributable to depreciation expense recorded during the period

The Trusts balance in notes payable decreased by $1.2 million or 7% during the six month period ended June 30, 2003. The decrease in attributable to principal payments made during the period.

The Trust’s equipment includes a commercial aircraft. The events of September 11, 2001, along with a recession in the United States, have continued to adversely affect the market demand for both new and used commercial aircraft and weakened the financial position of most airlines. The resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. In addition, during 2003 severe acute repertory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. The Trustee does not expect aircraft values to return to their previous levels for the foreseeable future. At June 30, 2003, the Trust considers all rents owed from aircraft lessees to be collectible. The Trust is monitoring developments in the airline industry and will continue to evaluate potential implications to the Trust’s financial position and future liquidity.

At lease inception, the Trust’s equipment was leased by a number of creditworthy, investment-grade companies and, to date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

At June 30, 2003, the Trust was due aggregate future minimum lease payments of $1.5 million from contractual lease agreements, a portion of which will be used to amortize the principal balance of notes payable of $16.9 million. Additional cash inflows may be realized from future remarketing activities, such as lease renewals and equipment sales, the timing and extent of which cannot be predicted with certainty. This is because the timing and extent of equipment sales is often dependent upon the needs and interests of the existing lessees. Some lessees may choose to renew their lease contracts, while others may elect to return the equipment. In the latter instances, the equipment could be re-leased to another lessee or sold to a third party. Accordingly, the cash flows of the Trust will become less predictable as the Trust remarkets its equipment.

During the six months ended June 30, 2003, the Trust sold equipment for proceeds of $3,000. Future inflows of cash from equipment disposals will vary in timing and amount and will be influenced by many factors including, but not limited to, the frequency and timing of lease expirations, the type of equipment being sold, its condition and age, and future market conditions.

At June 30, 2003, the Trust has a 50% non-controlling ownership interest in MILPI. In May 2003, MILPI acquired both AFG Investment Trust A Liquidating Trust and AFG Investment Trust B Liquidating Trust’s interest in MILPI for $5.4 million. The Trust and Trust C each own a non-controlling 50% ownership of MILPI. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust’s ownership interest in MILPI increased to from 38% to 50%. MILPI plans to utilize its remaining cash reserves and cash generated from operations to acquire additional equipment and to grow its equipment management portfolio. MILPI does not anticipate any distributions in the near future.

Rancho Malibu owns a 274-acre parcel of land near Malibu, California, which is being developed into a single-family luxury residential subdivision. On March 17, 2003, Semele and Rancho Malibu Corp. contributed all of the partnership interest in Rancho Malibu Limited Partnership ("Rancho Malibu") along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., a newly formed, wholly-owned subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP, Inc. In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. The purpose of the partnership is to complete the construction of forty-six residential homes. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities. In accordance with the provisions of SEC Staff Accounting Bulletin No. 51 ("SAB 51") to reflect the issuance of partnership interest to the additional partner, the Trust recorded a net increase in its investment in MILPI and an increase in participants’ capital of $1.2 million, the transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

In March 2002, the Trust and Trust C each own 50% of C & D IT LLC, a Delaware limited liability company, in which each Trust contributed $1.0 million. The Trust’s interest in C & D IT LLC increased $0.2 million or 16% during the six month period ended June 30, 2003. The increase in the investment was attributable to $0.2 million increase in capital related to the issuance of partnership interest to an additional partner as mentioned above. C&D IT LLC’s only asset consists of its interest in Rancho Malibu. Rancho Malibu is in the development stage. Cash distributions from this investments is not anticipated in the near future since Rancho Malibu is using its cash flow to complete development of the property.

The Trust and Trust D own EFG/Kettle Development LLC which owns a 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada called Kettle Valley. The Trust does not anticipate any distributions from its investment in EFG/Kettle Development LLC in the near future.

The Trust also has an ownership interest in EFG Kirkwood. EFG Kirkwood is a joint venture among the Trust, certain affiliated Trusts and Semele and is managed by AFG ASIT Corporation. EFG Kirkwood is a non-controlling member in two joint ventures, Mountain Resort and Mountain Springs.

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in the Purgatory Ski resort in Durango, Colorado.

Ski resorts are subject to a number of risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust obtained financing in connection with certain equipment assets. The origination of such indebtedness and the subsequent repayments of principal are reported as components of financing activities. At June 30, 2003, the Trust had third party debt obligations outstanding totaling $16.9 million. These notes will be partially amortized by the remaining contracted lease payments. The Trust has balloon payment obligation of $16.1 million at the expiration of the lease term related to its interest in the Boeing 767-300ER in December 2003. Management believes however, the aircraft associated with the non-recourse debt, which expires in December 2003 would not be sold for an amount sufficient to cover the balloon payment or re-leased for an amount that would for the debt to be refinanced, it is therefore likely that the aircraft will be returned to the lender. As a result the Trust would not be required to make the balloon payment.

No cash distributions have been declared since the special distribution since January 2000 . The Managing Trustee does not anticipate paying any distributions in 2003. In any given year, it is possible that Beneficiaries will be allocated taxable income in excess of distributed cash. This discrepancy between tax obligations and cash distributions may or may not continue in the future, and cash may or may not be available for distribution to the Beneficiaries adequate to cover any tax obligation.

Cash distributions when paid to the Participants generally consist of both a return of and a return on capital. Cash distributions do not represent and are not indicative of yield on investment. Actual yield on investment cannot be determined with any certainty until conclusion of the Trust and will be dependent upon the collection of all future contracted rents, the generation of renewal and/or re-lease rents, the residual value realized for each asset at its disposal date, and the performance of the Trust’s non-equipment assets. Future market conditions, technological changes, the ability of EFG to manage and remarket the equipment, and many other events and circumstances, could enhance or detract from individual yields and the collective performance of the Trust’s equipment portfolio. The ability of the Managing Trustee and its affiliates to develop and profitably manage its non-equipment assets and the return from its interest MILPI will impact the Trust’s overall performance.

In the future, the nature of the Trust’s operations and principal cash flows will continue to shift from rental receipts to equipment disposition proceeds and potential distributions from minority owned investments. As this occurs, the Trust’s cash flows resulting from equipment investments may become more volatile in that certain of the Trust’s equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust’s Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust’s equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust’s future working capital and reinvestment requirements, in establishing the amount and timing of future cash distributions.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee’s tax capital account.

Outlook for the Future

Several other factors may affect the Trust’s operating performance during the remainder of 2003 and beyond including:

-changes in markets for the Trust’s equipment;

-changes in the regulatory environment in which the Trust’s equipment operates; and

-changes in the real estate markets in which the Trust has ownership interest.

The future out look for the different operating segments of the Trust is as follows:

Real Estate

The Trust has a minority interest in two ski resorts, which are subject to the risks of the tourism industry. The economic downturn in the tourism industry following September 11, 2001, terrorist attacks had an adverse impact on the operating results of the resorts and the Trust. There can be no assurance that the travel and tourism industry will return to its pre-September 11 levels. The resorts have customers who both fly and drive to the resort locations. At this time, management does not believe the economic downturn in the travel industry will recover in the near future.

In addition, the resorts are also subject to a number of other risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust also has a minority interest in several real estate development companies, some of which are located at the resorts. The risks generally associated with real estate include, without limitation, the existence of senior financing or other liens on the properties, general or local economic conditions, property values, the sale of properties, interest rates, real estate taxes, other operating expenses, the supply and demand for properties involved, zoning and environmental laws and regulations, and other governmental rules.

The Trust’s investments in real estate development companies have experienced an increase in residential sales as a result of interest rates currently being at historical lows. There is a risk that residential sales could materially decline if interest rates increase.

The Trust's involvement in real estate development also introduces financials risks, including the potential need to borrow funds to develop the real estate projects. While the Trust's management presently does not foresee any unusual risks in this regard, it is possible that factors beyond the control of the Trust, its affiliates and joint venture partners, such as a tightening credit environment, could limit or reduce its ability to secure adequate credit facilities at a time when they might be needed in the future. Alternatively, the Trust could establish joint ventures with other parties to share participation in its development projects.

Because the investments in the ski resorts include real estate development companies, the risks and uncertainties associated with the tourism industry can adversely affect the value of the real estate development companies associated with these investments. Decrease in tourism, weather-related conditions or other risks discussed above can permanently decrease the value of the investment and future operations.

The Trust does not anticipate receiving dividend distributions from the real estate investments in the near future due to the uncertainty of the current market conditions.

Equipment Leasing

The events of September 11, 2001 have also adversely affected market demand for both new and used commercial aircraft and weakened the financial position of several airline companies. In addition, during 2003 severe acute respiratory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. While it currently is not possible for the Trust to determine the ultimate long-term economic consequences of theses events to the equipment leasing segment the resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. In the event of a lease default by an aircraft lessee, the Trust could experience material losses. At June 30, 2003, the Trust has collected substantially all rents owed from aircraft lessees. The Trust is monitoring developments in the airline industry and will continue to evaluate the potential implications to the Trust’s financial position and future liquidity. Management does not anticipate significant improvements in the airline industry in the near future.

At lease inception, the Trust equipment was leased by a number of credit worthy, investment-grade companies. To date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including condition and type of equipment being sold and its marketability at the time of sale. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. The Trust attempts to monitor these change in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

In the future, the nature of the Trust's equipment leasing operations and principal cash flows will continue to shift from rental receipts and equipment disposition proceeds to distributions from equity investments. As this occurs, the Trust's cash flows resulting from equipment investments may become more volatile in that certain of the Trust's equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust's Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust's equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust's future working capital requirements, in establishing the amount and timing of future cash distributions. As a result, the Trust does not anticipate declaring any dividend distributions in the near future.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee's capital account.

Equipment Management

The ultimate realization of revenues for managed equipment is subject to economic risks related to many changing factors, including ability of the MILPI’s equipment programs to realize acceptable lease rates on its equipment in the different equipment markets. Lease rates are contingent on many factors, such as specific market conditions and economic activity, technological obsolescence, and government or other regulations. The unpredictability of some of these factors, or of their occurrence, makes it difficult for the MILPI to clearly define trends or influences that may impact the performance of the equipment programs. MILPI continually monitors both the equipment markets and the performance of the equipment programs in these markets. MILPI may decide to reduce the equipment program's exposure to equipment markets in which it determines it cannot operate equipment to achieve acceptable rates of return. Alternatively, MILPI may make a determination to enter equipment markets in which it perceives opportunities to profit from supply/demand instabilities or other market imperfections

MILPI’s asset base consists of its interest in the management in several equipment programs with limited lives. If MILPI does not find new sources of capital and revenue, its source of revenues and asset base will decrease and eventually terminate as the equipment programs.

Item 3. Controls and Procedures

Limitations on the Effectiveness of Controls

The Trustee’s management, including it’s President and Chief Financial Officer (CFO), does not expect that our internal controls or disclosure control will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.

Because of the inherent limitations in all control systems, no evaluation of control can provide absolute assurance that all control issues and instances of fraud, if any, within the Fund have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, collusion of two or more people, or by management override of the control. The design of any system of controls also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Notwithstanding the forgoing limitations, we believe that our internal controls and disclosure control provide reasonable assurances that the objectives of our control system are met.

Quarterly Evaluation of the Fund’s Disclosure Controls and Internal Controls

(1)  Within the 90-day period prior to the filing of this report, the Trustee carried out an evaluation, under the supervision and with the participation of the Trustee’s management, including it’s President and CFO, of the effectiveness of the design and operation of the Fund’s disclosure controls and procedures pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (the "Exchange Act"). Based upon that evaluation, the Chief Executive Officer and CFO concluded that the Fund’s disclosure controls and procedures are effective in timely alerting them to material information relating to the Fund’s required to be included in the Fund’s exchange act filings.

(2)  There have been no significant changes in the Fund’s internal controls or in other factors which could significantly affect internal controls subsequent to the date of the Trustee carried out its evaluations.

AFG Investment Trust C

FORM 10-QSB

PART II. OTHER INFORMATION

Item 1.   Legal Proceedings

     Response: None

Item 2.   Changes in Securities

     Response: None

Item 3.   Defaults upon Senior Securities

    Response: None

Item 4.   Submission of Matters to a Vote of Security Holders

    Response: None

Item 5.   Other Information

    Response: None

Item 6.   Exhibits and reports on Form 8-K

a).  Exhibits

Exhibit 99.1 Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2   Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4.2 Second Amended and Restated Declaration of Trust dated July 18, 2003 is included herein.

b).   Reports on Form 8-K

                                                                        Response: None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFG Investment Trust C

                                By:   AFG ASIT Corporation, a Massachusetts

                                                                                                                     corporation and the Managing Trustee of

                                                                                                                     the Registrant.

                                                                                                              By:   /s/ Richard K Brock

                                                                                                                    Richard K Brock

                                                                                                                    Chief Financial Officer and Treasurer of AFG ASIT Corp.

                                                                                                                    (Duly Authorized Officer and

                                                                                                                    Principal Financial and Accounting Officer)

                                                                                                             Date:    August 13, 2003

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of AFG Investment Trust C;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

August 13, 2003

Certification:

I, Richard K Brock, certify that:

1.    I have reviewed this quarterly report on Form 10-K of AFG Investment Trust C;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

August 13, 2003

Exhibit Index

99.1 Certificate of Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley Act

99.2 Certificate of Chief Financial Officer pursuant to Section 906 of Sarbanes - Oxley Act

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

August 13, 2003

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

August 13, 2003

Annex E-6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-QSB

[ X ]                        QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2003

OR

 [    ]                       TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to .

Commission File Number 0-21444

AFG Investment Trust C

(Name of Small Business Issuer in its charter)

                                              Delaware                                          04-3157232

                                      (State or other jurisdiction of                (I.R.S. Employer Identification No.)

                                     incorporation or organization)

                     1050 Waltham Street, Suite 310, Lexington, MA                02421

                            (Address of principal executive offices)                              (Zip Code)

Issuer's telephone number, including area code : (781) 676-0009

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X . NO .

Shares of Class A interests outstanding as of November 14, 2003: 1,786,753

Shares of Class B interests outstanding as of November 14, 2003: 3,024,740

Transitional Small Business Disclosure Format: YES . NO X .

AFG INVESTMENT TRUST C
FORM 10-QSB
INDEX

PART I. FINANCIAL INFORMATION:	Page

Item 1. Financial Statements

Statements of Financial Position
at September 30, 2003 and December 31, 2002	3

Statements of Operations
for the Three and Nine Months Ended September 30, 2003 and 2002	4

Statement of Changes in Participants’ Capital
for the Nine Months Ended September 30, 2003	5

Statements of Cash Flows
for the Nine Months Ended September 30, 2003 and 2002	6

Notes to the Financial Statements	7

Item 2. Management's Discussion and Analysis of Financial
Condition and Results of Operations	17

Item 3. Controls and Procedures	28

PART II. OTHER INFORMATION:

Item 1 – 6.	30

AFG INVESTMENT TRUST C

STATEMENTS OF FINANCIAL POSITION

(in thousands of dollars, except share amounts)

(unaudited)
	September 30,	December 31,
	2003	2002

Assets

Cash and cash equivalents	$ 935	$ 1,168
Rents receivable	295	158
Accounts receivable – affiliate	93	122
Loan receivable - EFG/Kettle Development LLC	79	79
Interest receivable	123	50
Interest in EFG/Kettle Development LLC	4,137	3,675
Interest in EFG Kirkwood LLC	2,408	2,148
Interest in MILPI Holdings, LLC	11,304	9,688
Interest in C & D IT, LLC	1,157	1,000
Investments – other	258	260
Other assets, net of accumulated amortization of $0.1 million	399	420
Equipment at cost, net of accumulated depreciation
of $25.5 million and $25.9 million at September 30, 2003
and December 31, 2002, respectively	16,333	17,756

Total assets	$ 37,521	$ 36,524

Liabilities and participants' capital

Notes payable	$ 16,346	$ 18,151
Accrued liabilities	369	349
Deferred rental income	269	288
Other liabilities	1,597	1,597

Total liabilities	18,581	20,385

Commitments and Contingencies

Participants' capital (deficit):
Managing Trustee	10	(30)
Special Beneficiary	87	-
Class A beneficiary interests (1,786,753 and 1,787,153 interests at September 30, 2003 and December 31 2002, respectively,
initial purchase price of $25 each)	20,547	18,507
Class B beneficiary interests (3,024,740 interests,
initial purchase price of $5 each)	201	-
Treasury interests (224,261 and 223,861 Class A interests at
September 30, 2003 and December 31, 2002, respectively, at cost)	(2,339)	(2,338)
Accumulated other comprehensive income	434	-

Total participants' capital	18,940	16,139

Total liabilities and participants' capital	$ 37,521	$ 36,524

TABLE>

AFG INVESTMENT TRUST C

STATEMENTS OF OPERATIONS

(in thousands of dollars, except per share amounts)

(unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2003	2002	2003	2002

Revenue

Lease revenue	$ 1,115	$ 1,333	$ 3,613	$ 4,186
Interest income	30	3	84	9
Gain on disposition of equipment	2	3	1	106
Loss on disposition of equipment	-	(8)	-	(288)

Total revenue	1,147	1,331	3,698	4,013

Expenses

Depreciation and amortization	413	664	1,455	2,130
Impairment of assets	-	-	-	484
Interest expense	379	442	1,179	1,453
Interest expense - affiliates	-	8	-	20
Management fees - affiliates	96	105	295	322
Operating expenses	149	328	373	328
Operating expenses - affiliates	13	88	89	416

Total expenses	1,050	1,635	3,391	5,153

Equity Interests

Equity in net income (loss) of EFG/Kettle Development LLC	54	(40)	27	(135)
Equity in net (loss) income of EFG Kirkwood LLC	(510)	(800)	261	(46)
Equity in net income of MILPI Holdings, LLC	45	39	432	561

Total (loss) income from equity interests	(411)	(801)	720	380

Net income (loss)	$ (314)	$ (1,105)	$ 1,027	$ (760)

Net loss
per Class A beneficiary interest	$ -	$ (0.62)	$ 0.60	$ (0.45)

per Class B beneficiary interest	$ (0.07)	$ -	$ (0.02)	$ -

AFG INVESTMENT TRUST C

STATEMENTS OF CHANGES IN PARTICIPANTS’ CAPITAL

For the Nine Months Ended September 30, 2003

(in thousands dollars, except shares)

(unaudited)

									Accumulated
	Managing	Special							Other
	Trustee	Beneficiary	Class A Beneficiaries		Class B Beneficiaries		-	Treasury	Comprehensive

	Amount	Amount	Interests	Amount	Interests	Amount		Interests	Income	Total

Balance at December 31, 2002	$ (30)	$ -	1,787,153	$ 18,507	3,024,740	$ -		$ (2,338)	$ -	$ 16,139

Class A interests repurchased			(400)					(1)		(1)
Increase in capital related to the purchase and issuance of partnership interests of equity investment	13	111		959		258		-	-	1,341
Net income (loss)	27	(24)	-	1,081	-	(57)		-	-	1,027
Foreign currency translation adjustment	-	-	-	-	-	-		-	434	434

Balance at September 30, 2003	$ 10	$ 87	1,786,753	$ 20,547	3,024,740	$ 201		$ (2,339)	$ 434	$ 18,940

AFG INVESTMENT TRUST C

STATEMENTS OF CASH FLOWS

For the Nine Months Ended September 30,

(in thousands dollars)

(unaudited)

	2003	2002

Cash flows provided by (used in) operating activities
Net income (loss)	$ 1,027	$ (760)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,455	2,130
Impairment of assets	-	484
Net loss (gain) on disposition of equipment	(1)	182
Changes in assets and liabilities:
Rents receivable	(137)	77
Accounts receivable – affiliate	29	(6)
Interest receivable	(73)	(50)
Other assets	(13)	38
Accrued liabilities	20	192
Accrued liabilities – affiliates	-	(99)
Deferred rental income	(19)	(269)
Net cash provided by operating activities	2,288	1,919

Cash flows provided by (used in) investing activities
Proceeds from equipment sales	4	2,391
Investment – other	-	2
Loan receivable – EFG/Kettle Development	-	31
Change in equity interests	(286)	(380)
Purchase of interest in MILPI Holdings, LLC	-	(2,399)
Acquisition fees paid to affiliate	-	(24)
Dividend received from MILPI Holding, LLC	-	1,000
Purchase of interest in C & D IT, LLC	-	(1,000)
Net cash used in by investing activities	(282)	(379)

Cash flows provided by (used in) financing activities
Proceeds from note payable	-	485
Proceeds from note payable – affiliate	-	720
Principal payments - notes payable	(1,805)	(3,605)

Net cash used in financing activities	(1,805)	(2,400)

Net increase (decrease) in cash and cash equivalents	201	(860)
Effect of foreign exchange rate changes	(434)	-
Cash and cash equivalents at beginning of year	1,168	1,717

Cash and cash equivalents at end of period	$ 935	$ 857

Supplemental information
Cash paid during the period for interest	$ 1,055	$ 1,359

Noncash transactions Increase in interest in MILPI Holdings, LLC related to issuance of partnership interests and purchase of interest in Rancho Malibu	$ 1,184	$ -

Increase in interest in C & D IT, LLC related to issuance of partnership interests	$ 157	$ -

NOTE 1 – BASIS OF PRESENTATION
The financial statements presented herein are prepared in conformity with generally accepted accounting principles in the United States of America and the instructions for preparing Form 10-QSB under Rule 310 of Regulation S-B of the Securities and Exchange Commission and are unaudited. Rule 310 provides that disclosures that would substantially duplicate those contained in the most recent annual report to shareholders may be omitted from interim financial statements. The accompanying financial statements have been prepared on that basis and, therefore, should be read in conjunction with the financial statements and notes presented in the 2002 Annual Report (Form 10-K) of AFG Investment Trust C (the "Trust") on file with the United States Securities and Exchange Commission. Except as disclosed herein, there have been no material changes to the information presented in the notes to the 2002 Annual Report in Form 10-K.
In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the Trust’s financial position at September 30, 2003 and December 31, 2002, results of operations for the three and nine month periods ended September 30, 2003 and 2002, statements of changes in participants’ capital for the nine months ended September 30, 2003 and statements of cash flows for the nine months ended September 30, 2003 and 2002 have been made and are reflected.

Certain amounts previously reported have been reclassified to conform to the September 30, 2003 financial statement presentation. These reclassifications did not have any effect on total assets, total liabilities, participants' capital, or net income (loss).

NOTE 2 – FOURTH QUARTER ADJUSTMENT

In the fourth quarter of fiscal year 2002, the Trust reversed depreciation of approximately $0.4 million relating to one of its aircraft. Approximately $0.1 million related to each of the three months ended March 31, 2002, June 30, 2002 and September 30, 2002. Depreciation and amortization expense previously reported in the quarterly report for the three and nine months ended September 30, 2002 was $0.8 million and $2.5 million, resulting in net loss of $1.2 million and $1.1 million, respectively. The respective quarterly statements of financial operations have been adjusted to reflect this reversal.

NOTE 3 - EQUIPMENT

The Trust's equipment portfolio includes certain assets in which the Trust holds a proportionate ownership interest. In such cases, the remaining interests are owned by an affiliated trust. Proportionate equipment ownership enables the Trust to further diversify its equipment portfolio by participating in the ownership of selected assets, thereby reducing the general levels of risk, which could result from a concentration in any single equipment type, industry or lessee. The Trust and each affiliate individually report, in proportion to their respective ownership interests, their respective shares of assets, liabilities, revenues, and expenses associated with the equipment.

The following is a summary of equipment owned by the Trust at September 30, 2003 and December 31, 2002. Remaining Lease Term (Months), as used below, represents the number of months remaining from September 30, 2003 under contracted lease terms and is presented as a range when more than one lease agreement is contained in the stated equipment category. A Remaining Lease term equal to zero reflects equipment either off-lease or being leased on a month-to-month basis. Equipment consists of the following at September 30, 2003 and December 31, 2002 (in thousands of dollars):

	Remaining
	Lease Term as of
	September 30, 2003
Equipment Type	(Months)	September 30, 2003	December 31, 2002

Aircraft	3	$ 30,896	$ 30,896
Manufacturing	0	8,857	8,857
Materials handling	0-23	1,742	2,003
Locomotives	0	196	196
Other	0	107	1,717

Total equipment cost	-	41,798	43,669
Accumulated depreciation	-	(25,465)	(25,913)

Equipment, net of accumulated depreciation	-	$ 16,333	$ 17,756

At September 30, 2003 and December 31, 2002, equipment with an original cost of $30.9 million was proportionately owned with other affiliated entities.

At September 30, 2003, the Trust’s ownership interest in aircraft and related lease payment streams are used to secure term loans with third-party lenders. The preceding summary of equipment includes leveraged equipment having an original cost of $30.9 million and a net book value of $15.5 million at September 30, 2003.

The summary above includes off-lease equipment held for re-lease with an original cost of $0.4 million and a net book value of $10,000.

The Trust accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the assets may not be recoverable from undiscounted future cash flows.

During the nine months ended September 30, 2003, the Trust evaluated the aircraft which is secured by non-recourse debt, in accordance with SFAS No. 144. The recoverable value of the aircraft was determined based on management’s assumption that the asset would not be sold or re-leased but rather returned to the lender. If the Company anticipated selling or re-leasing the asset, the recoverable value would have been significantly lower which would have resulted in an impairment. The aircraft’s fair value was determined by an independent third party. The appraiser made several assumptions when calculating the fair value. The appraiser assumed the aircraft will sell at current market prices which are based on "today’s" market conditions which included a thorough review of recent market activity and known transaction data involving the subject aircraft types. In addition, the appraiser considered the perceived current demand for the asset, its availability on the market, and expressed views of the industry. The appraiser also considered the most reasonable value on an open market under conditions requisite to a fair sale and the effects of the airline industry following the events of September 11, 2001. No impairments to equipment were required in the nine months ended September 30, 2003. During the nine months ended September 30, 2002, as a result of a continuous decrease in market demand for aircraft due to the deterioration in the airline industry following the events of September 11, 2001, the Trust determined the projected future undiscounted cash flows were lower than the carrying value of its aircraft. For the nine months ended September 30, 2002, the Trust recorded a write-down of equipment of $0.5 million, which represented an impairment to the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft.

In addition, the seller of Trust’s interest in Kettle Valley Development Trust LP ("KVD LP") purchased a residual interest in a Boeing 767-300 aircraft owned by the Trust and AFG Investment Trust D ("Trust D") and leased to an independent third party. The seller paid approximately $3.0 million ($1.5 million or 50% to the Trust) for the residual interest, which is subordinate to certain preferred payments to be made to the Trust and Trust D in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trust receives net residual proceeds from the aircraft. The residual interest is non-recourse to the Trust and is included in Other Liabilities on the accompanying Statements of Financial Position at both September 30, 2003 and December 31, 2002. In the event the aircraft is not sold or re-leased but rather returned to the lender, the residual interest liability will be recorded as income in the Statement of Operations in the period the aircraft is returned to the lender.

NOTE 4 - INTEREST IN EFG/KETTLE DEVELOPMENT LLC

The Trust and Trust D own EFG/Kettle Development LLC ("Kettle Valley"), a Delaware limited liability company, which owns a non-controlling 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada, called Kettle Valley. To date, 42 residential units have been constructed and sold.

The Trust’s ownership interest in Kettle Valley is accounted for on the equity method and the Trust recorded income of $0.1 million and $27,000 for the three and nine month periods ended September 30,2003, respectively, compared to a loss of $40,000 and $0.1 million for the same periods in 2002. During the nine months ended September 30, 2003, the Trust recorded a net foreign currency translation adjustment of $0.4 million reflecting a strengthening of the Canadian dollar against the U.S. dollar which is included in accumulated other comprehensive income and reported as part of statements of changes in participants’ capital . (See Note 10 - Comprehensive Income (Loss)). Translation adjustments for prior periods have been immaterial.

The table below provides KVD LP’s summarized consolidated balance sheet as of September 30, 2003 and December 31, 2002 (in thousands of dollars):

	September 30, 2003	December 31, 2002

Total assets	$17,574	$15,441
Total liabilities	4,559	4,339

Net equity	$13,015	$11,102

The table below provides KVD LP’s summarized consolidated statement of operations data for the three and nine months ended September 30, 2003 and 2002 (in thousands of dollars):

	Three Months Ended September 30, 2003	Three Months Ended September 30, 2002	Nine Months Ended September 30, 2003	Nine Months Ended September 30, 2002

Total revenues	$ 1,258	$ 1,004	$ 3,747	$ 2,281
Total expenses	1,044	1,163	3,653	2,650

Net income (loss)	$ 214	$ (159)	$ 94	$ (369)

NOTE 5 - INTEREST IN EFG KIRKWOOD LLC

The Trust and three affiliated trusts (collectively the "Trusts") and an affiliated corporation, Semele, own EFG Kirkwood LLC ("EFG Kirkwood"). The Trusts collectively own 100% of the Class A membership interests in EFG Kirkwood and Semele owns 100% of the Class B membership interests in EFG Kirkwood. The Trust holds a non-controlling 40% of EFG Kirkwood’s Class A membership interests.

The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. For the three and nine months ended September 30, 2003, the Trust recorded a loss of $0.5 million and income of $0.3 million, respectively, compared to a loss of $0.8 million and $46,000 for the same periods in 2002, which represented its pro-rata share of the net income (loss) of EFG Kirkwood.

The table below provides EFG Kirkwood’s summarized consolidated balance sheet as of September 30, 2003 and December 31, 2002, respectively (in thousands of dollars):

	September 30, 2003	December 31, 2002

Total assets	$ 6,216	$ 5,578
Total liabilities	-	-

Net equity	$ 6,216	$ 5,578

The table below provides EFG Kirkwood’s summarized consolidated statement of operations data for the three months and nine months ended September 30, 2003 and 2002, respectively (in thousands of dollars):

	Three Months Ended September 30, 2003	Three Months Ended September 30, 2002	Nine Months Ended September 30, 2003	Nine Months Ended September 30, 2002

Equity (loss) income on investments	$ (1,286)	$ (2,001)	$ 638	$ (112)

EFG Kirkwood owns membership interests in Mountain Resort Holdings LLC ("Mountain Resort") and Mountain Springs Resort LLC ("Mountain Springs"). The table below provides comparative summarized statement of operations data for Mountain Resort and Mountain Springs for the three and nine months ended September 30, 2003 and 2002. The operating companies have a fiscal year end of April 30th which is different from the Trust (in thousands dollars).

	Three Months Ended September 30, 2003	Three Months Ended September 30, 2002	Nine Months Ended September 30, 2003	Nine Months Ended September 30, 2002

Mountain Resorts
Total revenues	$ 3,247	$ 2,082	$ 24,775	$ 22,558
Total expenses	5,321	4,583	21,938	21,147

Net (loss) income	$ (2,074)	$ (2,501)	$ 2,837	$ 1,411

Mountain Springs
Total revenues	$ 2,050	$ 2,016	$ 12,779	$ 13,121
Total expenses	4,128	4,121	14,176	14,629

Net (loss) income	$ (2,078)	$ (2,105)	$ (1,397)	$ (1,508)

NOTE 6 - INTEREST IN MILPI HOLDINGS, LLC

The Trust has a non-controlling ownership interest in MILPI Holdings, LLC ("MILPI"), which is accounted for on the equity method. In May 2003, MILPI acquired AFG Investment Trust A and B Liquidating Trust’s interest in MILPI for $5.4 million. The acquisition was financed through MILPI’s existing cash reserves. As a consequence of the acquisition, the Trust and Trust D’s non-controlling ownership interest in MILPI increased to 50% per trust.

For the three and nine months ended September 30, 2003, the Trust recorded income of $45,000 and $0.4 million, respectively, compared to income of $39,000 and $0.6 million for the same periods in 2002, which represented its pro-rata share of the net income of MILPI.

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee including approval of the MILPI’s purchase of Semele’s interest in Rancho Malibu Limited Partnership. Subsequently, the Trust’s shareholders approved all of the articles included in the proxy statement. On March 17, 2003, Semele and Rancho Malibu Corp. contributed all of its partnership interest in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., a subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., an approximate 15% interest in RMLP, Inc. The effect of this transaction on the Trust’s financial statements was to increase its investment in MILPI and the corresponding participants’ capital by $0.8 million.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities. In accordance with the provisions of SEC Staff Accounting Bulletin No. 51 and 84 ("SAB 51 and 84") to reflect the issuance of the partnership interest to the additional partner, the Trust recorded a gain of $0.4 million. The transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

The tables below provide summarized consolidated balance sheet data as of September 30, 2003 and December 31, 2002, and consolidated income statement data for MILPI for the three and nine months ended September 30, 2003 and 2002, respectively (in thousands of dollars):

	September 30, 2003	December 31, 2002

Total assets	$ 61,522	$ 44,400
Total liabilities	36,084	18,440
Minority interests	847	-

Equity	$ 24,591	$ 25,960

. .	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
.	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002

Total revenues	$ 1,706	$ 978	$ 5,445	$ 4,357
Total expenses	1,665	588	3,762	1,956

Income before income taxes	41	390	1,683	2,401
(Benefit from) provision for taxes	(51)	286	547	936

Net income	$ 92	$ 104	$ 1,136	$ 1,465

NOTE 7 – INTEREST IN C & D IT LLC

The Trust and Trust D each own 50% of C & D IT LLC, a Delaware limited liability company, to which each Trust contributed $1.0 million.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an additional partner, as mentioned above. In accordance with the provisions of SAB 51 and 84 to reflect the issuance of partnership interest to the additional partner, the Trust recorded a gain of $0.2 million. The transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

NOTE 8 - RELATED PARTY TRANSACTIONS

Various operating expenses incurred by the Trust are paid by Equis Financial Group Limited Partnership ("EFG") on behalf of the Trust and EFG is reimbursed at its actual cost for such expenditures. Fees and other costs incurred during the nine months ended September 30, 2003 and 2002, which were paid or accrued by the Trust to EFG or its affiliates, are as follows (in thousands of dollars):

	September 30, 2003	September 30, 2002

Acquisition fees	$ -	$ 24
Management fees	295	322
Administrative charges	70	416
Reimbursable operating expenses due to third parties	19	-

Total	$ 384	$ 762

Administrative charges represent amounts owed to EFG, pursuant to Section 10.4(c) of the Trust Agreement, for persons employed by EFG who are engaged in providing administrative services to the Trust.

All rents and proceeds from the disposition of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account prior to remittance to the Trust. At September 30, 2003, the accounts receivable – affiliates include $0.1 million by EFG for such funds and the interest thereon. These funds were remitted to the Trust in October 2003.

NOTE 9 - NOTES PAYABLE

Notes payable at September 30, 2003 consisted of an installment note of $16.3 million. The notes bears a fixed interest rate of 9%. The installment note is non-recourse and collateralized by the Trust’s aircraft and the assignment of the related lease payments. This note will be partially amortized by the remaining contracted lease payments. The Trust has balloon payment obligations of $16.1 million at the expiration of the debt in November 2003. Management believes however, the aircraft associated with this non-recourse debt could not be sold for an amount sufficient to cover the balloon payment or re-leased for an amount that would be sufficient to refinance the debt. It is probable that the aircraft will be returned to the lender. As a result, the Trust will not be required to make the balloon payment in November 2003.

NOTE 10 – COMPREHENSIVE INCOME (LOSS)

Statement of Financial Accounting No. 130, "Reporting Comprehensive Income" ("SFAS 130") establishes standards for reporting and displaying comprehensive net income and its components in participants’ capital. SFAS 130 requires foreign currency translation adjustments to be included in comprehensive income. However, it has no impact on the Trust’s net income as presented in the financial statements.

The following are the components of comprehensive income (in thousands of dollars):

	Three Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2003	2003

Net (loss) income	$ (314)	$ 1,027
Foreign currency translation (loss) gain	(19)	434

Comprehensive (loss) income	$ (333)	$ 1,461

In the three and nine months ended September 30, 2002, net loss equaled comprehensive loss.

NOTE 11 – CONTINGENCIES AND COMMITMENTS

The SEC staff has informed the Trust that it believes the Trust may be an unregistered investment company within the meaning of the Act. The Trust, after consulting with counsel, does not believe that it is an unregistered investment company. However, it is possible that the Trust may have unintentionally engaged in an activity or activities that may be construed to fall within the scope of the Act. If necessary, the Trust intends to avoid being deemed an investment company by means that may include disposing assets that they might not otherwise dispose of.

NOTE 12 - SEGMENT REPORTING

The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing equipment to third parties. The Trust is no longer allowed to purchase new equipment as its acquisition phase has ended. The Equipment Management segment includes the Trust's interest in MILPI, which owns 100% of PLM International, Inc., an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables.
The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.
Segment information for the three and nine months ended September 30, 2003 and 2002 is summarized below (in thousands of dollars).

For the Three Months Ended	Equipment	Equipment	Real
September 30, 2003	Leasing	Management	Estate	Other	Total

Revenue:
Lease revenue	$ 1,115	$ -	$ -	$ -	$ 1,115
Interest income	-	-	27	3	30
Gain on sale of equipment	2	-	-	-	2

Total revenue	1,117	-	27	3	1,147

Expenses:
Depreciation and amortization	413	-	-	-	413
Interest expense	379	-	-	-	379
Management fees - affiliates	49	25	22	-	96
Operating expenses	6	-	-	143	149
Operating expenses - affiliates	13	-	-	-	13

Total expenses	860	25	22	143	1,050

Equity Interests:
Equity in net income of EFG/Kettle Development LLC	-	-	54	-	54
Equity in net loss of EFG Kirkwood LLC	-	-	(510)	-	(510)
Equity in net income of MILPI Holdings, LLC	-	37	8	-	45

Total income (loss) from equity interests	-	37	(448)	-	(411)

Net income (loss)	$ 257	$ 12	$ (443)	$ (140)	$ (314)

Total Assets as of September 30, 2003	$ 16,721	$ 9,103	$ 10,639	$ 1,058	$ 37,521

For the Three Months Ended	Equipment	Equipment	Real
September 30, 2002	Leasing	Management	Estate	Other	Total

Revenue:
Lease revenue	$ 1,333	$ -	$ -	$ -	$ 1,333
Interest income	-	-	-	3	3
Loss on sale of equipment	(5)	-	-	-	(5)

Total revenue	1,328	-	-	3	1,331

Expenses:
Depreciation and amortization	664	-	-	-	664
Interest expense	442	-	-	-	442
Interest expense - affiliates	-	8	-	-	8
Management fees - affiliates	58	25	22	-	105
Operating expenses	13	-	-	315	328
Operating expenses - affiliates	33	-	-	55	88

Total expenses	1,210	33	22	370	1,635

Equity Interests:
Equity in net loss of EFG/Kettle Development LLC	-	-	(40)	-	(40)
Equity in net loss of EFG Kirkwood LLC	-	-	(800)	-	(800)
Equity in net income of MILPI Holdings, LLC	-	39	-	-	39

Total income (loss) from equity interests	-	39	(840)	-	(801)

Net income (loss)	$ 118	$ 6	$ (862)	$ (367)	$ (1,105)

Capital Expenditures	$ -	$ 2,423	$ 1,000	$ -	$ 3,423

For the Nine Months Ended	Equipment	Equipment	Real
September 30, 2003	Leasing	Management	Estate	Other	Total

Revenue:
Lease revenue	$ 3,613	$ -	$ -	$ -	$ 3,613
Interest income	-	-	74	10	84
Gain on sale of equipment	1	-	-	-	1

Total revenue	3,614	-	74	10	3,698

Expenses:
Depreciation and amortization	1,455	-	-	-	1.455
Interest expense	1,179	-	-	-	1,179
Management fees - affiliates	158	73	64	-	295
Operating expenses	12	-	-	361	373
Operating expenses - affiliates	89	-	-	-	89

Total expenses	2,893	73	64	361	3,391

Equity Interests:
Equity in net income of EFG/Kettle Development LLC	-	-	27	-	27
Equity in net income of EFG Kirkwood LLC	-	-	261	-	261
Equity in net income of MILPI Holdings, LLC	-	348	84	-	432

Total income from equity interests	-	348	372	-	720

Net income (loss)	$ 721	$ 275	$ 382	$ (351)	$ 1,027

For the Nine Months Ended	Equipment	Equipment	Real
September 30, 2002	Leasing	Management	Estate	Other	Total

Revenue

Lease revenue	$ 4,186	$ -	$ -	$ -	$ 4,186
Interest income	1	-	-	8	9
Loss on sale of equipment	(182)	-	-	-	(182)

Total revenue	4,005	-	-	8	4,013

Expenses

Depreciation and amortization	2,130	-	-	-	2,130
Impairment of assets	484	-	-	-	484
Interest expense	1,453	-	-	-	1,453
Interest expense - affiliates	-	20	-	-	20
Management fees - affiliates	183	73	64	2	322
Operating expenses	33	-	-	295	328
Operating expenses - affiliates	191	-	-	225	416

Total expenses	474	93	64	522	5,153

Equity Interests

Equity in net loss of EFG/Kettle Development LLC	-	-	(135)	-	(135)
Equity in net loss of EFG Kirkwood LLC	-	-	(46)	-	(46)
Equity in net income of MILPI Holdings, LLC	-	561	-	-	561

Total income (loss) from equity interests	-	561	(181)	-	380

Net (loss) income	$ (469)	$ 468	$ (245)	$ (514)	$ (760)

Capital Expenditures	$ -	$ 2,423	$ 1,000	$ -	$ 3,423

NOTE 13—RECENT ACCOUNTING PRONOUNCEMENTS

In November 2002, the FASB issued Interpretation No. 45, "Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued.  It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.  The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.   The adoption of FIN 45 did not have a material impact on the Trust’s financial position or results of operations.
In September 2001, the rule making body of the American Institute of Certified Public Accountants ("AICPA") issued an Exposure Draft on a Statement of Position, "Accounting for Certain Costs and Activities Related to Property, Plant and Equipment" (the, Proposed Statement"). This group, referred to as AICPA Accounting Standards Executive Committee ("AcSEC"), recently decided that it will no longer issue accounting guidance and planned to transition the majority of its projects to the FASB. However, the FASB subsequently requested that AcSEC address certain portions of the Proposed Statement in smaller scope projects. The FASB expressed their concern that the project would not be completed timely by AcSEC or the FASB, if the scope of the project was not reduced. On September 9, 2003, AcSEC voted to approve the proposed statement and is expected to present it to the FASB for clearance in the first quarter of 2004.

If the existing Proposed Statement is issued, it would require the Trust to modify its accounting policy for maintenance and repairs. Such costs would no longer be accrued in advance of performing the related maintenance and repairs; rather the Proposed Statement requires these costs to be capitalized and amortized over their estimated useful life. The Trust has not yet quantified the impact of adopting the Proposed Statement on its financial statements, however, the Trust preliminary assessment is that the adoption of this pronouncement may increase the value of vessels and equipment of its equity investment in MILPI, therefore would result in an increase in the investment in MILPI with a corresponding increase participants’ capital of the Trust.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"). FIN 46 addresses the consolidation of entities whose equity holders have either (a) not provided sufficient equity at risk to allow the entity to finance its own activities or (b) do not possess certain characteristics of a controlling financial interest. FIN 46 requires the consolidation of these entities, known as variable interest entities ("VIEs"), by the primary beneficiary of the entity. The primary beneficiary is the entity, if any, that is subject to a majority of the risk of loss from the VIE's activities, entitled to receive a majority of the VIE's residual returns, or both. FIN 46 applies immediately to variable interests in VIEs created or obtained after January 31, 2003. For variable interests in a VIE created before February 1, 2003, FIN 46 was originally effective no later than the beginning of the first interim or annual reporting period beginning after June 15, 2003 (September 30, 2003 for the Trust). However, on October 8, 2003, the FASB delayed the effective date for consolidating variable interests created before February 1, 2003 until the end of the period ending after December 15, 2003 (December 31, 2003 for the Trust).

Management’s preliminary estimates indicate that the Trust has variable interests in VIEs through its minority equity investments, which are accounted for under the equity method of accounting. Based on the initial estimates, management does not believe FIN 46 will result in consolidation of its equity investments, as the Trust does not appear to be the primary beneficiary. Detailed interpretations of FIN 46 continue to emerge and, accordingly, management is still in the process of evaluating its impact. The maximum exposure to loss is limited to the Trust’s equity investment balances as of September 30, 2003, as the Trust is not required to make any additional contributions to the ventures. The nature, purpose and amount of the Trust’s equity investments are described in the above notes to the financial statements.

In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity . Statement No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the Statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. In October 2003, the FASB deferred, for an indefinite period, the effective date of Statement No. 150.

AFG INVESTMENT TRUST C

FORM 10-QSB

PART I. FINANCIAL INFORMATION

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

Forward Looking Statements
Certain statements in this quarterly report of AFG Investment Trust C (the "Trust") that are not historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made herein. These factors include, but are not limited to, the collection of the Trust’s contracted rents, the realization of residual proceeds for the Trust’s equipment, the performance of the Trust’s non-equipment assets including minority owned investments which the Trust does not control, and future economic conditions.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Managing Trustee to make estimates and assumptions that affect the amounts reported in the financial statements. On a regular basis, the Managing Trustee reviews these estimates and assumptions including those related to revenue recognition, asset lives and depreciation, impairment of long-lived assets and contingencies. These estimates are based on the Managing Trustee’s historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The Managing Trustee believes, however, that the estimates, including those for the above-listed items, are reasonable.

The Managing Trustee believes the following critical accounting policies, among others, are subject to significant judgments and estimates used in the preparation of these financial statements:

Revenue Recognition: Rents are payable to the Trust monthly or quarterly and are calculated on the passage of time. The Trust’s leases are accounted for as operating leases and are noncancellable. Rents received prior to their due dates are deferred.

Asset lives and depreciation method: The Trust’s primary business involves the purchase and subsequent lease of long-lived equipment. The Trust's depreciation policy is intended to allocate the cost of equipment over the period during which it produces economic benefit. The principal period of economic benefit is considered to correspond to each asset's primary lease term, which generally represents the period of greatest revenue potential for each asset. Accordingly, to the extent that an asset is held on primary lease term, the Trust depreciates the difference between (i) the cost of the asset and (ii) the estimated residual value of the asset on a straight-line basis over such term. For purposes of this policy, estimated residual values represent estimates of equipment values at the date of the primary lease expiration. To the extent that an asset is held beyond its primary lease term, the Trust continues to depreciate the remaining net book value of the asset on a straight-line basis over the asset's remaining economic life.

Impairment of long-lived assets: In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the Company evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying bases of such assets may not be recoverable. Losses for impairment are recognized when the estimated undiscounted cash flows estimated to be realized from a long-lived asset are determined to be less than the carrying basis of the asset. The determination of net realizable value for a given investment requires several considerations, including but not limited to, income expected to be earned from the asset, estimated sales proceeds, and holding costs excluding interest.

Contingencies and litigation: The Trust is subject to legal proceedings involving ordinary and routine claims related to its business when quantifiable estimates for losses from litigation are made after consultation with outside counsel. If estimates of potential losses increase or the related facts and circumstances change in the future, the Trust may be required to adjust amounts recorded in its financial statements.

Investment Company Act of 1940

The SEC staff has informed the Trust that it believes the Trust may be an unregistered investment company within the meaning of the Act. The Trust, after consulting with counsel, does not believe that it is an unregistered investment company. However, it is possible that the Trust may have unintentionally engaged in an activity or activities that may be construed to fall within the scope of the Act. If necessary, the Trust intends to avoid being deemed an investment company by means that may include disposing assets that they might not otherwise dispose of.

Segment Reporting
The Trust has three principal operating segments: 1) Equipment Leasing 2) Equipment Management and 3) Real Estate Ownership, Development & Management. The Equipment Leasing segment includes acquiring and leasing equipment to third parties. The Trust is no longer allowed to purchase new equipment as its acquisition phase has ended. The Equipment Management segment includes the Trust's interest in MILPI, which owns 100% of PLM International, Inc. ("PLM") an equipment leasing and asset management company. The Real Estate segment includes the ownership, management and development of commercial properties, recreational properties, condominiums, interval ownership units, townhomes, single family homes and land sales included in the Trust’s ownership interests in EFG Kirkwood, C & D IT LLC, and Kettle Valley and MILPI through its newly formed subsidiary RMLP, Inc. Other includes corporate assets, which consist of cash and certain receivables. (see Note 12 to the unaudited financial statements)

The Trust’s reportable segments offer different products or services and are managed separately because each requires different operating strategies and management expertise. There are no material intersegment sales or transfers.

Three and nine months ended September 30, 2003 compared to the three and nine months ended September 30, 2002:

Results of Operations

Equipment Leasing

For the three and nine months ended September 30, 2003, the Trust recognized lease revenue of $1.1 million and $3.6 million, respectively, compared to $1.3 million and $4.2 million, respectively, for same period in 2002. The decrease in lease revenue in the three and nine months ended September 30, 2003 compared to the same periods in 2002 resulted primarily from lease expirations and the disposition of equipment. Future equipment sales will result in a reduction in the lease revenue recognized as the Trust is no longer allowed to purchase equipment.

Interest income for the three and nine months ended September 30, 2003 was $30,000 and $0.1 million, respectively, compared to $3,000 and $9,000, respectively, for the same period in 2002. Interest income is typically generated from the temporary investment of rental receipts, equipment sales proceeds in short-term instruments and loans made to affiliates and increased in the three and nine months ended September 30, 2003 in comparison to the same period of 2002 due to an increase in interest income earned on the loan receivable due from Kettle Valley Development LLC.

During the three and nine months ended September 30, 2003, the Trust sold equipment to unaffiliated third parties having a net book value of $4,000, resulting in a gain of $2,000 and $1,000, respectively. During the three and nine months ended September 30, 2002, the Trust sold equipment having a net book value of $14,000 and $2.5 million to unaffiliated third parties. These sales resulted in a loss of $5,000 and a net gain of $0.2 million, respectively.

Management fees- affiliate from equipment leasing and non-equipment management were $0.1 million and $0.3 million for each of the three and nine months ended September 30, 2003 and 2002, respectively. Management fees are based on 5% of gross lease revenue generated by operating leases and 2% of gross lease revenue generated by full payout leases, subject to certain limitations.

Operating expenses were $0.2 million and $0.5 million for the three and nine months ended September 30, 2003, respectively, compared to $0.4 million and $0.7 million, respectively, for the same three and nine month periods in 2002. Operating expenses consist primarily of administrative charges, professional service costs, such as audit and legal fees, as well as printing and remarketing expenses. The amount of future operating expenses cannot be predicted with certainty; however, such expenses are usually higher during the acquisition and liquidation phases of a trust. Other fluctuations typically occur in relation to the volume and timing of remarketing activities.

Depreciation and amortization expense was $0.4 million and $1.5 million for the three and nine months ended September 30, 2003, respectively compared to $0.7 million and $2.1 million, respectively, for the same periods in 2002. Depreciation and amortization decreased by $0.3 million and $0.6 million during the three and nine months ended September 30, 2003 compared to the same periods in 2002. The decrease in depreciation for the respective periods is attributable to the disposition of the Trust’s leasing equipment. Depreciation and amortization is expected to continue to decline in the future as the Trust’s equipment portfolio is sold and not replaced.

During the nine months ended September 30, 2002, the Trust recorded an impairment to the carrying value of the Trust’s interest in a McDonnell Douglas MD-87 aircraft, as a result of continuous decrease in market demand for aircrafts due to the effects of September 11, 2001. The resulting charge of $0.5 million was based on a comparison of estimated fair value and carrying value of the Trust’s interest in the aircraft. The events of September 11, 2001, along with a recession in the United States have continued to adversely affect the market demand for both new and used commercial aircraft. No impairments were recorded during the nine months ended September 30, 2003.

Interest expense on third party debt was $0.4 million and $1.2 million for the three and nine months ended September 30, 2003, respectively, compared to $0.4 million and $1.5 million, respectively, for the same periods in 2002. The decrease in interest expense for each of the respective periods is attributable to lower average outstanding debt balances in the periods ended September 30, 2003 compared to the same periods in 2002.

Equipment Management

For the three and nine months ended September 30, 2003, the Trust recorded income of $45,000 and $0.4 million, respectively, compared to income of $39,000 and $0.6 million for the same periods in 2002, which represented its pro-rata share of the net income of MILPI under the equity method of accounting.

MILPI Operating Results

During the three and nine months ended September 30, 2003, MILPI recognized revenues of $1.7 million and $5.4 million, respectively, compared to $1.0 million and $4.4 million, respectively, for the same periods in 2002. Revenues for the three months ended September 30, 2003 consisted primarily of management fees of $1.3 million and lease revenue of $0.4 million. Revenues for the nine months ended September 30, 2003 consisted primarily of management fees of $4.0 million, $0.7 million of acquisition and lease negotiation fees, $0.2 million gain on disposition of equipment and $0.5 million of lease revenue. Revenues for the three months ended September 30, 2002 are comprised primarily of management fees of $1.0 million. For the nine months ended September 30, 2002, revenues were comprised of management fees of $4.2 million and $0.2 million of interest income. The decrease in management fees from 2003 compared to 2002 is due to a decrease of equipment managed by MILPI. Acquisition and lease negotiation fees increased in 2003 by $0.7 million due to more equipment being placed in PLM managed programs during 2003 compared to 2002. The increase in lease revenues of $0.5 was due to an increase in the amount of assets held for sale in the nine months ended September 30, 2003.

During the three and nine months ended September 30, 2003, MILPI incurred total expenses of $1.7 million and $3.8 million, respectively, compared to $0.6 million and $2.0 million, respectively, for the same period in 2002. Expenses for the three months ended September 30, 2003 are comprised of operational support expenses of $1.0 million, depreciation and amortization expense of $0.5 million and a $0.2 million impairment of MILPI’s investments in the managed programs. For the nine months ended September 30, 2003, expenses are comprised primarily of operational support expenses of $2.6 million, depreciation and amortization expense of $0.8 million and a $0.4 million impairment of MILPI’s investments in the managed programs. Expenses for the three months ended September 30, 2002 are comprised of operational support expenses of $0.6 million. For the nine months ended September 30, 2002, expenses are comprised primarily of operational support expenses of $1.9 million and depreciation and amortization expense of $0.1 million.

The increase in total expenses for the three and nine month periods ended September 30, 2003 compared to the same periods in 2002, is attributable to an increase in general and administrative costs of $0.4 million and $0.9 million, respectively, resulting from increased staffing related to its rail operations and increased administrative charges. Depreciation increased $0.5 million and $0.7 million during the three and nine months ended September 30, 2003 compared to 2002 as a result of newly acquired equipment. In addition, the increase in total expenses is attributable to an impairment charge of $0.4 million to MILPI’s investments in the managed programs which was recorded during 2003. A similar charge was not recorded in 2002.

During the three and nine months ended September 30, 2003, MILPI had a benefit from income taxes of $0.1 million and an income tax expense of $0.5 million, respectively, with an effective tax rate of 33% for the nine month period. For the three and nine month period ended September 30, 2002, MILPI incurred income tax expense of $0.3 million and $0.9 million, respectively, with an effective tax rate of 38% for the nine month period. The effective tax rate decreased 5% during the nine month period ended September 30, 2003 compared to the same period in 2002 due an increase in the amount of income earned by limited liability companies that are not subject to taxation.

For the three and nine months ended September 30, 2003, MILPI had after-tax income of $0.1 million and $1.1 million compared to $0.1 million and $1.5 million for the same periods in 2002.

Real Estate

Management fees paid to EFG for non-equipment assets were $22,000 and $0.1 million for each of the three and nine months ended September 30, 2003 and 2002, respectively. Management fees for non-equipment assets, excluding cash, are 1% of the original equipment cost of such assets under management.

RMLP, Inc. (a subsidiary of MILPI)

In February 2003, the Trust filed a proxy statement soliciting the shareholders on several articles proposed by the Managing Trustee including approval of the transfer of Semele’s interest in Rancho Malibu Limited Partnership, by a subsidiary of MILPI. Subsequently, the Trust’s shareholders approved all of the articles included in the proxy statement. On March 17, 2003, Semele and Rancho Malibu Corp. transferred all of the partnership interest in Rancho Malibu Limited Partnership along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., a subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP, Inc. The effect of this transaction on the Trust’s financial statement was to increase its investment in MILPI and the corresponding participants’ capital by $0.8 million.

In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. The purpose of the partnership is to complete the construction of forty-six residential homes. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities. In accordance with the provisions of SEC Staff Accounting Bulletin No. 51 and 84 ("SAB 51 and 84") to reflect the issuance of partnership interest to the additional partner, the Trust recorded an increase in its investment in MILPI of $0.4 million and an increase in its investment in C&D IT LLC of $0.2 million with the corresponding net increase in capital of $0.6 million. The transaction is reflected as an equity transaction in the accompanying Statement of Changes in Participants' Equity as "Increase in capital related to issuance of partnership interest in equity investment."

As the Malibu property is still in the development stage, all expenditures are capitalized and thus there is no impact on the results of operations.
EFG Kettle Valley

Kettle Valley is a real estate development company located in Kelowna, British Columbia, Canada. The project, which is being developed by Kettle Valley Development Limited Partnership ("KVD LP"), consists of 280 acres of land that is zoned for 1,120 residential units in addition to commercial space. To date, 42 residential units have been constructed and sold.

The Trust has an approximately 50% ownership interest in EFG Kettle Development LLC ("EFG Kettle Valley") which has a 49% ownership in KVD LP. The Trust’s ownership interest in EFG Kettle Valley is accounted for on the equity method and the Trust recorded income of $0.1 million and $27,000 for the three and nine month periods ended September 30, 2003, respectively, compared to loss of $40,000 and $0.1 million for the same periods in 2002. The increase in income in the three and nine months ended September 30, 2003 compared to the same periods in 2002 is primarily due to an increase in the number of lot sales during those periods. For the three and nine months ended September 30, 2003, the Trust recorded a foreign currency translation loss of $19,000 and a gain of $0.4 million, respectively. The foreign currency translation adjustment is included in accumulated other comprehensive income and reported as part of statements of changes in participants’ capital, reflecting a strengthening of the Canadian dollar against the U.S. dollar.

During the three and nine months ended September 30, 2003, KVD LP recorded revenues of $1.3 million and $3.7 million, respectively, compared to $1.0 million and $2.3 million, respectively, for the same periods in 2002. The increase in revenue for the three and nine months ended September 30, 2003 compared to the same periods in 2002 is attributable to an increase in the completion and sale of residential lots and homes during 2003 compared to 2002. The increase in residential sales is primarily attributable to lower residential mortgage rates. As such, residential sales may decline in the future if interest rates increase.

KVD LP incurred total expenses of $1.0 million and $3.7 million during the three and nine months ended September 30, 2003, respectively, compared to $1.2 million and $2.7 million, respectively, for the same periods in 2002. The decrease in total expenses for the three months ended September 30, 2003 compared to the same period in 2002 is due to a decrease in general and administrative costs and improved efficiency due to an increase in development volume. The increase in total expenses for the nine months ended September 30, 2003 compared to the same period in 2002 is attributable to the cost of sales associated with the increased sales of residential lots and homes.

EFG Kirkwood

The Trust owns 40% of the Class A membership interests of EFG Kirkwood, a joint venture between the Trust, certain affiliated trusts, and Semele Group Inc. ("Semele"). AFG ASIT Corporation, the Managing Trustee of the Trust and a subsidiary of Semele, is the manager of EFG Kirkwood.

EFG Kirkwood owns membership interests in:

Mountain Resort Holdings LLC ("Mountain Resort") and

Mountain Springs Resort LLC ("Mountain Springs").

The Trust’s ownership interest in EFG Kirkwood is accounted for on the equity method. For the three and nine months ended September 30, 2003, the Trust recorded a loss of $0.5 million and income of $0.3 million, respectively, compared to losses of $0.8 million and $46,000 for the same periods in 2002, which represented its pro-rata share of the net income (loss) of EFG Kirkwood.

Mountain Resort

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development..

Mountain Resort is primarily a ski and mountain recreation resort with more than 2,000 acres of terrain, located approximately 32 miles south of Lake Tahoe.

During the three and nine months ended September 30, 2003, Mountain Resort recorded total revenues of $3.2 million and $24.8 million, respectively, compared to $2.1 million and $22.6 million for the same period in 2002, respectively. Revenues increased $1.2 million or 56% in total revenues during the three month period September 30, 2003 compared to the same period in 2002. The increase is due to residential-related revenues for the three months ended September 30, 2003 compared to the same period in 2002. The increase is primarily attributable to an increase in the number of condominium sales during 2003 compared to 2002. During the nine month period ended September 30, 2003, total revenues increased by $2.2 million or 10% compared to the same period in 2002. The increase is attributable to an increase in residential-related revenues.

During the three and nine months ended September 30, 2003, Mountain Resort recorded total expenses of $5.3 million and $21.9 million, respectively, compared to $4.6 million and $21.2 million for the same periods in 2002. The increase in total expenses of $0.7 million or 16% for the three month period September 30, 2003 compared to the same period in 2002, is primarily attributable to an increase in residential related expense. During the nine months ended September 30, 2003 compared to the same period in 2002, operating expenses increased $0.7 million or 3% primarily as a result of an increase in cost of sales from condominium units sold in the nine months ended September 30, 2003 as compared to the same period in 2002, as also discussed above.

Mountain Springs

Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in DSC/Purgatory LLC ("Purgatory") in Durango, Colorado. DSC/Purgatory LLC is a ski and mountain recreation resort covering 2,500 acres.

During the three and nine months ended September 30, 2003, Mountain Springs recorded total revenues of $2.1 million and $12.8 million, respectively, compared to $2.0 million and $13.1 million for the same periods in 2002. The decrease of $0.3 million in total revenues during the nine months ended September 30, 2003, compared to the nine months ended September 30, 2002 is the result of favorable weather conditions during the 2002 the winter season, which attracted more skiers.

Total expenses were $4.1 million and $14.2 million for the three and nine months ended September 30, 2003 compared to $4.1 million and $14.6 million for the same periods in 2002. The decrease of $0.4 million in total expenses for the nine months ended September 30, 2003 compared to the same period in 2002 is primarily due to a decrease in cost of sales associated with the decrease in revenue.

Liquidity and Capital Resources and Discussion of Cash Flows

The Trust by its nature is a limited life entity. The Trust's principal operating activities result from asset rental transactions. Cash inflows are used to satisfy debt service obligations associated with the assets, and to pay management fees and operating costs. Operating activities provided cash of $2.3 million during the nine months ended September 30, 2003.

Rents receivable increased by $0.1 million or 87% in the nine month period ended September 30, 2003. The increase in rents receivable is attributable to the timing of cash receipts. At September 30, 2003, one month of lease payments was outstanding related to the Boeing 767-300ER. In October 2003, all lease payments related to the Boeing 767-300ER were paid and are current.

Accounts receivable-affiliate decreased by $29,000 million, or 24%. Receivable from affiliates consists of rent or proceeds from the disposition of equipment by Equis Financial Group Limited Partnership ("EFG"), an affiliated entity. All rents and proceeds from the disposition of equipment are paid directly to either EFG or to a lender. EFG temporarily deposits collected funds in a separate interest-bearing escrow account and remits to the Trust on a monthly basis.

The Trust’s investment in Kettle Valley increased by $0.5 million or 13% during the nine month period ended September 30, 2003. The increase is attributable to a net foreign currency translation gain of $0.4 million and equity income of $27,000 for the nine month period ended September 30, 2003.

Investment in EFG Kirkwood increased by $0.3 million or 12% during the nine month period ended September 30, 2003. The increase is attributable to equity income of $0.3 million recorded during the period. Due to the seasonal nature of EFG Kirkwood’s operations, the financial results of the nine months ended September 30, 2003 are not indicative of future periods. This nine month period includes significant first quarter peak income activity for the resorts.

The Trust’s interest in MILPI increased by $1.6 million or 17% during the nine month period ended September 30, 2003. The increase in the investment was attributable to equity income of $0.4 million and an increase in capital of $1.2 million related to the issuance of partnership interest to an additional partner as mentioned above.

The Trust’s investment in C&D IT LLC increased by $0.2 million or 16% during the nine month period ended September 30, 2003. The increase in the investment was attributable to the issuance of partnership interest to the additional partner.

Interest receivable -affiliates increased $0.1 million during the nine months September 30, 2003. The increase is due to an increase in loan receivable – EFG Kettle Valley Development LLC of $0.1 million due to accrued interest.

Equipment held for lease decreased by $1.4 million or 8% during the nine months ended September 30, 2003. The decrease is primarily attributable to depreciation expense of $1.4 million being recorded during the period.

The Trusts balance in notes payable decreased by $1.8 million or 10% during the nine month period ended September 30, 2003. The decrease is attributable to principal payments made during the period.

Equipment Leasing

The Trust’s equipment includes a commercial aircraft. The events of September 11, 2001, along with a recession in the United States, have continued to adversely affect the market demand for both new and used commercial aircraft and weakened the financial position of most airlines. The resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. During 2003, severe acute repertory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. The Trustee does not expect aircraft values to return to their previous levels for the foreseeable future. At September 30, 2003, the Trust considers all rents owed from aircraft lessees to be collectible. The Trust is monitoring developments in the airline industry and will continue to evaluate potential implications to the Trust’s financial position and future liquidity.

At lease inception, the Trust’s equipment was leased by a number of creditworthy, investment-grade companies and, to date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

At September 30, 2003, the Trust was due aggregate future minimum lease payments of $0.5 million from contractual lease agreements, a portion of which will be used to amortize the principal balance of notes payable of $16.3 million. Additional cash inflows may be realized from future remarketing activities, such as lease renewals and equipment sales, the timing and extent of which cannot be predicted with certainty. This is because the timing and extent of equipment sales is often dependent upon the needs and interests of the existing lessees. Some lessees may choose to renew their lease contracts, while others may elect to return the equipment. In the latter instances, the equipment could be re-leased to another lessee or sold to a third party. Accordingly, the cash flows of the Trust will become less predictable as the Trust remarkets its equipment.

The Trust obtained financing in connection with certain equipment assets. The origination of such indebtedness and the subsequent repayments of principal are reported as components of financing activities. At September 30, 2003, the Trust had a third party debt obligation outstanding of $16.3 million. This note will be partially amortized by the remaining contracted lease payments. The Trust has a balloon payment obligation of $15.8 million at the expiration of the lease term related to its interest in the Boeing 767-300ER in November 2003.

The Trust plans to return its Boeing 767-300ER aircraft to the lender at the lease expiration. As a result, the Trust would not be required to make the balloon payment. As of September 30, 2003, the Trust had a contingent residual interest payment due to the extent that the Trust received net residual proceeds from the sale of the aircraft. As such, when the aircraft is returned to the lender at the lease expiration date, the Trust will recognize a gain of approximately $1.5 million as a result of the release of the residual interest contingency. The residual interest is included as Other Liabilities on the accompanying Statements of Financial Position at both September 30, 2003 and December 31, 2002

In accordance with the Trust’s Boeing 767-300ER lease agreement, at the end of the lease term the aircraft will be returned to the Trust with at least half time remaining with respect to the aircraft’s engines, nose and main landing gear. In addition, the aircraft shall have completed all the appropriate maintenance and scheduled checks. In no circumstance is the aircraft to be returned with less than quarter time remaining. If the aircraft is returned with between half time and quarter time, the lessee will be required to pay the Trust an amount based on the additional wear and tear of the applicable aircraft parts. If the aircraft is returned to the Trust above half time, the Trust will be required to reimburse the lessee for allowable costs spent related to aircraft maintenance. The cost to be reimbursed to the lessee is based on the amount and timing of the maintenance. The Trust cannot estimate the amount which will be due to the lessee or the amount which may be owed to the Trust when the aircraft is returned.

During the nine months ended September 30, 2003, the Trust sold equipment for proceeds of $4,000. Future inflows of cash from equipment disposals will vary in timing and amount and will be influenced by many factors including, but not limited to, the frequency and timing of lease expirations, the type of equipment being sold, its condition and age, and future market conditions.

Equipment Management

At September 30, 2003, MILPI had total assets of $61.5 million consisting primarily of $18.5 million of investments in the EGF Programs, $15.8 million of railcars held for sale, an $11.9 million investment in RMLP, Inc and goodwill of $8.1 million. The remaining assets of $7.2 million primarily consisted of cash, receivables and other assets.

MILPI had total liabilities of $36.1 million and $0.8 million of minority interest in its investment in RMLP, Inc at September 30, 2003. Liabilities primarily consisted of a $10.0 million balance on the warehouse line of credit used for the railcar purchases (discussed below); $11.9 million in deferred income taxes; $2.9 million in notes payable to an unrelated third party (discussed below) and $2.5 million to a related party (discussed below); and $8.8 in accounts payable and other liabilities.

MILPI is a participant in a $10.0 million warehouse credit facility, which expires in December 2003. The warehouse credit facility is shared by MILPI and several of its managed equipment leasing programs. All borrowings are guaranteed by MILPI. MILPI borrowed $10.0 million under the warehouse credit facility at September 30, 2003.

MILPI had cash flows from operations of $2.5 million for the nine months ended September 30, 2003. Cash flows from operations were used to finance and purchase railcars, purchase AFG Investment Trust A and B Liquidating Trust’s interest discussed below and purchase an interest in RMLP, Inc. as discussed below.

During the first quarter of 2003, RMLP, Inc., a wholly-owned subsidiary of MILPI, purchased a 75% ownership interest in the Rancho Malibu partnership. Rancho Malibu is a subsidiary of the Company that develops 274 acres of land in Malibu, California. MILPI purchased the interest in Rancho Malibu from Semele Group Inc. for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15%) of the common stock of RMLP, Inc. The acquisition was financed through existing cash flows. In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an additional unrelated investor for the purpose of completing the development of the property. The third party investor contributed $2.0 million to Rancho Malibu and is the development general partner.

During the second quarter of 2003, MILPI acquired AFG Investment Trust A and B Liquidating Trusts’ interest in MILPI for $5.4 million. The acquisition was financed through MILPI’s existing cash reserves and cash flows generated from the sale of railcars. Subsequent to the acquisition, the Trust and Trust D’s ownership interest in MILPI increased to 50% per Trust.

During the nine months ended September 30, 2003, MILPI borrowed $2.9 million on the cash surrender value of the life insurance policies owned by MILPI and used the proceeds to fund railcar purchases.

MILPI’s asset base consists of its ownership interests in the management in several equipment programs with limited lives. MILPI’s revenue base consists primarily of management fees earned from the equipment programs. If MILPI does not find new sources of capital and revenue, its source of revenues and asset base will decrease and eventually terminate as the equipment programs dispose of their equipment.

Real Estate

Rancho Malibu owns a 274-acre parcel of land near Malibu, California, which is being developed into a single-family luxury residential subdivision. On March 17, 2003, Semele and Rancho Malibu Corp. contributed all of the partnership interest in Rancho Malibu Limited Partnership ("Rancho Malibu") along with 100% of the membership interests Semele held in RM Financing LLC to RMLP, Inc., a newly formed, wholly-owned subsidiary of MILPI, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc., approximately 15% interest in RMLP, Inc. In the second quarter of 2003, Rancho Malibu amended its partnership agreement to include an unrelated third party investor as an additional partner. The purpose of the partnership is to complete the construction of forty-six residential homes. This partner contributed $2.0 million to the partnership and is the Development General Partner. In addition to the initial contribution, this partner, as the Development General Partner, will be responsible for the coordination and management of the construction activities.

The Trust and Trust D each own 50% of C & D IT LLC, a Delaware limited liability company, in which each Trust contributed $1.0 million. C&D IT LLC’s only asset consists of its interest in Rancho Malibu. Rancho Malibu is in the development stage. Cash distributions from this investment are not anticipated in the near future since Rancho Malibu is using its cash flows to complete development of the property. As the Trust has ended its acquisition phase, it is not allowed to make additional contributions to the Rancho Malibu.

The Trust and Trust D own EFG/Kettle Development LLC which owns a 49.9% indirect ownership interest in a real estate development in Kelowna, British Columbia in Canada called Kettle Valley. As of September 30, 2003, Kettle Valley had current assets of $15.5 million, which consisted of $14.4 million of land under development, $1.0 million of inventory properties, $0.1 million of unrestricted cash, accounts receivables and prepaid assets. Long term assets consist primarily of income producing properties of $1.4 million and restricted cash of $0.4 million. Because the real estate is in the early phase of development, the net loss and negative cash flows from operations are expected to continue for some time. Kettle Valley expects to pay existing obligations with the sales proceeds from future lot sales. Kettle Valley did not pay dividends in the first nine months of 2003 or in 2002 and does not anticipate paying dividends in the next twelve months until lot sales and cash flow from home construction and sales are sufficient to support operations. Future capital needs that may be required by Kettle Valley are expected to be financed by the other equity holders or outside investors.

The Trust also has an ownership interest in EFG Kirkwood. EFG Kirkwood is a joint venture among the Trust, certain affiliated Trusts and Semele and is managed by AFG ASIT Corporation. EFG Kirkwood is a non-controlling member in two joint ventures, Mountain Resort and Mountain Springs.

Mountain Springs, through a wholly owned subsidiary, owns a controlling interest in the Purgatory Ski resort in Durango, Colorado. Mountain Spring's primary cash flows come from its ski operations during the ski season, which is heavily dependent on snowfall. Additional cash flow is provided by its real estate development activities and by the resort’s summer recreational programs. When out of season, operations are funded by available cash and through the use of a $3.5 million dollar line of credit, which is guaranteed by EFG Kirkwood. Mountain Springs did not make any distributions during the first nine months of 2003 or in 2002 and does not expect to pay any distributions in the near future. Excess cash flows will be used to finance development on the real estate surrounding the resort.

At September 30, 2003, Mountain Springs had current assets of $3.3 million, which consisted of $0.8 million of cash, accounts receivable-related party of $1.8 million and inventories and other assets of $0.7 million. Long-term assets consist primarily of buildings, equipment and real estate totaling approximately $21.6 million. Liabilities totaled approximately $20.0 million at September 30, 2003 and consisted primarily of debt and notes outstanding.

Mountain Springs had cash flows from operations of $2.0 million for the nine months ended September 30, 2003 and an overall increase in cash of $0.5 million. In order to satisfy cash requirements during the nine months ended September 30, 2003, Mountain Springs made draws of $3.5 million on its line of credit and obtained loans of $2.7 million from its majority investors. In addition, Mountain Springs received a $2.2 million commitment from a related entity to purchase undeveloped land from Mountain Springs.

Mountain Resort, through four wholly owned subsidiaries, owns and operates the Kirkwood Mountain Resort, a ski resort located in northern California, a public utility that services the local community, and land that is held for residential and commercial development. Mountain Resorts receives the majority of its revenues from winter ski operations, primarily ski, lodging, retail and food and beverage services with the remainder of the revenues generated from summer outdoor activities, including mountain biking, hiking and other activities. Mountain Resort’s primary cash flows come from its ski operations during the ski season, which is heavily dependent on snowfall. Mountain Resort did not pay any distributions during the first nine months of 2003 or in 2002 and does not expect to pay any distributions in the near future. Cash flows will be used to finance development on the real estate surrounding the resort.

At September 30, 2003, Mountain Resort had current assets of approximately $8.3 million, which consisted of cash of $7.0 million, accounts receivable of $0.5 million, and inventory and other assets of $0.8 million. Long-term assets consisted primarily of buildings, equipment and real estate totaling $39.5 million. Liabilities were approximately $25.5 million, which consisted primarily of long-term senior notes and affiliated debt.

Mountain Resorts had positive cash flows for the nine months ended September 30, 2003 and was able to satisfy cash requirements with existing cash and cash flows from operations.

The Trust does not expect distributions from Mountain Springs or Mountain Resorts for the foreseeable future.

Both Mountain Springs and Mountain Resort are subject to a number of risks, including weather-related risks and the risks associated with real estate development and resort ownership. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

Distributions

The Managing Trustee does not anticipate paying any distributions to the beneficial interest holders in 2003. In any given year, it is possible that Beneficiaries will be allocated taxable income in excess of distributed cash. This discrepancy between tax obligations and cash distributions may or may not continue in the future, and cash may or may not be available for distribution to the Beneficiaries adequate to cover any tax obligation.

Cash distributions when paid to the Participants generally consist of both a return of and a return on capital. Cash distributions do not represent and are not indicative of yield on investment. Actual yield on investment cannot be determined with any certainty until conclusion of the Trust and will be dependent upon the collection of all future contracted rents, the generation of renewal and/or re-lease rents, the residual value realized for each asset at its disposal date, and the performance of the Trust’s non-equipment assets. Future market conditions, technological changes, the ability of EFG to manage and remarket the equipment, and many other events and circumstances, could enhance or detract from individual yields and the collective performance of the Trust’s equipment portfolio. The ability of the Managing Trustee and its affiliates to develop and profitably manage its non-equipment assets and the return from its interest in MILPI will impact the Trust’s overall performance.

In accordance with the Trust Agreement, upon the dissolution of the Trust, the Managing Trustee will be required to contribute to the Trust an amount equal to any negative balance, which may exist in the Managing Trustee’s tax capital account.

Commitments and Contingencies

Commitments and contingencies as of September 30, 2003 are as follows (in thousands of dollars):

c	.	Less than	1-3	4-5		After 5
Current Commitments and Contingencies	Total	1 year	Years	Years		Years

Indebtedness	$16,346	$16,346	$-	$-		$-
Contingent residual interest in aircraft	1,597	1,597	-	-		-

Total	$17,943	$17,943	$-	$-	$

Indebtedness: The Trust’s indebtedness consists of an installment note of $16.3 million. The notes bears a fixed interest rate of 9%. The installment note is non-recourse and collateralized by the Trust’s aircraft and the assignment of the related lease payments. This note will be partially amortized by the remaining contracted lease payments. The Trust has balloon payment obligations of $16.1 million at the expiration of the debt in November 2003. Management believes however, the aircraft associated with this non-recourse debt could not be sold for an amount sufficient to cover the balloon payment or re-leased for an amount that would be sufficient to refinance the debt. It is probable that the aircraft will be returned to the lender. As a result, the Trust will not be required to make the balloon payment in November 2003.

Contingent Residual Interest in Aircraft: The seller of Trust’s interest in Kettle Valley Development Trust LP ("KVD LP") purchased a residual interest in a Boeing 767-300 aircraft owned by the Trust and Trust D and leased to an independent third party. The seller paid approximately $3.0 million ($1.5 million or 50% to the Trust) for the residual interest, which is subordinate to certain preferred payments to be made to the Trust and Trust D in connection with the aircraft. Payment of the residual interest is due only to the extent that the Trust receives net residual proceeds from the aircraft. The residual interest is non-recourse to the Trust and is included as Other Liabilities on the accompanying Statements of Financial Position at both September 30, 2003 and December 31, 2002. In the event the aircraft is not sold or re-leased but rather returned to the lender, the residual interest liability will be recorded as income in the Statement of Operations in the period the aircraft is returned to the lender.

Outlook for the Future

In the future, the nature of the Trust’s operations and principal cash flows will continue to shift from rental receipts to equipment disposition proceeds and potential distributions from minority owned investments. As this occurs, the Trust’s cash flows resulting from equipment investments may become more volatile in that certain of the Trust’s equipment leases will be renewed and certain of its assets will be sold. In some cases, the Trust may be required to expend funds to refurbish or otherwise improve the equipment being remarketed in order to make it more desirable to a potential lessee or purchaser. The Trust’s Advisor, EFG, and the Managing Trustee will attempt to monitor and manage these events in order to maximize the residual value of the Trust’s equipment and will consider these factors, in addition to the collection of contractual rents, the retirement of scheduled indebtedness, and the Trust’s future working capital and reinvestment requirements, in establishing the amount and timing of future cash distributions.

Several other factors may affect the Trust’s operating performance during the remainder of 2003 and beyond including:

-changes in markets for the Trust’s equipment;

-changes in the regulatory environment in which the Trust’s equipment operates; and

-changes in the real estate markets in which the Trust has ownership interest.

The future outlook for the different operating segments of the Trust is as follows:

Real Estate

The Trust has a minority interest in two ski resorts, which are subject to the risks of the tourism industry. The economic downturn in the tourism industry following September 11, 2001 terrorist attacks had an adverse impact on the operating results of the resorts and the Trust. There can be no assurance that the travel and tourism industry will return to its pre-September 11 levels. The resorts have customers who both fly and drive to the resort locations. At this time, management does not believe the economic downturn in the travel industry will recover in the near future.

In addition, the resorts are also subject to a number of other risks, including weather-related risks. The ski resort business is seasonal in nature and insufficient snow during the winter season can adversely affect the profitability of a given resort. Many operators of ski resorts have greater resources and experience in the industry than the Trust, its affiliates and its joint venture partners.

The Trust also has a minority interest in several real estate development companies, some of which are located at the resorts. The risks generally associated with real estate include, without limitation, the existence of senior financing or other liens on the properties, general or local economic conditions, property values, the sale of properties, interest rates, real estate taxes, other operating expenses, the supply and demand for properties involved, zoning and environmental laws and regulations, and other governmental rules.

The Trust’s investments in real estate development companies have experienced an increase in residential sales as a result of interest rates currently being at historical lows. There is a risk that residential sales could materially decline if interest rates increase.

The Trust's involvement in real estate development also introduces financials risks, including the potential need to borrow funds to develop the real estate projects. While the Trust's management presently does not foresee any unusual risks in this regard, it is possible that factors beyond the control of the Trust, its affiliates and joint venture partners, such as a tightening credit environment, could limit or reduce its ability to secure adequate credit facilities at a time when they might be needed in the future. Alternatively, the Trust could establish joint ventures with other parties to share participation in its development projects.

Because the investments in the ski resorts include real estate development companies, the risks and uncertainties associated with the tourism industry can adversely affect the value of the real estate development companies associated with these investments. Decrease in tourism, weather-related conditions or other risks discussed above can permanently decrease the value of the investment and future operations.

The Trust does not anticipate receiving dividend distributions from the real estate investments in the near future due to the uncertainty of the current market conditions.

Equipment Leasing

The events of September 11, 2001 have also adversely affected market demand for both new and used commercial aircraft and weakened the financial position of several airline companies. In addition, during 2003 severe acute respiratory syndrome (SARS) has led to a dramatic decline in passenger travel in Asia. While it currently is not possible for the Trust to determine the ultimate long-term economic consequences of these events to the equipment leasing segment, the resulting decline in air travel has suppressed market prices for used aircraft and inhibited the viability of some airlines. In the event of a lease default by an aircraft lessee, the Trust could experience material losses. At September 30, 2003, the Trust has collected substantially all rents owed from aircraft lessees. The Trust is monitoring developments in the airline industry and will continue to evaluate the potential implications to the Trust’s financial position and future liquidity. Management does not anticipate significant improvements in the airline industry in the near future.

At lease inception, the Trust equipment was leased by a number of credit worthy, investment-grade companies. To date, the Trust has not experienced any material collection problems and has not considered it necessary to provide an allowance for doubtful accounts. Notwithstanding a positive collection history, there is no assurance that all future contracted rents will be collected or that the credit quality of the Trust’s leases will be maintained. The credit quality of an individual lease may deteriorate after the lease is entered into. Collection risk could increase in the future, particularly as the Trust remarkets its equipment and enters re-lease agreements with different lessees. The Managing Trustee will continue to evaluate and monitor the Trust’s experience in collecting accounts receivable to determine whether a future allowance for doubtful accounts may become appropriate.

The ultimate realization of residual value for any type of equipment is dependent upon many factors, including condition and type of equipment being sold and its marketability at the time of sale. Changing market conditions, industry trends, technological advances, and many other events can converge to enhance or detract from asset values at any given time. The Trust attempts to monitor these change in order to identify opportunities which may be advantageous to the Trust and which will maximize total cash returns for each asset.

Equipment Management
The ultimate realization of revenues for managed equipment is subject to economic risks related to many changing factors, including ability of MILPI’s equipment programs to realize acceptable lease rates on its equipment in the different equipment markets. Lease rates are contingent on many factors, such as specific market conditions and economic activity, technological obsolescence, and government or other regulations. The unpredictability of some of these factors, or of their occurrence, makes it difficult for MILPI to clearly define trends or influences that may impact the performance of the equipment programs. MILPI continually monitors both the equipment markets and the performance of the equipment programs in these markets. MILPI may decide to reduce the equipment program's exposure to equipment markets in which it determines it cannot operate equipment to achieve acceptable rates of return. Alternatively, MILPI may make a determination to enter equipment markets in which it perceives opportunities to profit from supply/demand instabilities or other market imperfections.

MILPI’s asset base consists of its interest in the management in several equipment programs with limited lives. If MILPI does not find new sources of capital and revenue, its source of revenues and asset base will decrease and eventually terminate the equipment programs.

Item 3. Controls and Procedures

Limitations on the Effectiveness of Controls

The Trustee’s management, including it’s President and Chief Financial Officer (CFO), does not expect that our internal controls or disclosure control will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.

Because of the inherent limitations in all control systems, no evaluation of control can provide absolute assurance that all control issues and instances of fraud, if any, within the Fund have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, collusion of two or more people, or by management override of the control. The design of any system of controls also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Notwithstanding the forgoing limitations, we believe that our internal controls and disclosure control provide reasonable assurances that the objectives of our control system are met.

Quarterly Evaluation of the Fund’s Disclosure Controls and Internal Controls
(1)  Within the 90-day period prior to the filing of this report, the Trustee carried out an evaluation, under the supervision and with the participation of the Trustee’s management, including it’s President and CFO, of the effectiveness of the design and operation of the Fund’s disclosure controls and procedures pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (the "Exchange Act"). Based upon that evaluation, the Chief Executive Officer and CFO concluded that the Fund’s disclosure controls and procedures are effective in timely alerting them to material information relating to the Fund’s required to be included in the Fund’s exchange act filings.

(2)  There have been no significant changes in the Fund’s internal controls or in other factors which could significantly affect internal controls subsequent to the date of the Trustee carried out its evaluations.

AFG Investment Trust C

FORM 10-QSB
PART II. OTHER INFORMATION

Item 1.             Legal Proceedings

      Response: None

Item 2.   Changes in Securities

     Response: None

Item 3.   Defaults upon Senior Securities

     Response: None

Item 4.   Submission of Matters to a Vote of Security Holders

     Response: None

Item 5.   Other Information

     Response: None

Item 6.   Exhibits and reports on Form 8-K

a).  Exhibits
Exhibit 99.1 Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2   Certification Pursuant to 18 U.S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

b).   Reports on Form 8-K
                                                                 Response: None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFG Investment Trust C

By:          AFG ASIT Corporation, a Massachusetts

                corporation and the Managing Trustee of

                the Registrant.

       By:           /s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.

(Duly Authorized Officer and

Principal Financial and Accounting Officer)

Date:  November 14, 2003

Certification:

I, Gary D. Engle, certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of AFG Investment Trust C;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

       November 14, 2003

Certification:

I, Richard K Brock, certify that:
1.    I have reviewed this quarterly report on Form 10-K of AFG Investment Trust C;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)  designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)  evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)  presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

d)  all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

e)  any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.    The registrant’s other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

November 14, 2003

Exhibit Index

99.1 Certificate of Chief Executive Officer pursuant to Section 906 of Sarbanes - Oxley Act
99.2 Certificate of Chief Financial Officer pursuant to Section 906 of Sarbanes - Oxley Act

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Gary D. Engle

Gary D. Engle

President of AFG ASIT Corporation,

the Managing Trustee of the Trust

(Principal Executive Officer)

November 14, 2003

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust C (the "Trust"), on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Trust’s Managing Trustee, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Richard K Brock

Richard K Brock

Chief Financial Officer and Treasurer of AFG ASIT Corp.,

the Managing Trustee of the Trust

(Principal Financial and Accounting Officer)

November 14, 2003

Annex E-7

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report                (Date of earliest event reported)
December 10, 2003                            (December 4, 2003)

AFG Investment Trust C

(Exact name of registrant as specified in its charter)

Delaware        0-21444        04-3157232

(State or other jurisdiction    (Commission   (IRS Employer

of incorporation)   File Number)                                                          Identification No.)

1050 Waltham Street Lexington, MA                        02421

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (781) 676-0009

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

AFG Investment Trust C and AFG Investment Trust D (collectively the "Trusts") jointly owned interest in a trust whose sole asset was a Boeing 767 aircraft. AFG Investment Trust C and AFG Investment Trust D each owned 50% of the trust. In December 2003, the lease associated with the aircraft expired and the third party lessee returned the asset to the trust. The aircraft was financed with a non-recourse note pursuant to a related loan and security agreement. On December 4, 2003, the trust returned the asset to the lender in consideration of the outstanding balance of the note pursuant to the loan and security agreement. AFG Investment Trust C recorded a loss on the disposition of the asset of $0.1 million associated with reimbursable costs due to the lender. No other gain or loss was recorded on the disposition of the asset because the net book value of the aircraft ($16.1 million for AFG Investment Trust C) was equal to the balance of the non-recourse note at the date of delivery of the aircraft to the lender.

The trust sold a residual interest in the aircraft in fiscal 1999 for $3.0 million. The cash received for the sale of residual interest was recorded as "Other Liabilities" in the Trusts’ balance sheets. Payment of the residual interest is due only to the extent that the sale of the aircraft generated net residual proceeds from the aircraft in excess of a base amount. Since the asset was returned to the lender, no residual proceeds were generated. Therefore, AFG Investment Trust C recorded $1.5 million of income in the Trust’s Statement of Operations reflecting the elimination of its proportionate share of the residual interest liability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2003        AFG INVESTMENT TRUST C

               By:      AFG ASIT Corporation, as Managing Trustee
      By:   /s/ Richard K Brock

         Name:  Richard K Brock
                                  Title:  Chief Financial Officer

AFG INVESTMENT TRUST C

200 Nyala Farms
Westport, Connecticut  06880

Consent of Beneficiary

(SOLICITED ON BEHALF OF THE MANAGING TRUSTEE)

I have received and reviewed the Solicitation Statement dated _________ ___, 2004 (the "Solicitation Statement"), from AFG Investment Trust C (the "Trust") concerning the four proposals. For purposes of Article XII, Section 12.1, of the Trust Agreement, I hereby vote as follows. If this signed Consent contains no specific voting instructions, my Interests will be voted FOR the adoption of each of the Proposals.

THE MANAGING TRUSTEE RECOMMENDS A VOTE FOR THE ADOPTION OF EACH OF THE PROPOSALS.

(1)    To approve the liquidation and dissolution of the Trust under the terms and conditions of the Plan of Liquidation and Dissolution, pursuant to which Beneficiaries will receive cash distributions upon final dissolution.

______ FOR    ______ AGAINST   ______ ABSTAIN

(2)    To amend Section 7.3 of the Trust Agreement to allow for the sale of assets by the Trust to its affiliates.

______ FOR    ______ AGAINST   ______ ABSTAIN

(3)    To approve the sale of the Trust’s membership interest in MILPI Holdings, LLC, which is owned jointly with an affiliate of the Trust.

______ FOR    ______ AGAINST   ______ ABSTAIN

(4)    To amend Section 8.1(b) of the Trust Agreement, which currently allows for distributions in-kind on a pro rata basis to all Beneficiaries upon the liquidation and dissolution of the Trust, so that the Managing Trustee will have the discretion to make distributions in-kind to affiliates of the Trust, together with coinciding cash payments to the other Beneficiaries, and to concurrently amend Section 7.7 of the Trust Agreement to allow for such distributions in-kind permitted by Section 8.1(b).

______ FOR    ______ AGAINST   ______ ABSTAIN

A properly executed Consent of Beneficiary received by the Managing Trustee will be voted in accordance with the directions indicated above. If no specific voting instructions are indicated, a properly executed Consent of Beneficiary received by the Managing Trustee will be voted FOR Proposals 1 through 4.

Number of Class A Beneficiary Interests Held: __________

Number of Class B Beneficiary Interests Held: _____
_____
If the Beneficiary is an Individual:
Signature Date	Signature Date

Print Name	Print Name
(If Joint Tenants Or Tenants-In-Common, Both Owners Must Sign):
If the Beneficiary is a Corporation, Partnership or Trust:

Name of Entity
By:
Signature

Print Name

Title	Date

This Consent Form may be returned by fax, mail or hand-delivery. Please return this Consent Form no later than February __, 2004, to:

THE ALTMAN GROUP

60 East 42 nd Street, Suite 405

New York, New York 10165

Telephone: (800) 461-2657

Facsimile: (212) 973-9818

In the event that a sufficient number of consents required for the adoption – or rejection – of the proposals has not been received by February __, 2004, the Managing Trustee may, at its discretion, extend the deadline for up to 90 days, in which case the Managing Trustee will provide notice to Beneficiaries by means of a press release or a letter mailed to each Beneficiary.